united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA        92121

(Address of principal executive offices)                      (Zip code)

Richard Malinowski

Gemini Fund Services, LLC., 80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 4/30/17

Item 1. Reports to Stockholders.

DUNHAM
& ASSOCIATES
World-Class Trust & Investment Firm

Hold Us To Higher Standards

April 30, 2017

SEMI-ANNUAL REPORT

Dunham Floating Rate Bond Fund

Dunham Corporate/Government Bond Fund

Dunham Monthly Distribution Fund

Dunham Dynamic Macro Fund

Dunham High-Yield Bond Fund

Dunham Alternative Dividend Fund

Dunham International Opportunity Bond Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Focused Large Cap Growth Fund

Dunham International Stock Fund

Dunham Real Estate Stock Fund

Dunham Small Cap Value Fund

Dunham Emerging Markets Stock Fund

Dunham Small Cap Growth Fund

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Investment Adviser:

This Semi-annual Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act Of 1995. Forward-looking statements also include those preceded by, followed by or that include the words “believes”, “expects”, “anticipates” or similar expressions. Such statements should be viewed with caution. actual results or experience could differ materially from the forward-looking statements as a result of many factors. Each Fund makes no commitments to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements. In addition, prospective purchasers of the Funds should consider carefully the information set forth herein and the applicable fund’s prospectus. Other factors and assumptions not identified above may also have been involved in the derivation of these forward-looking statements, and the failure of these other assumptions to be realized may also cause actual results to differ materially from those projected.

Dear Fellow Shareholders,

The past six months have been exciting, to say the least. Headlines have bounced from a surprise in U.S. election results, to two increases in the Fed Funds Rate, to a significant rally in equities, to geopolitical uncertainty overseas, and to domestic political excitement, euphoria, and disappointment. While some of these headlines are not uncommon, the convergence of all of these events in such a short period would prompt most financial markets-focused academics to assume that significantly increased volatility would have coincided with this information maelstrom. Instead, volatility subsided to low levels that have not been seen in over a decade, since before the Global Financial Crisis.

While this most recent rally in the equity markets has generally resulted in all-time highs for many broad asset classes, the “per unit of earnings” prices are not at all-time highs. For example, the S&P 500 Index boasted an average Price-to-Earnings ratio of close to 21.3 at the end of the most recent fiscal quarter. This is a far-cry from the 26.5 ratio seen in 2009 or 30.6 ratio in 1999. Therefore, while equity fundamentals and prices do not appear outrageous, we do believe that there are opportunities in both the traditional equity and fixed income markets, as well as in alternative asset classes.

When looking overseas, the increased concerns over geopolitical events, such as the Dutch and French elections, have provided investment opportunities for those who remain calm amidst the panic. Foreign markets, developing markets in particular, have not seen the same rebound and rally over the past decade experienced by U.S. equities. In fact, while U.S. equities have nearly doubled in value from their 2007 highs, emerging markets stocks are still underwater and developed markets stocks are barely positive. As these regions continue to make progress implementing the complex processes needed to revitalize their economies, additional intermediate-term and long-term opportunities may surface.

As the Federal Open Market Committee has acted on their confidence that the U.S. economy is on stronger footing by increasing the Fed Funds Rate an additional 0.5 percent in the December and March meetings, the most interest-rate sensitive fixed income securities have experienced significant declines. Fed Chair, Janet Yellen, has reiterated her commitment to additional increases this year, which are expected to further stress those same securities that have broadly benefitted from close to nine years of record-low interest rates. Similar to the dispersion and uncertainty seen in the equity markets, the disconnect for many investors between what asset classes have historically been strong performers and those that should benefit most in the new environment to come is prevalent in the fixed income markets.

We remain committed to providing you with the highest level of service and an investment experience that is tailored to your specific goals. We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously and look forward to servicing your investment needs for years to come.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates Investment Counsel, Inc.

April 30, 2017

Dunham Floating Rate Bond Fund

Message from the Sub-Adviser (Newfleet Asset Management, LLC)

After shocking the world and financial markets with his surprise victory, President-Elect Trump set out to deliver on his campaign promises of economic growth, healthcare and tax reform, and border security. Over the first few months of the fiscal period, U.S. stocks soared while returns on bonds suffered. Investor optimism was gleaming at the prospects for America. The latter half of the fiscal period became more of a reality check for investors. Following the inauguration, the new administration suffered a few setbacks that led investors to reassess the speed, or even the likelihood, at which the new president’s policies would come to fruition. U.S. stocks continued their upward trajectory, albeit at a reduced pace, while bond returns recovered. Over the six-month period ended April 30, 2017, U.S. stocks, as measured by the S&P 500, gained 13.3 percent. Over the same period, interest rates on the 10-year U.S. Treasury fluctuated within an 85 basis point range, hitting their low of 1.78 percent a few days prior to the election, undulating throughout the fiscal period until they reached their high of 2.63 percent in mid-March, before settling at 2.28 percent to end the fiscal period. The Federal Reserve increased the Fed Funds Rate by 25 basis points in December of 2016 and again in March of 2017. As bond prices fall when interest rates rise, returns on U.S. bonds declined. U.S. investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Total Return Bond Index, lost 0.7 percent over the six-month period ended April 30, 2017. The increase in rates was mimicked by the performance of bank loans, as measured by the S&P / LSTA Leveraged Loan Index. Bank loans gained 3.0 percent over the fiscal period. The London Interbank Offered Rate (“LIBOR”) continued its upward trend during the fiscal period. Three-month LIBOR began the fiscal period at 0.88 percent, generally its lowest point of the six-month period, before beginning a steady climb to its high of 1.17 percent at end of the fiscal period.

U.S. stocks rallied over the six-month period ended April 30, 2017, and bank loan returns were meaningfully positive, as well. At the beginning of the fiscal period, the average bank loan in the Fund had a price of $99.72. By the middle of the fiscal period, the average bank loan price rose to $100.02, before dipping to $99.88 by the end of the fiscal six-month period. The Sub-Adviser remains optimistic about the asset class’ potential as interest rates rise and investor sentiment towards the loan space allows the price to continue to increase. At the beginning of the fiscal six-month period, approximately 22 bank loans in the Fund had a price lower than $95, which represented approximately 7.25 percent of the bank loans in the Fund. By the end of the fiscal six-month period, the Fund held approximately 20 bank loans with a price below $95, which represented approximately 6.25 percent of the bank loans in the Fund.

The yields on bank loans, as measured by the S&P / LSTA Leveraged Loan 100 Index, generally moved in the opposite direction from broader Treasury yield movements over the fiscal period. Bank loans, in general, began the fiscal six-month period with a yield-to-maturity of 5.1 percent, approximately 1.4 percent less than their traditional high-yield bond counterparts, as measured by the BofA Merrill Lynch High-Yield Bond Cash Pay Index. Bank loans underperformed traditional high-yield bonds over the first half of fiscal period by nearly 100 basis points, and trailed by nearly 150 basis points over the second half of the fiscal six-month period. Over the entire period, bank loans underperformed traditional high-yield bonds by nearly 250 basis points. The yield gap between the bank loans and traditional high-yield bonds saw an overall expansion over the fiscal period. At the end of the fiscal six months, the yields on bank loans stood at 4.5 percent and traditional high-yield bonds ended at 6.0 percent. The Fund held approximately 5.8 percent of its assets in traditional high-yield bonds that, from an allocation perspective, enhanced relative performance during the fiscal period.

The Sub-Adviser continued to focus on higher rated first lien loans within the bank loan space, limiting its exposure to bank loans rated CCC and lower. The exposure to lower-rated loans, second lien loans, and traditional bonds has been limited to instances where the Sub-Adviser has determined that the additional reward is expected to significantly outweigh the additional risk. However, with the significant increase in lower-rated securities over the second half of the six-month period, some of the Fund’s bonds also benefitted. For example, the Fund held the CC-rated traditional bonds issued by FTS International, Inc. (30283WAB0) (holding percentage*: 0.03 percent), a provider of oil field services and high-pressure hydraulic fracturing, operating throughout the United States. The company’s bonds increased 53.6 percent on a total return basis over the first half of the six-month period. The second half of the six-month period saw the total return of the bonds lose 2.7 percent. As oil prices rallied from their January 2016 lows and traded in the $45 to $55 range throughout the first half of the fiscal period, many energy-related issuers saw increases in their bank loans over the first half of the fiscal period, such as Fieldwood Energy, LLC (BL1112129) (holding percentage*: 0.07 percent). Another provider of oil and gas services, the company acquires and develops oil and gas opportunity assets throughout the United States. Fieldwood’s bank loan saw a price increase from $60.00 at the beginning of the fiscal period to $79.37 midway through the fiscal period. The second half of the fiscal period saw the price of the bank loans drop from $79.37 to $78.81, as oil prices generally declined from the $55 range to the $49 range. A contributor to the Fund’s performance over the entire six-month period was Drillships Financing Holding, Inc. (BL1037748) (holding percentage*: 0.08 percent), which operates as a financing holding company and a subsidiary of Ocean Rig UDW, Inc. Ocean Rig offers offshore drilling services to the oil and natural gas exploration industry, operating ultra-deepwater semi-submergible offshore drilling rigs, and specializes in drilling in harsh environments. The bank loans saw a 46.0 percent increase in its price from the beginning of the fiscal period through the end.

The Sub-Adviser remains constructive on markets but believes there are still a number of uncertainties to monitor going forward, including the unfolding of Trump’s economic policies, the strength of the U.S. dollar, and commodities prices. The Sub-Adviser expects U.S. growth in the 2 percent to 2.5 percent range for the year and believes the Fed will remain data dependent but will raise rates two more times this year. The Sub-Adviser believes global growth will be driven by emerging markets, and expects an improvement in global growth this year after hitting a bottom last year. The Sub-Adviser believes there will be continued increases in LIBOR and remains encouraged by historically low default rates, both of which should benefit bank loan investors by the floating rate feature offered by bank loans.

*	Holdings percentage(s) as of 4/30/2017.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of April 30, 2017

				Annualized
		One	Annualized	Since Inception
	Six Months	Year	Three Years	(11/1/13)
Class N	2.47%	5.65%	2.68%	2.61%
Class C	2.25%	4.94%	1.97%	1.86%
Class A with load of 4.50%	(2.30)%	0.56%	0.86%	0.99%
Class A without load	2.33%	5.27%	2.42%	2.33%
S&P/LSTA Leverage Loan Index	3.03%	8.05%	3.05%	4.60%
Morningstar Bank Loan Category	2.70%	7.21%	2.86%	2.99%

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index or benchmark.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.20% for Class N, 1.95% for Class C and 1.45% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund
April 30, 2017

	Shares			Value
COMMON STOCK - 0.1%
ELECTRIC - 0.1%
Speedstar Holding Corp.	23,349			$—
Vistra Energy Corp.	10,588			158,291
TOTAL COMMON STOCK (Cost - $148,234)				158,291

EXCHANGE TRADED FUND - 1.0%
DEBT FUND - 1.0%
PowerShares Senior Loan Portfolio	56,935			1,325,447
TOTAL EXCHANGE TRADED FUND (Cost - $1,319,832)

	Principal	Interest	Maturity
Security	Amount	Rate	Date
BANK LOANS - 88.0%
CONSUMER DISCRETIONARY - 24.3%
Advantage Sales & Marketing, Inc.	$182,000	7.6723%	7/24/2022	174,447
Advantage Sales & Marketing, Inc.	285,000	4.4218	7/24/2021	278,944
Affinity Gaming LLC	18,455	4.6496	6/30/2023	18,616
Altice US Finance I Corp	334,811	3.3712	7/28/2025	335,194
AMC Entertainment Holdings, Inc.	161,595	3.9196	12/16/2023	162,335
American Axle & Manufacturing Holdings, Inc.	285,000	3.4054	4/6/2024	283,991
Aristocrat International Pty L	600,187	3.4032	10/20/2021	605,940
Accuride	369,175	8.1496	11/16/2023	373,328
Bass Pro Group LLC	655,000	5.8996	6/8/2018	660,322
Bass Pro Group LLC	655,000	6.1496	12/16/2026	639,490
Boyd Gaming Corp.	874,475	3.6718	9/16/2023	879,442
Caesars Entertainment	129,617	1.5000	—	159,429
Caesars Entertainment Operating	305,000	3.6498	4/4/2024	303,589
Caesars Entertainment Operating	526,848	10.2500	1/28/2018	602,911
Caesars Entertainment Resort	815,331	7.1723	10/12/2020	819,412
Caesars Growth Properties Holding	400,000	4.1665	5/8/2021	402,688
Caesars Growth Properties Holding	249,714	3.7500	5/8/2021	251,274
CBAC Borrower LLC	98,750	8.2500	7/2/2020	99,244
CBS Radio, Inc.	295,333	4.6562	10/16/2023	297,918
CDS US Intermediate Holdings	173,360	5.1496	7/8/2022	175,130
Charter Communications Operating LLC	136,620	3.1723	1/16/2022	137,332
Charter Communications Operating LLC	700,920	3.4223	1/16/2024	705,213
Charter Communications Operating LLC	323,451	3.1723	6/30/2020	325,507
CityCenter Holdings LLC	565,000	3.9062	4/18/2024	566,554
Cooper Standard Auto	189,022	3.8996	11/2/2023	189,760
CSC Holdings LLC	1,045,275	3.4062	7/16/2025	1,046,488
Delta 2 Lux Sarl	385,000	4.2500	1/31/2024	386,011
Eldorado Resorts, Inc.	127,725	6.2500	7/24/2022	127,446
Eldorado Resorts, Inc.	590,000	5.2500	4/16/2024	589,817
Federal-Mogul Holdings Corp.	983,126	4.9062	4/16/2021	984,001
Floor & Decor Outlets of America	261,685	4.6723	9/30/2023	262,666
Gates Global LLC	635,952	4.4076	3/31/2024	639,968
Gateway Casinos & Entertainment	165,000	4.8040	2/22/2023	167,440
Graton Economic Development	117,405	4.9601	8/31/2022	118,139
Greektown Holdings LLC	170,000	4.1704	4/24/2024	170,496
Harbor Freight Tools	394,515	4.4223	8/18/2023	394,073
Hilton Worldwide Finance LLC	1,533,572	3.1704	10/24/2023	1,547,950
iHeart Communications, Inc.	910,000	7.9223	1/30/2019	779,998
Intelsat Jackson Holdings S.A.	370,000	3.9018	6/30/2019	365,984
KAR Auction Services, Inc.	306,184	3.3598	3/12/2021	309,293
KAR Auction Services, Inc.	74,250	4.6723	3/8/2023	74,970
Laureate Education, Inc.	597,845	8.6557	3/16/2021	598,592
Laureate Education, Inc.	449,681	5.6562	4/26/2024	450,151
Leslie’s Poolmart, Inc.	318,501	4.8996	8/16/2023	320,624
Libbey Glass, Inc.	243,843	4.1557	4/8/2021	236,527
Lions Gate Entertainment Corp.	251,200	4.1496	12/8/2023	253,006
MCC Iowa LLC	296,655	3.6723	1/28/2021	298,834
McGraw-Hill Global Education	263,013	5.1723	5/4/2022	260,999
Mediacom Illinois LLC	154,445	3.4223	2/16/2024	155,475

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CONSUMER DISCRETIONARY (Continued) - 24.3%
MGM Growth Properties	$373,230	3.672%	4/24/2023	$374,564
Michaels Stores, Inc.	527,583	3.9173	1/30/2023	527,253
Mission Broadcasting, Inc.	19,910	4.1562	1/16/2024	20,114
Mohegan Tribal Gaming Authority	249,375	5.1723	10/12/2023	251,531
Neiman Marcus Group LTD, Inc.	267,245	4.4054	10/24/2020	213,944
Nexstar Broadcasting, Inc.	205,363	4.1562	1/16/2024	207,472
Numericable US LLC	650,000	3.9062	8/1/2025	648,102
Numericable US LLC	159,600	4.4223	1/14/2025	159,999
Party City Holdings, Inc.	531,410	4.1708	8/20/2022	531,853
Penn National Gaming, Inc.	125,000	3.6496	1/20/2024	126,016
PetSmart, Inc.	536,445	4.1518	3/12/2022	493,715
Playa Resorts Holdings	365,000	4.1576	4/28/2024	366,303
Scientific Games International	531,267	5.1562	9/30/2021	539,858
Serta Simmons International	305,235	4.5337	11/8/2023	306,642
ServiceMaster Co. LLC	874,800	3.6496	11/8/2023	885,874
Sinclair Television	368,452	3.4223	1/4/2024	369,741
Six Flags Entertainment Corp.	343,273	3.4232	6/30/2022	347,063
Speedstar Holding Corp.	5,149	9.9051	4/12/2022	3,778
SRAM Corporation	261,108	4.6850	3/16/2024	261,108
St George’s University	222,252	6.3996	7/6/2022	225,309
Station Casinos LLC	877,909	3.6562	6/8/2023	878,607
TI Group Automotive Systems LLC	303,384	3.9223	6/30/2022	305,027
Transtar Holding Co.	6,701	5.5000	4/12/2022	6,523
Transtar Holding Co.	16,970	5.5000	4/12/2022	12,946
Tribune Co.	23,631	4.1723	12/28/2020	23,838
Tribune Co.	295,270	4.1723	1/26/2024	297,808
UFC Holdings LLC	604,973	4.4062	8/18/2023	609,462
Univision Communications, Inc.	2,476,298	3.9223	3/16/2024	2,463,334
US Farathane LLC	270,685	5.1496	12/24/2021	273,900
Ziggo BV	890,000	3.6562	4/16/2025	891,157
				32,609,799
CONSUMER STAPLES - 5.4%
Albertsons LLC	251,107	4.4218	12/20/2022	252,505
Albertsons LLC	460,877	4.1723	8/24/2021	463,013
Amplify Snack Brands, Inc.	158,525	6.6498	9/2/2023	156,049
ARAMARK Corp.	410,000	3.1522	3/28/2024	414,100
Chobani LLC	279,325	5.4223	10/10/2023	284,213
Coty, Inc.	390,499	3.6498	10/28/2022	393,550
Dole Food Co, Inc.	540,000	4.1554	4/6/2024	542,533
Galleria Co	205,952	4.1498	9/28/2023	208,012
Hostess Brands LLC	375,569	4.1723	8/4/2022	379,443
Jacobs Douwe Egberts	105,001	3.6498	7/2/2022	105,525
JBS USA Lux	655,000	3.6498	10/30/2022	658,861
Kronos, Inc.	698,250	5.0346	10/31/2023	701,623
Kronos, Inc.	120,000	9.2846	10/31/2024	125,385
Milk Specialties Co.	341,285	5.1496	8/16/2023	344,913
Prestige Brands, Inc.	193,693	3.9223	1/26/2024	195,727
Reynolds Group Holdings, Inc.	839,354	4.1723	2/4/2023	844,554
Rite Aid Corp.	430,000	5.0473	6/20/2021	431,612
TKC Holdings, Inc.	275,000	4.8998	1/31/2023	278,208
US Foods, Inc.	465,483	3.9223	6/28/2023	470,284
				7,250,110
ENERGY - 2.6%
Blackhawk Mining LLC	135,849	10.6723	2/16/2022	132,162
Chesapeake Energy Corp.	55,000	8.5523	8/24/2021	59,546
Chief Exploration & Development	172,000	7.6518	5/16/2021	166,195
Contura Energy, Inc.	370,000	6.1518	3/18/2024	367,342
Drillships Financing Holding	140,276	8.0000	4/1/2021	106,084
Drillships Ocean Ventures, Inc.	109,200	7.5000	7/24/2021	101,874
Fieldwood Energy LLC	134,102	8.3750	9/30/2020	105,689

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
ENERGY - 2.6% (Continued)
Fieldwood Energy LLC	$81,748	8.3750%	9/30/2020	$74,663
Fieldwood Energy LLC	180,554	8.1723	9/1/2020	177,244
Gavilan Resources LLC	290,000	7.1498	2/29/2024	288,550
Jonah Energy LLC	243,000	7.6723	5/12/2021	232,673
MEG Energy Corp.	594,194	4.5390	1/1/2024	595,866
Paragon Offshore Finance Co	174,258	5.7500	7/16/2021	68,178
Peabody Energy Corp.	290,000	5.6498	4/1/2022	291,873
Seadrill Operating LP	811,214	4.1496	2/20/2021	552,031
Ultra Resources, Inc.	190,000	4.1584	4/12/2024	189,525
				3,509,495
FINANCIALS - 3.5%
Alixpartners LLP	860,000	4.1498	4/4/2024	868,445
Asurion LLC	188,460	4.9223	11/4/2023	190,109
Asurion LLC	16,733	4.4223	7/8/2020	16,874
Asurion LLC	301,588	4.4223	8/4/2022	303,944
Asurion LLC	230,000	8.6723	3/4/2021	233,952
Avolon	25,000	3.9032	3/20/2022	25,402
Delos Finance	300,000	3.3996	10/6/2023	304,013
iStar Financial, Inc.	20,657	4.9043	6/30/2020	20,915
Lightstone Generation	127,796	5.6723	1/30/2024	128,654
Lightstone Generation	7,884	5.6723	1/30/2024	7,937
Lonestar Intermediate	215,000	10.1723	9/1/2021	224,137
TransUnion LLC	883,246	3.6723	4/8/2023	891,858
VF Holdings Corp.	651,825	4.4223	6/30/2023	655,084
Walter Investments	953,918	4.9223	12/18/2020	864,569
				4,735,893
HEALTHCARE - 11.5%
21st Century Oncology, Inc.	146,612	7.2746	4/30/2022	133,710
Acadia Healthcare Co, Inc.	303,559	4.1496	2/16/2023	304,318
Akorn, Inc.	258,135	5.4223	4/16/2021	261,202
Alere, Inc.	533,080	4.4223	6/20/2022	536,243
American Renal Holdings Co, Inc.	83,338	4.7500	8/20/2019	84,068
Amneal Pharmaceuticals LLC	465,924	4.6576	10/31/2019	470,949
Ardent Legacy Acquisitions, Inc.	192,075	6.6496	8/4/2021	193,155
Capsugel Holdings US, Inc.	401,785	4.1723	8/1/2021	402,707
Change Healthcare Holdings	995,000	3.9223	2/29/2024	999,234
CHG Healthcare Services, Inc.	144,868	4.9223	6/8/2023	146,905
CHS/Community Health Systems	1,099,725	4.0767	1/28/2021	1,094,282
CHS/Community Health Systems	271,751	3.8268	1/1/2020	271,099
Concordia Healthcare Corp.	147,563	5.4165	10/20/2021	99,732
ConvaTec, Inc.	94,000	3.4223	10/24/2021	94,882
DaVita, Inc.	740,970	3.9223	6/24/2021	749,676
DJO Finance LLC	157,200	4.4109	6/8/2020	153,938
Endo Luxembourg Finance I Co	505,000	5.4084	4/28/2024	509,671
Endo Luxembourg Finance I Co	614,225	4.1496	9/26/2022	614,437
Envision Healthcare Corp.	726,975	4.1496	11/30/2023	735,790
Greatbatch Ltd	93,441	4.6518	10/28/2022	94,142
Grifols Worldwide Operations	160,000	3.4204	2/1/2025	160,562
HCA, Inc.	202,396	3.1723	3/16/2023	203,357
HLF Financing	185,000	6.6723	2/16/2023	185,439
IASIS Healthcare LLC	296,134	4.5000	5/3/2018	297,578
IASIS Healthcare LLC	35,000	5.2500	4/28/2021	34,825
IMS Health, Inc.	322,225	3.1503	3/8/2024	325,850
inVentiv Health, Inc.	335,160	4.8140	11/8/2023	337,511
Kindred Healthcare, Inc.	170,251	4.6551	4/8/2021	171,156
Mallinckrodt International	100,000	3.8996	9/24/2024	100,097
MultiPlan, Inc.	121,310	4.8996	6/8/2023	123,054

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
HEALTHCARE (Continued) - 11.5%
National Mentor Holdings, Inc.	$264,075	4.3996%	2/1/2021	$266,303
National Surgical Hospitals Inc.	115,935	4.6723	5/31/2022	116,370
NVA Holdings, Inc.	206,174	8.1496	8/14/2022	209,267
NVA Holdings, Inc.	96,612	4.6496	8/14/2021	98,092
Ortho-Clinical Diag Holding	655,930	4.9223	6/30/2021	653,624
Pharmaceutical Product Development	550,053	4.4103	8/18/2022	553,686
Quorum Health Corp.	220,240	6.7846	4/28/2022	220,240
Sedgwick, Inc.	125,000	6.9223	2/28/2022	125,729
Select Medical Corp.	300,000	4.6554	3/6/2024	304,125
Sterigenics-Nordion Holdings LLC	243,200	4.1498	5/16/2022	242,973
Surgery Center Holding, Inc.	208,289	4.9004	11/4/2020	209,851
Team Health, Inc.	574,194	3.9223	2/6/2024	570,157
US Renal Care, Inc.	719,817	5.3996	12/30/2022	684,276
Valeant Pharmaceuticals International ^	1,324,392	5.8998	3/31/2022	1,333,980
				15,478,242
INDUSTRIALS - 13.7%
84 Lumber Co.	467,063	6.9204	10/24/2023	472,901
Accudyne Industries	740,000	4.1496	12/12/2019	737,532
ADS Waste Holdings, Inc.	988,250	3.9223	11/10/2023	997,688
Air Canada	144,000	3.9054	10/6/2023	145,103
American Airlines, Inc.	499,550	3.6562	12/14/2023	500,839
American Airlines, Inc.	89,000	3.6723	4/28/2023	89,243
American Airlines, Inc.	431,088	3.1723	6/28/2020	433,013
APEX Tool Group LLC	357,744	4.5000	2/1/2020	352,603
Aspen Merger Sub, Inc.	137,310	5.4223	9/28/2023	137,933
Brand Energy	473,776	4.9117	11/26/2020	475,934
Brickman Group Holdings, Inc.	249,000	7.6553	12/16/2021	251,024
Brickman Group Holdings, Inc.	684,633	4.2959	12/18/2020	688,484
Casella Waste Systems, Inc.	399,000	3.9062	10/16/2023	401,494
Columbus McKinnon Corp.	92,331	4.1496	2/1/2024	93,197
Filtration Group, Inc.	514,964	4.3140	11/24/2020	518,118
Fortress Merger Sub, Inc.	145,635	5.1498	10/20/2023	147,455
Gardner Denver, Inc.	730,274	4.4002	7/30/2020	731,150
Harland Clarke Holdings Corp.	270,793	6.6496	2/8/2022	272,181
Harland Clarke Holdings Corp.	154,995	7.1496	1/1/2022	155,964
HD Supply, Inc.	347,305	3.8996	8/12/2021	350,234
HD Supply, Inc.	513,420	3.8996	10/16/2023	518,446
Headwaters, Inc.	500,347	4.1723	3/24/2022	501,848
Husky Injection Molding	717,837	4.4223	6/30/2021	722,854
McJunkin Red Man Corp.	433,975	5.1723	11/8/2019	438,656
Navistar, Inc.	295,243	5.1576	8/8/2020	299,487
NN, Inc.	190,000	4.9022	4/4/2021	190,357
NN, Inc.	217,740	5.4223	10/20/2022	217,672
PAE Holding Corp.	212,875	6.6723	10/20/2022	215,137
Piscine US Acquisitions	324,188	5.6496	12/20/2023	326,958
Prime Security Service	471,199	4.4223	5/2/2022	476,757
Pro Mach Group, Inc.	621,819	4.9223	10/22/2021	625,706
Quikrete Co, Inc.	815,955	4.4223	11/16/2023	819,272
Rexnord LLC	368,203	3.9091	8/20/2023	369,946
Science Applications International	231,946	3.5382	5/4/2022	233,468
Sedgwick, Inc.	195,000	6.8140	2/28/2022	196,219
Sedgwick, Inc.	670,193	3.9223	2/28/2021	671,366
SiteOne Landscape Supply Holding	208,074	5.6665	4/28/2022	210,416
Spin Holdcorp	389,832	4.3463	11/14/2019	390,848
TransDigm, Inc.	80,718	4.1510	6/4/2021	80,970
TransDigm, Inc.	1,033,584	4.1723	6/8/2023	1,033,584
TransDigm, Inc.	392,385	4.1648	5/14/2022	392,583

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
INDUSTRIALS - 13.7% (Continued)
United Airlines, Inc.	$495,000	3.4019%	3/31/2024	$497,255
Waste Industries USA, Inc.	539,754	3.9223	2/28/2020	544,701
WEX, Inc.	297,750	4.6723	6/30/2023	301,496
XPO Logistics, Inc.	205,000	3.4057	10/31/2021	206,552
				18,434,644
INFORMATION TECHNOLOGY - 9.1%
Alorica, Inc.	56,907	5.9223	6/30/2022	57,832
Applied Systems, Inc.	157,482	7.6496	1/24/2022	159,188
Avaya, Inc.	183,889	6.4218	5/28/2020	154,269
Avaya, Inc.	200,000	8.6620	1/24/2018	205,819
Blackboard, Inc.	971,866	6.1562	6/30/2021	975,024
BMC Software, Inc.	722,533	5.1723	9/10/2020	727,684
Cologix, Inc.	220,000	4.1532	3/20/2024	220,412
Cologix, Inc.	110,000	4.1518	12/16/2021	110,550
Cologix, Inc.	40,000	8.1532	3/20/2025	40,467
Cypress Semiconductor Corp.	288,750	4.9054	7/4/2021	292,120
Dell International LLC	1,167,375	3.6723	9/8/2023	1,173,107
Donnelley Financial Solutions	68,937	5.1498	9/28/2023	69,640
First Data Corp.	184,725	4.1665	7/8/2022	185,995
First Data Corp.	1,746,400	3.6718	4/26/2024	1,748,583
Go Daddy Operating Co. LLC	385,752	3.6723	2/16/2024	387,706
Infor US, Inc.	1,248,760	3.8996	1/31/2022	1,248,079
Leidos Holdings, Inc.	211,470	3.4223	8/16/2023	213,717
Masergy Communications, Inc.	119,700	5.6312	12/16/2023	120,823
Mitchell International, Inc.	156,000	8.6723	10/12/2021	157,950
Mitchell International, Inc.	365,641	4.5346	10/11/2020	368,155
MKS Instruments, Inc. Term	224,631	3.9223	4/30/2023	227,019
ON Semiconductor Corp.	174,743	3.4223	4/1/2023	175,808
Presidio, Inc.	179,842	4.4001	2/2/2022	182,231
Rackspace Hosting, Inc.	367,080	4.5340	11/4/2023	370,149
Radiate HoldCo LLC	289,524	4.1723	1/31/2024	290,954
Sophia LP	309,749	4.3996	9/30/2022	309,671
SS&C Technologies, Inc.	24,785	3.4223	7/8/2022	24,994
SS&C Technologies, Inc.	289,934	3.4223	7/8/2022	292,381
Tempo Acquisition LLC	560,000	4.1562	4/30/2024	560,420
Veritas US, Inc.	687,397	6.7746	1/28/2023	685,036
Western Digital Corp.	407,005	3.9223	4/28/2023	411,329
				12,147,112
MATERIALS- 7.9%
ABC Supply Co, Inc.	589,311	3.9223	11/1/2023	593,690
Alpha 3 BV	150,000	4.1496	2/1/2024	151,054
Anchor Glass Container Corp.	244,000	8.9076	12/8/2024	249,338
Anchor Glass Container Corp.	185,535	4.4121	12/8/2024	187,321
Berlin Packaging LLC	394,576	4.6532	9/30/2021	397,289
Berry Plastics Group, Inc.	417,785	3.4057	1/6/2021	420,717
Berry Plastics Group, Inc.	371,696	3.4057	2/8/2020	374,340
Berry Plastics Group, Inc.	130,000	3.6496	1/20/2024	130,914
Berry Plastics Group, Inc.	358,069	3.6622	9/30/2022	360,823
BWAY Corp.	490,000	4.3998	4/4/2024	487,680
CPG International, Inc.	275,725	4.8996	9/30/2020	277,535
CPI Acquisition, Inc.	1,008,336	5.6584	8/16/2022	945,733
Dubois Chemicals, Inc.	30,000	4.8812	3/15/2024	30,275
Dubois Chemicals, Inc.	125,000	4.8812	3/16/2024	126,146
Duke Finance LLC	125,000	6.1496	2/20/2024	126,875
FMG Resources	208,172	3.9223	6/30/2019	209,810
Huntsman International LLC	591,876	4.1723	3/31/2023	600,387
Ineos Group Holdings Ltd	1,209,133	3.9223	4/1/2022	1,221,352

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
MATERIALS- 7.9% (Continued)
Ineos US Finance LLC	$104,738	3.9223%	3/31/2024	$105,701
Kraton Polymers	207,981	5.1723	1/6/2022	211,183
MacDermid, Inc.	154,689	4.6723	6/8/2020	155,766
New Arclin US Holdings	275,000	5.3996	2/14/2024	277,837
Omnova Solutions, Inc.	576,105	5.4223	8/24/2023	583,306
PKC Holding Corp.	30,000	4.6584	4/16/2024	30,150
PQ Corp.	92,304	5.4223	11/4/2022	93,655
Royal Holdings, Inc.	257,240	4.3996	6/20/2022	259,892
Solenis International LP	346,971	4.3142	8/1/2021	348,742
Summit Materials	386,123	3.9223	7/18/2022	390,225
Tricorbraun, Inc.	317,386	4.8996	11/30/2023	321,155
Tricorbraun, Inc.	31,818	4.8040	11/30/2023	32,196
Univar, Inc.	845,099	3.9223	6/30/2022	848,864
				10,549,951
REAL ESTATE - 2.1%
Capital Automotive L.P.	140,000	4.1665	3/24/2024	141,365
Capital Automotive L.P.	390,000	7.1665	3/24/2025	399,506
Communications Sales & Leasing	586,836	4.1723	10/24/2022	586,194
DTZ US Borrower LLC	589,500	4.3500	11/4/2021	592,899
ESH Hospitality Inc	346,374	3.6723	8/30/2023	348,586
Geo Group, Inc.	230,000	3.4218	3/22/2024	230,575
Realogy Group LLC	453,261	3.4196	7/20/2022	457,510
				2,756,635
TELECOMMUNICATION SERVICES - 4.9%
Aerial Merger Sub, Inc.	75,000	4.3500	9/2/2019	76,453
Aerial Merger Sub, Inc.	235,000	4.8500	2/29/2024	238,624
Atlice Financinf SA	420,000	3.9062	7/16/2025	420,420
Global Tel*Link Corp.	295,612	5.0000	5/24/2020	296,044
Level 3 Financing, Inc.	1,825,000	3.4062	2/22/2024	1,832,820
Sable International Finance LTD.	463,000	5.9223	12/30/2022	466,241
SBA Senior Finance II LLC	442,512	3.4223	3/24/2021	445,763
SBA Senior Finance II LLC	158,183	3.4223	6/10/2022	158,897
Securus Technologies Holdings	83,938	5.3996	4/30/2020	84,042
Securus Technologies Holdings	139,926	4.7500	4/30/2020	140,101
Sprint Communications	460,000	3.6723	2/2/2024	461,079
UPC Financing Partnership	1,235,000	4.1477	4/16/2025	1,240,792
Virgin Media Investment Holdings	660,000	4.1477	2/1/2025	663,336
				6,524,612
UTILITIES - 3.0%
APLP Holdings LP	390,883	5.3996	4/12/2023	393,326
Calpine Construction Finance	664,321	3.4223	5/4/2020	665,982
Calpine Corp.	263,013	3.8996	6/1/2023	264,329
Dayton Power & Light Co	93,765	4.4223	8/24/2022	95,113
Dynergy, Inc.	671,000	4.4076	2/8/2024	671,631
Helix Gen Funding LLC	35,000	4.8696	3/8/2024	35,394
NRG Energy, Inc.	960,076	3.4223	6/30/2023	964,978
Talen Energy Supply LLC	199,500	5.1576	7/6/2023	198,502
Talen Energy Supply LLC	335,000	5.0000	4/15/2024	333,325
Tex Operations Co. LLC	53,571	3.9223	8/4/2023	53,520
Tex Operations Co. LLC	232,071	3.9223	8/4/2023	231,853
Texas Comp Elec Hold LLC	635,000	11.5000	10/1/2020	444
Vistra Operations Co.	119,700	4.4062	12/14/2023	120,252
				4,028,649

TOTAL BANK LOANS (Cost - $117,482,125)				118,025,142

BONDS & NOTES - 6.3%
AIRLINES - 0.0%
American Airlines Group, Inc. ^ - 144A	45,000	4.6250	3/1/2020	45,956

AUTO PARTS & EQUIPMENT - 0.2%
Schaeffler Verwaltung Zwei Gmb - 144A	200,000	4.1250	9/15/2021	203,250

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BUILDING MATERIALS - 0.1%
Standard Industries, Inc. - 144A	$95,000	5.5000%	2/15/2023	$99,038

CHEMICALS - 0.2%
Hexion US Finance Corp.	105,000	6.6250	4/15/2020	99,750
Ineos Group Holdings SA - ^ 144A	200,000	5.6250	8/1/2024	204,000
WR Grace & Co-Conn - 144A	25,000	5.1250	10/1/2021	26,906
				330,656
COAL - 0.2%
Alliance Resource Operating Partners LP - 144A	257,000	7.5000	5/1/2025	267,601
Peabody Energy Corp. - 144A	15,000	6.0000	3/31/2022	15,356
				282,957
COMPUTERS - 0.5%
Diamond 1 Finance Corp. - 144A ^	570,000	5.4500	6/15/2023	615,911
Harland Clarke Holdings Corp. - 144A	60,000	8.3750	8/15/2022	61,950
				677,861
DIVERSIFIED FINANANCIAL SERVICES - 0.2%
Intl Lease Finance Corp.	120,000	3.8750	4/15/2018	122,240
Springleaf Finance Corp.	170,000	5.2500	12/15/2019	173,011
				295,251
ELECTRIC - 0.0%
Talen Energy Supply LLC - 144A	18,000	5.1250	7/15/2019	17,775

ENTERTAINMENT - 0.1%
Scientific Games International, Inc. - 144A	145,000	7.0000	1/1/2022	155,602

FOOD - 0.1%
Dole Food Co., Inc. - 144A	175,000	7.2500	6/15/2025	182,219

HEALTHCARE-SERVICES - 0.4%
CHS/Community Health Systems, Inc.	60,000	6.2500	3/31/2023	61,275
Eagle Holding Co II LLC - 144A	25,000	7.6250	5/15/2022	25,531
Surgery Center Holdings, Inc. - 144A	130,000	8.8750	4/15/2021	138,450
Tenet Healthcare Corp.	275,000	4.6312	6/15/2020	277,750
Tenet Healthcare Corp.	25,000	5.0000	3/1/2019	25,172
Tenet Healthcare Corp.	75,000	6.0000	10/1/2020	79,125
				607,303
HOLDING COMPANIES - DIVERSIFICATION - 0.1%
Argos Merger Sub, Inc. - 144A	140,000	7.1250	3/15/2023	128,275

HOME BUILDERS - 0.2%
TRI Pointe Holdings, Inc.	70,000	4.3750	6/15/2019	72,450
TRI Pointe Group, Inc.	130,000	4.8750	7/1/2021	135,525
				207,975
LEISURE TIME - 0.1%
NCL Corp. LTD. - 144A	125,000	4.7500	12/15/2021	128,438

LODGING - 0.0%
Boyd Gaming Corp.	40,000	6.8750	5/15/2023	43,200

MACHINERY-DIVERSIFIED - 0.1%
CNH Industrial Capital LLC	95,000	4.3750	4/5/2022	97,095

MEDIA - 0.7%
Cequel Communications Escrow - 144A	34,000	6.3750	9/15/2020	35,126
Charter Communications Operating LLC	225,000	4.4640	7/23/2022	239,226
iHeartCommunications, Inc.	95,000	9.0000	12/15/2019	78,731
SFR Group SA - 144A	410,000	6.0000	5/15/2022	428,963
Univision Communications, Inc. - 144A	200,000	5.1250	5/15/2023	204,000
				986,046
MINING - 0.1%
Vedanta Resources PLC - 144A	100,000	9.5000	7/18/2018	109,750

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
OIL & GAS - 0.9%
Alta Mesa Holdings LP - 144A	$135,000	7.8750%	12/15/2024	$142,425
Carrizo Oil & Gas, Inc. ^	140,000	6.2500	4/15/2023	141,750
Chesapeake Energy Corp. ^	170,000	6.6250	8/15/2020	172,550
Denbury Resources, Inc.	140,000	5.5000	5/1/2022	105,000
Diamondback Energy, Inc. - 144A	30,000	4.7500	11/1/2024	30,225
EP Energy LLC / Everest Acquisition Finance, Inc. - 144A	160,000	8.0000	11/29/2024	168,200
FTS International, Inc.	50,000	6.2500	5/1/2022	43,500
FTS International, Inc. - 144A	120,000	8.6312	6/15/2020	121,200
MEG Energy Corp. - 144A ^	115,000	6.5000	1/15/2025	113,994
Noble Holding International Ltd.	35,000	7.7500	1/15/2024	32,113
RSP Permian, Inc. - 144A	90,000	5.2500	1/15/2025	91,800
				1,162,757
PACKAGING & CONTAINERS - 0.5%
Ardagh Packaging Finance PLC - 144A	235,000	6.0000	2/15/2025	243,519
Ardagh Packaging Finance PLC - 144A	200,000	4.2500	9/15/2022	204,340
Reynolds Group - 144A	230,000	4.6584	7/15/2021	235,750
Reynolds Group	50,000	5.7500	10/15/2020	51,562
				735,171
PHARMACEUTICALS - 0.1%
Capsugel SA - 144A	19,000	7.0000	5/15/2019	18,957
VRX Escrow Corp. - 144A	70,000	5.3750	3/15/2020	60,287
				79,244
PRIVATE EQUITY - 0.1%
Icahn Enterprises LP - 144A	60,000	6.2500	2/1/2022	62,550

REITS - 0.1%
IStar Financial, Inc.	30,000	4.8750	7/1/2018	30,450
IStar Financial, Inc.	165,000	5.0000	7/1/2019	167,269
				197,719
RETAIL - 0.1%
Cumberland Farms, Inc. - 144A	125,000	6.7500	5/1/2025	130,019

SEMICONDUCTORS - 0.6%
Broadcom Corp. - 144A	355,000	2.3750	1/15/2020	355,455
Broadcom Corp. - 144A	160,000	3.0000	1/15/2022	161,438
NXP Bv - 144A	200,000	4.1250	6/1/2021	209,750
				726,643
SOFTWARE - 0.3%
First Data Corp. - 144A	190,000	5.3750	8/15/2023	198,075
First Data Corp. - 144A	90,000	5.0000	1/15/2024	92,385
First Data Corp. - 144A	25,000	5.7500	1/15/2024	26,031
				316,491
TELECOMMUNICATIONS - 0.3%
Frontier Communications Corp. ^	105,000	6.2500	9/15/2021	97,650
Intelsat Jackson Holdings SA - ^ 144A	7,000	8.0000	2/15/2024	7,543
T-Mobile USA, Inc.	205,000	6.0000	4/15/2024	222,630
Verizon Communications, Inc.	78,000	3.1250	3/16/2022	79,248
				407,071

TOTAL BONDS & NOTES (Cost - $8,317,276)				8,416,312

ASSET BACKED SECURITIES - 1.0%
Home Equity Loan Trust 2007-HS	115,736	6.1100	6/25/2037	116,512
Morgan Stanley Capital I Trust	795,775	5.8090	12/12/2049	799,645
VOLT XXXIII LLC - 144A	396,150	3.5000	3/25/2055	398,677
TOTAL ASSET BACKED SECURITIES (Cost - $1,317,514)				1,314,834

PRIVATE PLACEMENTS - 0.2%
Wheels Up	18,704	7.5546	6/1/2024	18,611
Wheels Up	251,296	5.0000	6/1/2024	250,039
TOTAL PRIVATE PLACEMENTS (Cost - 270,970)				268,650

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2017

Security	Shares			Value
RIGHTS - 0.0%
TRA Rights	10,588			$14,294
TOTAL RIGHTS (Cost - $17,470)
		Interest
SHORT-TERM INVESTMENT - 8.3%		Rate
MONEY MARKET FUND - 8.3%
Fidelity Institutional Money Market Funds - Government Portfolio	11,095,571	0.60%	+	11,095,571
TOTAL SHORT-TERM INVESTMENT - (Cost - $11,095,571)

COLLATERAL FOR SECURITIES LOANED - 1.1%
Mount Vernon Prime Portfolio (Cost - $1,493,995)	1,493,995	1.12%	+	1,493,995

TOTAL INVESTMENTS - 106.0% (Cost - $141,434,658)				142,112,536
LIABILITIES IN EXCESS OF OTHER ASSETS - (6.0)%				(7,939,177)
NET ASSETS - 100.0%				$134,173,359

REITS - Real Estate Investment Trusts.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $957,681 at April 30, 2017.

+	Variable rate security. Interest rate is as of April 30, 2017.

Portfolio Composition * - (Unaudited)
Bank Loans	83.1%	Packaging & Containers	0.5%
Short-Term Investment	7.8%	Semiconductors	0.5%
Other **	1.8%	Computers	0.5%
Collateral for Securities Loaned	1.1%	Healthcare Services	0.4%
Asset Backed Securities	0.9%	Telecommunications	0.3%
Exchange Traded Fund	0.9%	Diversified Financial Services	0.2%
Oil & Gas	0.8%	Software	0.2%
Media	0.7%	Chemicals	0.2%
		Total	100.0%

*	Based on total value of investments as of April 30, 2017

**	Groupings less than 0.20% of holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Corporate/Government Bond Fund
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Investment-grade bonds, as measured by the Barclays Aggregate Bond Index, lost 0.7 percent in the six-month period ended April 30, 2017 after a 2.8 percent increase during the previous fiscal six-month period. Treasuries in the middle of the yield curve, as measured by the BofA ML Treasuries 5-7 Years Index, ended the fiscal six-month period down 1.2 percent, while long-term Treasuries, as measured by the BofA ML Treasuries 10+ Years Index, saw a sharp decrease of 4.8 percent over the same six months. Corporate bonds, as measured by the BofA ML U.S. Corporate Bond Master Index, outpaced intermediate-term Treasury bonds, rising 0.3 percent over the fiscal six-month period. High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, surged 5.5 percent, outperforming the intermediate-term Treasury bonds by a whopping 6.7 percent during the period.

The Fund continued to balance risk versus reward by choosing to emphasize, relative to the benchmark, lower duration bonds and overweighting lower credit quality securities, in anticipation of rising interest rates. The Fund began the six-month period with an average effective duration of 5.34 years and ended the period with an average effective duration of 5.46 years, while the benchmark index had an average effective duration of 5.59 years and 5.96 years, respectively. This allocation generally benefitted performance of the Fund over the six-month period, as Treasury yields fluctuated in a relatively wide range of 85 basis points. Interest rates on the 10-year U.S. Treasury fluctuated within an 85 basis point range, hitting their low of 1.78 percent a few days prior to the election, undulating throughout the fiscal period until they reached their high of 2.63 percent in mid-March, before settling at 2.28 percent to end the fiscal period. The overweights to corporate high-yield securities and corporate investment-grade securities were the largest contributors to performance over the fiscal quarter. The Sub-Adviser invested roughly 13 percent to the corporate high-yield sector, while the index held less than 1 percent in high-yield securities. The Sub-Adviser invested roughly 30 percent to corporate investment-grade securities, which was nearly 4.5 percent greater than the index’s allocation to that sector.

A contributor to the Fund during the first half of the fiscal six-month period included Scientific Games International, Inc. 6.625% due 5/15/2021 (80874YAQ3) (holding percentage*: 0.11 percent). The company develops and services lottery games and wagering systems. The bonds continued to trade well on solid third calendar quarter 2016 results with revenues up 7.2 percent year-over-year and EBITDA up 2.8 percent year-over-year. The company has deleveraged over 1x over the past year, to 7.5x. The company’s management also continues to note its commitment to reduce debt using cash flow. Most of the strong third calendar quarter 2016 cash flow was used for debt reduction, affirming management’s commitment to deleverage. The bonds gained 14.1 percent over the first half of the fiscal period. The bonds continued to perform well over the second half of the fiscal period, gaining an additional 6.3 percent. A contributor to the Fund during the second half of the fiscal six-month period included Petroleos Mexicanos SA (PEMEX) 6.875% due 8/4/2026 (71654QCB6) (holding percentage*: 0.25 percent). The company provides services for oil and gas exploration and production, offering its services to companies operating throughout Mexico. PEMEX bonds have been lifted by an overall recovery in Mexico sovereign valuations, which reflected the softer trade rhetoric that came from the Trump administration during the fiscal period. In addition, the fourth calendar quarter earnings report was supportive, as the company stated that it is on track with cost reduction efforts in a push to improve efficiency and cash flow. The bonds rose 6.7 percent over the second half of the fiscal period.

A detractor from the Fund during the first half of the fiscal six-month period included Universal Health Services, Inc. 5.000% due 6/1/2026 (913903AT7) (holding percentage**: 0.11 percent), a healthcare management company operating acute care hospitals, behavioral health centers, and surgery centers throughout the United States and Puerto Rico. Buzzfeed published a negative article regarding UHS’s behavioral health practices. The article essentially claimed that the company coded a disproportionately high percentage of patients with suicidal ideation with the implication that they were doing this to enhance admissions. The article also highlighted a handful of cases where patients felt they were wrongly admitted to UHS’s inpatient facilities. Management has strongly denied the claims and defended its positions with a number of metrics. The bonds lost 4.7 percent from the beginning of the fiscal period through December 13, 2016, at which time the Sub-Adviser exited all positions, as it felt the upside/downside was no longer attractive. A detractor from the Fund during the second half of the fiscal six-month period was PetSmart, Inc. 7.125% due 3/15/2023 (04021LAA8) (holding percentage*: 0.16 percent), a specialty retailer of pet services and solutions, operating pet superstores and pet hotels in the United States and Canada, as well as providing pet supplies and products online. The company was caught up in negativity that impacted all retailers in the first calendar quarter. Many investors fear that consumers’ shift to online retail will hurt specialty brick and mortar retailers more than expected. That sentiment resulted in the bonds losing 5.2 percent over the second half of the six-month fiscal period ended April 30, 2017.

The Sub-Adviser remains constructive on markets but believes there are still a number of uncertainties to monitor going forward, including the unfolding of Trump’s economic policies, the strength of the U.S. dollar, and commodities prices. The Sub-Adviser expects U.S. growth in the 2 percent to 2.5 percent range for the year and believes the Fed will remain data dependent but will raise rates two more times this year. The Sub-Adviser believes that housing and consumer fundamentals are still in good shape and feels good about mortgage credit and the Fund’s exposure to ABS. The Sub-Adviser believes global growth will be driven by emerging markets, and expects an improvement in global growth this year after hitting a bottom last year. The Sub-Adviser continues to believe it is important to stay diversified and granular, keeping small positions and maintaining liquidity. The Sub-Adviser has slightly reduced its double-B exposure, opting for a slight increase in single-Bs, and is considering further opportunities in emerging markets debt. The Sub-Adviser believes that the prospect of continued volatility in the bond market will present opportunities and feels they are positioned well to take advantage of those opportunities as they arise.

*	Holdings percentage(s) as of 4/30/2017.

Growth of $100,000 Investment

Total Returns as of April 30, 2017

			Annualized	Annualized	Annualized	Annualized Since Inception
	Six Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	0.02%	2.28%	1.96%	2.37%	4.33%	4.07%
Class C	(0.34)%	1.47%	1.19%	1.60%	3.55%	3.30%
Class A with load of 4.50%	(4.50)%	(2.50)%	0.15%	1.18%	3.60%	3.33%*
Class A without load	(0.03)%	2.10%	1.71%	2.12%	4.08%	3.84%*
Barclays Aggregate Bond Index	(0.67)%	0.83%	2.66%	2.27%	4.30%	4.18%
Morningstar Intermediate-Term Bond Category	(0.13)%	1.85%	2.37%	2.51%	3.88%	3.78%

*	Class A commenced operations on January 3, 2007.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The Morningstar Intermediate-Term Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.14% for Class N, 1.89% for Class C and 1.39% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund
April 30, 2017

	Principal	Interest		Maturity
Security	Amount	Rate%		Date	Value
CORPORATE BONDS & NOTES - 56.7%
AEROSPACE / DEFENSE - 0.2%
TransDigm, Inc.	$75,000	6.000		7/15/2022	$77,437
TransDigm, Inc.	35,000	6.500		5/15/2025	35,875
					113,312
AIRLINES ABS - 0.6%
America West Airlines 2001-1 Pass Through Trust	68,224	7.100		4/2/2021	74,109
United Airlines 2007-1 Pass Through Trust	229,204	6.636		7/2/2022	247,540
					321,649
AUTO MANUFACTURERS - 1.1%
Daimler Finance LLC - 144A	165,000	2.200		10/30/2021	162,500
Ford Motor Credit Co. LLC.	270,000	5.750		2/1/2021	297,770
General Motors Financial Co., Inc.	105,000	3.500		7/10/2019	107,640
General Motors Financial Co., Inc.	60,000	4.200		3/1/2021	62,763
					630,673
AUTO PARTS & EQUIPMENT - 0.5%
Cooper Standard Auto - 144A	110,000	5.625		11/15/2026	111,787
Delphi Automotive PLC	105,000	3.150		11/19/2020	107,264
TI Group Automotive Systems, LLC - 144A	60,000	8.750		7/15/2023	64,500
					283,551
AUTOMOBILE ABS - 5.0%
AmeriCredit Automobile Receivables Trust 2013-5	220,000	2.860		12/9/2019	222,401
Avis Budget Rental Car Funding AESOP LLC - 144A	115,000	2.970		2/20/2020	116,720
California Republic Auto Receivables Trust 2014-3 A4	337,362	1.790		3/16/2020	337,923
Centre Point Funding LLC - 144A	133,103	2.610		8/20/2021	131,258
Drive Auto Receivables Trust 2015-A - 144A	255,000	2.560		6/15/2020	256,481
Drive Auto Receivables Trust 2015-D - 144A	249,913	3.060		5/17/2021	251,405
Drive Auto Receivables Trust 2016-B - 144A	160,000	2.980		1/18/2022	161,320
Drive Auto Receivables Trust 2017-A - 144A	165,000	3.380		11/15/2021	166,768
DT Auto Owner Trust 2016-4 - 144A	195,000	2.740		10/17/2022	195,820
Exeter Automobile Recievables Trust 2016-4A C - 144A	160,000	2.82		5/16/2022	161,300
Flagship Credit Auto Trust 2016-1 A - 144A	97,231	2.770		12/15/2020	97,960
Ford Credit Auto Owner Trust 2013-B D	194,000	1.820		11/15/2019	194,235
Santander Drive Auto Receivables Trust 2014-4	120,000	3.090		4/15/2022	121,844
Santander Drive Auto Receivables Trust 2016-1	160,000	3.100		11/16/2020	162,930
Westlake Automobile Receivables Trust 2016-3 - 144A	240,000	2.070		12/15/2021	239,540
					2,817,905
BANKS - 9.0%
Banco de Credito del Peru - 144A	120,000	6.125	+	4/24/2027	132,600
Banco de Credito e Inversiones - 144A	325,000	4.000		2/11/2023	334,786
Banco Internacional del Peru SAA -144A	125,000	6.625	+	3/19/2029	137,187
Banco Santander Chile - 144A	150,000	3.875		9/20/2022	156,953
Bank of America Corp.	55,000	2.000		1/11/2018	55,148
Bank of America Corp.	175,000	5.625		7/1/2020	192,342
Bank of America Corp.	286,000	4.200		8/26/2024	294,923
Bank of New York Mellon	135,000	2.800		5/4/2026	131,919
Bank of New York Mellon	110,000	4.950	+	Perpetual	114,538
Barclays Bank PLC - 144A	270,000	6.050		12/4/2017	276,664
Capital One Financial Corp.	135,000	4.200		10/29/2025	136,185
Capital One Financial Corp.	135,000	3.750		7/28/2026	130,527
Citigroup, Inc. ^	130,000	4.050		7/30/2022	136,277
Citigroup, Inc.	160,000	6.250	+	Perpetual	174,400
Goldman Sachs Group, Inc.	185,000	5.750		1/24/2022	208,939
JPMorgan Chase & Co.	40,000	6.125		6/27/2017	40,274
JPMorgan Chase & Co.	35,000	5.300	+	Perpetual	36,577
KeyCorp	140,000	5.000	+	Perpetual	140,350
M&T Bank Corp.	55,000	5.125	+	Perpetual	55,688
Morgan Stanley	185,000	4.100		5/22/2023	192,291
Morgan Stanley	150,000	4.350		9/8/2026	155,428
Morgan Stanley	225,000	6.375		7/24/2042	292,449
PNC Financial Services Group, Inc.	255,000	4.850	+	Perpetual	256,147
PNC Financial Services Group, Inc.	140,000	5.000	+	Perpetual	141,740
Santander Holdings USA, Inc.	135,000	3.700		5/24/2019	135,985
SunTrust Banks, Inc. ^	30,000	5.625	+	Perpetual	31,538
UBS AG	650,000	7.625		8/17/2022	760,500
Wells Fargo & Co.	70,000	3.069		1/24/2023	70,849

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2017

	Principal	Interest		Maturity
Security	Amount	Rate%		Date	Value
BANKS (Continued) - 9.0%
Zions Bancorporation	$115,000	4.500		6/13/2023	$121,222
					5,044,426
BEVERAGES - 0.4%
Anheuser-Busch InBev Finance, Inc.	65,000	3.3000		2/1/2023	66,863
Anheuser-Busch InBev Finance, Inc. ^	135,000	3.6500		2/1/2026	137,820
					204,683
BUILDING MATERIALS - 0.9%
Building Materials Corp. - 144A	105,000	6.000		10/15/2025	112,613
Masco Corp.	50,000	3.500		4/1/2021	51,500
Masco Corp.	60,000	5.950		3/15/2022	68,120
Masco Corp.	25,000	4.450		4/1/2025	26,709
Owens Corning	135,000	3.400		8/15/2026	131,722
Vulcan Materials Co.	135,000	6.000		4/1/2027	136,625
					527,289
CHEMICALS - 1.0%
Equate Petrochemical BV - 144A	200,000	4.250		11/3/2026	204,034
NewMarket Corp.	305,000	4.100		12/15/2022	315,600
SPCM SA - 144A	20,000	4.875		9/15/2025	20,275
					539,909
COMMERCIAL MBS - 3.7%
Aventura Mall Trust 2013-AVM A - 144A	155,000	3.743	+	12/5/2032	164,175
Aventura Mall Trust 2013-AVM C - 144A	100,000	3.743	+	12/5/2032	103,403
BAMLL Commercial Mortgage Securities Trust 2015-200P - 144A	105,000	3.218		4/14/2033	106,531
Citigroup Commercial Mortgage Trust 2008-C7 AM	95,000	6.144	+	12/10/2049	96,946
Cold Storage Trust 2017-ICE3 -144A	160,000	1.994	+	4/15/2024	160,000
GAHR Commercial Mortgage Trust 2015-NRF CFX - 144A	105,000	3.495	+	12/15/2034	106,910
GS Mortgage Securities Corp Trust 2012-ALOHA - 144A	132,000	3.551		4/10/2034	138,875
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 A3 - 144A	100,000	4.388		7/15/2046	107,365
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 A4 - 144A	94,155	4.106		7/15/2046	96,338
LB Commercial Mortgage Trust 2007- C3 A4	73,117	6.012	+	7/15/2044	73,322
LB-UBS Commercial Mortgage Trust 2007-C7 A3	46,563	5.866	+	9/15/2045	47,121
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 AS	240,000	4.266		11/15/2046	256,533
Morgan Stanley Capital Barclays Bank Trust 2016-MART - 144A	110,000	2.200		9/13/2031	108,741
Morgan Stanley Capital I Trust 2007-IQ14 AM	83,396	5.744	+	4/15/2049	83,302
Motel 6 Trust CMO 2015-MTL6 Class B - 144A	170,000	3.298		2/5/2030	170,758
One Market Plaza Trust 2017-1MKT - 144A	105,000	3.614		2/10/2032	109,690
Wells Fargo Commercial Mortgage Trust 2015-LC20 B	165,000	3.719		4/15/2050	166,323
					2,096,333
COMMERCIAL SERVICES - 0.7%
Prime Security Services Borrower LLC - 144A	55,000	9.250		5/15/2023	60,225
S&P Global, Inc.	140,000	4.000		6/15/2025	147,137
Team Health Holdings, Inc. - 144A	70,000	6.375		2/1/2025	68,513
Verisk Analytics, Inc.	135,000	4.000		6/15/2025	138,330
					414,205
COMPUTERS - 0.9%
Apple, Inc.	125,000	3.250		2/23/2026	127,794
Diamond 1 Finance Corp. - 144A ^	30,000	5.450		6/15/2023	32,416
Diamond 1 Finance Corp. - 144A	25,000	6.020		6/15/2026	27,506
Diamond 1 Finance Corp. - 144A	55,000	8.100		7/15/2036	69,205
DXC Technology Co. - 144A	35,000	4.250		4/15/2024	35,914
Harland Clarke Holdings Corp. - 144A	30,000	8.375		8/15/2022	30,975
Hewlett Packard Enterprise Co.	80,000	3.600		10/15/2020	82,758
Hewlett Packard Enterprise Co.	80,000	4.900		10/15/2025	84,202
					490,770
DIVERSIFIED FINANCIAL SERVICES - 1.2%
Air Lease Corp.	140,000	2.625		9/4/2018	141,090
Brookfield Finance LLC	114,000	4.000		4/1/2024	117,098
Jefferies Group LLC	60,000	5.125		1/20/2023	64,859
Macquarie Group Ltd.- 144A	125,000	6.250		1/14/2021	139,409
Navient Corp.	62,000	6.500		6/15/2022	64,170
Navient Corp.	30,000	7.250		9/25/2023	31,500
OM Asset Management Plc	135,000	4.800		7/27/2026	136,098
					694,224

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2017

	Principal	Interest		Maturity
Security	Amount	Rate%		Date	Value
ELECTRIC - 0.6%
Dominion Resources, Inc.	$15,000	2.962		7/1/2019	$15,216
Duke Energy Corp.	140,000	2.650		9/1/2026	132,551
Southern Power Co.	170,000	4.150		12/1/2025	177,896
					325,663
ELECTRONICS - 0.3%
Flextronics International Ltd.	135,000	4.750		6/15/2025	143,605

ENERGY - ALTERNATE RESOURCES - 0.2%
TerraForm Power Operating LLC. - 144A	110,000	6.375		2/1/2023	114,263

ENTERTAINMENT - 0.3%
Eldorado Resorts, Inc. - 144A	15,000	6.000		4/1/2025	15,563
Gateway Casinos & Entertainment Ltd. - 144A	45,000	8.250		3/1/2024	46,125
Pinnacle Entertainment, Inc. - 144A	40,000	5.625		5/1/2024	41,400
Scientific Games International, Inc.	65,000	6.625		5/15/2021	62,968
Scientific Games International, Inc. - 144A	10,000	7.000		1/1/2022	10,731
					176,787
FOOD - 0.5%
Post Holdings, Inc. - 144A	65,000	5.750		3/1/2027	67,844
Safeway, Inc.	85,000	7.250		2/1/2031	82,663
Smithfield Foods, Inc. - 144A	36,000	4.250		2/1/2027	36,807
Whole Foods Market, Inc. ^	110,000	5.200		12/3/2025	115,455
					302,769
GAS - 0.2%
NGL Energy Partners LP	105,000	5.125		7/15/2019	105,263

HEALTHCARE PRODUCTS - 0.5%
Abbott Laboratories	30,000	3.400		11/30/2023	30,481
Abbott Laboratories	110,000	3.750		11/30/2026	111,569
Fresenius US Finance II, Inc. - 144A	80,000	6.625		5/15/2022	74,000
Fresenius US Finance II, Inc. - 144A	25,000	4.500		1/15/2023	25,875
Hill-Rom Holdings, Inc. - 144A	63,000	5.000		2/15/2025	63,945
					305,870
HEALTHCARE - SERVICES - 1.2%
CHS/Community Health Systems, Inc. ^	30,000	5.125		8/1/2021	29,850
CHS/Community Health Systems, Inc.	25,000	6.250		3/31/2023	25,531
Envision Healthcare Corp. - 144A	25,000	6.250		12/1/2024	26,375
HCA, Inc.	85,000	5.375		2/1/2025	88,719
HCA, Inc.	50,000	5.250		6/15/2026	53,438
IASIS Healthcare LLC / IASIS Capital Corp.	70,000	8.375		5/15/2019	68,600
MEDNAX, Inc. - 144A	65,000	5.250		12/1/2023	66,625
Surgery Center Holdings, Inc. - 144A	80,000	8.875		4/15/2021	85,200
Surgical Care Affiliates, Inc. - 144A	110,000	6.000		4/1/2023	119,251
Tenet Healthcare Corp.	130,000	4.631	+	6/15/2020	131,300
					694,889
HOLDING COMPANIES - DIVERSIFIED - 0.5%
Hutchison Whampoa International 12 Ltd. - 144A	185,000	6.000	+	Perpetual	185,189
Leucadia National Corp.	105,000	5.500		10/18/2023	113,227
					298,416
HOME BUILDERS - 1.2%
CalAtlantic Group, Inc.	115,000	5.250		6/1/2026	118,594
DR Horton, Inc.	165,000	4.750		2/15/2023	177,912
M/I Homes, Inc.	70,000	6.750		1/15/2021	73,675
MDC Holdings, Inc.	130,000	5.500		1/15/2024	135,811
Taylor Morrison Communities, Inc. - 144A	20,000	5.625		3/1/2024	21,250
TRI Pointe Holdings, Inc.	130,000	5.875		6/15/2024	137,475
					664,717
HOME EQUITY ABS - 1.4%
Bayview Financial Mortgage Pass-Through Trust 2006-A 1A4 (a)	427,345	6.087		2/28/2041	431,900
GSAA Trust 2005-1 AF4 (a)	209,500	5.619		11/25/2034	215,736
NovaStar Mortgage Funding Trust Series 2004-4	140,000	2.716	+	3/25/2035	137,463
					785,099

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2017

	Principal	Interest		Maturity
Security	Amount	Rate%		Date	Value
INSURANCE - 1.3%
Allstate Corp.	$125,000	5.750	+	8/15/2053	$136,172
Berkshire Hathaway, Inc. ^	30,000	3.125		3/15/2023	30,291
Manulife Financial Corp.	130,000	4.150		3/4/2026	137,962
Prudential Financial, Inc.	245,000	5.625	+	6/15/2043	267,662
Teachers Insurance & Annuity Association of America - 144A	110,000	4.375	+	9/15/2054	111,512
Trinity Acquisition PLC	10,000	3.500		9/15/2021	10,221
Trinity Acquisition PLC	50,000	4.400		3/15/2026	51,857
					745,677
INTERNET - 0.4%
Priceline Group, Inc.	140,000	3.650		3/15/2025	143,015
Zayo Group LLC	55,000	6.375		5/15/2025	59,675
Zayo Group LLC - 144A	35,000	5.750		1/15/2027	37,231
					239,921
INVESTMENT COMPANIES - 0.4%
Ares Capital Corp.	18,000	4.875		11/30/2018	18,618
Ares Capital Corp.	49,000	3.875		1/15/2020	50,127
FS Investment Corp.	110,000	4.250		1/15/2020	112,417
FS Investment Corp.	40,000	4.750		5/15/2022	41,128
					222,290
IRON / STEEL - 0.6%
Carpenter Technology Corp.	300,000	4.450		3/1/2023	306,754

LEISURE TIME - 0.2%
NCL Corp. Ltd.	80,000	4.750		12/15/2021	82,200

LODGING - 0.5%
Caesars Growth Properties Holdings LLC	45,000	9.375		5/1/2022	48,544
Diamond Resorts International, Inc.	10,000	7.750		9/1/2023	10,700
Hilton Worldwide Finance LLC	30,000	4.875		4/1/2027	30,825
Wyndham Worldwide Corp.	145,000	5.100		10/1/2025	156,205
Wyndham Worldwide Corp.	35,000	4.500		4/1/2027	35,778
					282,052
MEDIA - 0.8%
Cequel Communications Holdings I LLC / Cequel Capital Corp. - 144A	35,000	5.125		12/15/2021	35,963
Cequel Communications Holdings I LLC / Cequel Capital Corp. - 144A	70,000	5.125		12/15/2021	71,925
Clear Channel Worldwide Holdings, Inc.	135,000	7.625		3/15/2020	137,025
Radiate Holdco LLC / Radiate Finance, Inc. - 144A	70,000	6.625		2/15/2025	70,000
Sirius XM Radio, Inc. - 144A	105,000	5.375		7/15/2026	107,756
					422,669
METAL FABRICATE - 0.2%
Novelis Corp. - 144A	5,000	6.250		8/15/2024	5,275
Novelis Corp. - 144A	110,000	5.875		9/30/2026	113,300
					118,575
MINING - 0.2%
Glencore Funding LLC	135,000	4.000		3/27/2027	134,665

MISCELLANEOUS MANUFACTURING - 0.6%
General Electric Co.	341,000	5.000	+	Perpetual	360,096

OFFICE / BUSINESS EQUIPMENT - 0.0%
CDW Finance Corp.	20000	5.000		9/1/2025	20,600

OIL & GAS - 1.6%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp. - 144A	55,000	7.875		12/15/2024	58,025
Antero Resources Corp.	60,000	5.625		6/1/2023	62,025
Covey Park Energy LLC / Covey Park Finance Corp. - 144A	25,000	7.500		5/15/2025	25,000
EP Energy LLC / Everest Acquisition Finance, Inc.	15,000	8.000		11/29/2024	15,769
Helmerich & Payne International Drilling Co.	80,000	4.650		3/15/2025	84,091
Holly Frontier Corp.	135,000	5.875		4/1/2026	144,188
Matador Resources Co. - 144A	85,000	6.875		4/15/2023	90,100
Noble Holding International Ltd.	65,000	7.750		1/15/2024	59,638
Petroleos Mexicanos - 144A	125,000	6.875		8/4/2026	140,000
QEP Resources, Inc.	40,000	5.250		5/1/2023	39,300
Sunoco Finance Corp. ^	75,000	6.375		4/1/2023	80,250
Transocean, Inc. - 144A	75,000	9.000		7/15/2023	80,344
					878,730

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate%	Date	Value
PACKAGING & CONTAINERS - 0.4%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. - 144A	$200,000	6.000	2/15/2025	$207,250
Silgan Holdings, Inc. - 144A	25,000	4.7500	3/15/2025	25,281
				232,531
PHARMACEUTICALS - 0.9%
AbbVie, Inc.	80,000	2.850	5/14/2023	79,428
AbbVie, Inc.	45,000	3.600	5/14/2025	45,460
AbbVie, Inc. ^	80,000	3.200	5/14/2026	78,115
Mylan NV - 144A	35,000	3.000	12/15/2018	35,500
Mylan NV - 144A	35,000	3.150	6/15/2021	35,362
Owens & Minor, Inc.	25,000	3.875	9/15/2021	25,616
Shire Acquisitions Investments Ireland DAC	60,000	2.400	9/23/2021	59,324
Teva Pharmaceutical Finance Netherlands III BV ^	80,000	3.150	10/1/2026	74,637
Valeant Pharmaceuticals International, Inc. - 144A	10,000	6.500	3/15/2022	10,263
Valeant Pharmaceuticals International, Inc. - 144A	40,000	5.500	3/1/2023	29,500
Valeant Pharmaceuticals International, Inc. - 144A	15,000	7.000	3/15/2024	15,338
Zoetis, Inc.	35,000	3.450	11/13/2020	35,998
				524,541
PIPELINES - 1.4%
Blue Racer Midstream LLC - 144A	30,000	6.125	11/15/2022	30,900
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. - 144A	95,000	5.750	4/1/2025	98,800
Energy Transfer LP	135,000	4.200	4/15/2027	136,193
Holly Energy Partners LP - 144A	10,000	6.000	8/1/2024	10,625
Kinder Morgan, Inc. ^	130,000	4.300	6/1/2025	135,638
Kinder Morgan, Inc.	45,000	7.750	1/15/2032	57,442
MPLX LP	110,000	4.875	12/1/2024	117,806
NuStar Logistics LP	45,000	5.625	4/28/2027	46,520
Sabine Pass Liquefaction LLC ^	100,000	6.250	3/15/2022	112,254
Sabine Pass Liquefaction LLC	25,000	4.200	3/15/2028	25,085
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.	20,000	5.750	4/15/2025	20,350
				791,613
PRIVATE EQUITY - 0.4%
Apollo Management Holdings LP - 144A	135,000	4.000	5/30/2024	136,309
Icahn Enterprises Finance Corp.	45,000	5.875	2/1/2022	46,519
Icahn Enterprises Finance Corp. - 144A	25,000	6.250	2/1/2022	26,062
				208,890
REAL ESTATE - 1.6%
American Homes 4 Rent 2014-SFR2 C Trust - 144A	130,000	4.705	10/17/2036	137,772
American Homes 4 Rent 2015-SFR2 C Trust - 144A	120,000	4.691	10/17/2045	127,395
Bayview Opportunity Master Fund IVa Trust 2017-SPL1 - 144A	100,000	4.250	10/28/2064	103,027
CWABS Asset-Backed Certificates 2005-1 AF5A (a)	223,278	5.102	7/25/2035	232,751
MVW Owner Trust 2016-1 - 144A	144,718	2.250	12/20/2033	143,092
Sierra Timeshare 2014-2A A Receivables Funding LLC - 144A	22,137	2.050	6/20/2031	22,025
TGIF Funding LLC 2017-1A - 144A	135,000	6.202	4/30/2047	133,368
				899,430
REITS - 5.2%
Alexandria Real Estate Equities, Inc.	80,000	3.950	1/15/2027	81,001
Brixmor Operating Partnership LP	35,000	3.875	8/15/2022	35,997
Communications Sales & Leasing, Inc. / CSL Capital LLC - 144A	110,000	7.125	12/15/2024	112,750
Corporate Office Properties LP	90,000	3.700	6/15/2021	92,075
Corporate Office Properties LP	315,000	3.600	5/15/2023	311,164
CoreCivic, Inc.	90,000	5.000	10/15/2022	93,600
CyrusOne LP / CyrusOne Finance Corp. - 144A	30,000	5.375	3/15/2027	30,975
Digital Realty Trust LP	160,000	5.250	3/15/2021	174,110
Digital Realty Trust LP	55,000	3.950	7/1/2022	57,574
Education Realty Operating Partnership LP	135,000	4.600	12/1/2024	137,581
EPR Properties	180,000	4.750	12/15/2026	184,381
Healthcare Realty Trust, Inc.	90,000	3.875	5/1/2025	89,918
Healthcare Trust of America Holdings LP	50,000	3.375	7/15/2021	51,183
Highwoods Realty LP	150,000	3.625	1/15/2023	152,297
Hospitality Properties Trust	165,000	4.950	2/15/2027	172,186
iStar Financial, Inc.	140,000	5.000	7/1/2019	141,925
Kilroy Realty LP	135,000	4.375	10/1/2025	142,170

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2017

	Principal	Interest		Maturity
Security	Amount	Rate%		Date	Value
REITS (Continued) - 5.2%
Kimco Realty Corp.	$135,000	3.400		11/1/2022	$137,606
LifeStorage LP/CA	80,000	3.500		7/1/2026	77,105
MPT Operating Partnership LP / MPT Finance Corp.	15,000	6.375		3/1/2024	16,313
MPT Operating Partnership LP / MPT Finance Corp.	60,000	5.500		5/1/2024	63,450
National Retail Properties, Inc.	40,000	4.000		11/15/2025	41,143
Retail Opportunity Investments Partnership LP	105,000	4.000		12/15/2024	101,797
Select Income REIT	140,000	4.500		2/1/2025	141,730
Starwood Property Trust, Inc. - 144A	15,000	5.000		12/15/2021	15,675
Welltower, Inc.	145,000	4.000		6/1/2025	149,037
WP Carey, Inc.	110,000	4.600		4/1/2024	114,888
					2,919,631
RETAIL - 1.5%
CVS Health Corp. ^	165,000	2.875		6/1/2026	159,413
Landry’s, Inc. - 144A	35,000	6.750		10/15/2024	36,750
PetSmart, Inc. - 144A	100,000	7.125		3/15/2023	91,625
QVC, Inc.	310,000	4.375		3/15/2023	312,386
Signet UK Finance PLC	135,000	4.700		6/15/2024	133,561
Tops Holding LLC / Tops Markets II Corp. - 144A	110,000	8.000		6/15/2022	96,800
					830,535
SEMICONDUCTORS - 0.6%
Applied Materials, Inc.	135,000	3.300		4/1/2027	137,371
Broadcom Corp. / Broadcom Cayman Finance Ltd. - 144A	60,000	3.000		1/15/2022	60,539
Broadcom Corp. / Broadcom Cayman Finance Ltd. - 144A	110,000	3.625		1/15/2024	111,761
					309,671
SOFTWARE - 0.5%
First Data Corp. - 144A	105,000	5.000		1/15/2024	107,783
Microsoft Corp.	160,000	3.300		2/6/2027	164,594
Oracle Corp.	15,000	2.400		9/15/2023	14,802
					287,179
STUDENT LOAN ABS - 0.4%
SoFi Professional Loan Program 2016-C LLC - 144A	205,000	2.360		12/27/2032	203,514

TELECOMMUNICATIONS - 1.5%
AT&T, Inc.	315,000	3.875		8/15/2021	329,310
CommScope Technologies LLC - 144A	20,000	5.000		3/15/2027	20,225
Frontier Communications Corp.	95,000	10.500		9/15/2022	95,950
Telefonica Emisiones SAU	265,000	4.570		4/27/2023	286,229
T-Mobile USA, Inc.	80,000	6.375		3/1/2025	87,626
					819,340
TRUCKING & LEASING - 0.3%
GATX Corp.	25,000	3.250		9/15/2026	24,061
Park Aerospace Holdings Ltd. - 144A	65,000	5.500		2/15/2024	68,900
Penske Truck Leasing Co. LP - 144A	55,000	3.375		2/1/2022	56,293
					149,254
WHOLE LOAN COLLATERAL CMO - 3.1%
Agate Bay Mortgage Trust 2013-1 - 144A	152,488	3.500	+	7/25/2043	154,735
Banc of America Funding 2005-1 1A1	57,023	5.500		2/25/2035	57,180
Chase Mortgage Trust 2016-2 - 144A	104,612	3.750	+	12/25/2045	105,879
Citigroup Mortgage Loan Trust, Inc. 2004-NCM2 2CB2	65,505	2.967	+	8/25/2034	65,838
Citigroup Mortgage Loan Trust, Inc. 2004-UST1 A3	60,121	6.750		8/25/2034	64,890
JP Morgan Mortgage Trust 2015-4 1A4 - 144A	75,387	3.500	+	6/25/2045	76,710
JP Morgan Mortgage Trust 2016-1 - 144A	174,288	3.500		5/25/2046	177,347
JP Morgan Mortgage Trust - 144A	205,055	2.605	+	12/25/2046	205,195
MASTR Alternative Loans Trust 2004-4 6A1	73,446	5.500		4/25/2034	76,309
Residential Asset Securitization Trust 2005-A1	96,242	5.500		4/25/2035	96,944
Structured Adjustable Rate Mortgage Loan Trust 2004-4 3A2	129,753	3.447	+	4/25/2034	128,991
Towd Point Mortgage Trust 2015-1 - 144A	190,000	3.250	+	11/25/2060	189,029
Towd Point Mortgage Trust 2015-3 - 144A	114,479	3.000	+	3/25/2054	115,814
Towd Point Mortgage Trust 2015-6 - 144A	130,000	3.750	+	4/25/2055	130,016
Towd Point Mortgage Trust 2016-2 - 144A	85,404	3.000	+	8/25/2055	86,373
WaMu Mortgage Pass-Through Certificates Series 2003-S8 A2 Trust	25,085	5.000		9/25/2018	25,250
					1,756,500

TOTAL CORPORATE BONDS & NOTES (Cost - $31,110,615)					31,843,128

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2017

	Principal	Interest		Maturity
Security	Amount	Rate%		Date	Value
FOREIGN GOVERNMENT BONDS - 0.5%
Argentine Republic Government International Bond - 144A	$130,000	6.875		1/26/2027	$160,050
Argentine Republic Government International Bond - 144A	150,000	7.625		4/22/2046	137,670
TOTAL FOREIGN GOVERNMENT BONDS - (Cost - $272,477)					297,720

MUNICIPAL - 3.5%
New York City Transitional Finance Authority Future Tax Secured Revenue	470,000	5.000		5/1/2040	535,274
Rockdale County Water & Sewerage Authority	305,000	3.060		7/1/2024	312,070
San Diego County Regional Airport Authority	325,000	5.594		7/1/2043	360,009
State of California	350,000	7.600		11/1/2040	526,008
State of Texas	245,000	3.011		10/1/2026	249,101
TOTAL MUNICIPAL - (Cost - $1,989,749)					1,982,462

U.S. GOVERNMENT & AGENCY - 31.2%
U.S. GOVERNMENT AGENCY - 11.1%
Fannie Mae Pool 310041	98,227	6.500		5/1/2037	113,838
Fannie Mae Pool 735061	29,945	6.000		11/1/2034	34,148
Fannie Mae Pool 866009	30,642	6.000		3/1/2036	34,718
Fannie Mae Pool 909175	43,439	5.500		4/1/2038	50,701
Fannie Mae Pool 909220	88,045	6.000		8/1/2038	103,416
Fannie Mae Pool 938574	229,663	5.500		9/1/2036	257,378
Fannie Mae Pool 962752	35,239	5.000		4/1/2038	39,403
Fannie Mae Pool AA7001	184,116	5.000		6/1/2039	203,622
Fannie Mae Pool AL3166	127,555	3.000		3/1/2043	127,810
Fannie Mae Pool AS5596	351,328	3.500		8/1/2045	361,694
Fannie Mae Pool AS5634	367,194	3.000		8/1/2045	367,826
Fannie Mae Pool AS5696	357,635	3.500		8/1/2045	368,187
Fannie Mae Pool AS6311	219,546	3.500		12/1/2045	226,024
Fannie Mae Pool AS6386	905,607	3.000		12/1/2045	905,461
Fannie Mae Pool AS6522	233,239	3.500		1/1/2046	240,121
Fannie Mae Pool AS7003	361,029	3.000		4/1/2046	360,970
Fannie Mae Pool AS7026	483,926	4.000		4/1/2046	510,248
Fannie Mae Pool AX3195	317,469	4.000		9/1/2044	334,736
Fannie Mae Pool BC7198	417,828	3.500		6/1/2046	430,156
Fannie Mae Pool MA2495	511,790	3.500		1/1/2046	526,890
Freddie Mac Gold Pool G01980	243,296	5.000		12/1/2035	271,927
Freddie Mac Gold Pool G05888	42,107	5.500		10/1/2039	47,124
Freddie Mac Gold Pool G08702	325,353	3.500		4/1/2046	334,941
					6,251,339
U.S. TREASURY OBLIGATIONS - 20.1%
United States Treasury Bond	730,000	1.125		2/28/2019	728,574
United States Treasury Bond	180,000	1.375		4/30/2020	179,532
United States Treasury Bond	1,150,000	1.125		8/31/2021	1,120,509
United States Treasury Bond	2,120,000	3.125		2/15/2043	2,191,633
United States Treasury Bond	335,000	2.500		2/15/2046	304,549
United States Treasury Note ^	7,130,000	1.625		2/15/2026	6,770,994
					11,295,791

TOTAL U.S. GOVERNMENT & AGENCY (Cost - $17,839,634)					17,547,130

BANK LOANS - 3.9%
AGRICULTURE - 0.1%
NVA Holdings, Inc.	46,956	8.150	+	8/14/2022	47,660

AUTO MANUFACTURERS - 0.2%
Navistar, Inc.	84,572	5.158	+	8/8/2020	85,787

CHEMICALS - 0.0%
Ineos US Finance LLC	6,860	3.922	+	4/1/2022	6,930

COMMERCIAL SERVICES - 0.6%
CHG Healthcare Services, Inc.	66,330	4.922	+	6/8/2023	67,263
CPI Card Group	120,000	5.658	+	8/16/2022	112,550
Laureate Education, Inc.	47,195	8.515	+	3/16/2021	47,254
Sedgwick Claims Management Services, Inc.	85,000	6.814	+	2/28/2022	85,531
					312,598

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2017

	Principal	Interest		Maturity
Security	Amount	Rate%		Date	Value
ELECTRIC - 0.4%
Helix Generation	$5,000	4.870	+	3/8/2024	$5,056
NRG Energy, Inc.	157,422	3.244	+	6/30/2023	158,226
Texas Competitive Electric Holdings Company LLC	47,330	3.922	+	8/4/2023	47,286
Texas Competitive Electric Holdings Company LLC	10,714	3.922	+	8/4/2023	10,704
					221,272
ENVIRONMENTAL CONTROL - 0.0%
Advanced Disposal Services, Inc.	11,810	3.922	+	11/10/2023	11,923
Avolon Holdings Ltd.	5,000	3.903	+	3/20/2022	5,080
					17,003
FOOD - 0.2%
Albertsons LLC	74,864	4.172	+	8/24/2021	75,211
JBS USA	35,000	3.650	+	10/30/2022	35,206
					110,417
HEALTHCARE - 0.3%
American Renal Holdings, Inc.	24,255	4.750	+	8/20/2019	24,467
CHG Healthcare Services, Inc.	53,175	4.077	+	1/28/2021	52,912
MPH Acquisition Holdings LLC	29,187	4.900	+	6/8/2023	29,607
Quorum Health Corp.	59,445	6.785	+	4/28/2022	59,445
					166,431
INVESTMENT COMPANIES - 0.2%
TKC Holdings, Inc.	30,000	4.900	+	1/31/2023	30,350
UFC Holdings LLC	67,724	4.406	+	8/18/2023	68,227
					98,577
LODGING - 0.6%
Boyd Gaming	20,000	3.672	+	9/16/20/23	20,114
Caesars Entertainment, Inc.	109,154	7.172	+	10/12/2020	109,700
Caesars Entertainment, Inc.	20,000	3.672	+	9/16/2023	19,907
Caesars Growth Partners	54,719	4.167	+	5/8/2021	55,061
City Center	50,000	3.906	+	4/18/2024	50,137
Playa Resorts and Hotels	15,000	4.158	+	4/28/2024	15,054
Station Casino LLC	55,920	3.656	+	6/8/2023	55,965
					325,938
MACHINERY - DIVERSIFIED - 0.1%
Zodiac Pool Solutions LLC	79,800	5.650	+	12/20/2023	80,482

MISCELLANEOUS MANUFACTURING - 0.1%
US Farathane LLC	76,370	5.150	+	12/24/2021	77,277

OIL & GAS - 0.2%
Jonah Energy LLC	62,000	7.672	+	5/12/2021	59,365
Ultra Petroleum	75,000	4.158	+	4/12/2024	74,812
					134,177
PACKAGING & CONTAINERS - 0.0%
Anchor Glass Container corp.	24,938	4.412	+	12/8/2023	25,178

PHARMACEUTICALS - 0.3%
Endo International	95,000	5.408	+	4/28/2024	95,879
Grifols Worldwide Operations	20,000	3.420	+	2/1/2025	20,070
Herbalife	30,000	6.672	+	2/16/2023	30,071
					146,020
REAL ESTATE - 0.0%
Capital Automotive LP	15,000	4.167	+	3/24/2024	15,146

RETAIL - 0.3%
84 Lumber	84,469	6.920	+	10/24/2023	85,525
Floor and Décor Outlets of America	56,715	4.672	+	9/30/2023	56,928
					142,453

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2017

	Principal	Interest		Maturity
Security	Amount	Rate%		Date	Value
SOFTWARE - 0.2%
Donnelley Financial Solutions, Inc.	$19,223	5.150	+	9/28/2023	$19,419
First Data Corp.	87,698	4.167	+	7/8/2022	88,300
Rackspace Hosting	26,933	4.534	+	11/4/2023	27,158
					134,877
TELECOMMUNICATIONS - 0.1%
UPC Financing Partnership	40,000	4.148	+	8/31/2024	40,188

TOTAL BANK LOANS - (Cost - $2,166,479)					2,188,411

PREFERRED STOCK - 0.6%
BANKS - 0.6%
Zions Bancorporation - (Cost - $270,000)	10,800	6.950	+	9/15/2028	321,570

	Shares
SHORT-TERM INVESTMENT - 2.8%
MONEY MARKET FUND - 2.8%
Fidelity Institutional Money Market Funds - Government Portfolio
(Cost - $1,571,505)	1,571,505	0.320	+		1,571,505

COLLATERAL FOR SECURITIES LOANED - 13.0%
Mount Vernon Prime Portfolio (Cost - $7,407183)	7,266,012	1.120	+		7,407,183

TOTAL INVESTMENTS - 112.2% (Cost - $62,627,642)					$63,159,109
LIABILITIES IN EXCESS OF OTHER ASSETS - (12.2)%					(7,014,874)
NET ASSETS - 100.0%					$56,144,235

LLC - Limited Liability Corporation

ABS - Asset Backed Security

MBS - Mortgage Back Security

CMO - Collateralized Mortgage Obligation

LP - Limited Partnership

REIT - Real Estate Investment Trust

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates

^	All or a portion of these securities are on loan. Total loaned securities had a value of $7,924,948 at April 30, 2017.

+	Variable rate security. Interest rate is as of April 30, 2017.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $11,083,220 or 19.7% of net assets.

(a)	Step-Up Bond; the interest rate shown is the rate in effect as of April 30, 2017.

(b)	Payment - in - Kind.

Portfolio Composition - (Unaudited)
Corporate Bonds & Notes	50.4%	Municipal	3.1%
U.S. Government & Agencies Notes & Bonds	27.8%	Short - Term	2.5%
Collateral For Securities Loaned	11.7%	Preferred Stock	0.5%
Bank Loans	3.5%	Foreign Government Bonds	0.5%
		Total	100.0%

*	Based on total value of investments as of April 30, 2017.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund
Message from the Sub-Adviser (Perella Weinberg Partners)

While “lower” market volatility has been a prominent theme across the past few fiscal quarters, there have been relatively short periods that have experienced significant spikes and drops. For example, market volatility, as measured by the CBOE Volatility Index (“VIX”) ended the previous fiscal quarter 42 percent lower than it began. However, during the previous fiscal quarter, the VIX increased 32 percent, while equity market prices widely tumbled. Generally, large increases in the VIX coincide with sizeable declines in the equity markets. Equity markets rallied during the first two months of the most recent fiscal six-month period as volatility generally remained low. The VIX remained below 13 over this time period. In April, volatility spiked 30 percent mid-month as equity prices fell 1.35 percent, as measured by the S&P 500. In the final weeks of the current fiscal quarter ended April 30, 2017, the VIX once again fell as markets generally recovered. After the higher volatility levels during the fiscal quarter generally continued to result in investors attempting to reduce risk and making indiscriminate sell decisions, the decrease in volatility to close the fiscal period may have increased investor optimism. Event-driven strategies, as measured by the Credit Suisse Event Driven Index, and market neutral strategies, as measured by the IQ Hedge Market Neutral Beta Index, increased 5.7 percent and 3.3 percent, respectively. This came on the heels of these same two strategies increasing 3.4 percent and 0.6 percent, respectively in the previous fiscal six-month period.

The Fund undertook a Sub-Adviser change on April 3, 2017. As of that date, the Fund was Sub-Advised by Perella Weinberg Partners. The Sub-Adviser implements a combination of tactical long/short equity investing and event-driven equity investing within the context of a diversified, low-net portfolio of mid and large cap equites. The Sub-Adviser believes that in the short to medium term the fundamental catalysts of stock returns can often be diluted or even overridden by other influencers of stock prices such as technical, macro/thematic factors and behavioral sentiment. As a result, the Sub-Adviser developed a “multiple lens” approach that takes into account all of these considerations in developing portfolio construction and managing risk. To achieve the Fund’s objective, the Fund invests in both select long and short equity opportunities and event-driven opportunities with a “hard” catalyst. The Fund leverages significant knowledge synergies between the two strategies and maintains a flexible investment mandate across such strategies in order to take advantage of opportunities presented in the market.

In a reversal from the previous fiscal six-month period, merger arbitrage strategies, as measured by the Credit Suisse Merger Arbitrage Index, increased over the most recent fiscal period. Merger arbitrage strategies increased 2.2 percent in the most recent fiscal quarter after climbing 2.6 percent in the previous fiscal quarter, resulting in a 4.9 percent over the fiscal six-month period. Although the broad merger arbitrage space experienced a slight positive return, many merger spreads saw significant widening during the fiscal quarter. For example, the all cash acquisition of Cabela’s Inc. (CAB) (holding percentage**: 1.55) by the private company Bass Pro Outdoor World LLC, saw its deal spread widen during the previous fiscal quarter. Both companies are destination outdoor superstores and they are the only two companies that offer this service and customer experience. The Sub-Adviser believed the spread widened due to the Cabelas branded credit card, issued by an outside institution, is currently under anti-money laundering review. This review put the transaction on hold temporarily. The spread continued to widen in the most recent fiscal quarter and reached a 20 percent gross spread. The position was terminated on 3/31/2017, as the Sub-Adviser believed that the current risk return profile of the position did not currently warrant inclusion into the Fund.

Despite the spikes in volatility, deals continued to close during the fiscal six-month period. The all cash acquisition of WhiteWave Foods Co. (WWAV) (holding percentage**: 1.27 percent) by Danone SA (BN FP) (holding percentage*: not held) closed on 4/12/2017. Danone acquired WhiteWave for $56.25/share, as WhiteWave was trading at $43.34 days before the announcement of the transactions. The deal received Department Of Justice approval by agreeing to sell the Stonyfield Farms brand in order to satisfy antitrust concerns. The cash and stock acquisition of B/E Aerospace Inc. (BEAV) (holding percentage**: 0.18 percent) by Rockwell Collins (COL) (holding percentage**: -0.73 percent) also completed over the most recent fiscal period. B/E Aerospace Inc. will now operate as a newly formed business segment within Rockwell Collins, called Interior Systems. Rockwell Collins had previously stated that it expects the transaction to be a good synergy. These deals successfully closed despite exhibiting substantial spreads in the weeks and months prior to closing. Significant spreads on deals that ultimately proved to successfully close helps to illustrate how this ongoing volatility significantly influences deal spreads within the event driven space.

The Sub-Adviser does not rule out expected seasonal volatility, however, with the current global recovery still indicating expansion. The Sub-Adviser remains positive on the market, albeit with more modest return assumptions. The Sub-Adviser views any constructive policies from Washington as offering the most substantial positive catalyst for the U.S. equity market. While many are hopeful that good news emanates from Washington, the Sub-Adviser remains in “wait and see” mode. The Sub-Adviser is also monitoring weakening auto sales, and weaker-than-expected results and commentary from consumer and auto finance companies, and some auto component suppliers. With the backdrop of constructive earnings results, continued employment and wage growth, and high consumer confidence, the Sub-Adviser thinks that some of these issues are isolated. The Sub-Adviser is optimistic for the coming quarter and will continue to implement its disciplined risk controls while taking advantage of opportunities that the markets present.

*	Holdings percentage(s) as of 4/30/2017.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment

Total Returns as of April 30, 2017
			Annualized	Annualized	Annualized Since
	Six Months	One Year	Three Years	Five Years	Inception (8/1/08)*
Class N	3.70%	5.87%	1.43%	3.29%	3.60%**
Class C	3.16%	4.83%	0.41%	2.26%	2.14%
Class A with load of 5.75%	(2.39)%	(0.46)%	(0.80)%	1.82%	2.21%
Class A without load	3.57%	5.63%	1.18%	3.03%	2.90%
IQ Hedge Market Neutral Beta Index	3.28%	3.92%	2.22%	2.60%	2.65%
Morningstar Multialternative Category	2.71%	3.33%	0.51%	1.16%	0.71%

*	Perella Weinberg Partners was named Sub-Advisor to the Fund on April 1, 2017. Prior to April 1, 2017, Westchester Capital Management, Inc. was named Sub-Adviser to the Fund on August 1, 2008. Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and was managed under a different adviser.

**	Class N commenced operations on September 29, 2008.

IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style. Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 1.92% for Class N, 2.92% for Class C and 2.17% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund
April 30, 2017

Security	Shares	Value
COMMON STOCK - 90.0%
AGRICULTURE - 3.9%
Reynolds American, Inc.	144,253	$9,304,318

AIRLINES - 0.8%
Alaska Air Group, Inc.	23,181	1,972,471
American Airlines Group, Inc. *	101,283	101,283
		2,073,754
APPAREL - 1.0%
NIKE, Inc.	42,290	2,343,289

AUTO PARTS & EQUIPMENT - 4.7%
Adient PLC	22,010	1,619,056
Delphi Automotive PLC	49,410	3,972,564
Mobileye NV *	94,530	5,853,298
		11,444,918
BANKS - 2.8%
Citigroup, Inc.	35,880	2,121,226
PrivateBancorp, Inc.	82,349	4,757,302
		6,878,528
BEVERAGES - 3.1%
Coca-Cola Co.	130,553	5,633,362
Constellation Brands, Inc.	10,465	1,805,631
		7,438,993
CHEMICALS - 7.1%
Dow Chemical Co.	54,971	3,452,179
Huntsman Corp.	68,490	1,696,497
Monsanto Co.	22,259	2,595,622
Syngenta AG - ADR	52,759	4,908,170
Valspar Corp.	40,519	4,555,956
		17,208,424
COMMERCIAL SERVICES - 0.8%
PayPal Holdings, Inc. *	38,532	1,838,747

COMPUTERS - 2.4%
Apple, Inc.	16,685	2,396,800
Dell Technologies, Inc. - Vmware, Inc. *	51,976	3,488,109
		5,884,909
COSMETICS/PERSONAL CARE - 0.9%
Estee Lauder Cos, Inc.	23,890	2,081,775

DIVERSIFIED FINANCIAL SERVICES - 0.9%
Synchrony Financial	76,733	2,133,177

ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
AMETEK, Inc.	41,981	2,401,313

FOOD - 3.8%
General Mills, Inc.	47,642	2,739,891
Kraft Heinz Co.	26,423	2,388,375
Mondelez International, Inc.	63,084	2,840,672
Whole Foods Market, Inc.	33,015	1,200,756
		9,169,694

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2017

Security	Shares	Value
FOOD SERVICES - 0.8%
AdvancePierre Foods Holdings, Inc.	44,890	$1,823,432

HEALTHCARE-PRODUCTS - 4.8%
Alere, Inc. *	72,965	3,587,689
CR Bard, Inc.	25,675	7,894,549
		11,482,238
HEALTHCARE-SERVICES - 0.9%
Humana, Inc.	5,047	1,120,333
UnitedHealth Group, Inc.	6,420	1,122,730
		2,243,063
HOLDING COMPANIES-DIVERSIFICATION - 0.5%
Pacific Special Acquisition Corp. *	105,552	1,100,380

HOUSEHOLD PRODUCTS / WARES - 3.7%
Jarden Corp. *	148,157	8,972,521

INSURANCE - 0.7%
Berkshire Hathaway, Inc. *	10,730	1,772,703

INTERNET - 1.4%
Alphabet, Inc. *	3,515	3,249,688

LODGING - 1.4%
MGM Resorts International	107,506	3,301,509

MEDIA - 8.4%
Charter Communications, Inc. *	11,258	3,885,811
Comcast Corp.	54,357	2,130,251
DISH Network Corp. *	48,835	3,146,927
Nexstar Media Group, Inc.	24,060	1,660,140
Time Warner, Inc.	56,318	5,590,688
Walt Disney Co.	33,256	3,844,394
		20,258,211
OIL & GAS - 4.8%
Chevron Corp.	13,514	1,441,944
Marathon Petroleum Corp.	33,090	1,685,605
Royal Dutch Shell PLC	59,855	3,123,832
VTTI Energy Partners LP	31,175	593,884
Western Refining, Inc.	135,871	4,686,191
		11,531,456
PACKAGING & CONTAINERS - 1.3%
Berry Global Group, Inc. *	62,733	3,136,650

PHARMACEUTICALS - 5.7%
Akorn, Inc. *	144,830	4,844,562
Bristol-Myers Squibb Co.	27,921	1,564,971
Mead Johnson Nutrition Co.	55,958	4,964,594
Pfizer, Inc.	70,735	2,399,331
		13,773,458
PIPELINES - 2.2%
Columbia Pipeline Group, Inc.	84,102	2,144,180
ONEOK Partners LP	60,013	3,088,269
		5,232,449

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2017

Security	Shares	Value
PRIVATE EQUITY - 1.0%
Fortress Investment Group LLC	294,395	$2,366,936

REITS - 3.0%
American Tower Corp.	14,621	1,841,369
FelCor Lodging Trust, Inc.	173,714	1,346,284
Starwood Property Trust, Inc.	140,731	3,193,186
Winthrop Realty Trust	102,617	854,800
		7,235,639
RETAIL - 3.3%
CST Brands, Inc.	57,486	2,775,999
Macy’s, Inc.	76,355	2,231,093
Rite Aid Corp. *	178,038	712,152
Wal-Mart Stores, Inc.	29,601	2,225,403
		7,944,647
SAVINGS & LOANS - 0.9%
EverBank Financial Corp.	106,607	2,078,837

SEMICONDUCTORS - 5.7%
Analog Devices, Inc.	15,050	1,146,810
Broadcom Ltd.	16,396	3,620,401
Cavium, Inc. *	29,818	2,052,969
NXP Semiconductors NV *	64,376	6,807,762
		13,627,942
SOFTWARE - 2.3%
DH Corp.	106,472	1,980,385
Oracle Corp.	64,580	2,903,517
ServiceNow, Inc. *	8,030	758,674
		5,642,576
TELECOMMUNICATIONS - 1.6%
Level 3 Communications, Inc. *	64,038	3,890,949

TEXTILES - 1.2%
Mohawk Industries, Inc. *	12,036	2,825,932

TRANSPORTATION - 1.2%
Swift Transportation Co. *	119,870	2,946,405

TOTAL COMMON STOCK (Cost - $215,215,765)		216,639,460

EXCHANGE TRADED FUNDS - 5.5%
DEBT FUND - 4.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	20,250	2,409,547
iShares US Credit Bond ETF	32,665	3,616,669
PowerShares Senior Loan Portfolio	201,235	4,684,751
		10,710,967
EQUITY FUND - 1.0%
SPDR S&P Regional Banking ETF	44,345	2,396,847

TOTAL EXCHANGE TRADED FUNDS - (Cost - $13,075,556)		13,107,814

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2017

Security		Shares			Value
RIGHTS - 0.1%
Nexstar Broadcasting Group, Inc. *		87,600			$131,400
Pacific Special Acquisition Corp. *		105,552			45,388
Safeway Casa Ley CVR *		90,955			1,364
Safeway PDC, LLC CVR *		90,955			25,922
TOTAL RIGHTS (Cost - $142,993)					204,074

WARRANTS - 0.0%
Pacific Special Acquisition Corp. *		105,552			41,165
TOTAL WARRANTS (Cost - $8,254)

CLOSED-END FUNDS - 0.6%
BlackRock Floating Rate Income Strategies Fund, Inc.		51,151			739,132
Invesco Senior Income Trust		152,991			719,058
TOTAL CLOSED-END FUNDS (Cost - $1,474,242)					1,458,190

		Dividend
	Shares	Rate
PREFERRED STOCK - 0.7%
DIVERSIFIED FINANCIAL SERVICES - 0.7%
Colony NorthStar, Inc. *	63,707	8.25%			1,630,262
TOTAL PREFERRED STOCK (Cost - $1,604,234)

	Principal	Interest	Maturity
	Amount	Rate	Date
BONDS & NOTES - 0.4%
RETAIL - 0.4%
Rite Aid Corp.	$847,000	6.750	6/15/2021		857,588

TOTAL BONDS & NOTES (Cost - $877,471)

			Contracts**		Value
PURCHASED PUT OPTIONS - 0.0%
S&P 500 Index, Expiration May 2017, Exercise Price $2,330			100		68,000
TOTAL PURCHASED PUT OPTIONS (Cost - $219,704)

SHORT-TERM INVESTMENT - 7.8%			Interest
MONEY MARKET FUND - 7.8%	Shares		Rate
First American Government Obligations Fund	18,744,163		0.63	% +	18,744,163
TOTAL SHORT-TERM INVESTMENT (Cost - $18,744,163)

TOTAL INVESTMENTS - 105.1% (Cost - $251,362,382)					$252,750,716
LIABILITIES IN EXCESS OF OTHER ASSETS - (5.1)%					(12,086,812)
NET ASSETS - 100.0%					$240,663,904

*	Non-Income producing security.

**	Each Purchased Option contract allows the Fund to buy/sell 100 shares of the underlying security at the exercise price.

ADR- American Depositary Receipt.

REITS - Real Estate Investment Trusts

+	Variable rate security. Interest rate is as of April 30, 2017.

++	Each Written Call/Put Option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2017

Security	Contracts ++	Value
WRITTEN CALL OPTIONS - (0.3)%
Alaska Air Group, Inc., Expiration May 2017, Exercise Price $90	186	$7,440
Broadcom Ltd., Expiration May 2017 Exercise Price $220	160	75,840
Delphi Automotive PLC, Expiration May 2017 Exercise Price $75	80	46,400
DISH Network Corp., Expiration May 2017, Exercise Price $65	485	118,825
MGM Resorts International, Expiration May 2017, Exercise Price $28	540	158,760
MGM Resorts International, Expiration May 2017, Exercise Price $29.5	535	79,982
S&P 500 Index, Expiration May 2017, Exercise Price $2,370	100	264,000
WRITTEN CALL OPTIONS - (Premiums Received - $512,867)		751,247

	Shares
SECURITIES SOLD SHORT * - (26.0)%
American Airlines Group, Inc.	5,300	225,886
AT&T, Inc.	50,012	1,981,976
Autoliv, Inc.	11,585	1,160,701
Becton Dickinson and Co.	13,021	2,434,536
British American Tobacco PLC	71,631	4,873,773
Canadian Imperial Bank of Commerce	34,391	2,779,825
CenturyLink, Inc.	91,320	2,344,184
Constellation Brands, Inc.	7,000	1,207,780
Darden Restaurants, Inc.	27,030	2,302,686
Emerson Electric Co.	9,852	593,879
Exxon Mobil Corp.	30,190	2,465,013
General Electric Co.	130,343	3,778,644
General Motors Co.	59,960	2,077,014
Genuine Parts Co.	19,385	1,783,808
Intel Corp.	81,026	2,929,090
International Business Machines Corp.	7,525	1,206,182
Knight Transportation, Inc.	86,305	2,960,261
Mosaic Co.	120,135	3,235,236
ONEOK, Inc.	59,109	3,109,724
RLJ Lodging Trust	62,885	1,351,399
Simon Property Group, Inc.	14,465	2,390,486
Starbucks Corp.	40,175	2,412,910
Tesoro Corp.	19,383	1,545,019
Texas Instruments, Inc.	33,455	2,648,967
Verizon Communications, Inc.	79,680	3,658,109
VMware, Inc. *	32,557	3,064,265
Yahoo!, Inc. *	40,205	1,938,283
TOTAL SECURITIES SOLD SHORT - (Proceeds - $62,944,908)		62,459,636

EXCHANGE TRADED FUND SOLD SHORT - (11.6)%
EQUITY FUND - (11.6)%
Consumer Discretionary Select Sector SPDR Fund	43,930	3,956,335
Consumer Staples Select Sector SPDR Fund	121,849	6,723,628
Energy Select Sector SPDR Fund	51,440	3,489,690
Industrial Select Sector SPDR Fund	73,230	4,858,078
iShares Russell 2000 ETF	25,521	3,548,950
SPDR S&P Homebuilders ETF	66,769	2,524,536
SPDR S&P500 ETF Trust	12,138	2,889,815
TOTAL EXCHANGE TRADED FUND SOLD SHORT (Proceeds - $27,653,691)		27,991,032

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2017

Portfolio Composition * - (Unaudited)
Consumer, Non-Cyclical	26.2%	Exchange Traded Funds	5.2%
Financial	12.2%	Bonds & Notes	0.3%
Consumer, Cyclical	12.6%	Closed-end Funds	0.6%
Communications	10.8%	Preferred Stock	0.6%
Technology	10.0%	Diversified	0.4%
Short-Term Investment	7.4%	Rights	0.1%
Basic Materials	6.8%	Warrants	0.0%
Energy	6.6%	Options	0.0%
			100.0%

*	Based on total value of investments as of April 30, 2017

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Dynamic Macro Fund
Message from the Sub-Adviser (Mellon Capital Management Corporation)

Political events throughout the first two fiscal quarters of the year were the main catalysts for market movements and investor sentiment. The Trump and republican victory dominated headlines to begin the first fiscal quarter, which prompted a reflation trend that translated across many different asset classes. Equities reacted positively with the MSCI ACWI Index rising 5.7 percent, and the S&P 500 rising 7.8 percent over the first fiscal quarter ended January 31, 2017. The bounce in inflation expectations pushed bond yields up over the three-month period, especially in the non-quantitative easing countries such as the United States, Canada, and Australia. The bond yields in countries currently in quantitative easing programs such as the U.K. and Germany also rose, albeit not as much. Additional optimism has been built into equity markets, as investors may believe that the newly-elected president can push his policies through the republican-dominated congress, specifically in respect to infrastructure spending, tax cuts, deregulation of the finance industry, and repatriation of profits.

Optimism was tempered slightly during the most recent fiscal quarter as President Trump experienced some political disappointments including the failure to successfully bring the healthcare bill to the floor, roadblocks regarding immigration reform, and the perceived slowing in momentum for tax reform. Increasing tensions between the United States and North Korea also weighed on investors. Overseas, Dutch and French elections loomed. As the elections moved against the populist movement, markets rallied. Despite political concerns, economic momentum was positive and there were constructive signs of global growth. Positive growth indicators worked to lift up GDP expectations, and US bonds followed suit. In the euro area, the unemployment rate fell to the lowest level in almost eight years and forward-looking manufacturing PMI neared a six-year high. Over the most recent fiscal six-month period ended April 30, 2017, international equities, as measured by the MSCI ACWI ex US, increased 10.4 percent, underperformed US equities, as measured by the S&P 500, which increased 13.3 percent. Global macro strategies, as measured by the IQ Hedge Global Macro Beta Index, rose 1 percent over the most recent fiscal six-month period ended April 30, 2017.

The Sub-Adviser seeks to construct a balanced growth portfolio that aims to deliver equity-like total returns with less risk and improved downside control. It attempts to achieve this goal by utilizing a multi-asset strategy that allocates dynamically across global equities, bonds, and real assets. The current strategy’s exposure is broken down into three different categories: growth assets, which include developed market equities, emerging market equities, high-yield bonds, and emerging market debt; hedging assets, which include developed and emerging market currency, global cash, investment-grade bonds, and global developed and sovereign bonds; and real assets, which include global commodities, global inflation-linked bonds, and inflation-sensitive derivatives.

The hedging asset exposure detracted from Fund performance over the previous fiscal quarter and was flat during the most recent fiscal quarter ended April 30, 2017. The drastic rise in the yield of the 10-year U.S. Treasury over the first two months of the fiscal year adversely affected bond prices, as the price of the 10-year Treasury, as measured by the Bank of America Merrill Lynch Current 10-Year U.S. Treasury Index, declined 5 percent. The Fund’s large exposure to this asset class detracted from Fund performance over the first two months. The Fund added to the 10-year treasury position, which increased in the final month of the previous fiscal quarter. The Fund’s short position to U.K. Gilts positively contributed to Fund performance in the first fiscal quarter. In contrast to the previous fiscal quarter, the Funds Treasury exposure positively contributed to Fund performance in the most recent fiscal quarter as the price of the 10-year Treasury, as measured by the Bank of America Merrill Lynch Current 10-Year U.S. Treasury Index, increased 1.9 percent. The positive contribution from U.S. Treasuries was offset by losses in short U.K. Gilt positions. This position suffered on political news as Theresa May announced a snap election to “make a success of Brexit.” Additionally as equities rallied, the downside option protection within the hedging asset exposure also detracted over the most recent fiscal period.

The growth asset strategy exposure positively contributed to Fund performance over the most recent fiscal quarter after also positively contributing the previous fiscal quarter. To begin the fiscal six-month period, the Fund was underweight growth assets as the Sub-Adviser saw significant tail risk leading into the election. Once the election results were released and the reflationary trend reverberated throughout markets, the Fund added to growth assets and held the position through the end of the most recent fiscal quarter. The Sub-Adviser saw lower equity risk in the CBOE Volatility Index (“VIX”) as well as their own proprietary measures. Earnings expectations steadily rose in the U.S., which represented the largest equity allocation during the most recent fiscal quarter. The SPDR S&P 500 ETF Trust (SPY) (holding percentage*: 25.7 percent) positively contributed to Fund performance over the six-month period, increasing 13.2 percent. The best performing equity allocation over the previous fiscal quarter was the Fund’s allocation to Japan, which represents the Fund’s largest overweight. iShares Currency Hedged MSCI Japan ETF (HEWJ) (holding percentage*: 8.68 percent) climbed 8.9 percent over the previous fiscal quarter. This position contributed in the most recent fiscal quarter, albeit not as much. HEWJ increased 1.6 percent over the most recent fiscal quarter. The Sub-Adviser believes investors may have become concerned with the strengthening Yen. The Sub-Adviser still believes the fundamentals remain solid and the underperformance is short-term. The Sub-Adviser added approximately 2 percent to the position over the most recent fiscal quarter. The Fund kept its allocation to high-yield bonds consistent throughout both fiscal quarters. This allocation also added to Fund performance as the SPDR Barclays High Yield Bond ETF (JNK) (holding percentage*: 4.97 percent) climbed 5.4 percent. Based on the risk present in emerging markets, the Fund had no exposure to emerging market equities and has not been invested in them since August 2015.

The Sub-Adviser completely divested the position in real assets in mid 2015, as it believes the current risk/reward characteristics of this strategy do not warrant a place in the Fund at this time. Although the Sub-Adviser believes that positions in commodities do not currently warrant an allocation due to its risks, certain attributes that this strategy generally provides are still desired within the Fund. The Sub-Adviser believes that commodities are currently too expensive; therefore, in order to add a hedge against inflation, the Sub-Adviser added Treasury Inflation-Protected Securities to the portfolio. Over the most recent fiscal period ended April 30, 2017, this allocation detracted from Fund performance. For example, the iShares TIPS ETF (TIP) (holding percentage*: 4.62 percent) decreased 0.4 percent over the six-month period. Due to the Fund’s dynamic nature, the Sub-Adviser’s view on real assets can change quickly.

The Sub-Adviser is optimistic for the coming fiscal quarter and the remainder of the fiscal year. The Sub-Adviser believes that this volatility-targeted strategy may provide investors with more consistent returns than traditional asset classes. It believes that through the flexibility of the strategy and the use of alternative investments, the Fund may provide what may be considered to be attractive returns with lower beta and less correlation than traditional equity investments.

*	Holdings percentage(s) as of 4/30/2017.

Growth of $100,000 Investment

Total Returns as of April 30, 2017
			Annualized		Annualized Since
	Six	One	Three	Annualized	Inception
	Months	Year	Years	Five Years	(4/30/2010)
Class N	1.88%	3.07%	0.83%	0.69%	1.24%
Class C	1.41%	1.96%	(0.19)%	(0.33)%	0.24%
Class A with load of 5.75%	(4.06)%	(3.19)%	(1.45)%	(0.77)%	0.11%
Class A without load	1.78%	2.75%	0.53%	0.42%	0.96%
IQ Hedge Global Macro Beta Index	1.09%	2.65%	(0.11)%	0.35%	1.58%
Morningstar Multialternative Category	2.71%	3.33%	0.49%	1.15%	1.36%

The IQ Hedge Global Macro Beta Index seeks to replicate the risk-adjusted return characteristics of a combination of hedge funds pursuing a macro strategy and hedge funds pursuing an emerging markets strategy. Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.78% for Class N, 2.78% for Class C and 2.03% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Dynamic Macro Fund
April 30, 2017

Security	Shares	Value
EXCHANGE TRADED FUNDS - 49.9%
DEBT FUNDS - 9.6%
iShares TIPS Bond ETF	15,532	$1,786,336
SPDR Bloomberg Barclays High Yield Bond ETF ^		1,921,809
		3,708,145
EQUITY FUNDS - 40.3%
iShares Currency Hedged MSCI Germany ETF ^	78,790	2,218,727
iShares Currency Hedged MSCI Japan ETF	118,751	3,355,903
SPDR S&P 500 ETF Trust ^	41,679	9,922,936
		15,497,566
TOTAL EXCHANGE TRADED FUNDS (Cost - $16,016,142)		19,205,711

	Contacts +
OPTIONS * - 10.0%
CALL OPTION ON FUTURES PURCHASED - 8.4%
Swiss Market Index, Expiration June 16, 2017
Exercise Price CHF 8,488.50	10	3,371
Swiss Market Index, Expiration June 16, 2017
Exercise Price CHF 8,520	10	3,112
US 10 Year Future, Expiration June 16, 2017
Exercise Price $112	234	3,210,188
		3,216,671
PUT OPTIONS ON FUTURES PURCHASED - 1.6%
Euro-Bund Option, Expiration June 16, 2017
Exercise Price $175	40	575,837
Euro Stoxx, Expiration June 16, 2017
Exercise Price $2,750	201	3,393
Nikkei 225 Option, Expiration June 16, 2017
Exercise Price JPY 16,250	85	4,575
S&P 500 E-Mini Option, Expiration December 16, 2017
Exercise Price $1,900	117	52,650
		636,455

TOTAL OPTIONS (Cost - $3,622,908)		3,853,126

	Principal	Discount
	Amount ($)	Rate	Maturity
SHORT-TERM INVESTMENTS - 42.1%
U.S. GOVERNMENT SECURITIES - 26.8%
US Treasury Bill ++	8,798,000	0.5300%	5/18/2017	8,795,593
US Treasury Bill	1,510,000	0.0100%	6/15/2017	1,508,575
				10,304,168

	Shares	Interest Rate
MONEY MARKET - 15.3%
Morgan Stanley Institutional Liquidity Fund	5,889,298	0.4000%	^^	5,889,298

TOTAL SHORT-TERM INVESTMENTS - (Cost - $16,193,466)				16,193,466

COLLATERAL FOR SECURITIES LOANED - 7.3%
Mount Vernon Prime Portfolio (Cost - $2,819,526)	2,819,526	1.1200%	+	2,819,526

TOTAL INVESTMENTS - 109.3% (Cost - $38,652,042) (a)				$42,071,829
LIABILITIES IN EXCESS OF OTHER ASSETS - (9.3)%				(3,584,421)
NET ASSETS - 100.0%				$38,487,408

		Unrealized
		Appreciation
Open Futures Contracts	Contracts	(Depreciation)
LONG FUTURES CONTRACTS ** - 1.1%
Amsterdam index Future, May 2017
(Underlying Face Amount at Value $206,660)	2	$5,281
AUST 10 YR Bond Future, June 2017
(Underlying Face Amount at Value $9,349,920)	96	250,688
CAC 40 10 Euro Future, May 2017
(Underlying Face Amount at Value $730,100)	14	38,852
CAN 10 YR Bond Future, June 2017
(Underlying Face Amount at Value $3,768,120)	27	46,787
Euro-Bund Future, June 2017
(Underlying Face Amount at Value $161,780)	1	453

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Dynamic Macro Fund (Continued)
April 30, 2017

		Unrealized
		Appreciation
Open Futures Contracts	Contracts +	(Depreciation)
LONG FUTURES CONTRACTS ** - 1.1% (Continued)
Euro Stoxx 50 Future, June 2017
(Underlying Face Amount at Value $70,160)	2	$4,508
FTSE 100 Index Future, June 2017
(Underlying Face Amount at Value $2,292,800)	32	(50,520)
FTSE/MIB Index Future, June 2017
(Underlying Face Amount at Value $101,435)	1	6,373
IBEX - 35 Index Future, May 2017
(Underlying Face Amount at Value $643,680)	6	30,247
Nikkei 225 Index Future, June 2017
(Underlying Face Amount at Value $19,185,000)	2	7,545
S&P 500 EMINI Future, June 2017
(Underlying Face Amount at Value $1,190,250)	10	(3,872)
S&P/TSX 60 IX Future, June 2017
(Underlying Face Amount at Value $1,283,520)	7	7,409
SPI 200 Future, June 2017
(Underlying Face Amount at Value $3,547,800)	24	72,090
TOPIX Index Future, June 2017
(Underlying Face Amount at Value $214,199,998)	14	5,927
TOTAL FUTURES CONTRACTS PURCHASED		421,768

SHORT FUTURES CONTRACTS ** - (0.5)%
Dax Index Future, June 2017
(Underlying Face Amount at Value $311,687)	(1)	(10,513)
Hang Seng Index Future, May 2017
(Underlying Face Amount at Value $7,368,300)	(6)	(10,064)
Long Gilt Future June 2017
(Underlying Face Amount at Value $7,183,120)	(56)	(106,356)
10-Year US Treasury Note Future, June 2017
(Underlying Face Amount at Value $11,691,844)	(93)	(76,100)
TOTAL FUTURES CONTRACTS SOLD		(203,033)

WRITTEN PUT FUTURE OPTIONS *- (0.2)%
S&P E - Mini, Expiration June 17, 2017
Exercise Price 2,435	(117)	(6,435)
Swiss Market Index, Expiration June 17, 2017
Exercise Price CHF 8,488	(10)	(594)
Swiss Market Index, Expiration June 17, 2017
Exercise Price CHF 8,520	(10)	(653)
TOTAL WRITTEN PUT FUTURE OPTIONS SOLD (Premium - $27,631)		(7,682)

ETF - Exchange Traded Fund

*	Non income producing security.

+	Each option contract allows holder to purchase/sell 100 shares of the underlying security at the exercise price.

++	All or part of the security was held as collateral for futures outstanding as of April 30, 2017.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $4,140,536.

^^	Variable rate security. Interest rate is as of April 30, 2017.

**	The amounts shown are the underlying reference notional amounts to stock exchange indices, debt securities and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

Portfolio Composition * - (Unaudited)
Equity Funds	36.8%	Call Options On Futures Purchased	7.7%
U.S. Government Securities	24.5%	Collateral for Securities Loaned	6.7%
Money Market Fund	14.0%	Put Option On Futures Purchased	1.5%
Debt Funds	8.8%	Total	100.0%

*	Based on total value of investments as of April 30, 2017.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund
Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

High-yield bonds, as measured by the BofA ML US Cash Pay High Yield Index, outperformed investment-grade corporate bonds, as measured by the BofA ML US Corporate Index, and Treasury bonds, as measured by the BofA ML US Treasury Index over the six-months ended April 30, 2017. The Fed increased the Fed Funds rate another quarter point during the previous fiscal quarter. In the six-month period ended April 30, 2017, high-yield bonds rose 5.5 percent, investment-grade corporate bonds increased 0.3 percent, while Treasury bonds lost 1.4 percent.

Interest rates on 10-year Treasury bonds fluctuated within an 85 basis point range over the six-months ended April 30, 2017. Rates went from a low of 1.78 percent on November 4, 2016 to a high of 2.63 percent on March 13, 2017, before settling at 2.28 percent to end the fiscal six-month period. The Sub-Adviser’s defensive high-yield approach is focused on Single-B and higher-rated debt and has very limited exposure to triple-C rated bonds. The Fund has an emphasis on debt that is senior in the capital structure.

The Fund outperformed due to security selection and Single-B overweight with little impact from duration positioning. The Sub-Adviser had success in security selection within the technology, media & broadcasting and energy within the distribution and services space. The Sub-Adviser outperformed based upon being underweight hospitals in the healthcare sector and being underweight retail including food and drugstores. The detractors came from holding cash in a rallying market and conservative security selection within hotels and transports.

Holdings in the media & broadcasting sector added value on a relative and absolute basis, due to both a slight overweight to the sector and security selection. Cablevision System Corporation (12686CBB4) (holding percentage*: 1.05 percent), one of the largest broadband communications and video services providers in the United States, was one of the better performing bonds in this sector, achieving a 14.4 percent return in the six-month period ended April 30, 2017.

Exposure to the energy sector was generally a positive for the Fund, mainly due to stock selection in certain areas of the sector during the six-month period ended April 30, 2017. A 4.3 percent overweight to the energy distribution sector was of particular benefit. A holding that performed well was DCP Midstream LLC (23311RAE6, 23311RAH9, 23311VAD9) (holding percentage*: 1.35 percent), a full-service midstream logistics provider that, together with its subsidiaries, owns, operates, acquires, and develops a portfolio of midstream energy assets in the United States. It gained 12.5 percent in the six-month period ended April 30, 2017. Most of the move forward was due to an announced merger with its parent company DCP Midstream Partners, LP. Energy services was led by Transocean Inc. (893830AT6, 893830BB4, 893830BE8) (holding percentage*: 0.98 percent), an entity that issues the notes and debentures that have been guaranteed by Transocean Ltd., which is a leader in the offshore drilling industry with the most innovative and sophisticated technology. The bonds gained 15.3 percent over the fiscal six-month period.

The Fund had only a couple detractors during the six-month period. One holding was Argos Merger Sub Inc., (04021LAA8) (holding percentage*: 0.24 percent), a debt issuing vehicle for Argos Holdings Inc., the parent company of Petsmart, the largest specialty pet retailer of services and solutions for the lifetime needs of pets. It lost 9.4 percent in the six-month period ended April 30, 2017 after announcing an acquisition. Another negative holding was Valeant Pharmaceuticals International (91911XAQ7, 91829KAA1) (holding percentage*: 0.42 percent). The company is a multinational specialty pharmaceutical company that develops and markets prescription and non-prescription pharmaceutical products that make a meaningful difference in patients’ lives. The holding lost 0.6 percent in the six-month period ended April 30, 2017 after reporting poor earnings and overall stock market concerns for drug pricing.

The Sub-Adviser believes spread compression reflects an expectation for lower default rates in the next twelve months. The Sub-Adviser is optimistic on the U.S. economy, corporate creditworthiness and stability in oil prices. The Sub-Adviser is optimistic that fundamentals for high yield companies, most of which are U.S.-centric, may remain relatively healthy. The Sub-Adviser says issuance year-to-date has been robust, with minimal low quality issuance and the highest amount of refinancing since 2009. The Sub-Adviser feels that in a low-rate environment, high-yield bonds represent an attractive value relative to most other fixed income asset classes. To the extent that long-term interest rates may rise in a growing economy, the Sub-Adviser believes that larger-cap dividend paying equities and longer duration fixed income asset classes, including investment grade corporates, may underperform as a result.

*	Holdings percentage(s) as of 4/30/2017.

Growth of $100,000 Investment

Total Returns as of April 30, 2017
			Annualized	Annualized	Annualized	Annualized Since
	Six Months	One Year	Three Years	Five Years	Ten Years	Inception(7/1/05)
Class N	4.83%	10.91%	2.80%	4.56%	5.12%	5.35%
Class C	5.40%	11.01%	2.36%	3.99%	4.44%	4.64%
Class A with load of 4.50%	(0.88)%	4.88%	0.74%	3.20%	4.29%	4.30%*
Class A without load	3.85%	9.80%	2.29%	4.14%	4.77%	4.77%*
BofA ML BB-B U.S. Non-Distressed HY Index	4.64%	10.84%	4.94%	6.66%	6.27%	6.63%
Morningstar High-Yield Bond Category	4.85%	11.30%	3.22%	5.52%	5.38%	5.92%

*	Class A commenced operations on January 3, 2007.

BofA ML BB-B U.S. Non-Distressed HY Index is an unmanaged portfolio constructed to mirror the public high-yield corporate debt market and is a subset of the Merrill Lynch High Yield Master II Index. Investors cannot invest directly in an index or benchmark.

The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.09% for Class N, 1.84% for Class C and 1.34% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BONDS & NOTES - 93.4%
AIRLINES - 1.3%
Air Canada - 144A ^	$485,000	7.7500%	4/15/2021	$550,475
American Airlines Group, Inc. - 144A ^	535,000	4.6250	3/1/2020	546,369
UAL 2007-1 Pass Through Trust	172,576	6.6360	7/2/2022	186,383
				1,283,227
AUTO MANUFACTURERS - 0.7%
Fiat Chrysler Automobiles NV ^	715,000	5.2500	4/15/2023	738,238

BEVERAGES - 0.5%
Cott Beverages, Inc.	445,000	5.3750	7/1/2022	462,800

BUILDING MATERIALS - 2.0%
Griffon Corp.	585,000	5.2500	3/1/2022	600,356
James Hardie International Finance Ltd - 144A	500,000	5.8750	2/15/2023	526,250
Summit Materials LLC / Summit Materials Finance Corp.	470,000	6.1250	7/15/2023	494,675
US Concrete, Inc. - 144A	320,000	6.3750	6/1/2024	336,000
				1,957,281
CHEMICALS - 2.0%
Blue Cube Spinco, Inc. ^	350,000	9.7500	10/15/2023	425,250
Blue Cube Spinco, Inc.	180,000	10.0000	10/15/2025	222,750
Olin Corp.	180,000	5.1250	9/15/2027	187,875
Platform Specialty Products Corp. - 144A ^	485,000	6.5000	2/1/2022	499,550
Tronox Finance LLC	345,000	6.3750	8/15/2020	352,331
Tronox Finance LLC - 144A ^	280,000	7.5000	3/15/2022	294,000
				1,981,756
COAL - 0.5%
Peabody Energy Corp. - 144A	495,000	6.3750	3/31/2025	504,281

COMMERCIAL SERVICES - 3.0%
ADT Corp. ^	160,000	3.5000	7/15/2022	155,600
ADT Corp. - 144A	280,000	4.8750	7/15/2032	245,700
ADT Corp.	275,000	6.2500	10/15/2021	303,031
Cardtronics, Inc.	570,000	5.1250	8/1/2022	584,250
Jaguar Holding Co II - 144A	740,000	6.3750	8/1/2023	773,300
Live Nation Entertainment, Inc. - 144A	555,000	5.3750	6/15/2022	579,975
Nielsen Co Luxembourg SARL - 144A	325,000	5.0000	2/1/2025	326,219
				2,968,075
COMPUTERS - 3.9%
Diamond 1 & 2 Finance Corp. - 144A	1,105,000	8.1000	7/15/2036	1,390,390
Diamond 1 & 2 Finance Corp. - 144A	110,000	7.1250	6/15/2024	121,647
Seagate HDD Cayman	595,000	5.7500	12/1/2034	555,250
Seagate HDD Cayman	590,000	4.8750	6/1/2027	568,873
Western Digital Corp.	1,035,000	10.5000	4/1/2024	1,221,300
				3,857,460

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
DIVERSIFIED FINANCIAL SERVICES - 4.5%
Ally Financial, Inc. ^	$1,020,000	5.7500%	11/20/2025	$1,048,050
Ally Financial, Inc.	790,000	8.0000	11/1/2031	944,050
Ally Financial, Inc.	345,000	4.2500	4/15/2021	353,625
Ally Financial, Inc.	260,000	4.6250	3/30/2025	257,562
Fly Leasing Ltd.	290,000	6.3750	10/15/2021	303,050
International Lease Finance Corp.	760,000	8.6250	1/15/2022	934,263
Navient Corp.	235,000	6.6250	7/26/2021	249,394
Navient Corp.	235,000	7.2500	9/25/2023	246,750
Navient Corp.	100,000	7.2500	1/25/2022	106,875
				4,443,619
ELECTRIC - 3.5%
Calpine Corp. ^	350,000	5.7500	1/15/2025	340,375
Calpine Corp. ^	515,000	5.3750	1/15/2023	509,850
Dynegy, Inc. ^	585,000	6.7500	11/1/2019	596,700
Dynegy, Inc. ^	955,000	7.3750	11/1/2022	916,800
NRG Energy, Inc. ^	360,000	7.2500	5/15/2026	369,900
NRG Energy, Inc.	315,000	6.6250	3/15/2023	321,300
NRG Energy, Inc.	460,000	6.6250	1/15/2027	457,700
				3,512,625
ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
Belden, Inc. - 144A	365,000	5.5000	9/1/2022	375,950
WESCO Distribution, Inc.	260,000	5.3750	12/15/2021	268,450
				644,400
ENTERTAINMENT - 3.1%
Eldorado Resorts, Inc.	230,000	7.0000	8/1/2023	249,262
Eldorado Resorts, Inc. - 144A	145,000	6.0000	4/1/2025	150,438
Jacobs Entertainment, Inc. - 144A	375,000	7.8750	2/1/2024	392,813
Lions Gate Entertainment Corp. - 144A ^	375,000	5.8750	11/1/2024	390,937
Pinnacle Entertainment, Inc. - 144A	315,000	5.6250	5/1/2024	326,025
Regal Entertainment Group	550,000	5.7500	6/15/2023	581,625
Scientific Games International, Inc. - 144A	230,000	7.0000	1/1/2022	246,818
Scientific Games International, Inc.	690,000	10.0000	12/1/2022	751,238
				3,089,156
FOOD - 1.0%
JBS USA LLC - 144A	655,000	5.8750	7/15/2024	686,112
JBS USA LLC - 144A	270,000	5.7500	6/15/2025	280,125
				966,237
GAS - 1.4%
AmeriGas Partners LP	135,000	5.6250	5/20/2024	138,038
AmeriGas Partners LP	640,000	5.5000	5/20/2025	649,600
NGL Energy Partners LP / NGL Energy Finance Corp.	270,000	6.8750	10/15/2021	269,325
NGL Energy Partners LP / NGL Energy Finance Corp. - 144A	260,000	7.5000	11/1/2023	261,300
NGL Energy Partners LP / NGL Energy Finance Corp. - 144A	115,000	6.1250	3/1/2025	107,525
				1,425,788
HEALTHCARE-PRODUCTS - 2.0%
Kinetic Concepts, Inc. / KCI USA, Inc. - 144A	310,000	7.8750	2/15/2021	331,313
Kinetic Concepts, Inc. / KCI USA, Inc. - 144A ^	555,000	12.5000	11/1/2021	624,375
Mallinckrodt International Finance SA - 144A ^	555,000	5.7500	8/1/2022	548,063
Mallinckrodt International Finance SA ^	560,000	4.7500	4/15/2023	480,200
				1,983,951

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
HEALTHCARE-SERVICES - 6.3%
Centene Corp.	$395,000	6.1250%	2/15/2024	$426,600
CHS/Community Health Systems, Inc. ^	535,000	5.1250	8/1/2021	532,325
DaVita, Inc.	250,000	5.1250	7/15/2024	257,501
Envision Healthcare Corp. - 144A ^	475,000	5.1250	7/1/2022	484,500
Envision Healthcare Corp. ^	365,000	5.6250	7/15/2022	377,921
HCA, Inc.	455,000	7.5000	2/15/2022	524,569
HCA, Inc.	970,000	5.3750	2/1/2025	1,012,437
HealthSouth Corp.	595,000	5.7500	11/1/2024	609,131
MEDNAX, Inc. - 144A	290,000	5.2500	12/1/2023	297,250
Select Medical Corp. ^	750,000	6.3750	6/1/2021	770,625
Tenet Healthcare Corp.	400,000	6.0000	10/1/2020	422,000
Tenet Healthcare Corp. - 144A	220,000	7.5000	1/1/2022	235,950
WellCare Health Plans, Inc.	250,000	5.2500	4/1/2025	260,625
				6,211,434
HOME FURNISHINGS - 0.8%
Tempur Sealy International, Inc.	250,000	5.5000	6/15/2026	249,220
Tempur Sealy International, Inc.	485,000	5.6250	10/15/2023	498,095
				747,315
HOUSEHOLD PRODUCTS - 0.3%
Spectrum Brands, Inc. ^	320,000	5.7500	7/15/2025	344,611

INDUSTRIALS - 0.7%
Herc Rentals, Inc. - 144A ^	517,000	7.5000	6/1/2022	564,823
Herc Rentals, Inc. - 144A	148,000	7.7500	6/1/2024	162,245
				727,068
IRON/STEEL - 0.5%
United States Steel Corp. ^	225,000	7.3750	4/1/2020	243,000
United States Steel Corp. - 144A	250,000	8.3750	7/1/2021	275,937
				518,937
LEISURE TIME - 0.4%
NCL Corp. Ltd. - 144A	400,000	4.6250	11/15/2020	412,000

LODGING - 1.9%
Hilton Grand Vacations Borrower LLC - 144A	157,000	6.1250	12/1/2024	167,794
MGM Resorts International ^	950,000	7.7500	3/15/2022	1,109,125
MGM Resorts International	645,000	4.6250	9/1/2026	646,613
				1,923,532
MEDIA - 9.8%
Altice Financing SA - 144A	545,000	6.6250	2/15/2023	578,381
Block Communications, Inc. - 144A	260,000	6.8750	2/15/2025	280,800
Cablevision Systems Corp. ^	995,000	5.8750	9/15/2022	1,023,606
Cequel Communications Holdings I LLC - 144A	395,000	6.3750	9/15/2020	408,086
Clear Channel Worldwide Holdings, Inc. ^	740,000	6.5000	11/15/2022	770,525
Clear Channel Worldwide Holdings, Inc.	740,000	7.6250	3/15/2020	751,100
CSC Holdings LLC	245,000	6.7500	11/15/2021	270,112
CSC Holdings LLC ^	170,000	5.2500	6/1/2024	172,443
CSC Holdings LLC - 144A	325,000	10.1250	1/15/2023	377,813
DISH DBS Corp.	280,000	6.7500	6/1/2021	305,200
DISH DBS Corp.	280,000	7.7500	7/1/2026	328,650

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
MEDIA (CONTINUED) - 9.8%
Gray Television, Inc. - 144A	$90,000	5.1250%	10/15/2024	$90,450
Gray Television, Inc. - 144A ^	275,000	5.8750	7/15/2026	285,313
Nexstar Broadcasting, Inc. - 144A ^	325,000	6.1250	2/15/2022	341,452
SFR Group SA - 144A	680,000	6.0000	5/15/2022	711,450
SFR Group SA - 144A	750,000	6.2500	5/15/2024	779,062
Sinclair Television Group, Inc. - 144A ^	265,000	5.6250	8/1/2024	276,223
Townsquare Media, Inc. - 144A ^	400,000	6.5000	4/1/2023	406,000
Tribune Media Co. ^	380,000	5.8750	7/15/2022	401,098
Urban One, Inc. - 144A	650,000	7.3750	4/15/2022	682,500
Videotron Ltd.	425,000	5.0000	7/15/2022	452,136
				9,692,400
MINING - 2.2%
Ferroglobe PLC / Globe Specialty Metals, Inc. - 144A	350,000	9.7500	3/1/2022	367,500
Freeport-McMoRan, Inc.	600,000	5.4500	3/15/2043	514,500
Freeport-McMoRan, Inc.	260,000	3.1000	3/15/2020	257,725
Teck Resources Ltd.	430,000	6.2500	7/15/2041	457,950
Teck Resources Ltd.	630,000	5.2000	3/1/2042	604,800
				2,202,475
MICELLANEOUS MANUFACTURER - 0.4%
Bombardier, Inc. - 144A	410,000	6.1250	1/15/2023	410,000
Bombardier, Inc. - 144A	740,000	8.7500	12/1/2021	825,100
				1,235,100
OFFICE/BUSINESS EQUIPMENT - 0.3%
CDW Finance Corp.	240,000	5.5000	12/1/2024	256,800

OIL & GAS - 10.3%
Antero Resources Corp. ^	490,000	5.3750	11/1/2021	507,763
Antero Resources Corp.	240,000	5.1250	12/1/2022	244,800
Carrizo Oil & Gas, Inc. ^	525,000	7.5000	9/15/2020	542,719
Comstock Resources, Inc.	485,000	10.0000	3/15/2020	499,550
Continental Resources, Inc. ^	285,000	4.9000	6/1/2044	248,663
Denbury Resources, Inc. - 144A	235,000	9.0000	5/15/2021	249,100
Ensco PLC	530,000	5.7500	10/1/2044	388,702
Ensco PLC	140,000	4.5000	10/1/2024	116,200
EP Energy LLC - 144A	455,000	8.0000	11/29/2024	478,319
Gulfport Energy Corp. - 144A ^	240,000	6.0000	10/15/2024	237,600
Halcon Resources Corp. - 144A ^	275,000	6.7500	2/15/2025	265,375
Hilcorp Energy I LP / Hilcorp Finance Co. - 144A	430,000	5.0000	12/1/2024	405,275
Noble Holding International Ltd.	405,000	7.7500	1/15/2024	371,587
Oasis Petroleum, Inc. ^	395,000	6.8750	3/15/2022	401,912
PBF Holding Co LLC ^	255,000	7.0000	11/15/2023	260,100
PDC Energy, Inc. - 144A	335,000	6.1250	9/15/2024	345,050
Sanchez Energy Corp. ^	745,000	6.1250	1/15/2023	689,118
Southwestern Energy Co. ^	570,000	4.1000	3/15/2022	535,800
Sunoco LP / Sunoco Finance Corp.	385,000	6.2500	4/15/2021	407,615
Sunoco LP / Sunoco Finance Corp. ^	355,000	6.3750	4/1/2023	379,850
Transocean, Inc. - 144A ^	255,000	9.0000	7/15/2023	273,169
Transocean, Inc.	415,000	8.1250	12/15/2021	433,675
Transocean, Inc. ^	310,000	6.8000	3/15/2038	249,550
Unit Corp	535,000	6.6250	5/15/2021	535,000
Western Refining, Inc.	570,000	6.2500	4/1/2021	588,881
WPX Energy, Inc. ^	520,000	6.0000	1/15/2022	530,400
				10,185,773

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
OIL & GAS SERVICES - 1.7%
Exterran Energy Solutions LP / EES Finance Corp. - 144A	$165,000	8.1250%	5/1/2025	$170,672
McDermott International, Inc. - 144A	835,000	8.0000	5/1/2021	872,993
SESI LLC	300,000	6.3750	5/1/2019	299,625
SESI LLC ^	380,000	7.1250	12/15/2021	385,700
				1,728,990
PACKAGING & CONTAINERS - 0.5%
Reynolds Group Issuer, Inc.	480,000	5.7500	10/15/2020	495,000

PHARMACEUTICALS - 0.8%
Endo Finance LLC - 144A	425,000	5.7500	1/15/2022	395,250
Valeant Pharmaceuticals International, Inc. - 144A ^	205,000	6.3750	10/15/2020	177,069
Valeant Pharmaceuticals International, Inc. - 144A	275,000	6.7500	8/15/2021	228,937
				801,256
PIPELINES - 7.2%
Blue Racer Midstream LLC. - 144A	400,000	6.1250	11/15/2022	412,000
DCP Midstream LLC - 144A	180,000	4.7500	9/30/2021	184,950
DCP Midstream LLC - 144A	915,000	5.8500	5/21/2043	878,400
DCP Midstream Operating LP	260,000	3.8750	3/15/2023	254,800
MPLX LP	430,000	4.5000	7/15/2023	453,727
NGPL PipeCo LLC - 144A	320,000	7.7680	12/15/2037	369,600
Rockies Express Pipeline LLC - 144A	525,000	5.6250	4/15/2020	563,850
Rockies Express Pipeline LLC - 144A	630,000	6.8750	4/15/2040	676,462
Sabine Pass Liquefaction LLC ^	735,000	6.2500	3/15/2022	825,066
Sabine Pass Liquefaction LLC	350,000	5.6250	3/1/2025	383,223
Sabine Pass Liquefaction LLC - 144A	560,000	5.0000	3/15/2027	592,191
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.	380,000	5.7500	4/15/2025	386,650
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. - 144A	250,000	5.5000	9/15/2024	252,500
Targa Resources Partners Finance Corp.	365,000	5.2500	5/1/2023	377,775
Williams Partners LP	115,000	4.8750	5/15/2023	118,737
Williams Partners LP	360,000	4.8750	3/15/2024	374,400
				7,104,331
PRIVATE EQUITY - 0.8%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	500,000	5.8750	2/1/2022	516,875
Icahn Enterprises LP / Icahn Enterprises Finance Corp. - 144A	80,000	6.2500	2/1/2022	83,400
Icahn Enterprises LP / Icahn Enterprises Finance Corp. - 144A	145,000	6.7500	2/1/2024	151,706
				751,981
REAL ESTATE - 0.9%
Realogy Group LLC - 144A	855,000	5.2500	12/1/2021	904,163

REITS - 2.5%
CyrusOne Finance Corp. - 144A	250,000	5.0000	3/15/2024	257,500
ESH Hospitality, Inc. - 144A ^	490,000	5.2500	5/1/2025	497,350
Equinix, Inc.	175,000	5.3750	1/1/2022	185,937
Equinix, Inc.	250,000	5.8750	1/15/2026	270,000
FelCor Lodging LP	720,000	5.6250	3/1/2023	761,479
RHP Hotel Properties LP	480,000	5.0000	4/15/2021	491,400
				2,463,666

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
RETAIL - 1.2%
GameStop Corp. - 144A ^	$425,000	6.7500%	3/15/2021	$436,688
JC Penney Corp, Inc.	470,000	8.1250	10/1/2019	514,650
PetSmart, Inc. - 144A	260,000	7.1250	3/15/2023	238,225
				1,189,563
SEMICONDUCTORS - 1.3%
Micron Technology, Inc.	90,000	7.5000	9/15/2023	101,025
Micron Technology, Inc. - 144A	615,000	5.2500	8/1/2023	639,600
Micron Technology, Inc.	135,000	5.8750	2/15/2022	141,581
Qorvo, Inc.	330,000	6.7500	12/1/2023	359,287
				1,241,493
SOFTWARE - 1.5%
First Data Corp. - 144A	220,000	5.0000	1/15/2024	225,830
First Data Corp. - 144A ^	930,000	7.0000	12/1/2023	999,471
Nuance Communications, Inc. - 144A	292,000	5.3750	8/15/2020	298,387
				1,523,688
TELECOMMUNICATIONS - 10.2%
Anixter, Inc.	425,000	5.1250	10/1/2021	452,625
Anixter, Inc.	255,000	5.5000	3/1/2023	271,256
CenturyLink, Inc.	220,000	6.4500	6/15/2021	238,700
CenturyLink, Inc.	370,000	5.6250	4/1/2020	394,050
Cincinnati Bell, Inc. - 144A	520,000	7.0000	7/15/2024	551,720
Cogent Communications Finance, Inc. - 144A	460,000	5.6250	4/15/2021	474,950
CommScope, Inc. - 144A	200,000	5.5000	6/15/2024	210,250
CommScope Technologies LLC - 144A	100,000	5.0000	3/15/2027	101,125
Consolidated Communications, Inc.	350,000	6.5000	10/1/2022	347,375
Frontier Communications Corp.	265,000	10.5000	9/15/2022	267,650
Frontier Communications Corp. ^	690,000	8.5000	4/15/2020	736,575
Frontier Communications Corp.	260,000	8.8750	9/15/2020	275,436
GCI, Inc.	480,000	6.8750	4/15/2025	518,400
Gogo Intermediate Holdings LLC / Gogo Finance Co, Inc. - 144A	360,000	12.5000	7/1/2022	413,100
Intelsat Jackson Holdings SA - 144A ^	575,000	8.0000	2/15/2024	619,562
Level 3 Financing, Inc.	245,000	5.1250	5/1/2023	252,044
Qwest Corp.	210,000	6.7500	12/1/2021	233,559
Sprint Capital Corp. ^	475,000	6.8750	11/15/2028	515,375
Sprint Corp.	495,000	7.2500	9/15/2021	542,644
Sprint Corp. ^	705,000	7.8750	9/15/2023	793,125
Sprint Corp.	830,000	7.1250	6/15/2024	907,298
West Corp. - 144A	545,000	5.3750	7/15/2022	552,494
Windstream Services LLC ^	445,000	7.7500	10/1/2021	449,450
				10,118,763

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
TRANSPORTATION - 0.8%
Watco Cos LLC - 144A	$730,000	6.3750%	4/1/2023	$759,200
				759,200

TOTAL BONDS & NOTES (Cost - $88,726,537)				93,358,433

		Interest
Security	Shares	Rate
SHORT-TERM INVESTMENT - 4.1%
MONEY MARKET FUND - 4.1%
First American Government Obligations Fund, 0.45%	4,090,150	0.63	% +	4,090,150
TOTAL SHORT-TERM INVESTMENT (Cost - $4,090,150)

COLLATERAL FOR SECURITIES LOANED - 26.8%
Mount Vernon Prime Portfolio (Cost - $26,541,345)	26,541,345	1.12	% +	26,541,345

TOTAL INVESTMENTS - 124.3% (Cost - $119,358,032)				$123,989,928
LIABILITIES LESS OTHER ASSETS - (24.3)%				(24,883,174)
NET ASSETS - 100.0%				$99,106,754

^	All or a portion of these securities are on loan. Total loaned securities had a value of $25,986,950 at April 30, 2017.

+	Variable rate security. Interest rate is as of April 30, 2017.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

LLC - Limited Liability Corporation

LP - Limited Partnership

REITS - Real Estate Investment Trusts.

Portfolio Composition ** - (Unaudited)
Collateral For Securities Loaned	21.4%	Caa1	6.0%
B1	18.7%	Ba2	4.7%
B3	18.2%	Baa3	3.5%
Ba3	10.5%	Ba1	3.5%
B2	10.1%	Short-Term Investment	3.3%
		Baa2	0.1%
		Total	100.0%

**	Based on total value of investments as of April 30, 2017

**	Bond Ratings provided by Moody’s Ratings.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Alternative Dividend Fund
Message from the Sub-Adviser (Sungarden Fund Management, LLC)

After shocking the world and financial markets with his surprise victory, President-Elect Trump set out to deliver on his campaign promises of economic growth, healthcare and tax reform, and border security. Over the first few months of the fiscal period, U.S. stocks soared while returns on bonds suffered. Investor optimism was gleaming at the prospects for America. The latter half of the fiscal period became more of a reality check for investors. Following the inauguration, the new administration suffered a few setbacks that led investors to reassess the speed, or even the likelihood, at which the new president’s policies would come to fruition. U.S. stocks continued their upward trajectory, albeit at a reduced pace, while bond returns recovered. Over the six-month period ended April 30, 2017, U.S. stocks, as measured by the S&P 500, gained 13.3 percent. Over the same period, interest rates on the 10-year U.S. Treasury fluctuated within an 85 basis point range, hitting their low of 1.78 percent a few days prior to the election, undulating throughout the fiscal period until they reached their high of 2.63 percent in mid-March, before settling at 2.28 percent to end the fiscal period. The Federal Reserve increased the Fed Funds Rate by 25 basis points in December of 2016 and again in March of 2017. As bond prices fall when interest rates rise, returns on U.S. bonds declined. U.S. investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Total Return Bond Index, lost 0.7 percent over the six-month period ended April 30, 2017. Over the same period, moderately conservative strategies, as measured by the Dow Jones Moderately Conservative Portfolio Index, gained 3.6 percent.

The Sub-Adviser implements an income-oriented strategy consisting of long, short, and tactical portions of the portfolio. The long portion is comprised of 25 to 35 stocks rigorously analyzed by the Sub-Adviser’s proprietary approach, applying its Dividend Tiers and SG Stock Score methodology. The short portion is comprised primarily of S&P 500 Index put options, laddered out 1 to 18 months, depending on market conditions. The Sub-Adviser may also use single-inverse exchange traded funds (ETFs), if deemed productive. For the tactical portion, the Sub-Adviser seeks short-term price moves, dividend-capture, and direct hedging of portfolio stock or sector holdings. Using fundamental and technical analysis, along with a proprietary market cycle gauge called the Investment Climate Indicator (ICI), the Sub-Adviser believes it can identify opportunities that offer the risk/ reward characteristics consistent with their aim of producing a competitive income yield with downside protection.

Contributors to the Fund over the fiscal period included CF Industries Holdings, Inc. (CF) (holding percentage*: 0.85 percent), a global manufacturer and distributor of nitrogen and phosphate fertilizer products. The stock had a 12-month dividend yield of 4.28 percent and produced a return of 13.6 percent over the six-month period ended April 30, 2017. Emerson Electric Co. (EMR) (holding percentage*: 2.06 percent), designs and manufactures electronic and electrical equipment, software, systems, and services, offering its products for industrial, commercial, and consumer markets worldwide. The stock had a 12-month dividend yield of 3.28 percent and returned 21.0 percent over the fiscal period. General Motors Company (GM) (holding percentage*: 1.96 percent), designs, builds, and sells cars, trucks, crossovers, and automobile part. The company also offers vehicle protection, parts, accessories, maintenance, satellite radio, and automotive financing. The stock had a 12-month dividend yield of 4.55 percent and returned 12.0 percent for the fiscal quarter.

Detractors from the Fund over the three-month period ended April 30, 2017 included BP plc (BP) (holding percentage*: 0.55 percent), an oil and petrochemicals company. BP explores for and produces oil and natural gas, refines, markets, and supplies petroleum products, generates solar energy, and acrylonitrile, ethylene, and polyethylene. The stock price lost 3.46 percent, but do to its 12-month dividend yield of 6.62 percent the stock was nearly flat on a total return basis, down 0.07 percent over the fiscal period. Another detractor from the Fund was Qualcomm, Inc. (QCOM) (holding percentage*: 2.00 percent), a manufacturer of digital wireless communications equipment. The company licenses its code division multiple access (CDMA) and orthogonal frequency division multiplexing access intellectual property to other companies and produces CDMA-based integrated circuits. The stock had a 4.08 percent 12-month dividend yield, however the stock declined 20.5 percent over the fiscal period. Verizon Communications, Inc. (VZ) (holding percentage*: 3.69 percent), is an integrated telecommunications company that provides wireline voice and data services, wireless services, internet services, and publishing information. The stock’s 12-month dividend yield of 5.10 percent offset some of the price drop of 4.55 percent for a total return decline of 2.21 percent over the fiscal period.

In addition to these core holdings, the Sub-Adviser took advantage of a low-volatility market environment to purchase positions in a variety of put and call options. Most of these were “defensive” in nature, such as the purchase of put options, in which the Fund spends a modest amount of capital to try to protect the portfolio from a large decline in the broad equity market, one of its component sectors, or individual stocks.

In “weather” terms, the Sub-Adviser believes the market environment may be partly sunny now, but the forecast calls for increasing clouds. Per its proprietary ICI, partly sunny means the latter stages of a bull market with periods of increased volatility and corrections. The Sub-Adviser’s caution remains on a long-term basis, with current portfolio positioning in the offensive range, but leaning towards neutral. The Sub-Adviser believes that, based on many of the measures the Sub-Adviser follows closely, the stock market appears overvalued. However, until prices roll over, all of the bearish indicators are viable, but early. The Sub-Adviser continues to see a growing number of warning signs in economic data, including a sub-one percent U.S. GDP figure announced in April and a trend toward declining consumer spending. The Sub-Adviser plans to take advantage of that to the extent it feels it can. The main segment of the strategy continues to follow the familiar drill: fundamental and quantitative factors drive the company research, with technical analysis as a key factor in the bottom-line buy and sell decisions. The Sub-Adviser continues to scout for blue-chip companies whose price declines have made them attractive long-term buy candidates.

*	Holdings percentage(s) as of 4/30/2017.

Growth of $100,000 Investment

Total Returns as of April 30, 2017
	Six	Since Inception
	Months	(8/31/2016)
Class N	3.44%	1.03%
Class C	2.93%	0.44%
Class A with load of 5.75%	(2.59)%	(7.19)%*
Class A without load	3.39%	1.48%*
Dow Jones Moderately Conservative Index	3.60%	2.16%
Morningstar Long/Short Equity Category	6.57%	5.45%

*	Class A commenced operations on August 31, 2016.

The Dow Jones Moderately Conservative Index measures global stocks, bonds and cash which in turn are represented by multiple subindexes. The index is quoted in USD. This index is officially calculated by Dow Jones and is disseminated by CBOT.

The Morningstar Long/Short Equity Category Index is generally representative of mutual funds that primarily invest in both long and short equity positions and derivatives. Mutual funds in this category will shift their exposures to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research.

As disclosed in the Trust’s latest registration statement as supplemented, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.72% for Class N, 2.72% for Class C and 1.97% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Alternative Dividend Fund
April 30, 2017

Security	Shares	Value
COMMON STOCK - 74.1%
AEROSPACE & DEFENSE - 0.6%
United Technologies Corp.	2,000	$237,980

AUTO MANUFACTURERS - 2.0%
General Motors Co.	21,300	737,832

CHEMICALS - 1.9%
CF Industries Holdings, Inc.	12,000	320,880
PPG Industries, Inc.	3,400	373,456
		694,336
DIVERSIFIED FINANCIAL SERVICES - 0.9%
T Rowe Price Group, Inc.	5,000	354,450

ELECTRIC - 4.2%
Entergy Corp.	10,600	808,356
PPL Corp.	19,900	758,389
		1,566,745
ELECTRICAL COMPONENTS & EQUIPMENT - 2.1%
Emerson Electric Co.	12,900	777,612

ENTERTAINMENT - 4.0%
Regal Entertainment Group	67,800	1,496,346

INTERNET - 1.0%
Alphabet, Inc. *	400	369,808

LODGING - 4.1%
Las Vegas Sands Corp.	26,000	1,533,740

MISCELLANEOUS MANUFACTURING - 3.9%
General Electric Co.	50,200	1,455,298

OFFICE & BUSINESS EQUIPMENT - 0.5%
Pitney Bowes, Inc.	15,000	199,350

OIL & GAS - 0.5%
BP PLC - ADR	6,000	205,920

PHARMACEUTICALS - 11.6%
AbbVie, Inc.	22,300	1,470,462
GlaxoSmithKline PLC - ADR	35,000	1,431,500
Pfizer, Inc.	43,000	1,458,560
		4,360,522
REITS - 13.9%
Crown Castle International Corp.	8,500	804,100
EPR Properties	10,400	756,184
Host Hotels & Resorts, Inc.	81,000	1,453,950
National Retail Properties, Inc.	6,000	253,320
Realty Income Corp.	5,000	291,750
RLJ Lodging Trust	8,000	171,920
Ventas, Inc.	23,200	1,485,032
		5,216,256
RETAIL - 4.7%
Coach, Inc.	9,500	374,205
L Brands, Inc.	14,000	739,340
Target Corp.	5,000	279,250
Wal-Mart Stores, Inc.	5,000	375,900
		1,768,695

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Alternative Dividend Fund (Continued)
April 30, 2017

Security	Shares	Value
SAVINGS & LOANS - 3.0%
New York Community Bancorp, Inc.	56,000	$744,240
People’s United Financial, Inc.	21,000	366,870
		1,111,110
SEMICONDUCTORS - 3.3%
Intel Corp.	13,000	469,950
QUALCOMM, Inc.	14,000	752,360
		1,222,310
SOFTWARE - 0.9%
Paychex, Inc.	6,000	355,680

TELECOMMUNICATIONS - 8.4%
AT&T, Inc.	35,600	1,410,828
Verizon Communications, Inc.	30,300	1,391,073
Vodafone Group PLC - ADR	14,000	366,660
		3,168,561
TRANSPORTATION - 2.6%
Union Pacific Corp.	3,400	380,664
United Parcel Service, Inc.	5,500	591,030
		971,694

TOTAL COMMON STOCK (Cost - $27,589,730)		27,804,245

EXCHANGE TRADED FUNDS - 18.7%
EQUITY FUNDS - 18.7%
Global SuperDividend US ETF	89,832	2,297,004
Global X MLP ETF	130,000	1,501,500
iShares International Select Dividend ETF	47,000	1,495,070
ProShares Short S&P 500 *	50,000	1,708,500
TOTAL EQUITY FUNDS		7,002,074

TOTAL EXCHANGE TRADED FUNDS (Cost - $6,948,914)		7,002,074

PURCHASED OPTIONS * - 0.6%	Contracts**	Value
PURCHASED CALL OPTIONS * - 0.0%
Chicago Board Options Exchange, Expiration May 2017, Exercise Price $15	90	3,375
Target Corp., Expiration May 2017, Exercise Price $70	75	75
TOTAL PURCHASED CALL OPTIONS (Cost - $36,805)		3,450

	Contracts**	Value
PURCHASED PUT OPTIONS * - 0.6%
iShares 20+ Year Treasury Bond, Expiration May 2017, Exercise Price $122	20	2,460
iShares U.S. Real Estate ETF, Expiration July 2017, Exercise Price $78	50	8,250
iShares U.S. Real Estate ETF, Expiration July 2017, Exercise Price $79	50	10,750
iShares U.S. Real Estate ETF, Expiration July 2017, Exercise Price $80	50	12,475
S&P 500 Index, Expiration January 2018, Exercise Price $2,200	5	12,375
S&P 500 Index, Expiration September 2017 Exercise Price $2,200	5	25,975
S&P 500 Index, Expiration September 2017 Exercise Price $2,250	20	64,000
S&P 500 Index, Expiration December 2017, Exercise Price $2,250	15	82,425
S&P 500 Index, Expiration June 2017, Exercise Price $2,300	4	5,020
S&P 500 Index, Expiration September 2017, Exercise Price $2,400	2	14,880
TOTAL PURCHASED PUT OPTIONS (Cost - $452,652)		238,610

TOTAL OPTIONS PURCHASED (Cost - $489,457)		242,060

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Alternative Dividend Fund (Continued)
April 30, 2017

		Interest
Security	Shares	Rate		Value
SHORT-TERM INVESTMENT - 7.0%
MONEY MARKET FUND - 7.0%
Invesco Short-Term Investments Trust Treasury Portfolio Institutional Class	2,641,750	0.63	%+	$2,641,750
TOTAL SHORT-TERM INVESTMENT (Cost - $2,641,750)

TOTAL INVESTMENTS - 100.4% (Cost - $37,669,851)				$37,690,129
LIABILITIES LESS OTHER ASSETS - (0.4)%				(180,264)
NET ASSETS - 100.0%				$37,509,865

*	Non-Income producing security.

**	Each Purchased Put Option and Call Option contract allows the Fund to sell/buy 100 shares of the underlying security at the exercise price.

+	Variable rate security. Interest rate is as of April 30, 2017

ADR- American Depositary Receipt.

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

Portfolio Composition - (Unaudited)
Exchange Traded Funds	18.6%	Short-Term Investment	7.0%
Financial	17.7%	Technology	4.7%
Consumer, Cyclical	14.7%	Utilities	4.2%
Consumer, Non-cyclical	11.6%	Basic Materials	1.8%
Communications	9.4%	Purchased Options	0.6%
Industrial	9.1%	Energy	0.5%
		Total	100.0%

*	Based on total value of investments as of April 30, 2017.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Opportunity Bond Fund

Message from the Sub-Adviser (Rogge Global Partners LTD)

International bonds, as measured by the Barclays Global Aggregate Ex-U.S. Bond Index, continued to see U.S. dollar movements relative to foreign currencies cause volatility in foreign bond markets. During the six-month period ended April 30, 2017, international bonds decreased 2.5 percent, while the U.S. dollar gained 0.7 percent against a basket of major world currencies. Foreign bond movements matched declines in the U.S. dollar during the first half of the six-month period but, reversed track during the second half of the six-month period as foreign bonds experienced gains while the U.S. dollar continued to decline versus a basket of major world currencies. Major focuses for foreign bond markets during the fiscal period ended April 30, 2017 were a decline in the Japanese yen, policy decisions and potential follow-through of campaign promises by President Trump, and the European Central Bank’s implementation of policies. Currency movements were also a dominant source of changes in spreads and volatility in foreign bond markets.

The Sub-Adviser implements a four-step investment process using four key macroeconomic factors in four major asset classes to achieve returns in five unique areas. The four macroeconomic factors are: global economic outlook, inflation, interest rates, and event risk. The four major asset classes are: developed sovereign (government debt), investment-grade credit (corporate debt), high-yield, and emerging markets. The four-step investment process has the following stages: assess relative value, risk management, micro-level analysis, and implementation. Finally, the five return components are: country, currency, yield curve, duration, and spread/sector. The Sub-Adviser seeks to identify healthy countries by measuring the sustainability of public borrowing in the private sector as well as the effectiveness and credibility of that nation’s authorities.

Emerging markets bonds, as measured by the Barclays Emerging Markets Local Currency Government Index, improved 0.2 percent during the six-month fiscal period. Over the same period, the Sub-Adviser’s active currency selection added to Fund performance. While the Sub-Adviser continues to believe that emerging markets countries are still working through their deleveraging cycle that was brought on during the financial crisis, it overweighted emerging markets currencies, which benefited from gains in the Russian Ruble and Brazilian Real during the first half of the six-month fiscal period. Major themes during the second half of the six-month period were long positions in emerging markets currencies improving versus the U.S. Dollar, long Euro positions gaining versus the U.S. Dollar, as well as shor t positions in the Taiwan Dollar. Negative views on the U.S. Dollar was a dominant force of currency selection, as the Sub-Adviser believes the U.S. Dollar has been stretched too far by recent bandwagons of the “Trump-trade”. This may force the U.S. Dollar to contract during future periods in order for it to become more in-line with what the Sub-Adviser believes is a realistic valuation. The Fund’s emerging markets allocation benefited from a Russian sovereign bond, Russian Federation 3.625% 9/16/2020 (BCRX8B2) (holding percentage*: 1.27 percent). The position gained 1.7 percent over the six-month period ended April 30, 2017.

During the first half of the fiscal year the Sub-Adviser’s country selection detracted from Fund performance. While country selection underperformed, a core theme of the Sub-Adviser’s view on countries benefitted the Fund through its relative exposure to Japan during the first fiscal quarter. The Sub-Adviser’s stance on Japanese debt continued during the second fiscal quarter as the Fund held an underweight, which benefited performance. This continuation in the Sub-Adviser’s macro view was primarily due to the yen’s fluctuations and an increase in yields during the first fiscal quarter. Mexico and Malaysia were sources of negative performance during the six-month period. A Malaysian holding that fell was a Malaysian sovereign bond, Malaysia Government 3.9% 11/30/2026 (BD6RZ22) (holding percentage*: 0.32), which declined 1.6 percent during the six-month fiscal period. Over the second half of the six-month fiscal period the Fund benefitted from a steepening of the German bonds’ yield curve and a long stance on Mexico’s debt, while an underweight to long-term British debt detracted from performance. The Fund continued its underweight to Japan during the second fiscal quarter.

Over the first half of the fiscal year the Sub-Adviser’s spread allocation added to Fund performance. The Sub-Adviser held an overweight in investment-grade credit during the first fiscal quarter and an underweight during the second fiscal quarter. Within the investment-grade credit allocation, the Fund focused on the financials, industrials, and utilities sectors. These sectors contributed positively to relative performance, with financials being the strongest performing sector. In the industrials sector, the Sub-Adviser sought an emphasis on short-dated single-B and double-B issuers. The Fund also held an underweight to long-dated credit, which underperformed during the six-month fiscal period. An example of how the Fund held exposure to European financials credit was through Linde Finance BV 3.125% 12/12/2018 (B64CTX9) (holding percentage*: 1.21). The position gained 0.1 percent during the fiscal six-month period.

The Sub-Adviser is aware of possible changes in global policy surrounding a Trump Presidency and monetary policy decisions by the European Central Bank, as well as China’s balance between growth stability and debt sustainability, and sees these as the greatest risks in the near future. The Sub-Adviser believes that more risk premium has been priced into yield curves as reflation picks up. In addition, the Sub-Adviser sees global inflation pressures beginning as spare capacity in commodities is reduced and possibly pushes prices higher. The Sub-Adviser also anticipates weak fundamentals for emerging market credit creating headwinds in 2017. They believe that the G4 economies have experienced above-trend growth rates and may be approaching full employment levels.

*	Holdings percentage(s) as of 4/30/2017.

Growth of $100,000 Investment

Total Returns as of April 30, 2017

			Annualized	Annualized Since
	Six Months	One Year	Three Year	Inception (11/1/13)
Class N	(2.68)%	(4.91)%	(3.54)%	(2.42)%
Class C	(3.05)%	(5.71)%	(4.25)%	(3.17)%
Class A with load of 4.50%	(7.07)%	(9.30)%	(5.20)%	(3.90)%
Class A without load	(2.69)%	(5.03)%	(3.74)%	(2.63)%
Barclays Global ex-US Aggregate Bond Index Unhedged	(2.48)%	(4.51)%	(2.66)%	(1.42)%
Morningstar World Bond Category	0.43%	1.41%	0.36%	1.11%

The Barclays Global ex US Aggregate Bond Index Unhedged is designed to be a broad based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

The Morningstar World Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.28% for Class N, 2.03% for Class C and 1.53% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund
April 30, 2017

			Interest
Security	Principal Amount		Rate%		Maturity Date	Value
CORPORATE BONDS & NOTES - 39.6%
AGRICULTURE - 1.5%
BAT International Finance PLC	200,000	EUR	0.8750		10/13/2023	$216,693
Imperial Brands Finance PLC	200,000	EUR	2.2500		2/26/2021	232,093
						448,786
AUTO MANUFACTURERS - 2.1%
BMW Finance NV	350,000	EUR	0.7500		4/15/2024	384,447
FCE Bank PLC	200,000	EUR	1.8750		6/24/2021	228,535
						612,982
BANKS - 14.0%
ABN AMRO Bank NV	200,000	EUR	6.3750		4/27/2021	266,706
Banco de Sabadell SA	200,000	EUR	0.6250		11/3/2020	222,379
BNP Paribas SA	200,000	EUR	2.8750		9/26/2023	246,952
BPCE SA	100,000	EUR	4.6250		7/18/2023	128,658
CaixaBank SA	300,000	EUR	0.6250		11/12/2020	333,819
Commonwealth Bank of Australia	200,000	EUR	2.0000	+	4/22/2027	225,735
Credit Agricole SA/London	100,000	EUR	3.8750		2/13/2019	116,565
Danske Bank A/S	250,000	EUR	0.5000		5/6/2021	275,739
HSBC Holdings PLC	200,000	EUR	6.0000		6/10/2019	244,355
Intesa Sanpaolo SpA	200,000	EUR	4.3750		10/15/2019	239,328
KBC Group NV	200,000	EUR	2.3750	+	11/25/2024	228,164
Lloyds Bank PLC	150,000	EUR	6.5000		3/24/2020	191,725
National Australia Bank Ltd.	100,000	GBP	5.1250		12/9/2021	153,033
Nordea Bank AB	200,000	EUR	1.0000	+	9/7/2026	218,560
Santander UK PLC	100,000	EUR	2.0000		1/14/2019	112,598
Skandinaviska Enskilda Banken AB	200,000	EUR	1.3750	+	10/31/2028	217,441
Societe Generale SA	100,000	EUR	0.7500		5/26/2023	109,789
UBS Group Funding Switzerland AG	200,000	EUR	1.2500		9/1/2026	213,884
Westpac Banking Corp	250,000	EUR	2.1250		7/9/2019	286,291
						4,031,721
BEVERAGES - 1.8%
Anheuser-Busch InBev SA/NV	250,000	USD	0.8750		3/17/2022	280,519
Pernod Richard SA	200,000	EUR	1.5000		5/18/2026	224,188
						504,707
CHEMICALS - 2.7%
Air Liquide Finance SA	400,000	EUR	0.7500		6/13/2024	439,392
Linde Finance BV	300,000	EUR	3.1250		12/12/2018	344,099
						783,491
DIVERSIFIED FINANCIAL SERVICES - 0.5%
Cabot Financial Luxembourg SA	100,000	GBP	6.5000		4/1/2021	133,950

ELECTRIC - 4.0%
Cadent Finance PLC	400,000	EUR	0.6250		9/22/2024	426,805
Enel Finance International NV	200,000	EUR	1.9660		1/27/2025	230,463
Engie SA	200,000	EUR	2.3750		5/19/2026	243,099
Iberdrola Finanzas SAU	200,000	EUR	4.1250		3/23/2020	243,493
						1,143,860
ELECTRONICS - 0.4%
Trionista Holdco GmbH	100,000	EUR	5.0000		4/30/2020	110,896

ENGINEERING & CONSTRUCTION - 1.4%
ABB Finance BV	350,000	EUR	2.6250		3/26/2019	400,548

ENTERTAINMENT - 0.5%
CPUK Finance Ltd.	100,000	GBP	7.0000		8/28/2020	136,288

FOOD - 0.7%
Danone SA	200,000	EUR	0.7090		11/3/2024	216,020

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2017

			Interest
Security	Principal Amount		Rate%		Maturity Date	Value
INSURANCE - 2.1%
Aviva PLC	100,000	EUR	3.3750	+	12/4/2045	$111,712
Great-West Lifeco, Inc.	200,000	EUR	2.5000		4/18/2023	239,169
Willow No 2 Ireland PLC for Zurich Insurance Co. Ltd.	200,000	EUR	3.3750		6/27/2022	250,534
						601,415
IRON / STEEL - 0.2%
BlueScope Steel Finance Ltd. / BlueScope Steel Finance USA LLC - 144A	50,000	USD	6.5000		5/15/2021	53,125

MEDIA - 0.8%
Altice Financing SA	100,000	EUR	6.5000		1/15/2022	114,884
SFR Group SA - 144A	100,000	EUR	5.3750		5/15/2022	113,588
						228,472
MINING - 0.8%
Anglo American Capital PLC	100,000	EUR	3.2500		4/3/2023	118,441
Glencore Finance Europe SA	100,000	EUR	1.6250		1/18/2022	111,771
						230,212
OIL & GAS - 2.4%
BG Energy Capital PLC	250,000	EUR	1.2500		11/21/2022	284,584
BP Capital Markets PLC	250,000	EUR	0.8300		9/19/2024	270,815
Petrobras Global Finance BV	100,000	EUR	5.8750		3/7/2022	122,272
						677,671
PACKAGING & CONTAINERS - 0.4%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc - 144A	100,000	EUR	4.1250		5/15/2023	115,609

PHARMACEUTICALS - 0.4%
Grifols SA - 144A	100,000	EUR	3.2000		5/1/2025	108,408

SAVINGS & LOANS - 1.5%
Nationwide Building Society	250,000	EUR	1.6250		4/3/2019	280,745
Nationwide Building Society	100,000	GBP	5.6250		9/9/2019	143,859
						424,604
TELECOMMUNICATIONS - 1.4%
Deutsche Telekom International Finance BV	200,000	EUR	0.6250		4/3/2023	218,081
Inmarsat Finance PLC	100,000	USD	4.8750		5/15/2022	101,500
Telecom Italia SpA/Milano	50,000	GBP	6.3750		6/24/2019	70,737
						390,318

TOTAL CORPORATE BONDS & NOTES (Cost - $11,771,015)						11,353,083

FOREIGN GOVERNMENT BONDS - 57.4%
Bundesrepublik Deutschland	270,000	EUR	2.5000		7/4/2044	393,397
Canadian Government Bond	175,000	CAD	4.0000		6/1/2041	171,692
Denmark Government Bond	2,000,000	DKK	3.0000		11/15/2021	336,796
French Republic Government Bond OAT	320,000	EUR	0.5000		5/25/2026	342,910
French Republic Government Bond OAT	250,000	EUR	0.2500		11/25/2026	259,242
French Republic Government Bond OAT	130,000	EUR	4.7500		4/25/2035	217,871
French Republic Government Bond OAT	160,000	EUR	4.5000		4/25/2041	273,266
Hungary Government International Bond	100,000	USD	5.3750		3/25/2024	112,337
Indonesia Government International Bond	100,000	EUR	2.8750		7/8/2021	116,387
Indonesia Government International Bond - 144A	150,000	EUR	2.8750		7/8/2021	174,581
Ireland Government Bond	110,000	EUR	5.4000		3/13/2025	163,538
Italy Buoni Poliennali Del Tesoro	200,000	EUR	4.2500		9/1/2019	238,245
Italy Buoni Poliennali Del Tesoro	100,000	EUR	5.5000		11/1/2022	133,795
Italy Buoni Poliennali Del Tesoro	340,000	EUR	4.5000		3/1/2024	438,872
Italy Buoni Poliennali Del Tesoro	300,000	EUR	3.7500		9/1/2024	371,066
Italy Buoni Poliennali Del Tesoro	220,000	EUR	5.0000		9/1/2040	307,906
Japan Government Ten Year Bond	133,850,000	JPY	0.8000		9/20/2022	1,262,153
Japan Government Thirty Year Bond	122,600,000	JPY	2.5000		6/20/2036	1,494,199
Japan Government Twenty Year Bond	185,250,000	JPY	1.9000		9/20/2023	1,877,815
Japan Government Twenty Year Bond	101,500,000	JPY	2.1000		12/20/2027	1,109,207
Japan Government Twenty Year Bond	85,000,000	JPY	1.7000		9/20/2033	924,121

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2017

			Interest
Security	Principal Amount		Rate%		Maturity Date	Value
FOREIGN GOVERNMENT BONDS - 57.4% (Continued)
Kingdom of Belgium Government	110,000	EUR	4.2500		9/28/2022	$148,604
Kingdom of Belgium Government - 144A	110,000	EUR	5.0000		3/28/2035	192,830
Korea Treasury Bond	728,590,000	KRW	3.0000		9/10/2024	679,120
Malaysia Government Bond	400,000	MYR	3.9000		11/30/2026	91,018
Mexican Bonos	11,050,000	MXN	5.7500		3/5/2026	529,479
Province of British Columbia Canada	100,000	CAD	4.7000		6/18/2037	92,917
Province of British Columbia Canada	100,000	CAD	4.9500		6/18/2040	97,299
Province of Ontario Canada	550,000	CAD	2.4000		6/2/2026	409,682
Republic of Austria Government Bond - 144A	220,000	EUR	1.2000		10/20/2025	257,041
Republic of Poland Government Bond	300,000	PLN	5.7500		9/23/2022	88,163
Romanian Government International Bond	100,000	EUR	2.8750		10/28/2024	117,402
Russian Foreign Bond - Eurobond	300,000	EUR	3.6250		9/16/2020	361,876
Spain Government Bond - 144A	80,000	EUR	5.4000		1/31/2023	110,593
Spain Government Bond - 144A	250,000	EUR	4.4000		10/31/2023	333,484
Spain Government Bond - 144A	250,000	EUR	3.8000		4/30/2024	323,567
Spain Government Bond - 144A	50,000	EUR	1.9500		4/30/2026	56,634
Spain Government Bond - 144A	130,000	EUR	4.2000		1/31/2037	178,003
Sweden Government Bond	3,890,000	SEK	4.2500		3/12/2019	479,810
Swiss Confederation Government Bond	400,000	CHF	4.0000		2/11/2023	508,333
United Kingdom Gilt	110,000	GBP	4.2500		6/7/2032	195,927
United Kingdom Gilt	155,000	GBP	4.5000		12/7/2042	314,972
United Kingdom Gilt	60,000	GBP	4.2500		12/7/2055	136,834
United Kingdom Gilt	20,000	GBP	4.0000		1/22/2060	45,438
TOTAL FOREIGN GOVERNMENT BONDS (Cost - $16,844,695)						16,468,422

MORTGAGE BACKED SECURITIES - 0.3%
Sunrise Srl 2015-3 A1 (Cost - $82,658)	73,922	EUR	0.5270	+	5/27/2035	80,873

WHOLE LOAN COLLATERAL - 0.8%
Bankinter 10 FTA	112,546	EUR	2.7300	+	6/21/2043	121,094
Fondo de Titulizacion de Activos Santander Hipotecario 2	51,387	EUR	4.2500	+	1/18/2049	55,023
Silverstone Master Issuer PLC - 144A	40,001	GBP	0.7053	+	1/21/2070	51,864
TOTAL WHOLE LOAN COLLATERAL (Cost - $234,595)						227,981

	Shares
SHORT-TERM INVESTMENTS - 0.5%
MONEY MARKET FUND - 0.5%
Fidelity Institutional Money Market
Funds - Government Portfolio (Cost - $154,609)	154,609		0.3740	+		154,609

TOTAL INVESTMENTS - 98.6% (Cost - $29,087,572) (a)						$28,284,968
OTHER ASSETS LESS LIABILITIES - 1.4%						396,863
NET ASSETS - 100.0%						$28,681,831

CAD - Canadian Dollar	EUR - Euro	KRW - South Korean Won	PLN - Polish Zloty

CHF - Swiss Franc	GBP - United Kingdom Pound	MXN - Mexican Peso	SEK - Swedish Krona

DKK - Danish Krone	JPY - Japanese Yen	MYR - Malaysian Ringgit	USD - US Dollar

+	Variable rate security. Interest rate is as of April 30, 2017.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $2,017,463 or 7.0% of net assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2017

		Unrealized
		Appreciation
Futures Contracts	Contracts	(Depreciation)
FUTURES CONTRACTS PURCHASED *
AUST 10Y BOND Future maturing June, 2017
(Underlying Face Amount at Value $485,053)	5	$15,101
Canadian 10Y Bond Future maturing June, 2017
(Underlying Face Amount at Value $102,070)	1	2,451
EURO BUXL 30Y BND Future maturing June, 2017
(Underlying Face Amount at Value $184,207)	1	(1,261)
EURO-SCHATZ Future maturing June, 2017
(Underlying Face Amount at Value $1,222,238)	10	(1,705)
Long Gilt Future maturing June, 2017
(Underlying Face Amount at Value $995,696)	6	16,892
NET UNREALIZED GAIN FROM FUTURES CONTRACTS PURCHASED		31,478

FUTURES CONTRACTS SOLD *
EURO-BOBL Future maturing June, 2017
(Underlying Face Amount at Value $1,435,890)	(10)	4,713
EURO-BOND Future maturing June, 2017
(Underlying Face Amount at Value $1,937,874)	(11)	(7,486)
NET UNREALIZED LOSS FROM FUTURES CONTRACTS SOLD		(2,773)

NET UNREALIZED GAIN FROM FUTURES CONTRACTS		$28,705

*	Face amounts are the underlying reference notional amounts to stock exchange indices and bonds upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments. Instrument is non-income producing.

Portfolio Composition ** - (Unaudited)
Japan	23.6%	Canada	3.6%
Britain	13.1%	Sweden	3.2%
France	10.4%	Belgium	3.0%
Spain	7.4%	Switzerland	2.6%
Netherlands	7.0%	Other Countries	19.4%
Italy	6.7%	Total	100.00%

**	Based on total value of investments as of April 30, 2017.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund
Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

The first half of the fiscal year was characterized by rising optimism that the US growth rate could accelerate due to potential tax reform that could lower corporate rates from the newly elected administration. The optimism was reflected in strong stock market returns through the six-month period ended April 30, 2017. U.S. large cap stocks, as measured by the Russell 1000 Index, rose 13.4 percent during the six-month, period while U.S. small cap stocks, as measured by the Russell 2000 Index, gained 18.3 percent. Less than one-third of the convertible securities in the Bank of America/Merrill Lynch All Convertibles All Qualities Index are issued by large capitalization companies. Therefore, the majority are more closely related to the movements in small capitalization and mid capitalization stocks. During the six-month period, convertible securities increased 10.5 percent. Most convertible securities are considered to be “equity-sensitive,” meaning significant amounts of a convertible security’s price movements are related to the movements of the underlying common stock rather than the bond itself. However, the bond component may still play a meaningful role in the pricing of the convertible security. Bonds in general, as measured by the Barclays Aggregate Bond Index, lost 0.7 percent during the last six-month period.

The Sub-Adviser continues to focus on identifying credit improvement opportunities in small and mid capitalization companies, and non-investment grade securities. The Sub-Adviser looks to maximize return through both the value of the fixed income features and price changes in the underlying common stock. This is in contrast to convertible securities that trade predominantly on either the underlying stock movements or on the underlying bond characteristics. The Sub-Adviser believes that by focusing on this area of the convertible securities spectrum, it may reduce the volatility experienced from the common stocks while benefitting from the support offered by the bond features.

During the six-month period, the best performing sectors for the fund were technology and telecommunications. However, these within these sectors, there was both winners and losers. For the downside, lower oil prices weighed on the energy sector over the past six months ended April 30, 2017. The Fund also underperformed in the healthcare sector due to company specific events.

Within the technology sector, Teradyne, Inc. (880770AF9) (holding percentage*: 3.43 percent), a leading supplier of automation equipment for test and industrial applications, gained 43.1 percent for the six-month period ended April 30, 2017. The company saw strong bookings in their core semiconductor test market while seeing very strong growth in their Universal Robotics division that aids in manufacturing and warehouse automation. Also, within the same sector, Micron Technology Inc. (595112AY9) (holding percentage*: 2.81 percent), a world leader in memory and semiconductor technology, rose 26.9 percent during the six-month period. The company saw solid price increases in DRAM pricing. In the telecommunications sector, Gogo Inc. (38046CAB5) (holding percentage*: 4.13 percent), a provider of in-flight broadband Internet service and other connectivity services for commercial and business aircraft, increased 16.2 percent during the six-month period ended April 30, 2017.

Within the healthcare sector, Depomed Inc. (249908AA2) (holding percentage*: 2.19 percent), a specialty pharmaceutical company focused on products to treat pain and other central nervous system conditions., was one of the weakest performers in the Fund during the six-month period falling 30.5 percent. The company ended their strategic review without selling the company. The situation was made more complicated when an activist fund invested in the company and replaced management. The Fund sold the position due to these events. Another healthcare holding that detracted from absolute performance was Impax Laboratories, Inc. (45256BAE1) (holding percentage*: 3.43 percent), a technology-based specialty pharmaceutical company utilizing a core competency in drug delivery and formulation expertise, lost 29.6 percent for the six-month period ended April 30, 2017. The company struggled due to a weak generic drug pricing environment and a poorly timed acquisition. The weak spot, in an otherwise positive telecom sector, was Frontier Communications Corp. (35906A207) (holding percentage*: 2.13 percent), a leading provider of data, video and voice services to commercial and consumer customers in 29 states, declined 29.0 percent during the six-month period. The company struggled to integrate the Verizon wireline acquisition during the period and the position was sold by the fund during the six-month period ended April 30, 2017.

The Sub-Adviser expects improving growth in the US market with moderately rising interest rates. The Sub-Adviser feels this should provide a favorable background for convertible securities and convertible issuance. The Sub-Adviser continues to focus on being overweight cyclical areas over defensive sectors of the market in the current environment and avoid rate-sensitive areas like utilities and REITs.

*	Holdings percentage(s) as of 4/30/2017.

Growth of $100,000 Investment

Total Returns as of April 30, 2017

	Six		Annualized	Annualized	Annualized	Annualized Since
	Months	One Year	Three Years	Five Years	Ten Years	Inception (12/10/04)
Class N	4.42%	9.45%	1.34%	4.80%	4.32%	5.05%
Class C	3.84%	8.39%	0.30%	3.73%	3.28%	4.01%
Class A with load of 5.75%	(1.74)%	2.98%	(0.91)%	3.29%	3.44%	3.77%*
Class A without load	4.26%	9.29%	1.08%	4.53%	4.06%	4.37%*
BofA Merrill Lynch All Convertibles All Qualities Index	10.52%	17.70%	6.19%	10.48%	6.60%	6.98%
Morningstar Convertibles Category	8.61%	14.42%	1.34%	1.53%	0.53%	6.28%

*	Class A commenced operations on January 3, 2007.

The BofA Merrill Lynch All Convertibles All Qualities Index is a widely used index that measures convertible securities’ performance. It measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

The Morningstar Convertibles Category is generally representative of convertible bond portfolios that are designed to offer some of the capital-appreciation of stock portfolios, while also supplying some of the safety and yield of bond portfolios.

As disclosed in the Trust’s latest registration statement as supplemented,, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.38% for Class N, 2.38% for Class C and 1.63% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CONVERTIBLE BONDS - 75.5%
BUILDING MATERIALS - 2.7%
Cemex SAB de CV	$420,000	3.7500%	3/15/2018	$492,188

COMMERCIAL SERVICES - 5.6%
Live Nation Entertainment, Inc.	680,000	2.5000	5/15/2019	760,750
Square, Inc. - 144A	250,000	0.3750	3/1/2022	265,625
				1,026,375
DIVERSIFIED FINANCIAL SERVICES - 2.5%
Blackhawk Network Holdings, Inc. - 144A	425,000	1.5000	1/15/2022	462,719

ELECTRONICS - 2.3%
OSI Systems, Inc. - 144A	425,000	1.2500	9/1/2022	423,141

HEALTHCARE-PRODUCTS - 8.6%
Hologic, Inc.	357,000	2.0000	3/1/2042	521,889
NuVasive, Inc.	385,000	2.2500	3/15/2021	514,215
Wright Medical Group, Inc.	462,000	2.0000	2/15/2020	543,427
				1,579,531
HOME BUILDERS - 2.4%
CalAtlantic Group, Inc.	368,000	1.6250	5/15/2018	450,110

INSURANCE - 3.4%
AmTrust Financial Services, Inc.	480,000	2.7500	12/15/2044	345,900
Fidelity National Financial, Inc.	120,000	4.2500	8/15/2018	275,025
				620,925
INTERNET - 8.9%
FireEye, Inc.	368,000	1.6250	6/1/2035	332,580
Pandora Media, Inc.	435,000	1.7500	12/1/2020	426,572
Priceline Group, Inc.	320,000	0.3500	6/15/2020	468,200
VeriSign, Inc.	157,000	4.4520	8/15/2037	409,770
				1,637,122
MEDIA - 4.4%
World Wrestling Entertainment, Inc. - 144A	750,000	3.3750	12/15/2023	816,094

OIL & GAS - 8.5%
Ensco Jersey Finance Ltd - 144A	460,000	3.0000	1/31/2024	426,938
Oasis Petroleum, Inc. ^	465,000	2.6250	9/15/2023	566,719
PDC Energy, Inc.	590,000	1.1250	9/15/2021	572,669
				1,566,326
PHARMACEUTICALS - 1.8%
Herbalife Ltd.	330,000	2.0000	8/15/2019	327,113

SEMICONDUCTORS - 17.5%
Micron Technology, Inc.	475,000	3.0000	11/15/2043	515,375
NVIDIA Corp.	81,000	1.0000	12/1/2018	419,378
ON Semiconductor Corp.	385	1.0000	12/1/2020	407,859
Rambus, Inc.	324,000	1.1250	8/15/2018	373,207
Silicon Laboratories, Inc. - 144A	405,000	1.3750	3/1/2022	427,022
Teradyne, Inc. - 144A ^	500,000	1.2500	12/15/2023	628,125
Veeco Instruments, Inc.	415,000	2.7000	1/15/2023	458,056
				3,229,022
SOFTWARE - 2.8%
Nice Systems, Inc. - 144A	500,000	1.2500	1/15/2024	519,375

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund (Continued)
April 30, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
TELECOMMUNICATIONS - 4.1%
Gogo, Inc.	$850,000	3.7500%	3/1/2020	$757,562

TOTAL CONVERTIBLE BONDS (Cost - $13,363,044)				13,907,603

			Dividend
		Shares	Rate
PREFERRED STOCK - 21.3%
DIVERSIFIED FINANCIAL SERVICES - 2.8%
AMG Capital Trust II		8,900	5.1500%	509,525

HEALTCARE SERVICES - 3.1%
Anthem, Inc.		11,200	5.2500%	575,456

METAL FABRICATION/HARDWARE - 2.8%
Rexnord, Corp.		9,200	5.7500%	518,420

OIL & GAS - 6.0%
Resolute Energy Corp. - 144A		385	8.1250%	552,475
WPX Energy, Inc.		10,175	6.2500%	557,488
				1,109,963
PHARMACEUTICALS - 3.5%
Allergan PLC		735	5.5000%	636,348

TELECOMUNICATIONS - 3.1%
T-Mobile US, Inc.		5,150	5.5000%	565,058

TOTAL PREFERRED STOCK (Cost - $3,855,918)				3,914,770

			Interest
			Rate
SHORT-TERM INVESTMENT - 2.8%
MONEY MARKET FUND - 2.8%
First American Government Obligations Fund		508,870	0.63%+	508,870
TOTAL SHORT-TERM INVESTMENT (Cost - $508,870)

COLLATERAL FOR SECURITIES LOANED - 6.7%
Mount Vernon Prime Portfolio (Cost - $1,224,363)		1,224,363	1.12%+	1,224,363

TOTAL INVESTMENTS - 106.3% (Cost - $18,952,195)				$19,555,606
LIABILITIES LESS OTHER ASSETS - (6.3)%				(1,145,034)
TOTAL NET ASSETS - 100.0%				$18,410,572

^	All or a portion of these securities are on loan. Total loaned securities had a value of $1,193,992 at April 30, 2017.

*	Non-income producing security.

+	Variable rate security. Interest rate is as of April 30, 2017.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - (Unaudited)
Convertible Bonds	71.1%
Preferred Stock	20.0%
Collateral For Securities Loaned	6.3%
Short-Term Investment	2.6%
Total	100.0%

*	Based on total value of investments as of April 30, 2017.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund
Message from the Sub-Adviser (Rothschild Asset Management, Inc.)

U.S. equity markets had strong performances during the six-month period ended April 30, 2017. Although there was some divergence in the amount of returns, all underlying sectors had positive performance. Large cap value stocks, as measured by the Russell 1000 Value Index, increased 11.7 percent over the last six months. However, the gap between the best performing large cap value sector (financials) and the worst performing sector (energy) was more than 20 percent. The primary macro-oriented themes that influenced this polarized performance were that energy prices fell and financials were boosted by a combination of a Fed Fund Rate increase and the belief that the Trump administration would eliminate stricter regulations while creating pro-growth policies. The stock markets have slowed down a little since the initial push of the “Trump Rally” had major indices hitting all-time highs as concerns over the ability of the administration to get the pro-business agenda approved in congress have slowed down the market optimism.

Even though the Fund was slightly underweight financials during the six-month period ended April 30, 2017, it still outperformed the benchmark in the sector. Financials received a nice bump during the period from a couple of factors. With the election of Donald Trump as President, the market viewed business-friendly tax reform and lighter regulations as a much higher possibility. The markets viewed a business man in office as leaning towards a pro-growth environment. The second factor as that the Department of Labor Fiduciary Rule was no longer a certainty and the market seemed to feel that the burdensome regulation for the financial sector would not be implemented or a watered-down version would emerge. The final tailwind for financials was that the Federal Reserve appears to be continuing with slowly raising the Fed Funds Rate. Higher interest rates in general should increase profit margins for banks.

Within the financials sector the top positive holding was Bank of America Corp. (BAC) (holding percentage*: 3.56 percent), a multinational corporation that provides banking and financial products and services for individual consumers, small and middle-market businesses, institutional investors, large corporations, and governments. During the six-month period, BAC increased a strong 42.4 percent. The stock performed well based upon the factors mentioned above with regards to rising interest rates and a business-friendly administration. Another top performer in the financial sector was Ameriprise Financial, Inc. (AMP) (holding percentage*: 1.23 percent), a diversified financial services company that engages in business through its subsidiaries, providing financial planning, products and services, including wealth management, asset management, insurance, annuities and estate planning. The stock gained 46.8 percent during the six-month period ended April 30, 2017. Ameriprise Financial, which has around two-thirds of its business in asset management, may have seen most of its price increase as a direct result of the DOL Fiduciary Rule possibly weakening or going away.

The last of the top three contributing names for the period was VCA Inc. (WOOF) (holding percentage**: 0.49 percent), an animal healthcare company in the United States and Canada that operates in two segments: animal hospital and laboratory. Due to an announcement that VCA Inc. would be acquired, the stock price increased and the Fund sold the position for a gain. The stock returned 48.0 percent for the six-month period ended April 30, 2017.

The drag on the Fund returns came from a mix of sectors. The information technology sector was the biggest laggard for the Fund. Within the sector, QUALCOMM Inc. (QCOM) (holding percentage*: 1.24 percent), a global corporation that develops, designs, manufactures, and markets digital communications products and services, fell 20.4 percent during the six-month period ended April 30, 2017. Another detractor was Antero Resources Corp. (AR) (holding percentage*: 0.59 percent), an independent oil and natural gas company, acquires, explores, produces, and develops natural gas, natural gas liquids, and oil properties in the United States. The stock dropped 20.0 percent during the six-month period ended April 30, 2017. The third worst performer was from the real estate sector. Kimco Realty Corp (KIM) (holding percentage*: 0.71 percent) is an independent real estate investment trust that is primarily engaged in acquisitions, development, and management of neighborhood and community shopping centers. The firm also provides property management services relating to the management, leasing, operation, and maintenance of real estate properties. The stock lost 17.7 percent during the six-month period ended April 30, 2017.

The Sub-Adviser believes that the new administration’s initiatives, when and if formulated and implemented, might offer further headroom. The Sub-Adviser sees tax reform, financial reform, and infrastructure spending as key drivers for the future. Changes in any or all of these areas could improve corporate earnings which can be a driver of stock price. The Sub-Adviser has seen evidence of stronger earnings growth over the last six months after two to three years of flat earnings. For the most part, this growth has been across all sectors. However, much of the revenue growth and margin expansion has been dominated by information technology, financials, and energy. These three sectors are several of the largest weighted sectors for the benchmark index and therefore explain the solid returns for the space over the last six months. The Sub-Adviser sees an improving global economy and pro-growth policies in the U.S. as possible tailwinds for the large cap value space.

*	Holdings percentage(s) as of 4/30/2017.

Growth of $100,000 Investment

Total Returns as of April 30, 2017

			Annualized
	Six	One	Three	Annualized	Annualized	Annualized Since Inception
	Months	Year	Years	Five Years	Ten Years	(12/10/04)
Class N	10.60%	13.57%	5.91%	10.61%	4.60%	6.16%
Class C	10.13%	12.45%	4.87%	9.50%	3.56%	5.12%
Class A with load of 5.75%	4.23%	6.88%	3.59%	9.02%	3.73%	4.11%*
Class A without load	10.57%	13.37%	5.66%	10.32%	4.34%	4.71%*
Russell 1000 Value Index	11.69%	16.55%	8.26%	13.32%	5.53%	7.37%
Morningstar Large Cap Value Category	12.06%	15.77%	6.92%	11.42%	4.77%	6.38%

*	Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 0.93% for Class N, 1.93% for Class C and 1.18% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Value Fund
April 30, 2017

Security	Shares	Value
COMMON STOCK - 97.3%
AEROSPACE/DEFENSE - 2.3%
Northrop Grumman Corp. ^	3,866	$950,881
Raytheon Co.	3,116	483,634
		1,434,515
AIRLINES - 1.2%
Delta Air Lines, Inc. ^	16,351	742,989

BANKS - 14.9%
Bank of America Corp.	92,894	2,168,146
Huntington Bancshares, Inc.	65,036	836,363
JPMorgan Chase & Co.	27,043	2,352,741
Morgan Stanley	13,841	600,284
State Street Corp.	12,305	1,032,391
SunTrust Banks, Inc.	20,590	1,169,718
Wells Fargo & Co.	17,549	944,838
		9,104,481
BEVERAGES - 1.6%
PepsiCo, Inc.	8,539	967,298

BIOTECHNOLOGY - 2.1%
Amgen, Inc.	3,122	509,885
Celgene Corp. *	6,203	769,482
		1,279,367
CHEMICALS - 3.1%
Dow Chemical Co.	21,120	1,326,336
LyondellBasell Industries NV - Class A	6,543	554,585
		1,880,921
COMMERCIAL SERVICES - 1.9%
Booz Allen Hamilton Holding Corp.	13,596	488,504
Quanta Services, Inc. *	18,550	657,412
		1,145,916
COMPUTERS - 1.7%
Apple, Inc.	3,621	520,157
Hewlett Packard Enterprise Co.	29,535	550,237
		1,070,394
COSMETICS / PERSONAL CARE - 1.3%
Procter & Gamble Co. ^	9,505	830,072

DIVERSIFIED FINANCIAL SERVICES - 3.7%
American Express Co. ^	8,455	670,059
Ameriprise Financial, Inc.	5,837	746,260
Discover Financial Services	13,264	830,194
		2,246,513
ELECTRIC - 6.5%
American Electric Power Co., Inc.	10,847	735,752
DTE Energy Co.	7,685	803,774
Edison International	12,000	959,640
Public Service Enterprise Group, Inc.	16,087	708,632
Xcel Energy, Inc.	17,954	808,828
		4,016,626
ENGINEERING & CONSTRUCTION - 0.8%
Fluor Corp.	9,083	466,141

ENVIRONMENTAL CONTROL - 1.5%
Waste Management, Inc.	13,008	946,722

FOOD - 3.2%
Hershey Co.	7,006	758,049
Kroger Co.	16,421	486,883
Tyson Foods, Inc. ^	11,064	710,973
		1,955,905
HAND / MACHINE TOOLS - 1.4%
Stanley Black & Decker, Inc.	6,323	860,876

Security	Shares	Value
HEALTHCARE-PRODUCTS - 2.9%
Danaher Corp. ^	6,836	$569,644
Hill-Rom Holdings, Inc.	4,771	360,878
Medtronic PLC	10,292	855,162
		1,785,684
HEALTHCARE-SERVICES - 1.7%
UnitedHealth Group, Inc.	5,800	1,014,304

HOME BUILDERS - 1.1%
PulteGroup, Inc. ^	29,011	657,679

INSURANCE - 4.8%
Allstate Corp.	10,939	889,231
Berkshire Hathaway, Inc. *	2,343	387,087
Chubb Ltd.	9,312	1,278,072
MetLife, Inc.	8,122	420,801
		2,975,191
IRON / STEEL - 1.2%
Nucor Corp.	12,117	743,136

MEDIA - 3.6%
CBS Corp.	11,124	740,413
Comcast Corp. - Class A	23,202	909,286
Time Warner, Inc.	5,527	548,665
		2,198,364
MISCELLANEOUS MANUFACTURING - 3.0%
General Electric Co.	26,004	753,856
Parker-Hannifin Corp.	6,822	1,096,978
		1,850,834
OIL & GAS - 9.4%
Antero Resources Corp. *	17,044	361,162
Chevron Corp. ^	13,090	1,396,703
ConocoPhillips ^	15,973	765,266
Energen Corp. *	9,772	508,046
EOG Resources, Inc.	10,918	1,009,915
Exxon Mobil Corp. ^	13,884	1,133,629
Valero Energy Corp. ^	9,102	588,080
		5,762,801
OIL & GAS SERVICES - 0.9%
Halliburton Co. ^	12,001	550,606

PACKAGING & CONTAINERS - 0.8%
WestRock Co.	8,932	478,398

PHARMACEUTICALS - 4.9%
Eli Lilly & Co.	11,549	947,711
Johnson & Johnson	7,046	869,970
Pfizer, Inc.	34,781	1,179,773
		2,997,454
REITS - 2.9%
Equity LifeStyle Properties, Inc. ^	7,462	603,750
Kimco Realty Corp. ^	21,232	430,797
Prologis, Inc.	13,660	743,241
		1,777,788
RETAIL - 3.0%
Foot Locker, Inc.	9,702	750,353
Home Depot, Inc. ^	2,972	463,929
PVH Corp.	6,068	613,050
		1,827,332
SEMICONDUCTORS - 2.3%
Intel Corp. ^	17,542	634,143
Qualcomm, Inc.	14,074	756,337
		1,390,480

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
Dunham Large Cap Value Fund
April 30, 2017

Security	Shares	Value
SOFTWARE - 2.9%
Microsoft Corp.	14,757	$1,010,264
Oracle Corp.	17,390	781,854
		1,792,118
TELECOMMUNICATIONS - 4.7%
AT&T, Inc. ^	46,853	1,856,784
Cisco Systems, Inc.	30,746	1,047,516
		2,904,300

TOTAL COMMON STOCK (Cost - $48,958,242)		59,655,205

SHORT - TERM INVESTMENT - 2.0%
MONEY MARKET FUND - 2.0%
STIT-STIC Prime Portfolio - 0.52% +	1,247,333	1,247,333
(Cost - $1,247,333)

COLLATERAL FOR SECURITIES LOANED - 20.6%
Mount Vernon Prime Portfolio 1.12% +	12,593,374	12,593,374
(Cost - $12,593,374)

Value
TOTAL INVESTMENTS - 119.9% (Cost - $62,798,949) (a)	$73,495,912
LIABILITIES IN EXCESS OF OTHER ASSETS - (19.9)%	(12,211,601)
NET ASSETS - 100.0%	$61,284,311

REIT - Real Estate Investment Trust

*	Non-income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $12,210,667 at April 30, 2017.

+	Variable rate security. Interest rate is as of April 30, 2017.

Portfolio Composition * - (Unaudited)
Financial	21.9%	Technology	5.8%
Collateral for Securities Loaned	17.1%	Utilities	5.5%
Consumer, Non-Cyclical	16.3%	Consumer, Cyclical	4.4%
Energy	8.6%	Basic Materials	3.6%
Industrial	8.2%	Funds	1.7%
Communications	6.9%	Total	100.0%

*	Based on total value of investments as of April 30, 2017.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Focused Large Cap Growth Fund
Message from the Sub-Adviser (The Ithaka Group, LLC)

Campaign promises surrounding the new U.S. president occupied investors’ focus in U.S. markets, as they attempted to understand the different implications of President Trump’s policies on the country’s industries. The Sub-Adviser believes growth-style companies moved into favor during the first half of the fiscal year, while large companies in the U.S. also benefitted from talks of a potential tax repatriation. Investors flocked to sectors that were perceived as benefiting under a Trump presidency, such as financials and industrials. The Sub-Adviser believes earnings releases from U.S. companies during the first half of the fiscal year have added strength to the market. Large cap growth stocks, as measured by the Russell 1000 Growth Index, had a strong six-month period with an advance of 15.2 percent for the fiscal period that ended April 30, 2017. The most recent performance outpaced other broad equity indexes, such as the S&P 500 Index, which increased 13.3 percent.

The consumer discretionary sector contained strong holdings over the fiscal six-month period. A strong performer in the consumer discretionary sector was Amazon.com, Inc. (AMZN) (holding percentage*: 5.92 percent), an online retailer that offers a wide range of products, personalized shopping services, Web-based credit card payments and direct shipping to customers. The Sub-Adviser sees the company’s dedication to investments in the business during the period as evidence of potential long-term growth. The Sub-Adviser also believes in continued growth for the company because of the leadership and the overall business plan they have established. The company experienced an increase of 17.1 percent over the fiscal period. A negative performer from the consumer discretionary sector was Under Armour (UA) (holding percentage*: 0.76 percent), which develops, markets, and distributes branded performance products. The company designs and sells a broad offering of apparel and accessories made of synthetic microfibers. The Sub-Adviser believes recent poor performance has stemmed from a slightly tarnished image in a highly concentrated industry. With such high competition, even a small misstep can cause a company to temporarily fall out of favor. The holding saw a drop of 29.9 percent during the fiscal period, before it was fully exited near the end of April.

Another strong sector for the Fund during the fiscal six-month period was the technology sector. A contribution from the technology sector came from Facebook, Inc. (FB) (holding percentage*: 7.20 percent), with a 14.7 percent gain during the fiscal period ending April 30, 2017. The company operates a social networking website and develops technologies that facilitate the sharing of information, photographs, website links, and videos. The Sub-Adviser attributes the fiscal period’s gains to an increase in advertisement sales and the development of augmented reality technology. Another positive performer from the technology sector was Adobe Systems Incorporated (ADBE) (holding percentage*: 4.39 percent), which develops, markets, and supports computer software products and technologies. The company’s products allow users to express and use information across all print and electronic media. The Sub-Adviser believes that the company’s large market share control allows it to continue to outperform as they also explore new business opportunities. ADBE’s recent switch from licensing agreements to subscription payments has also prompted a jump in the company’s revenues. The holding gained 24.4 percent during the six-month period ended April 30, 2017. A detractor from the technology sector came from Palo Alto Networks, Inc. (PANW) (holding percentage*: 1.89 percent), which provides network security solutions. The company focuses on firewalls that identify and control applications, scan content to stop threats, and prevent data leakage. PANW lost 29.5 percent during the fiscal six-month period. The Sub-Adviser attributes poor performance during the fiscal period to the company’s sales numbers not matching expected stock valuations by the market. The Sub-Adviser connects the over-valuation to an increase in security breaches in the last year. Some investors may have expected the breaches would lead to higher sales for security-related companies.

The Sub-Adviser claims no expertise in economic or market predictions, and top-down analysis plays no part in their approach to investing. The Sub-Adviser does not try to “guess” where the market is heading in the next fiscal quarter or fiscal year and therefore chooses to stay fully invested at all times in what it believes are high-quality growth companies. The Sub-Adviser strives to own companies with robust business models and balance sheets that it believes are built to withstand difficult economic environments. With few exceptions, each of the companies in the current portfolio historically exhibited strong fundamentals during the 2008/2009 downturn. Those few that did not have since then significantly strengthened their balance sheets. The Sub-Adviser uses a fundamentals-driven, bottom–up process to identify and own companies that may outperform over the long-term. The Sub-Adviser continues to believe that many of the stocks in the Fund are well-positioned to outperform over the economic cycle due to the strength of the long-term secular trends underpinning them, coupled with the Sub-Adviser’s unique abilities to take advantage of these trends.

*	Holdings percentage(s) as of 4/30/2017.

Growth of $100,000 Investment

Total Returns as of April 30, 2017

			Annualized	Annualized	Annualized
	Six	One	Three	Five	Since Inception
	Months	Year	Years	Years	(12/8/11)
Class N	10.68%	14.71%	9.70%	9.68%	11.46%
Class C	10.15%	13.67%	8.63%	8.61%	10.38%
Class A with load of 5.75%	4.13%	7.82%	7.30%	8.13%	9.97%
Class A without load	10.49%	14.42%	9.42%	9.42%	11.18%
Russell 1000 Growth Index	15.23%	19.50%	12.11%	13.87%	15.88%
Morningstar Large Cap Growth Category	13.60%	17.87%	9.66%	11.90%	13.93%

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category Index is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.20% for Class N, 2.20% for Class C and 1.45% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Focused Large Cap Growth Fund
April 30, 2017

Security	Shares	Value
COMMON STOCK - 99.7%
AEROSPACE/DEFENSE - 1.4%
TransDigm Group, Inc. ^	3,941	$972,363

APPAREL - 1.2%
NIKE, Inc. ^	15,482	857,858

BIOTECHNOLOGY - 14.9%
Alexion Pharmaceuticals, Inc. *	12,054	1,540,260
BioMarin Pharmaceutical, Inc. *	8,914	854,318
Celgene Corp. *	22,496	2,790,629
Illumina, Inc. ^ *	10,326	1,908,864
Incyte Corp. *	11,256	1,398,896
Regeneron Pharmaceuticals, Inc. *	5,742	2,230,710
		10,723,677
COMMERCIAL SERVICES - 2.3%
PayPal Holdings, Inc. *	35,191	1,679,314

DIVERSIFIED FINANCIAL SERVICES - 12.3%
Charles Schwab Corp.	35,729	1,388,072
MasterCard, Inc.	28,230	3,283,714
Visa, Inc. - Class A ^	45,712	4,169,849
		8,841,635
HEALTHCARE PRODUCTS - 4.1%
Align Technology, Inc. ^ *	7,077	952,706
Edwards Lifesciences Corp. *	18,215	1,997,639
		2,950,345
INTERNET - 25.1%
Alphabet, Inc. *	4,139	3,749,768
Amazon.com, Inc. *	4,597	4,252,179
Facebook, Inc. - Class A *	34,409	5,169,952
Priceline Group, Inc. *	1,943	3,588,371
Splunk, Inc. ^ *	20,462	1,315,911
		18,076,181
MACHINERY-DIVERSIFIED - 2.2%
The Middleby Corp. ^ *	11,801	1,606,470

MEDIA - 1.6%
Walt Disney Co.	9,985	1,154,266

Security	Shares	Value
PHARMACEUTICALS - 1.2%
DexCom, Inc. ^ *	11,200	$873,152

RETAIL - 16.4%
Domino’s Pizza Inc. ^	5,899	1,070,020
Home Depot, Inc.	9,435	1,472,803
O’Reilly Automotive, Inc. ^ *	2,289	568,015
Starbucks Corp. ^	49,526	2,974,532
TJX Cos. Inc. ^	20,776	1,633,825
Ulta Salon, Cosmetics & Fragrances ^ *	14,640	4,120,282
		11,839,477
SEMICONDUCTORS - 0.5%
NVIDIA Corp.	3,410	355,663

SOFTWARE - 14.6%
Adobe Systems, Inc.*	23,571	3,152,385
Salesforce.com, Inc. *	46,142	3,973,749
Ultimate Software Group, Inc. ^ *	6,499	1,317,152
Veeva Systems, Inc. *	16,731	897,116
Workday, Inc. - Class A *	13,515	1,181,211
		10,521,613
TELECOMMUNICATIONS - 1.9%
Palo Alto Networks, Inc. *	12,553	1,360,871

TOTAL COMMON STOCK (Cost - $50,730,186)		71,812,885

SHORT-TERM INVESTMENT - 0.1%
MONEY MARKET FUND - 0.1%
First American Institutional Prime Obligations Fund 0.87% + (Cost - $46,591)		46,591

COLLATERAL FOR SECURITIES LOANED - 22.9%
Mount Vernon Prime Portfolio, 1.12% + (Cost - $16,495,509)	16,495,509	16,495,509

TOTAL INVESTMENTS - 122.7% (Cost - $67,272,286)		$88,354,985
LIABILITIES LESS OTHER ASSETS - (22.7%)		(16,305,029)
NET ASSETS - 100.0%		$72,049,956

^	All or a portion of these securities are on loan. Total loaned securities had a value of $16,081,142 at April 30, 2017.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of April 30, 2017

Portfolio Composition * - (Unaudited)
Communications	21.8%	Technology	13.8%
Collateral for Securities Loaned	18.7%	Financial	10.0%
Consumer, Non-Cyclical	18.4%	Industrial	2.9%
Consumer, Cyclical	14.4%	Short-Term Investments	0.1%
		Total	100.0%

*	Based on total value of investments as of April 30, 2017.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes to financial statements.

Dunham International Stock Fund
Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), rose 10.37 percent during the six-month period ending April 30, 2017 (the “six-month period”). For the month of November 2016, the Index was down 2.31 percent while December rebounded up 2.56 percent. The principal story for the markets in November and December were the surprising U.S. election results with the potential for tax cuts and infrastructure spending boosting equity market performance and commodity prices also benefitting from the possibility of increased infrastructure spending. Financials did especially well due to the perceived benefits of higher yields. The start of the year saw positive performance month over month as the Index was up 3.54 percent, 1.59 percent, 2.54 percent, and 2.14 in January, February, March, and April respectively. Despite the political noise in January, the economic data remained robust with the PMI reaching its highest level since February 2014. February had less number of days, but it was just as packed with economic releases and market movers, equity indices across the globe hit record highs, the Fed’s interest rate-hike expectations were notably higher, and the political obstacle courses on both sides of the Atlantic provided a number of headlines for investors to digest. The month of April saw the main event being the first round of the French presidential election with markets rallying in relief as centrist candidate, Emmanuel Macron, making it to the second round. April also saw emerging markets continue their outperformance against their developed market brethren, even though commodity prices weakened.

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of: (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country affiliation and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing most to the Fund’s returns relative to the Index during the six-month period included France (primarily due to financials and information technology sector overweights), Switzerland (primarily due to health care sector underweights), and South Korea (primarily due to information technology sector overweights). Countries contributing most to the Fund’s underperformance relative to the Index included China (primarily due to energy sector overweights and information technology sector underweights), Japan (primarily due to telecommunication services sector overweights and financials sector underweights), and Russia (primarily due to energy overweights).

Sectors contributing most to the Fund’s returns relative to the Index during the six-month period included materials (primarily due to Netherlands, the United Kingdom, and Mexico overweights), industrials (primarily due to Finland and Germany overweights), and information technology (primarily due to South Korea and France overweights). Sectors contributing most to the Fund’s underperformance relative to the Index included energy (primarily due to China and Russia overweights), and financials (primarily due to Australia, Japan, and China underweights).

The stocks contributing most to the Fund’s returns relative to the Index during the six-month period included Actelion Ltd (holding percentage**: 0.52 percent) (Swiss health care), STMicroelectronics NV (holding percentage*: 0.67 percent) (French information technology), and Turkiye Vakiflar Bankasi Turk Anonim Ortakligi (holding percentage*: 0.68 percent) (Turkish financials). Stocks contributing most to the Fund’s underperformance relative to the Index included Tencent Holdings Ltd. (holding percentage**: 0.20 percent) (Chinese information technology), Cnooc Limited (holding percentage*: 0.77 percent) (Chinese energy), and Oil Company Lukoil PJSC (holding percentage*: 0.76 percent) (Russian energy).

The foregoing Insights from the Sub-Advisor are provided by Arrowstreet Capital, Limited Partnership (“Arrowstreet”) through April 30, 2017 for informational purposes only and solely with respect to the portfolio of assets within the Fund managed by Arrowstreet. References to specific stocks, countries or sectors are shown for informational purposes only and are not intended as investment advice. Arrowstreet is not responsible for, and makes no representation with respect to, any other information or performance data set forth herein.

*	Holdings percentage(s) as of 4/30/2017.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of April 30, 2017

			Annualized	Annualized	Annualized	Annualized Since Inception
	Six Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	9.97%	12.82%	1.52%	6.94%	1.67%	4.96%
Class C	9.41%	11.71%	0.50%	5.87%	0.65%	3.93%
Class A with load of 5.75%	3.52%	6.20%	(0.70)%	5.41%	0.81%	1.42%*
Class A without load	9.87%	12.65%	1.27%	6.66%	1.41%	2.01%*
MSCI All Country World ex US Index (net)	10.37%	12.59%	0.83%	5.13%	1.12%	5.28%
Morningstar Foreign Large Cap Blend Category	10.58%	11.79%	1.01%	5.85%	0.68%	4.54%

*	Class A commenced operations on January 3, 2007.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.63% for Class N, 2.63% for Class C and 1.88% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund
April 30, 2017

Security	Shares	Value
COMMON STOCK - 96.1%
ADVERTISING - 0.5%
WPP PLC	24,372	$521,306

AEROSPACE / DEFENSE - 1.0%
BAE Systems PLC - ADR	12,494	408,804
Kawasaki Heavy Industries Ltd.	118,000	357,274
Rolls-Royce Holdings PLC - ADR	17,948	189,351
		955,429
AGRICULTURE - 2.9%
British American Tobacco PLC	4,850	327,316
British American Tobacco PLC - ADR ^	20,770	1,413,191
Imperial Brands PLC	6,138	300,262
Imperial Brands PLC - ADR ^	3,336	165,873
Swedish Match AB	19,275	635,802
		2,842,444
AIRLINES - 0.3%
Deutsche Lufthansa AG	16,600	286,295
Turk Hava Yollari *	1	2
		286,297
APPAREL - 0.7%
Adidas AG	3064	614,100
Pou Chen Corp.	61,000	85,403
		699,503
AUTO MANUFACTURERS - 2.7%
Fiat Chrysler Automobile NV *	23,083	262,104
Hino Motors Ltd. *	26,700	335,028
Hyundai Motor Co. - GDR	2,288	92,092
Mazda Motor Corp.	20,400	301,368
Nissan Motor Co. Ltd.	51,900	494,400
Peugeot SA *	18,677	391,449
Porsche Automobil Holding SE - ADR	2,723	15,848
Renault SA	2,497	232,773
Volkswagen AG	3,289	530,165
		2,655,227
AUTO PARTS & EQUIPMENT - 2.2%
Cie Generale Des Establissements	1,588	207,646
Cie Generale Des Establissements - ADR	3,500	91,245
Continental AG	1,281	286,849
Continental AG - ADR ^	3,800	170,278
GKN PLC	95,089	441,409
Linamar Corp.	1,500	63,673
Magna International, Inc.	9,600	400,346
Sumitomo Electric Industries Ltd.	25,000	408,317
Toyoda Gosei Co. Ltd.	6,100	162,122
		2,231,885
BANKS - 9.7%
Agricultural Bank of China Ltd.	411,000	189,486
Akbank TAS	0	1
Banco Bilbao Vizcaya Argentaria SA	26,396	211,407
Banco Bradesco SA	6,000	61,148
Banco Bradesco SA - ADR	41,700	439,935
Banco do Brasil SA	19,000	194,704
Banco do Brasil SA - ADR	19,000	194,940
Banco Santander Brasil SA	31,000	264,762
Banco Santander Brasil SA - ADR	22,510	192,911
Banco Santander SA	26,818	174,715
Bangkok Bank PCL	28,100	151,805
Bank Hapoalim BM	62,122	387,632
Bank Leumi Le-Israel BM *	54,789	256,375
Bank of China Ltd.	386,000	186,732
Bank of Communications Co. Ltd.	384,000	295,295
Bankinter SA	7,888	69,416
BNP Paribas SA	10,321	728,194
China Construction Bank Corp.	451,000	366,098
Chugoku Bank Ltd.	1,100	16,342
Concordia Financial Group Ltd.	23,100	106,260
Credicorp Ltd.	1,300	199,758
Credit Agricole SA	44,085	655,503

Security	Shares	Value
BANKS (Continued) - 9.7%
DNB ASA - ADR ^	800	$125,904
ING Groep NV	21,834	355,770
Itau Unibanco Holding SA	26,180	279,904
Itau Unibanco Holding SA - ADR	30,340	373,182
Mitsubishi UFJ Financial Group, Inc. - ADR ^	45,290	287,139
Sberbank of Russia PJSC - ADR	42,585	506,336
Societe Generale SA	10,348	567,227
Sumitomo Mitsui Financial Group, Inc.	8,500	315,625
Turkiye Garanti Bankasi AS	94,550	255,104
Turkiye Halk Bankasi AS	13,543	44,879
Turkiye Is Bankasi	81,167	160,104
Turkiye Vakiflar Bankasi TAO	393,315	671,537
UniCredit SpA	11,126	181,101
Yapi ve Kredi Bankasi AS *	129,421	156,916
		9,624,147
BEVERAGES - 0.5%
Coca-Cola HBC AG	6,346	175,172
Diageo PLC - ADR	3,192	374,837
		550,009
BUILDING MATERIALS - 2.3%
Asahi Glass Co. Ltd.	55,000	476,572
Asia Cement Corp.	80,000	78,986
Cie de Saint-Gobain	4,573	246,666
Geberit AG	829	377,445
HeidelbergCement AG	4,215	390,089
James Hardie Industries PLC - CDI	10,581	178,807
Sika AG	74	472,082
Titan Cement Co SA	4,082	106,503
		2,327,150
CHEMICALS - 4.9%
Air Water, Inc.	12,300	236,920
Akzo Nobel NV	7,114	622,006
BASF SE	2,300	223,758
Covestro AG - 144A	7,604	592,400
Croda International PLC	826	40,217
Daicel Corp.	7,900	90,693
Hitachi Chemical Co. Ltd.	5,400	154,658
Johnson Matthey PLC	1,793	69,085
Kansai Paint Co. Ltd.	6,700	148,320
Koninklijke DSM NV	2,885	206,379
Koninklijke DSM NV - ADR	12,700	228,346
Kuraray Co. Ltd.	6,600	106,523
LANXESS AG	5,200	375,353
Linde AG - ADR	8,900	160,200
Mitsubishi Chemical Holdings Corp.	43,300	338,932
Mitsui Chemicals, Inc.	99,000	506,576
Shin-Etsu Chemical Co. Ltd.	3,500	304,225
Solvay SA	2,291	291,301
Sumitomo Checmial Co. Ltd.	14,000	79,013
Toray Industries, Inc.	9,000	79657
		4,854,562
COAL - 0.1%
China Coal Energy Co. Ltd. *	262,000	127,188

COMMERCIAL SERVICES - 2.5%
Abertis Infraestructuras SA	27,233	478,592
Ashtead Group PLC	11,360	239,382
Edenred	6,784	173,728
Experian PLC	24,300	522,175
RELX NV	29,210	564,266
RELX PLC	8,912	180486
RELX PLC - ADR ^	14,800	303,252
		2,461,881
COMPUTERS - 2.1%
Capgemini SA	877	87,779
Compal Electronics, Inc.	375,000	251,035
Computershare Ltd.	25,961	285,833
Foxconn Technology Co. Ltd.	74,740	227,728

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2017

Security	Shares	Value
COMPUTERS (Continued) - 2.1%
Fujitsu Ltd.	62,000	$387,041
Innolux Corp.	254,000	118,552
Lenovo Group Ltd.	564,000	360,627
Quanta Computer, Inc.	83,000	171,948
TDK Corp.	3,800	235,442
		2,125,985
COSMETICS / PERSONAL CARE - 2.5%
L’Oreal SA	2,925	582,326
L’Oreal SA - ADR ^	2,538	101,155
Svenska Cellulosa AB SCA	3,200	106,208
Svenska Cellulosa AB SCA - ADR	145	4,802
Unilever NV - Dutch Cert	7,574	396,640
Unilever NV - NY Shares	9,548	498,788
Unilever PLC	4,648	238,864
Unilever PLC - ADR ^	10,271	527,313
		2,456,096
DISTRIBUTION / WHOLESALE - 0.5%
Mitsubishi Corp.	14,300	308,609
Wolseley PLC - ADR ^	33,350	213,774
		522,383
DIVERSIFIED FINANANCIAL SERVICES - 3.4%
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	28,000	165,700
CITIC Securities Co. Ltd.	156,000	327,020
Credit Saison Co. Ltd.	3,700	67,423
Deutsche Boerse AG	1,409	137,868
DGB Financial Group, Inc.	9,195	93,996
Hana Financial Group, Inc.	11,900	408,706
Huatai Securities Co. Ltd. - 144A	36,400	70,494
IGM Financial, Inc.	8,300	248,945
Nomura Holdings, Inc. - ADR	16,069	97,057
ORIX Corp.	13,800	210,911
ORIX Corp. - ADR ^	3,039	232,757
Partners Group Holding AG	1,055	637,466
Samsung Card Co. Ltd.	3,576	125,386
Schroders PLC	5,394	161,837
Worldpay Group PLC - 144A	43,295	167,951
Yuanta Financial Holding Co. Ltd.	498,000	212,929
		3,366,446
ELECTRIC - 0.8%
Centrais Eletricas Brasileiras SA - ADR *	9,100	63,245
CEZ AS	4,959	86,535
Cia Paranaense de Energia	5,600	40,966
E.ON SE	11,987	93,413
Enel SpA	53,039	252,077
Huaneng Power International, Inc. - ADR ^	5,800	158,688
Mercury NZ Ltd.	33,148	73,219
Uniper SE *	1,198	19,655
		787,798
ELECTRICAL COMPONENTS & EQUIPMENT - 1.4%
Brother Industries Ltd.	10,100	207,823
Legrand SA	2,937	190,054
LG Electronics, Inc.	2,499	151,698
Osram Licht AG	3,407	228,160
Schneider Electric SE	7,618	603,196
		1,380,931
ELECTRONICS - 3.3%
Assa Abloy AB	4,504	97,516
AU Optronics Corp.	1,197,000	497,482
Hitachi High-Technologies Corp.	13,500	538,933
Keyence Corp	1,900	763,861
Koninklijke Philips NV ^	20,522	708,448
LG Display Co. Ltd.	8,546	220,214
Nippon Electric Glass Co. Ltd.	43,000	266,713
Pegatron Corp.	40,000	117,803
Synnex Technology International Corp.	40,050	43,396
		3,254,366

Security	Shares	Value
ENERGY - ALTERNATE SOURCE - 0.1%
Vestas Wind Systems A/S	1,323	$113,814

ENGINEERING & CONSTRUCTION - 0.3%
Auckland International Airport Ltd.	17,380	82,351
China Communications Services Corp. Ltd.	82,000	46,669
Enka Insaat ve Sanayi AS	14,745	22,648
HOCHTIEF AG	763	137,367
		289,035
ENTERTAINMENT - 0.3%
Aristocrat Leisure Ltd.	25,172	369,450

FOOD - 2.7%
Ajinomoto Co., Inc.	12,200	237,743
Aryzta AG	5,400	175,236
CJ CheilJedang Corp.	362	48,816
Kerry Group PLC	1,389	113,526
Nestle SA	12,853	989,498
Orkla ASA	38,782	352,665
Seven & I Holdings Co. Ltd. - ADR	4,892	103,515
Tesco PLC - ADR *	22,150	159,812
Uni-President Enterprises Corp.	63,000	116,298
WH Group Ltd. - 144A	380,000	339,053
Wm Morrison Supermarkets PLC	29,595	91,831
		2,727,993
FOOD SERVICE - 0.3%
Compass Group PLC - ADR	17,272	350,967

FOREST PRODUCTS & PAPER - 1.5%
Mondi PLC	5,864	151,540
Nine Dragons Paper Holdings Ltd.	129,000	139,136
Oji Holdings Corp.	125,000	605,027
Stora Enso OYJ	20,293	240,758
UPM-Kymmene OYJ	14,043	369,868
		1,506,329
GAS - 0.1%
Gas Natural SDG SA	6,479	146,362

HAND / MACHINE TOOLS - 0.5%
Finning International, Inc.	3,298	62,617
Sandvik AB	15,928	255,431
Schindler Holding AG	1,047	207,883
		525,931
HEALTHCARE - PRODUCTS - 0.3%
Smith & Nephew PLC - ADR	8,738	290,451

HOLDING COMPANIES-DIVERSIFIED - 0.4%
Haci Omer Sabanci Holdings AS	1	2
Industrivarden AB	11,953	297,752
Wharf Holdings Ltd.	17,000	144,958
		442,712
HOME BUILDERS - 0.5%
Persimmon PLC	15,531	468,094

HOME FURNISHINGS - 0.9%
Arcelik AS	1	7
Electrolux AB - Series B	9,343	277,351
Sony Corp. - ADR	19,600	672,591
		949,949
HOUSEHOLD PRODUCTS - 0.7%
Reckitt Benckiser Group PLC	3,781	191,291
Reckitt Benckiser Group PLC - ADR ^	10,200	347,982
Societe BIC SA	978	109,870
		649,143
INSURANCE - 3.4%
Aegon NV	18,333	93,539
AXA SA	15,564	415,117
China Life Insurance Co. Ltd.	205,000	190,878

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2017

Security	Shares	Value
INSURANCE (Continued) - 3.4%
CNP Assurances	14,398	$300,660
Hannover Rueck SE	2,506	300,534
Mapfre SA	104,876	365,697
MS&AD Insurance Group Holdings, Inc.	10,200	332,576
Muenchener Rueckversicherungs-Gesellschaft AG	4,886	936,440
Swiss Re AG	4,592	399,229
Tokio Marine Holdings Inc	2,400	101,197
		3,435,867
INTERNET - 0.6%
SBI Holdings, Inc.	24,700	342,658
Start Today Co. Ltd.	9,600	204,857
		547,515
INVESTMENT COMPANIES - 1.0%
Investor AB	3,347	151,538
Kinnevik AB	19,402	517,905
Melker Schorling AB	595	38,113
Pargesa Holding SA	3,627	271,063
		978,619
IRON / STEEL - 2.5%
ArcelorMittal *	46,654	366,506
Eregli Demir ve Celik Fabrikalari TAS	36,196	66,270
Fortescue Metals Group Ltd.	57,925	229,303
Hitachi Metals Ltd.	23,300	326,315
JFE Holdings, Inc.	17,900	305,327
Nippon Steel & Sumitomo Metal Corp.	17,900	403,135
POSCO	1,362	321,545
POSCO - ADR ^	4,101	242,041
Vale SA	21,000	178,830
Voestalpine AG	1,429	59,555
		2,498,827
LEISURE TIME - 0.3%
Yamaha Motor Co. Ltd.	12,700	301,620

LODGING - 0.2%
Crown Resorts Ltd.	17,942	167,551

MACHINERY CONSTRUCTION & MINING - 3.5%
ABB Ltd.	42,279	1,035,547
Atlas Copco AB - A Shares	9,312	347,949
Atlas Copco AB - ADR	2,500	93,850
Atlas Copco AB - B Shares	3,574	118,798
Hitachi Ltd.	106,000	585,609
Hitachi Ltd. - ADR	2,293	126,906
Komatsu Ltd.	22,800	609,279
Mitsubishi Electric Corp.	43,500	607,132
		3,525,070
MACHINERY - DIVERSIFIED - 1.1%
ANDRITZ AG	5,092	281,279
Kone OYJ	12,664	579,476
Metso OYJ	5,366	192,116
		1,052,871
MEDIA - 1.0%
ITV PLC	54,584	148,282
Thomson Reuters Corp.	3,960	179,652
Vivendi SA	25,444	504,525
Wolters Kluwer NV	4,038	171,294
		1,003,753
METAL FABRICATE / HARDWARE - 0.1%
SKF AB	3,695	81,110

MINING - 3.4%
BHP Billiton Ltd.	42,447	754,766
BHP Billiton PLC	10,980	167205
Boliden AB	12,611	360,377
Glencore PLC *	230,943	906,624
Industrias Penoles SAB de CV	5,518	133,808

Security	Shares	Value
MINING (Continued) - 3.4%
Mitsubishi Materials Corp.	3,500	$104,223
Rio Tinto Ltd.	4,330	195,778
Rio Tinto PLC - ADR ^	6,626	263,847
Sumitomo Metal Mining Co. Ltd.	33,000	446,889
		3,333,517
MISCELLANEOUS MANUFACTURING - 1.2%
Doosan Corp.	1,200	102,449
FUJIFILM Holdings Corp.	2,300	85,367
Konica Minolta, Inc.	30,500	270,017
Nikon Corp.	20,600	294,087
Wartsila OYJ Abp	7,961	483,989
		1,235,909
OFFICE / BUSINESS - 0.6%
Ricoh Co. Ltd.	22,300	185,888
Seiko Epson Corp.	11,900	243,762
Seiko Epson Corp. - ADR	15,800	160,054
		589,704
OIL & GAS - 4.3%
China Petroleum & Chemical Corp.	834,000	677,322
CNOOC Ltd.	949	110,226
CNOOC Ltd. - ADR	558,000	651,029
Formosa Petrochemical Corp.	15,000	52,431
Inpex Corp.	53,000	507,892
Lukoil PJSC - ADR	15,187	754,262
Neste OYJ	5,898	240,262
PTT Exploration & Production PCL	96,300	270,211
Repsol SA	35,404	558,614
SK Innovation Co. Ltd.	2,918	437,773
		4,260,022
PACKAGING & CONTAINERS - 0.2%
Toyo Seikan Group Holdings Ltd.	11,100	186,166

PHARMACEUTICALS - 3.6%
Astellas Pharma, Inc.	30,000	395,631
AstraZeneca PLC - ADR ^	17,252	521,873
Daiichi Sankyo Co. Ltd.	11,700	260,031
GlaxoSmithKline PLC - ADR	17,995	735,996
Novartis AG - ADR	2,345	180,448
Otsuka Holdings Co. Ltd.	7,800	359,275
Roche Holding AG	350	91,541
Shire PLC	16,890	994,699
		3,539,494
PRIVATE EQUITY - 0.4%
3i Group PLC	10,739	110,242
Eurazeo SA	4,132	279,980
		390,222
REAL ESTATE - 0.6%
Cheung Kong Property Holdings Ltd.	61,500	440,337
Wheelock & Co. Ltd.	14,000	109,063
		549,400
RETAIL - 0.4%
FF Group *	4,769	101,409
Harvey Norman Holdings Ltd.	9,276	29,059
Home Product Center PCL	318,700	89,320
Marks & Spencer Group PLC ^	8,500	80,835
Pandora A/S	592	63,939
		364,562
SEMICONDUCTORS - 6.2%
Advanced Semiconductor Engineering, Inc.	138,185	173,186
ASML Holding NV	6,128	810,041
Infineon Technologies AG	1,064	22,004
Infineon Technologies AG - ADR	34,445	711,735
Renesas Electronics Corp.	8,400	80,017
Rohm Co. Ltd.	2,400	168,555
Samsung Electronics Co. Ltd.	814	1,595,789
Samsung Electronics Co. Ltd. - GDR - Reg S	375	288,854

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2017

Security	Shares	Value
SEMICONDUCTORS (Continued) - 6.2%
SK Hynix, Inc.	10,874	$515,138
STMicroelectronics NV	28,573	458,554
STMicroelectronics NV - NY Shares ^	12,884	206,015
Taiwan Semiconductor Manufacturing Co. Ltd.	35,000	225,466
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR ^	12,300	406,761
Tokyo Electron Ltd.	3,800	461,317
Tokyo Electron Ltd. - ADR	2,200	69,190
		6,192,622
SOFTWARE - 1.8%
Amadeus IT Holding SA	10,559	569,679
Constellation Software, Inc.	300	136,985
Konami Holdings Corp.	5,800	241,449
NetEase, Inc. - ADR	2,152	571,119
Open Text Corp.	5,000	173,078
Sage Group PLC	6,798	58,941
		1,751,251
TELECOMMUNICATIONS - 5.2%
China Mobile Ltd.	5,943	316,881
China Telecom Corp Ltd.	276,000	134,642
KDDI Corp.	23,300	617,806
KT Corp. - ADR *	5,497	91,195
Nice Ltd.	2,420	163,562
Nippon Telegraph & Telephone Corp.	14,427	618,918
Nippon Telegraph & Telephone Corp. - ADR	7,800	334,289
NTT DOCOMO, Inc.	28,500	689,648
Telefonaktiebolaget LM Ericsson - ADR	28,153	182,713
Telefonica SA	80,258	887,365
Telekomunikasi Indonesia Persero Tbk PT	1,285,200	423,970
Telenor ASA	828	13,380
Vodafone Group PLC	7,000	183,330
ZTE Corp.	274,400	528,616
		5,186,315
TRANSPORTATION - 1.2%
AP Moller - Maersk A/S	125	215,580
Canadian National Railway Co.	6,600	476283
East Japan Railway Co.	3500	314114
Sinotrans Ltd.	341,000	153,257
		1,159,234
WATER - 0.4%
Cia de Saneamento Basico do Estado de Sao Paulo	40,800	371,419

TOTAL COMMON STOCK (Cost - $83,879,629)		95,563,903

Security	Dividend Rate	Shares	Value
PREFERRED STOCK - 2.1%
AUTO MANUFACTURER - 0.6%
Hyundai Motor Co.	2.0800%	481	$41,962
Porsche Automobil Holding SE	3.6100	9,046	529,250
			571,212
AUTO PARTS & EQUIPMENT - 0.1%
Schaeffler AG		8,042	138,660

BANKS - 0.2%
Itau Unibanco Holding SA	0.4800	13,390	164,256

ELECTRIC - 0.2%
RWE AG	10.7100	16,035	194,829

HOUSEHOLD PRODUCTS/WARES - 0.7%
Henkel AG & Co KGaA		5,366	729,884

MISCELLANEOUS MANUFACTURING - 0.1%
Doosan Corp.	5.3400	1,070	64,098

SEMICONDUCTORS - 0.2%
Samsung Electronics Co., Ltd.	1.3100	123	189,411

TOTAL PREFERRED STOCK (Cost - $1,820,007)			2,052,350

SHORT-TERM INVESTMENT - 0.8%
MONEY MARKET FUND - 0.8%
Fidelity Institutional Money Market Funds - Government
Portfolio 0.34% +, ^^ (Cost - $851,284)		851,284	851,284

COLLATERAL FOR SECURITIES LOANED - 3.7%
Mount Vernon Prime Portfolio 1.12% + (Cost - $3,719,420)		3,719,420	3,719,420

TOTAL INVESTMENTS - 102.7% (Cost - $90,270,340) (a)			$102,186,957
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.7)%			(2,710,941)
NET ASSETS - 100.0%			$99,476,016

^	All or a portion of these securities are on loan. Total loaned securities had a value of $5,778,588 at April 30, 2017.

*	Non-income producing security.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

CDI - CHESS Depository Interest

NV - Non-Voting

REIT - Real Estate Investment Trust.

+	Variable rate security. Interest rate is as of April 30, 2017.

^^	All or part of the security was held as collateral for forward foreign currency contracts outstanding as of April 30, 2017.

Portfolio Composition * - (Unaudited)
Japan	21.2%	China	4.8%
Britain	12.2%	Sweden	3.5%
Germany	7.7%	Spain	3.4%
Switzerland	6.6%	Netherlands	3.1%
France	6.3%	Other Countries	26.3%
South Korea	4.9%	Total	100.0%

*	Based on total value of investments as of April 30, 2017.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund
Message from the Sub-Adviser (Barings LLC)

The real estate investment trust (REIT) market had a positive fiscal six-month period ended April 30, 2017. Although the Sub-Adviser believes that data shows evidence that REIT fundamentals have not historically been driven by interest rate shifts, the increase in rates over recent fiscal periods may have slowed growth in REITs. Since 1996, REITs have been up in more rising rate periods than they have been down. REITs, as measured by the FTSE NAREIT All REITs Index, had volatile monthly returns resulting in a 5.0 percent gain for the six-month period ended April 30, 2017. The strongest returns were generated in November when REITs increased 4.5 percent. This strong performance comes on the heels of a 2.6 percent increase in the prior six-month fiscal period. REITs underperformed other broad equity indexes, such as the S&P 500 Index, for the second six-month period in a row as the S&P 500 increased 13.3 percent.

The Sub-Adviser believes that the intrinsic value of a listed real estate company is a function of the quality of its real estate portfolio, management team, and capital plan. Achieving a thorough understanding of the real estate assets owned by an investment candidate is the foundation of establishing the value of that enterprise. Evaluating management’s ability to drive earnings and add value to underlying real estate assets is vital to the Sub-Adviser developing an understanding of the sustainable future success of the company. Assessing a firm’s financial structure within the context of the prevailing financial environment provides the Sub-Adviser a framework to understand the risk and long-term potential of a firm’s business strategy. Over the six-month period ended April 30, 2017, specialty REITs, diversified REITs, self storage REITs, industrial REITs, and single family home REITs were top contributors to the Fund. Sectors that detracted from performance over the six-month period were data center REITs, office REITs, and infrastructure REITs.

The office REIT sector was a large overweight in the Fund during the six-month period ended April 30, 2017. The sector contributed to relative outperformance during the first fiscal quarter and detracted from relative performance during the second fiscal quarter. The Sub-Adviser believes that this sector’s performance has been driven by confidence returning to the U.S. economy, which may have led corporations to increase investments in the office REIT sector. During the first fiscal quarter, a strong performance in financials may have benefited the office REIT sector, as banks gained momentum after having weak demand for office space in previous fiscal quarters. The Sub-Adviser believes that strong performance in the sector is likely to continue if employment numbers maintain their steady growth. One of the largest active overweights within the office REIT sector during the fiscal period was a position in Kilroy Realty Corp. (KRC) (holding percentage*: 3.25 percent). Kilroy Realty Corp. is a real estate trust engaged in the ownership, acquisition, development and operation of Class A office properties located in California and Washington. Kilroy Realty Corp. gained 1.8 percent during the six-month fiscal period.

The specialty REIT sector contributed positively to Fund performance on an absolute basis over the fiscal six-month period, even with an underweight to the allocation. The Fund’s stock selection contributed meaningfully to performance. The specialty REIT sector includes prisons, which had underperformed relative to the market in the previous fiscal quarter, due to negative political positions prior to the U.S. Presidential election. After the culmination of the election, the market invested heavily in prisons, which aided in strong outperformance during the first half of the fiscal year. A position within the sector that added to Fund performance over the fiscal period was The GEO Group, Inc. (GEO) (holding percentage*: 2.27 percent). The GEO Group, Inc. operates private correctional facilities in the United States, Australia, Canada, New Zealand, and South Africa. The company offers educational programs, vocational training, and rehabilitation therapy services. The GEO Group, Inc. increased 111.7 percent over the fiscal period.

Over the fiscal six-month period the industrial REIT sector added strong relative performance. During the first fiscal quarter, a large underweight to the industrial REIT sector benefited relative performance. The atmosphere reversed during the second fiscal quarter as a large overweight to the industrial REIT sector contributed to strong relative outperformance. The Sub-Adviser believes the gains may have been caused by a tailwind effect from growing e-commerce activity in U.S. markets.

A relative underperformance occurred in the data centers REIT sector over the fiscal six-month period ended April 30, 2017, due to an underweight to the allocation and stock selection in the sector. The Sub-Adviser has a strong long-term view on the sector, as companies expand investments for cloud technology operations. The Sub-Adviser believes the sector has been volatile in recent periods as it is a relatively new sector for REITs, and therefore has taken time for companies to adapt to the investment style. A holding that helped reduce the negative relative performance in the sector was Equinix, Inc. (EQIX) (holding percentage*: 1.00 percent), which invests in interconnected data centers. The company focuses on developing network and cloud-neutral data center platforms for cloud and information technology, enterprises, networks, mobile service providers, and financial companies. The holding contributed a 13.2 percent gain before the position was fully exited in late March.

Going forward, the Sub-Adviser is optimistic about REIT performance through 2017, as they see compelling evidence for the valuation of and growth in REITs, specifically concerning the payment of dividends. It also anticipates that equity markets will remain volatile, as uncertainty remains for U.S. Fed policy, global growth, and U.S. dollar strength. The Sub-Adviser believes the sector has the benefit of sufficient supply levels for REITs but faces a headwind of decreasing sentiment levels, possibly from political events. Continued gains after a strong earnings season by U.S. companies may also be a positive sign for the REIT sector. The Sub-Adviser is not concerned with the possibility of rising interest rates having a negative impact on REITs.

*	Holdings percentage(s) as of 4/30/2017.

Growth of $100,000 Investment

Total Returns as of April 30, 2017

	Six	One	Annualized	Annualized	Annualized	Annualized Since Inception
	Months	Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	2.58%	4.93%	8.22%	8.96%	4.27%	6.93%
Class C	2.07%	3.90%	7.14%	7.87%	3.23%	5.87%
Class A with load of 5.75%	(3.42)%	(1.35)%	5.85%	7.40%	3.40%	3.58%*
Class A without load	2.47%	4.69%	7.95%	8.67%	4.02%	4.17%*
FTSE NAREIT All REITs Index	5.68%	8.68%	9.67%	9.97%	4.82%	7.37%
Morningstar Real Estate Category	3.71%	5.43%	7.94%	8.26%	3.69%	6.87%

*	Class A commenced operations on January 3, 2007.

The FTSE NAREIT All REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed on the NYSE and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITS of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.21% for Class N, 2.21% for Class C and 1.46% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Real Estate Stock Fund
April 30, 2017

Security	Shares	Value
COMMON STOCK - 1.5%
LODGING - 1.5%
Hilton Worldwide Holdings, Inc.	8,646	$509,855
TOTAL COMMON STOCK (Cost - $458,510)

REITS - 97.4%
APARTMENTS - 14.0%
AvalonBay Communities, Inc. ^	9,880	1,875,619
Equity Residential ^	25,180	1,626,124
Mid-America Apartment Communities, Inc.	11,380	1,129,010
		4,630,753
DATA CENTER - 3.4%
Digital Realty Trust, Inc. ^	9,670	1,110,503

FREE STANDING - 5.2%
National Retail Properties, Inc. ^	10,570	446,265
Realty Income Corp. ^	5,490	320,342
Spirit Realty Capital, Inc.	34,910	328,852
STORE Capital Corp.	26,220	629,018
		1,724,477
HEALTHCARE - 12.2%
Medical Properties Trust	20,790	271,725
National Health Investors, Inc. ^	5,210	381,216
Omega Healthcare Investor ^	9,270	305,910
Physicians Realty Trust	43,620	856,697
Ventas, Inc.	10,510	672,745
Welltower, Inc. ^	21,430	1,530,959
		4,019,252
HOTELS - 3.3%
DiamondRock Hospitality Co.	34,270	377,313
FelCor Lodging Trust, Inc. ^	22,200	172,050
Park Hotels & Resorts, Inc.	3,472	89,126
Sunstone Hotel Investors, Inc.	29,730	442,680
		1,081,169
INDUSTRIAL 13.0%
Cousins Properties, Inc. ^	40,180	341,128
Duke Realty Corp.	38,650	1,071,765
Gaming and Leisure Properties, Inc.	12,260	426,648
Prologis, Inc.	45,200	2,459,332
		4,298,873
OFFICE - 13.7%
Boston Properties, Inc.	9,950	1,259,670
Brandywine Realty Trust ^	32,170	545,925
Highwoods Properties, Inc.	8,980	456,902
Hudson Pacific Properties, Inc.	14,710	505,436
Security	Shares	Value
OFFICE - 13.7% (Continued)
Kilroy Realty Corp. ^	15,243	$1,075,089
Paramount Group Inc.	41,240	676,336
		4,519,358
REGIONAL MALLS - 9.9%
Macerich Co. ^	14,800	923,964
Simon Property Group, Inc. ^	11,711	1,935,360
Taubman Centers, Inc.	6,650	415,957
		3,275,281
SHOPPING CENTERS - 9.1%
Acadia Realty Trust ^	26,968	784,229
Ramco-Gershenson Properties Trust	27,000	359,910
Regency Centers Corp.	23,314	1,472,979
Tanger Factory Outlet Centers, Inc. ^	12,250	382,077
		2,999,195
SINGLE FAMILY - 5.2%
American Homes 4 Rent ^	34,640	798,452
Colony Starwood Homes ^	26,920	930,624
		1,729,076
SELF STORAGE - 6.1%
CubeSmart ^	21,830	553,173
Extra Space Storage	19,330	1,459,995
		2,013,168
SPECIALTY - 2.3%
The GEO Group, Inc. ^	22,501	749,733

TOTAL REITS (Cost - $27,749,301)		32,150,838

SHORT-TERM INVESTMENT - 1.2%
MONEY MARKET FUND - 1.2%
Fidelity Institutional Money Market, 0.60% +	380,469	380,469
TOTAL SHORT-TERM INVESTMENT (Cost - $380,469)

COLLATERAL FOR SECURITIES LOANED - 30.4%
Mount Vernon Prime Portfolio, 1.12% + (Cost - $10,034,782)		10,034,782

TOTAL INVESTMENTS - 130.5% (Cost - 38,623,062)		$43,075,944
LIABILITIES LESS OTHER ASSETS - (30.5)%		(10,074,269)
TOTAL NET ASSETS - 100.00%		$33,001,675

*	Non-Income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $9,646,689 at April 30, 2017.

REITS - Real Estate Investment Trusts.

+	Variable rate security. Interest rate is as of April 30, 2017

Portfolio Composition * - (Unaudited)
Collateral for Securities Loaned	23.3%	Free Standing	4.0%
Apartments	10.7%	Single Family	4.0%
Office	10.5%	Data Center	2.6%
Industrial	10.0%	Hotels	2.3%
Healthcare	9.3%	Specialty	1.7%
Regional Malls	7.6%	Lodging	1.4%
Shopping Centers	7.0%	Short-Term Investment	0.9%
Self Storage	4.7%		100.0%

*	Based on total value of investments as of April 30, 2017

Percentage may differ from Schedule of Investments which are based on Fund net assets

See accompanying notes to financial statements.

Dunham Small Cap Value Fund
Message from the Sub-Adviser (Piermont Capital Management LLC)

After surging 17.1 percent in the previous fiscal quarter, small cap value stocks, as measured by the Russell 2000 Value Index, rose 1.0 percent in the fiscal quarter ended April 30, 2017. This most recent increase places the six-month performance of small cap value stocks over 18.2 percent. The 4.9 percent relative gain of small cap value stocks over their small cap growth counterparts in the first fiscal quarter was offset during this second fiscal quarter, as small cap growth stocks outpaced small cap value stocks by 4.6 percent. This most recent shift places small cap value stocks 0.2 percent behind small cap growth stocks over the six-month period. On a broader level, just as the value versus growth style saw a shift within the small cap space during this most recent fiscal quarter, small cap stocks, as measured by the Russell 2000 Index, underperformed large cap stocks, as measured by the Russell 1000 Index, during the second fiscal quarter, detracting 1.9 percent on a relative basis. However, during the first fiscal quarter small cap stocks outpaced large cap stocks by 6.7 percent. Therefore, over the six-month period, small cap stocks led large cap stocks by 4.9 percent. The top performing sectors in the Fund during the six-month period included healthcare, industrials, and technology. The energy, telecommunications, and consumer staples sectors generally underperformed the other sectors over the six-month period.

The Sub-Adviser’s proprietary process seeks sector neutrality versus the benchmark index, helping to limit the overall relative underperformance and outperformance to the Sub-Adviser’s stock selection within each sector. The Sub-Adviser implements a combination of five to nine factor groups for each sector model, which measure both fundamental and technical metrics. The Sub-Adviser’s disciplined process requires that stocks rank in the top 20 percent of their peers to be considered for initiation into the Fund. As the Sub-Adviser’s focus is on security selection, there are some sectors where relative performance compared to the benchmark index may be extreme. Similar to the previous fiscal quarter, this included the energy sector. While this sector was one of the worst performing sectors for the Fund on an absolute basis, some holdings experienced extremes in performance between the first fiscal quarter and the second fiscal quarter. For example, Unit Corp. (UNT) (holding percentage*: 0.80 percent), an onshore driller of oil and natural gas wells, declined 17.4 percent during the second fiscal quarter. UNT was one of the strongest performers in the first fiscal quarter, as it increased 51.8 percent, for a total return over the six-month period of 25.5 percent. As the energy sector as a whole was up 6.6 percent for the six-month period, the sector was down 17.3 percent during the second fiscal quarter, the best performing energy holding within the Fund during the same fiscal quarter was still negative. Oceaneering International Inc. (OII) (holding percentage*: 0.70 percent) provides offshore oil companies with underwater drilling support, construction, inspection, and repair services. During the second fiscal quarter, OII decreased 4.7 percent. However, during the six-month period, OII increased 12.1 percent.

Some of the Fund’s highest-performing holdings were in the financial services sector, which increased close to 22 percent over the six-month period. Boasting strong performance in both fiscal quarters was LendingTree Inc. (TREE) (holding percentage*: 1.26 percent), an originator and processor of real estate and business loans. TREE increased 40.1 percent in the first fiscal quarter and surged an additional 25.9 percent in the second fiscal quarter. This back-to-back strong performance placed the six-month return at 76.5 percent. However, as the financial services sector as a whole experienced strong performance during the six-month period, some holdings in the Fund offset some of the strong performance of other holdings like TREE. For example, Greenhill & Co. Inc. (GHL) (holding percentage*: 0.84 percent), a financial advisor for mergers, acquisitions, restructurings, and capital raising for corporate clients and governments, declined 13.1 percent in the second fiscal quarter. The Sub-Adviser did not add this position until close to the end of the most recent fiscal quarter, so the Fund only experienced approximately 7.3 percent of the overall decline.

While the healthcare sector was among the strongest overall sectors during the six-month period, some holdings failed to keep pace with the sector’s surge in performance. These included LifePoint Health Inc. (LPNT) (holding percentage*: 0.82 percent), a provider of acute care facilities, which increased only 3.8 percent over the six-month period. LPNT’s overall performance was hindered in the first fiscal quarter when it declined 0.8 percent amid the majority of the healthcare sector surging in the same time period. Haemonetics Corp. (HAE) (holding percentage*: 1.02 percent), a designer, manufacturer, and marketer of automated blood processing systems, fared quite disparately from LPNT in the first fiscal quarter as HAE rose 19.3 percent. HAE followed the extremely positive first fiscal quarter with a 5.1 percent return in the second fiscal quarter to end the six-month period up 25.4 percent. The top-performing holding in the Fund during the second fiscal quarter was in the healthcare sector. Spectrum Pharmaceuticals Inc. (SPPI) (holding percentage*: 0.75 percent), a biotechnology firm primarily focused on anti-cancer therapies, surged 63.3 percent during the second fiscal quarter. When compounded with its first fiscal quarter return, this placed the overall six-month performance near 115 percent.

Similar to the previous fiscal quarter, the Sub-Adviser is optimistic that its sector-, beta-, and market-capitalization-neutral bottom-up stock picking strategy will benefit from what many view as an improving economic backdrop. Environments where the leading sector is continually changing and where strong fundamentals are rewarded generally benefit the Sub-Adviser’s strategy. Sector leadership continued to shift during the most recent fiscal quarter, and the difference in performance between the best-performing and worst-performing sectors was immense for yet another three-month period.

*	Holdings percentage(s) as of 4/30/2017.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of April 30, 2017

						Annualized Since
			Annualized	Annualized	Annualized	Inception
	Six Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	18.58%	25.64%	8.40%	11.68%	5.33%	6.22%
Class C	17.94%	24.44%	7.33%	10.56%	4.28%	5.17%
Class A with load of 5.75%	11.59%	18.22%	6.01%	10.14%	4.47%	4.95%*
Class A without load	18.38%	25.41%	8.13%	11.45%	5.09%	5.55%*
Russell 2000 Value Index	18.26%	27.18%	8.71%	12.96%	6.02%	7.50%
Morningstar Small Cap Value Category	16.81%	21.83%	6.82%	11.79%	6.16%	7.49%

*	Class A commenced operations on January 3, 2007.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.48% for Class N, 2.48% for Class C and 1.73% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund
April 30, 2017

Security	Shares	Value
COMMON STOCK - 99.4%
AEROSPACE / DEFENSE - 1.1%
Moog, Inc. *	4,350	$298,627

AUTO PARTS & EQUIPMENT - 1.0%
Cooper Tire & Rubber Co. ^	7,537	288,667

BANKS - 18.5%
Associated Banc-Corp.	13,000	323,700
BancFirst Corp. ^	1,680	161,364
BancorpSouth, Inc. ^	8,210	249,995
Banner Corp. ^	6,140	338,927
Camden National Corp.	3,566	152,446
CenterState Banks, Inc. ^	11,216	282,980
First Citizens BancShares, Inc. - Class B	970	337,618
First Financial Corp.	1,408	68,710
First Interstate BancSystem, Inc. ^	7,718	291,354
Heartland Financial USA, Inc.	4,110	197,280
IBERIABANK Corp.	4,023	319,225
Peoples Bancorp, Inc. ^	3,650	122,202
Seacoast Banking Corp of Florida * ^	6,990	169,158
Simmons First National Corp.	4,800	262,320
State Bank Financial Corp. ^	2,792	74,993
TriCo Bancshares	4,333	153,648
Trustmark Corp. ^	8,125	269,912
UMB Financial Corp. ^	3,730	270,388
Umpqua Holdings Corp. ^	17,490	309,048
United Community Banks, Inc.	12,599	344,583
WesBanco, Inc.	4,306	171,422
Wintrust Financial Corp.	4,600	325,956
		5,197,229
BIOTECHNOLOGY - 0.8%
Spectrum Pharmaceuticals, Inc. * ^	27,812	211,649

BUILDING MATERIALS - 0.8%
Cree, Inc. * ^	9,840	215,299

CHEMICALS - 1.9%
Cabot Corp. ^	5,461	328,698
OMNOVA Solutions, Inc. *	20,780	197,410
		526,108
COMMERCIAL SERVICES - 6.8%
CRA International, Inc.	4,765	180,784
Ennis, Inc.	8,190	144,144
Green Dot Corp. *	6,210	212,941
Huron Consulting Group, Inc. * ^	4,719	209,995
K12, Inc. *	12,000	226,200
LendingTree, Inc. * ^	2,510	353,659
McGrath RentCorp	9,097	316,667
Quad/Graphics, Inc. ^	10,542	276,833
		1,921,223
COMPUTERS - 2.7%
DST Systems, Inc.	2,370	291,771
Insight Enterprises, Inc. *	10,830	455,943
		747,714
DISTRIBUTION/WHOLESALE - 0.4%
Fossil Group, Inc. * ^	5,700	98,325

DIVERSIFIED FINANCIAL SERVICES - 1.9%
Greenhill & Co., Inc. ^	9,314	235,644
LPL Financial Holdings, Inc.	7,300	306,892
		542,536
ELECTRIC - 3.2%
Avista Corp.	7,700	310,618
El Paso Electric Co.	5,600	288,960
Portland General Electric Co.	6,530	296,070
		895,648
Security	Shares	Value
ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
EnerSys	3,210	$266,783

ELECTRONICS - 0.8%
FARO Technologies, Inc. *	6,195	227,047

ENGINEERING & CONSTRUCTION - 1.1%
Tutor Perini Corp. * ^	10,170	313,745

ENTERTAINMENT - 0.7%
International Speedway Corp.	5,374	199,375

FOOD - 2.0%
John B Sanfilippo & Son, Inc. ^	4,536	333,396
Lancaster Colony Corp. ^	1,750	220,325
		553,721
GAS - 2.2%
Northwest Natural Gas Co. ^	5,080	302,768
Spire, Inc.	4,775	327,326
		630,094
HAND / MACHINE TOOLS - 1.1%
Regal Beloit Corp.	3,860	304,361

HEALTHCARE - PRODUCTS - 2.0%
Haemonetics Corp. * ^	6,850	286,878
Halyard Health, Inc.	7,000	276,500
		563,378
HEALTHCARE - SERVICES - 0.8%
LifePoint Health, Inc. *	3,730	231,820

HOME BUILDERS - 1.5%
M/I Homes, Inc. *	7,888	214,238
Taylor Morrison Home Corp. *	8,910	205,821
		420,059
HOUSEHOLD PRODUCTS / WARES - 1.6%
ACCO Brands Corp. *	16,869	240,383
Central Garden & Pet Co. * ^	5,737	216,859
		457,242
INSURANCE - 4.3%
American Equity Investment Life Holding Co.	11,476	272,211
Aspen Insurance Holdings Ltd.	4,840	253,374
First American Financial Corp.	7,240	314,288
Selective Insurance Group, Inc.	6,737	355,714
		1,195,587
INTERNET - 0.4%
FTD Cos, Inc. * ^	6,080	121,600

IRON / STEEL - 0.9%
Schnitzer Steel Industries, Inc.	13,967	263,976

LODGING - 0.5%
La Quinta Holdings, Inc. *	10,770	151,965

MEDIA - 0.9%
Scholastic Corp. ^	5,890	254,625

METAL FABRICATE / HARDWARE - 1.3%
Timken Co.	7,810	376,833

MISCELLANEOUS MANUFACTURING - 2.3%
ITT Corp. ^	7,750	326,508
Lydall, Inc. *	6,010	314,924
		641,432
OFFICE FURNISHINGS - 1.1%
Interface, Inc.	14,820	294,918

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund (Continued)
April 30, 2017

Security	Shares	Value
OIL & GAS - 2.5%
Laredo Petroleum, Inc.	16,980	$218,363
SM Energy Co.	10,900	246,231
Unit Corp. * ^	10,478	225,172
		689,766
OIL & GAS SERVICES - 1.7%
Gulf Island Fabrication, Inc. ^	9,720	96,714
Matrix Service Co. *	8,832	103,776
Oceaneering International, Inc. ^	7,430	196,078
TETRA Technologies, Inc. *	24,980	83,183
		479,751
PHARMACEUTICALS - 0.9%
Anika Therpeutics, Inc. * ^	5,433	250,624

REITS - 11.1%
Chimera Investment Corp.	14,750	300,310
CyrusOne, Inc. ^	6,060	331,118
DCT Industrial Trust, Inc.	6,024	304,573
Invesco Mortgage Capital, Inc.	17,450	284,610
LaSalle Hotel Properties ^	9,670	276,175
National Storage Affiliates Trust	7,700	188,650
Outfront Media, Inc.	10,600	277,296
PS Business Parks, Inc.	2,100	255,234
Ramco-Gershenson Properties Trust	12,860	171,424
Sabra Health Care REIT, Inc. ^	10,670	290,117
Tier REIT, Inc. ^	10,500	181,755
Washington Real Estate Investment Trust	8,590	272,045
		3,133,307
RETAIL - 2.0%
Big 5 Sporting Goods Corp. ^	7,893	121,552
Group 1 Automotive, Inc. ^	4,026	277,593
Party City Hold Co., Inc. * ^	10,800	172,800
		571,945
SAVINGS & LOANS - 3.4%
First Defiance Financial Corp.	2,693	144,453
Flagstar Bancorp, Inc. *	8,612	251,815
HomeStreet, Inc. * ^	10,535	273,910
Northwest Bancshares, Inc. ^	17,738	286,291
		956,469
SEMICONDUCTORS - 4.3%
Amkor Technology, Inc. *	32,000	376,960
Nanometrics, Inc. * ^	8,412	265,441
Photronics, Inc. * ^	22,000	253,000
Rambus, Inc. * ^	25,100	314,252
		1,209,653
Security	Shares	Value
SOFTWARE - 1.9%
MicroStrategy, Inc. *	1,560	296,665
Progress Software Corp.	8,151	242,248
		538,913
TELECOMMUNICATIONS - 1.7%
Sonus Networks, Inc. *	14,770	113,434
Spok Holdings, Inc.	8,460	151,857
West Corp.	8,020	214,054
		479,345
TRANSPORTATION - 0.7%
Hub Group, Inc. *	5,350	209,453

TOTAL COMMON STOCK - (Cost - $23,920,983)		26,930,812

EXCHANGE TRADED FUND - 3.6%
EQUITY FUND - 3.6%
iShares Russell 2000 Value ETF ^ (Cost - 1,014,893)	8,600	1,019,960

SHORT-TERM INVESTMENT - 0.6%
MONEY MARKET FUND - 0.6%
Invesco STIT-Treasury Portfolio Institutional - 0.27% +	162,015	162,015
(Cost - $162,015)

COLLATERAL FOR SECURITIES LOANED - 33.7%
Mount Vernon Prime Portfolio 1.12% +	9,469,175	9,469,175
(Cost - $9,469,175)

TOTAL INVESTMENTS - 133.6% (Cost - $34,567,066)		$37,581,962
LIABILITIES IN EXCESS OF OTHER ASSETS - (33.6)%		(9,440,871)
NET ASSETS - 100.0%		$28,141,091

REIT - Real Estate Investment Trust

^	All or a portion of these securities are on loan. Total loaned securities had a value of $9,020,898 at April 30, 2017.

*	Non Income producing security.

+	Variable rate security - interest rate is as April 30, 2017.

Portfolio Composition * - (Unaudited)
Financial	29.3%	Utilities	4.1%
Collateral for Securities Loaned	25.2%	Short-Term Investment	3.2%
Consumer, Non-Cyclical	11.1%	Energy	3.1%
Industrial	7.6%	Communications	2.3%
Technology	6.6%	Basic Materials	2.1%
Consumer, Cyclical	5.4%	Total	100.0%

*	Based on total value of investments as of April 30, 2017.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund
Message from the Sub-Adviser (Bailard, Inc.)

The U.S. Presidential election dominated headlines to begin the previous fiscal quarter. The Trump win was a sea change for many market participants who were blindsided by the outcome. This outcome came on the heels of extreme populism in Europe, which was highlighted by the “Brexit” vote in June 2016. Emerging markets stocks, as measured by the MSCI Emerging Markets Index, declined 7.3 percent in the first 14 days of the previous fiscal quarter, as many viewed President Trump’s proposed policies to promote isolationism and protectionism, which could potentially be detrimental to emerging markets stocks. To many investors surprise, the environment has been conducive for emerging markets stocks following the election. Since mid-November, emerging markets stocks rallied. Populism had little impact in the most recent fiscal quarter amid the Austrian, Dutch, and French elections, and combined with the tailwind of a weaker dollar, emerging markets stocks continued to rally in the most recent fiscal quarter. The Sub-Adviser believes that relative earnings in emerging markets countries are strong and profit margins are not yet in extreme ranges with plenty of room to grow. The strong performance in emerging markets has occurred despite political risk in Russia, Hungry, Latin America, and Asia.

The Sub-Adviser believes that across the landscape of investible countries, the great differences in culture, government policies, fiscal and monetary policy, politics and local trading create persistent mispricing opportunities that significantly affect the price of securities. The Sub-Adviser suggests that countries are a powerful contributing factor to stock returns, offer consistent dispersion and set the stage for an investor to profit by emphasizing a country selection strategy. As the Sub-Adviser focuses on individual countries and bottom-up stock selection within those countries, with overweights or underweights to economic sectors being largely incidental. Emerging markets stocks, as measured by the MSCI Emerging Markets Index, increased 8.9 percent over the most recent fiscal six month period ended April 30, 2017. The index underperformed its U.S. counterpart, as measured by the S&P 500 Index, which increased 13.3 percent over the same time period.

The Sub-Adviser’s country selection process is responsive to the current market environment and it results in a ranking of their most and least favorite countries. The largest underweight in the portfolio is the allocation to China. The Sub-Adviser is cognizant of the many changes in China, and the MSCI emerging markets index’s potential inclusion of Chinese mainland stocks in the future. Despite this potential, the Sub-Adviser maintained the underweight. This country allocation detracted from Fund performance over the most recent fiscal six-month period ended April 30, 2017. The Mexican peso has been one of the biggest losers in the post-election Trump era as Mexican stocks declined over 10 percent over the first fiscal quarter of the year, according to the MSCI Mexico Index. The Fund’s underweight position in Mexico positively contributed to Fund performance over the previous fiscal quarter. That underweight detracted from Fund performance in the most recent quarter as Mexican stocks increased 14.5 percent, as measured by the MSCI Mexico Index. The Sub-Adviser attributes the performance to a weakening dollar, as well as President Trump falling short early in his term on some of his perceived protectionist policies. The largest overweight in the portfolio is the allocation to Russia, which was also the largest contributor to Fund performance in the previous fiscal quarter. Over the most recent fiscal quarter, this allocation detracted from Fund performance as Russian equities decreased 4.5 percent, as measured by the MSCI Russia Index. A country allocation that detracted from relative Fund performance was the Fund’s allocation to Egypt. The Fund was overweight Egyptian securities as the Egypt Central Bank devalued its currency, pushing Egyptian equites down over 30 percent in the previous quarter, as measured by the MSCI Egypt index. Over the most recent fiscal quarter, Egyptian equities rebounded slightly, increasing 0.9 percent.

The Sub-Adviser’s security selection process selects from among the model’s highest ranked stocks, while preserving the country characteristics the country model seeks. Despite the Fund’s country allocation to China detracting from performance, stock selection within China positively contributed to Fund performance. A Chinese holding that had a positive impact on Fund performance was Geely Automobile Holdings LTD (175 HK) (holding percentage*: 1.92 percent) a popular car company in China. Geely Automobile Holdings LTD had a strong fiscal six-month period, increasing 30.9. The Sub-Adviser believes that the performance is attributed to strong sales and attractive margins, especially with their focus on high value sport utility vehicles. Additionally, Geely Automobile Holdings LTD acquisition of Volvo cars is paying off. Another Chinese holding that positively contributed to Fund performance was BYD Electronics (285 HK) (holding percentage*: 2.29 percent). BYD Electronics is an information technology company that constructs handset equipment. Over the fiscal six-month period, this position increased 93.6 percent, benefitting from strong Samsung Galaxy sales. A holding that detracted from Fund performance was the National Bank of Pakistan (NBP PA) (holding percentage*: 0.81 percent). The National Bank of Pakistan, a government owned bank which provides a wide range of banking and financial services to corporate, institutional, commercial, agricultural, industrial, and individual customers throughout Pakistan, declined 0.7 percent over the six-month period.

The Sub-Adviser believes Geopolitical risk is also present in Asia, Western Europe, and the United States. These political risks around the world will need to be monitored closely as these changes could potentially contribute to the volatility of many emerging markets countries. China has not been generating a large amount of its GDP growth through value added exports; rather it has been through investment in infrastructure and attempting to increase consumer demand. Investors are becoming accustomed to the slowdown in growth as the country transitions. The Sub-Adviser believes that the true risk is the potential for militarization in China. Despite these risks, the Sub-Adviser is optimistic for emerging markets stocks in the coming quarter and the rest of 2017 as long as investors correctly navigate through the upcoming geopolitical risks. The Sub-Adviser believes that the combination of a weak dollar, strong valuations in emerging markets, and quality earnings could act as a tailwind for emerging markets stocks. The Sub-Adviser believes that this environment is beneficial for the Fund’s “countries matter” investment philosophy. Additionally, favorable prices in commodities may also help boost emerging markets stocks.

* Holdings percentage(s) as of 4/30/2017.

Growth of $100,000 Investment

Total Returns as of April 30, 2017

			Annualized	Annualized	Annualized	Annualized Since Inception
	Six Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	9.43.%	17.75%	1.06%	0.42%	(0.66)%	5.37%
Class C	8.91%	16.61%	0.06%	(0.57)%	(1.65)%	4.34%
Class A with load of 5.75%	3.00%	10.62%	(1.14)%	(1.00)%	(1.49)%	(0.49)%*
Class A without load	9.29%	17.40%	0.82%	0.18%	(0.91)%	0.08%*
MSCI Emerging Markets Index (net)	8.88%	19.13%	1.79%	1.49%	2.47%	8.04%
Morningstar Diversified Emerging Markets Category	8.67%	17.57%	1.15%	1.50%	1.46%	7.00%

*	Class A commenced operations on January 3, 2007.

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.30% for Class N, 2.30% for Class C and 1.55% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund
April 30, 2017

Security	Shares	Value
COMMON STOCK - 95.4%
ADVERTISING - 0.5%
Smiles SA	12,000	$260,310

AGRICULTURE - 0.6%
Adecoagro SA *	30,000	332,700

AUTO MANUFACTURERS - 1.9%
Geely Automobile Holdings Ltd.	800,000	1,077,995

AUTO PARTS & EQUIPMENT - 0.9%
Weichai Power Co. Ltd.	312,000	505,602

BANKS - 20.0%
Agricultural Bank of China Ltd.	1,000,000	461,038
Banco Bradesco SA - ADR	40,000	422,000
Banco Macro SA -ADR ^	7,000	600,040
Bancolombia SA - ADR	15,000	592,350
China Construction Bank Corp.	1,250,000	1,014,684
China Merchants Bank Co. Ltd.	212,000	549,351
Commercial International Bank Egypt SAE - GDR	274,999	1,175,621
Credicorp Ltd.	5,000	768,300
FirstRand Ltd.	150,000	558,787
Industrial & Commercial Bank of China Ltd.	800,000	521,546
National Bank of Pakistan	750,000	456,274
OTP Bank PLC	53,000	1,490,855
Sberbank of Russia - ADR	120,000	1,426,800
Turkiye Is Bankasi	300,000	591,760
Woori Bank	45,000	590,081
		11,219,487
CHEMICALS - 6.6%
Engro Corp Ltd./Pakistan	300,000	1,009,714
Formosa Chemicals & Fibre Corp.	100,000	553,498
Kingboard Chemical Holdings Ltd.	225,000	810,434
Lotte Chemical Corp.	2,000	600,391
UPL Ltd.	60,000	751,804
		3,725,841
COMMERCIAL SERVICES - 0.9%
Qualicorp SA	75,000	527,542

COMPUTERS - 1.2%
Lite-On Technology Corp.	400,000	697,742

DISTRIBUTION / WHOLESALE - 1.2%
Hanwha Corp.	19,500	684,102

DIVERSIFIED FINANCIAL SERVICES - 2.9%
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	100,000	591,784
Fubon Financial Holding Co. Ltd.	350,000	547,898
Hana Financial Group, Inc.	15,000	515,176
		1,654,858
ELECTRIC - 0.6%
Transmissora Alianca de Energia Eletrica SA	48,000	352,032

ELECTRICAL COMPONENTS & EQUIPMENT - 2.1%
LG Electronics, Inc.	12,000	728,444
Walsin Lihwa Corp.	1,000,000	448,223
		1,176,667
Security	Shares	Value

ELECTRONICS - 3.9%
Hon Hai Precision Industry Co. Ltd.	462,000	$1,512,201
Micro-Star International Co. Ltd.	170,000	340,501
WPG Holdings Ltd.	300,000	380,294
		2,232,996
ENGINEERING & CONSTRUCTION - 0.9%
China Railway Group Ltd.	600,000	507,510

ENVIRONMENTAL CONTROL - 0.9%
China Water Affairs Group Ltd.	750,000	501,203

FOOD - 1.9%
M Dias Branco SA	19,500	297,182
Sao Martinho SA	75,000	412,420
SPAR Group Ltd.	25,000	336,454
		1,046,056
FOREST PRODUCTS & PAPER - 1.6%
Mondi Ltd.	15,000	388,342
Nine Dragons Paper Holdings Ltd.	450,000	485,359
		873,701
HOLDING COMPANIES - DIVERSIFIED - 0.9%
Tekfen Holding AS	200,000	515,222

HOME BUILDERS - 0.7%
MRV Engenharia e Participacoes SA	75,000	371,858

HOME FURNISHINGS - 0.8%
Arcelik AS	70,000	466,449

INSURANCE - 1.0%
China Life Insurance Co. Ltd.	600,000	558,666

INTERNET- 3.4%
MercadoLibre, Inc.	1,500	343,365
Tencent Holdings Ltd.	50,000	1,566,828
		1,910,193
IRON / STEEL- 1.1%
Severstal PAO - GDR	25,000	342,000
Vale SA	30,000	257,400
		599,400
LEISURE TIME - 0.6%
Bajaj Auto Ltd.	8,000	356,143

MINING - 1.0%
Cia de Minas Buenaventura SAA - ADR	45,000	540,450

OIL & GAS - 9.0%
China Petroleum & Chemical Corp.	650,000	527,889
Cosan SA Industria e Comercio	67,500	778,018
Ecopetrol SA - ADR *^	35,000	319,900
Gazprom OAO - ADR	120,000	568,800
Lukoil OAO - ADR	30,000	1,489,950
MOL Hungarian Oil & Gas PLC	7,500	564,466
Pakistan Petroleum Ltd.	200,000	302,978
SK Innovation Co. Ltd.	3,500	525,088
		5,077,089
PHARMACEUTICALS - 1.1%
Richter Gedeon Nyrt	25,000	605,686

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund (Continued)
April 30, 2017

Security	Shares	Value
REAL ESTATE - 3.2%
Country Garden Holdings Co. Ltd.	950,000	$903,591
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	400,000	332,044
Highwealth Construction Corp.	320,000	539,432
		1,775,067
RETAIL - 2.2%
JUMBO SA	6,180	97,472
Steinhoff International Holdings NV	60,000	304,770
Sun Art Retail Group Ltd.	550,000	566,696
Zhongsheng Group Holdings Ltd.	200,000	282,003
		1,250,941
SEMICONDUCTORS - 10.8%
Dongbu HiTek Co. Ltd. *	37,500	694,757
Powertech Technology, Inc.	180,000	564,701
Samsung Electronics Co. Ltd.	1,100	2,156,472
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR ^	80,000	2,645,600
		6,061,530
SOFTWARE - 3.7%
HCL Technologies Ltd.	40,000	506,051
NetEase, Inc. - ADR	6,000	1,592,340
		2,098,391
TELECOMMUNICATIONS - 5.3%
BYD Electronic International Co. Ltd.	840,000	1,282,217
China Mobile Ltd.	60,000	638,863
Far EasTone Telecommunications Co. Ltd.	160,000	394,008
Hellenic Telecommunications Organization SA	20,000	194,178
Vodacom Group Ltd.	40,000	451,717
		2,960,983
TRANSPORTATION - 1.5%
Rumo Logistica Operadora Multimodal SA *	200,000	547,080
Super Group Ltd. *	100,000	274,707
		821,787
WATER - 0.5%
Cia de Saneamento Basico do Estado de Sao Paulo	30,000	273,102

TOTAL COMMON STOCK (Cost - $43,490,826)		53,619,301
Security	Shares	Value
PREFERRED STOCK - 2.9%
BANKS - 0.9%
Banco Bradesco SA	15,000	$156,527
Itau Unibanco Holding SA	29,500	361,880
		518,407
CHEMICALS - 1.0%
Braskem SA	50,000	533,169

HOLDING COMPANIES - DIVERSIFIED - 1.0%
Itausa - Investimentos Itau SA - Preference	190,000	584,469

TOTAL PREFERRED STOCK (Cost - $1,390,523)		1,636,045

EXCHANGE TRADED FUND - 0.6%
EQUITY FUNDS - 0.6%
iShares MSCI All Peru Capped ETF (Cost - $299,207)	10,000	333,600

SHORT-TERM INVESTMENT - 0.8%
MONEY MARKET - 0.8%
First American Government Obligations Fund 0.33% +
(Cost - $487,270)	487,270	487,270

COLLATERAL FOR SECURITIES LOANED - 5.0%
Mount Vernon Prime Portfolio 1.12% + (Cost - $2,814,783)	2,814,783	2,814,783

TOTAL INVESTMENTS - 104.7% (Cost - $48,482,609) (a)		$58,890,999
LIABILITIES IN EXCESS OF OTHER ASSETS - (4.7)%		(2,666,242)
NET ASSETS - 100.0%		$56,224,757

ADR - American Depositary Receipt	ETF - Exchange Traded Fund

GDR - Global Depositary Receipt	NVDR - Non-Voting Depositary Receipt

*	Non-income producing security

^	All or a portion of these securities are on loan. Total loaned securities had a value of $3,565,540 at April 30, 2017.

+	Variable rate security. Interest rate is as of April 30, 2017.

Portfolio Composition * - (Unaudited)
China	18.3%	Hong Kong	5.1%
Taiwan	15.6%	Hungary	4.5%
Brazil	11.4%	South Africa	3.9%
South Korea	11.0%	Turkey	3.2%
Russia	6.5%	Other Countries	20.5%
		Total	100.0%

*	Based on total value of investments as of October 31, 2016.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund
Message from the Sub-Adviser (Pier Capital, LLC)

After boasting strong post-election performance in the first fiscal quarter, small cap growth stocks, as measured by the Russell 2000 Growth Index, experienced a moderately strong second fiscal quarter. During the most recent fiscal quarter, small cap growth stocks increased 5.6 percent. When combined with the 12.2 percent performance in the first fiscal quarter, the total six-month return was near 18.5 percent. The top three performing sectors during the most recent fiscal quarter were telecommunication services, healthcare, and materials. Two of the three strongest performing sectors in the previous fiscal quarter, financial services and energy, were the only two negative performers in the most recent fiscal quarter. While the financial services sector was only down 0.5 percent, the energy sector plummeted 24.5 percent. Similar to the previous fiscal quarter, the dispersion between the top-performing sector and the bottom-performing sector was extreme. However, in the previous fiscal quarter, the dispersion was 25.5 percent, while in the most recent fiscal quarter it was 46.7 percent. Fortunately, the sectors representing the highest and lowest performance in the most recent fiscal quarter only comprise 2 percent of the small cap growth space, and the majority of the other larger-weighted sectors performed with significantly less dispersion.

As the largest sector within the benchmark index, information technology has historically had a meaningful impact on the performance of small cap growth stocks. Similar to the first fiscal quarter, the information technology sector slightly lagged the benchmark, detracting 1.3 percent on a relative basis in the second fiscal quarter. However, this proved to be one of the strongest performing sectors for the Fund in the most recent fiscal quarter. This strong relative performance coupled with the Fund’s large overweight to this sector greatly contributed to the Fund’s performance relative to the benchmark index. Some holdings that performed well in the sector in the first fiscal quarter, such as Wix.com Ltd. (WIX) (holding percentage*: 1.01 percent), a company that offers a low-cost web development platform for small business owners and entrepreneurs to create professional-quality websites, continued to outperform both the sector and the benchmark as a whole during the second fiscal quarter. WIX increased 56.9 percent during the most recent fiscal quarter after increasing 31.4 percent in the previous fiscal quarter, for a combined return of 106.1 percent during the six-month period. Within this same sector, one of the poorer performers in the first fiscal quarter, Gigamon, Inc. (GIMO) (holding percentage**: 0.34 percent), which designs and markets networking products and solutions around the world, was a detractor from performance within the information technology sector in the second fiscal quarter. However, the Sub-Adviser exited the holding early in the second fiscal quarter as holding continued to decline after its 40.1 percent plummet in the first fiscal quarter.

After boasting markedly strong performance in the first fiscal quarter, the financial services sector was one of the only two negative sectors in the second fiscal quarter. The Sub-Adviser reduced the Fund’s exposure to the sector over the second fiscal quarter, exiting holdings such as Bank of the Ozarks (OZRK) (holding percentage**: 0.80 percent), the holding company for the bank of the same name that focuses on individuals and small to mid-sized businesses. After OZRK increased 48.9 percent in the first fiscal quarter, it declined 9.8 percent before the Sub-Adviser sold completely out of the position near the end of the second fiscal quarter. The generally negative performance in the financial services sector during the second fiscal quarter was primarily attributable to intermediate-term and long-term interest rates generally decreasing despite another increase in the Fed Funds Rate in March by the Federal Open Market Committee.

During the most recent fiscal quarter, the second-largest and second-best-performing sector within the benchmark index was the healthcare sector. During both fiscal quarters of the six-month period, the sector boasted a similar return in each fiscal quarter, as it increased 9.9 percent in the first fiscal quarter and then another 10.0 percent in the second fiscal quarter for a total return over the six-month period of almost 21 percent. Within this space, returns continued to be quite disparate within the Fund. For example, Surgery Partners, Inc. (SGRY) (holding percentage*: 0.43 percent), a surgical facility owner and operator of ambulatory surgery centers and surgery hospitals, decreased 7.0 percent during the second fiscal quarter. Conversely, Merit Medical Systems, Inc. (MMSI) (holding percentage*: 1.08 percent), a provider of disposable medical products used during interventional and diagnostic procedures, surged 32.7 percent during the most recent fiscal quarter. Both of these holdings experienced a meaningful difference in performance from the prior fiscal quarter, albeit in different directions, as SGRY and MMSI rose 14.9 percent and 15.7 percent in the previous fiscal quarter, respectively.

The Sub-Adviser remains aware of global concerns and how that may impact the competitive position of U.S. small cap growth companies with their global peers. The Sub-Adviser’s approach generally benefits from investors favoring earnings growth over macro trends. This most recent environment over the recent six-month period was primarily driven by investor sentiment surrounding excitement and concerns over the U.S. President’s comments and views on infrastructure spending in the U.S., to overhauling trade agreements abroad. Therefore, this environment was much more macro-oriented and the Sub-Adviser is hopeful that individual companies’ stories will begin to drive investor decisions going forward.

*	Holdings percentage(s) as of 4/30/2017.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of April 30, 2017

			Annualized			Annualized Since
	Six	One	Three	Annualized	Annualized	Inception
	Months	Year	Years	Five Years	Ten Years	(12/10/04)
Class N	15.32%	22.42%	7.11%	10.64%	7.71%	7.97%
Class C	14.70%	21.14%	6.04%	9.54%	6.63%	6.91%
Class A with load of 5.75%	8.50%	15.07%	4.74%	9.06%	6.80%	6.98%*
Class A without load	15.15%	22.06%	6.83%	10.36%	7.44%	7.60%*
Russell 2000 Growth Index	18.48%	24.06%	9.27%	12.89%	7.97%	8.53%
Morningstar Small Cap Growth Category	16.96%	22.89%	7.78%	11.00%	6.37%	7.32%

*	Class A commenced operations on January 3, 2007.

The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.24% for Class N, 2.24% for Class C and 1.49% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund
April 30, 2017

Security	Shares	Value
COMMON STOCK - 98.6%
BANKS - 0.9%
FCB Financial Holdings, Inc. * ^	6,613	$312,464

BIOTECHNOLOGY - 2.5%
Exact Sciences Corp. * ^	16,328	490,003
Foundation Medicine, Inc. * ^	4,703	166,956
Momenta Pharmaceuticals, Inc. *	17,289	248,097
		905,056
BUILDING MATERIALS - 2.5%
Apogee Enterprises, Inc.	6,048	329,616
Forterra, Inc. *	14,095	271,188
Summit Materials, Inc. *	12,469	319,955
		920,759
COMMERICAL SERVICES - 4.3%
Alarm.com Holdings, Inc. *	7,699	251,064
HealthEquity, Inc. * ^	7,621	346,908
Herc Holdings, Inc. *	6,541	297,419
Paylocity Holding Corp. * ^	8,220	324,197
Vantiv, Inc. *	5,885	365,105
		1,584,693
COMPUTERS - 6.8%
Electronics For Imaging, Inc. *	7,033	321,971
Globant SA * ^	9,172	347,527
KEYW Holding Corp. * ^	26,744	253,801
Kornit Digital Ltd. *	20,020	402,402
Mercury Systems, Inc. * ^	13,209	493,752
Virtusa Corp. *	10,010	310,110
Vocera Communications, Inc. *	15,206	385,624
		2,515,187
COSMETICS - 0.8%
elf Beauty, Inc. *	11,344	309,124

DISTRIBUTION/WHOLESALE - 1.4%
Beacon Roofing Supply, Inc. *	754	37,376
SiteOne Landscape Supply, Inc. * ^	10,311	492,969
		530,345
DIVERSIFIED FINANCIAL SERVICES - 1.1%
WageWorks, Inc. * ^	5,476	404,129

ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
Universal Display Corp. ^	3,755	335,509

ELECTRONICS - 1.9%
ESCO Technologies, Inc. ^	5,900	347,215
Orbotech Ltd. *	10,410	342,801
		690,016
ENGINEERING & CONSTRUCTION - 4.5%
Dycom Industries, Inc. * ^	3,009	317,931
Granite Construction, Inc.	9,562	504,013
MasTec, Inc. *	8,175	360,926
NV5 Global, Inc. *	4,258	164,785
Primoris Services Corp. ^	13,558	311,427
		1,659,082
ENTERTAINMENT - 2.9%
IMAX Corp. *	9,856	300,608
Red Rock Resorts, Inc.	14,085	329,307
Vail Resorts, Inc.	2,156	426,155
		1,056,070
Security	Shares	Value
FOOD - 1.3%
Hostess Brands, Inc. *	27,632	$473,612

HEALTHCARE-PRODUCTS - 8.7%
CryoLife, Inc. *	17,964	326,047
Glaukos Corp. * ^	8,876	421,876
Globus Medical, Inc. * ^	11,126	337,452
iRhythm Technologies, Inc. *	9,439	333,102
K2M Group Holdings, Inc. *	16,570	367,025
Merit Medical Systems, Inc.	11,822	398,401
Penumbra, Inc. * ^	4,164	355,814
Repligen Corp. *	9,432	347,003
West Pharmaceutical Services, Inc.	3,710	341,431
		3,228,151
HEALTHCARE-SERVICES - 0.4%
Surgery Partners, Inc. * ^	9,220	158,584

HOME BUILDERS - 3.0%
Installed Building Products, Inc. *	8,358	445,899
LGI Homes, Inc. * ^	9,887	314,703
TRI Pointe Group, Inc. * ^	26,969	335,764
		1,096,366
INTERNET - 6.4%
Chegg, Inc. * ^	19,695	177,452
Etsy, Inc. *	30,342	326,480
Ringcentral, Inc. * ^	13,061	417,299
Splunk, Inc. * ^	5,789	372,291
The Trade Desk, Inc. *	9,966	372,230
Wix.com Ltd.*	4,549	375,065
Zendesk, Inc. *	11,178	321,367
		2,362,184
LEISURE TIME - 0.9%
Planet Fitness, Inc. ^	16,251	338,021

MACHINERY-DIVERSIFIED - 0.9%
Ichor Holdings Ltd. *	8,103	157,198
Welbilt, Inc. *	7,867	161,273
		318,471
METAL FABRICATE/HARDWARE - 0.7%
Mueller Water Products, Inc.	23,772	267,435

MINING - 0.8%
US Silica Holdings, Inc.	6,835	283,652

MISCELLANEOUS MANUFACTURING - 1.8%
Fabrinet *	9,758	338,310
John Bean Technologies Corp. ^	3,619	320,824
		659,134
OIL & GAS - 2.8%
Callon Petroleum Co. *	25,539	302,382
Matador Resources Co. * ^	11,623	251,987
PDC Energy, Inc. *	3,800	209,874
Resolute Energy Corp. * ^	7,513	281,362
		1,045,605
OIL & GAS SERVICES - 1.5%
Keane Group, Inc. * ^	18,015	248,967
MRC Global, Inc. * ^	17,455	318,205
		567,172

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund (Continued)
April 30, 2017

Security	Shares	Value
PHARMACEUTICALS - 2.8%
Collegium Pharmaceutical, Inc. * ^	23,445	$229,995
DexCom, Inc. *	2,131	166,133
Eagle Pharmaceuticals, Inc. * ^	4,167	377,489
Patheon NV *	10,227	275,209
		1,048,826
RETAIL - 6.1%
BMC Stock Holdings, Inc.*	14,771	344,164
Bojangles’, Inc. * ^	12,024	263,927
Five Below, Inc. * ^	7,847	385,445
Habit Restaurants, Inc. * ^	16,392	309,809
Jack in the Box, Inc.	3,147	320,900
Ollie’s Bargain Outlet Holdings, Inc. * ^	12,430	476,069
Wingstop, Inc. ^	5,665	166,721
		2,267,035
SAVINGS & LOANS - 0.8%
Sterling Bancorp.	12,401	288,323

SEMICONDUCTORS - 8.7%
Advanced Micro Devices, Inc. * ^	31,760	422,408
Cavium, Inc. * ^	5,172	356,092
Inphi, Corp. * ^	3,798	157,313
Mellanox Technologies Ltd. * ^	6,355	299,956
MKS Instruments, Inc.	4,987	390,233
Monolithic Power Systems, Inc.	4,428	405,162
Nanometrics, Inc. * ^	7,627	240,670
NVIDIA Corp.	2,986	311,440
Power Integrations, Inc.	4,760	313,922
Semtech Corp. *	9,805	334,841
		3,232,037
SOFTWARE - 16.2%
Box, Inc. * ^	18,920	326,181
Broadsoft, Inc. * ^	9,685	371,904
Callidus Software, Inc. * ^	15,714	330,780
Coupa Software, Inc. *	10,893	302,281
Electronic Arts, Inc. * ^	5,271	499,796
Everbridge, Inc. *	17,034	395,359
HubSpot, Inc. *	6,137	411,486
Instructure, Inc. *	10,252	245,023
Medidata Solutions, Inc. * ^	4,934	322,832
Security	Shares	Value
SOFTWARE (CONTINUED) - 16.2%
MINDBODY, Inc. * ^	13,518	$383,235
MuleSoft, Inc. *	14,144	325,878
New Relic, Inc. * ^	8,977	358,900
Red Hat, Inc.*	2,158	190,077
ServiceNow, Inc.*	4,295	405,792
Take-Two Interactive Software, Inc.* ^	8,247	518,324
Talend SA - ADR *	13,619	406,800
Tyler Technologies, Inc. * ^	1,098	179,622
		5,974,270
TELECOMMUNICATIONS - 1.6%
ORBCOMM, Inc. *	25,337	244,249
Quantenna Communications, Inc. * ^	17,910	329,544
		573,793
TRANSPORTATION - 2.7%
Air Transport Services Group, Inc. *	18,485	339,939
Old Dominion Freight Line, Inc.	3,831	339,121
Swift Transportation Co. * ^	12,541	308,258
		987,318

TOTAL COMMON STOCK (Cost - $31,430,734)		36,392,423

SHORT-TERM INVESTMENT - 1.6%
MONEY MARKET FUND - 1.6%
Fidelity Institutional Money Market Funds -
Government Portfolio, 0.60% +	573,892	573,892
TOTAL SHORT-TERM INVESTMENT (Cost - $573,892)

COLLATERAL FOR SECURITIES LOANED - 34.0%
Mount Vernon Prime Portfolio, 1.12% + (Cost - $12,589,867)	12,589,687	12,589,867

TOTAL INVESTMENTS - 134.2% (Cost - $44,594,493)		$49,556,182
LIABILITIES LESS OTHER ASSETS - (34.2)%		(12,574,776)
NET ASSETS - 100.0%		$36,981,406

^	All or a portion of these securities are on loan. Total loaned securities had a value of $12,206,112 at April 30, 2017.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of April 30, 2017.

ADR - American Depositary Receipt.

Portfolio Composition * - (Unaudited)
Collateral For Securities Loaned	25.4%	Communication	5.2%
Technology	24.3%	Field Energy	3.3%
Consumer, Non-Cyclical	15.6%	Financial	2.0%
Industrial	11.7%	Short-Term Investment	1.2%
Consumer, Cyclical	10.7%	Basic Materials	0.6%
		Total	100.0%

*	Based on total value of investments as of April 30,2017.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2017

		Dunham	Dunham				Dunham
	Dunham	Corporate /	Monthly	Dunham	Dunham	Dunham	International
	Floating Rate	Government	Distribution	Dynamic Macro	High-Yield	Alternative	Opportunity
	Bond Fund	Bond Fund	Fund	Fund	Bond Fund	Dividend Fund	Bond Fund
Assets:
Investments in securities, at cost	$141,434,658	$62,627,642	$251,362,382	$38,652,042	$119,358,032	$37,669,851	$29,087,572
Investments in securities, at value	$142,112,536	$63,159,109	$252,750,716	$42,071,829	$123,989,928	$37,690,129	$28,284,968
Foreign currency, at value (Cost $134,168, $745, $8,228 and $35,245 respectively)	—	—	131,515	758	—	8,228	35,523
Deposits with brokers	—	—	9,530,000	—	—	—	155,217
Unrealized appreciation on futures	—	—	—	476,160	—	—	39,157
Cash	—	5,888	61,488,106	—	—	—	—
Receivable for securities sold	2,258,804	149,657	29,196,739	—	249,900	6,050,354	—
Interest and dividends receivable	1,071,905	476,661	126,276	4,507	1,486,530	119,813	228,522
Receivable for fund shares sold	461,402	59,535	247,047	25,521	40,827	—	32,261
Receivable for open forward foreign currency contracts	—	—	25,130	—	—	—	39,087
Prepaid expenses and other assets	7,659	35,890	99,163	37,623	34,103	59,321	19,515
Total Assets	145,912,306	63,886,740	353,594,692	42,616,398	125,801,288	43,927,845	28,834,250

Liabilities:
Option contracts written (premiums received $512,867 and $27,631, respectively)	—	—	751,247	7,682	—	—	—
Payable upon return of securities loaned	1,493,995	7,407,183	41	2,819,526	26,541,345	—	—
Securities sold short (proceeds $90,598,599)	—	—	90,450,668	—	—	—	—
Unrealized depreciation on futures	—	—	—	257,425	—	—	10,452
Payable for dividends on short sales	—	—	143,664	—	—	—	—
Payable to broker for futures	—	—	—	838,975	—	—	—
Payable for securities purchased	10,127,444	249,249	20,725,695	131,253	—	6,328,231	—
Payable for fund shares redeemed	7,471	3,678	321,165	1,611	18,738	—	2,111
Payable for open forward foreign currency contracts	—	—	—	—	—	—	95,369
Distributions payable	1,495	606	56,081	—	11,683	—	—
Payable to adviser	65,156	22,919	126,998	20,207	48,679	20,041	14,041
Payable to sub-adviser	14,913	20,572	93,773	26,065	32,453	9,250	8,692
Payable for distribution fees	4,343	5,089	9,204	3,364	3,228	83	1,305
Payable for administration fees	12,233	6,727	11,651	2,215	7,758	1,814	3,590
Payable for fund accounting fees	3,234	1,416	5,819	3,884	2,418	1,611	808
Payable for transfer agent fees	2,234	3,283	1,819	2,352	1,120	1,560	2,350
Payable for custody fees	1,627	4,205	38,977	1,758	1,336	1,681	3,200
Payable for non 12b-1 shareholder servicing fees	1,918	2,593	16,585	2,300	5,949	300	1,268
Accrued expenses and other liabilities	2,884	14,985	177,401	10,373	19,827	53,409	9,233
Total Liabilities	11,738,947	7,742,505	112,930,788	4,128,990	26,694,534	6,417,980	152,419

Net Assets	$134,173,359	$56,144,235	$240,663,904	$38,487,408	$99,106,754	$37,509,865	$28,681,831

Net Assets:
Paid in capital	$136,076,602	$57,437,057	$260,579,422	$38,424,655	$106,375,229	$37,893,551	$31,035,011
Accumulated net investment income (loss)	5,745	(118,777)	(5,802,473)	(78,295)	35,252	204,210	(15,212)
Accumulated net realized loss on investments, options, securities sold short, futures, swap contracts, and foreign currency transactions	(2,560,226)	(1,705,512)	(15,917,489)	(3,502,023)	(11,935,623)	(608,174)	(1,509,660)
Net unrealized appreciation (depreciation) on investments, options, securities sold short, futures, swap contracts, and foreign currency translations	651,238	531,467	1,804,444	3,643,071	4,631,896	20,278	(828,308)

Net Assets	$134,173,359	$56,144,235	$240,663,904	$38,487,408	$99,106,754	$37,509,865	$28,681,831

Net Asset Value Per Share
Class N Shares:
Net Assets	$114,385,756	$47,299,659	$164,678,911	$31,724,408	$80,575,272	$36,540,996	$24,852,052
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	11,729,569	3,439,485	4,526,419	3,251,051	8,811,317	3,070,722	2,756,887
Net asset value, offering and redemption price per share	$9.75	$13.75	$36.38	$9.76	$9.14	$11.90	$9.01

Class A Shares:
Net Assets	$14,041,021	$5,361,079	$39,567,827	$4,865,868	$10,681,173	$35,251	$2,517,108
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,440,845	390,278	1,115,237	500,537	1,166,981	2,963	280,745
Net asset value and redemption price per share *	$9.74	$13.74	$35.48	$9.72	$9.15	$11.90	$8.97
Front-end sales charge factor	0.9425	0.9550	0.9425	0.9425	0.9550	0.9425	0.9550
Offering price per share (Net asset value per share / front-end sales charge factor)	$10.33	$14.39	$37.64	$10.31	$9.58	$12.62	$9.39

Class C Shares:
Net Assets	$5,746,582	$3,483,497	$36,417,166	$1,897,132	$7,850,309	$933,618	$1,312,671
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	589,391	255,302	1,247,616	202,112	855,681	78,619	148,583
Net asset value, offering and redemption price per share	$9.75	$13.64	$29.19	$9.39	$9.17	$11.88	$8.83

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
April 30, 2017

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Appreciation &	Large Cap	Large Cap	International	Real Estate	Small Cap	Markets	Small Cap
	Income Fund	Value Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund
Assets:
Investments in securities, at cost	$18,952,195	$62,798,949	$67,272,286	$90,270,340	$38,623,062	$34,567,066	$48,482,609	$44,594,493
Investments in securities, at value	$19,555,606	$73,495,912	$88,354,985	$102,186,957	$43,075,944	$37,581,962	$58,890,999	$49,556,182
Foreign currency, at value (Cost $447,632 and $1,814, respectively)	—	—	—	447,214	—	—	1,814	—
Receivable for securities sold	—	264,024	539,123	376,767	187,385	—	—	784,102
Interest and dividends receivable	97,056	75,625	9,786	621,171	22,409	8,268	168,606	3,958
Receivable for fund shares sold	9,102	70,327	43,287	76,170	23,424	21,527	31,642	12,235
Receivable for open forward foreign currency contracts	—	—	—	708	—	—	—	—
Prepaid expenses and other assets	38,605	39,298	52,154	38,899	41,032	41,978	31,058	29,437
Total Assets	19,700,369	73,945,186	88,999,335	103,747,886	43,350,194	37,653,735	59,124,119	50,385,914

Liabilities:
Payable upon return of securities loaned	1,224,363	12,593,374	16,495,595	3,719,420	10,034,923	9,469,175	2,814,783	12,589,867
Payable for securities purchased and foreign currency transactions	—	—	357,636	383,113	278,954	—	—	778,607
Payable for fund shares redeemed	645	2,455	4,967	5,912	1,196	1,000	1,953	1,170
Distributions Payable	4,429	—	—	—	—	—	—	—
Payable to adviser	9,971	32,626	37,554	52,104	18,052	14,816	29,878	19,352
Payable to sub-adviser	2,286	6,149	12,136	51,327	1,947	3,611	11,711	3,011
Payable for distribution fees	1,350	6,057	3,987	16,322	1,728	3,597	6,303	1,768
Payable for administration fees	1,341	3,226	3,386	9,049	1,399	1,973	3,583	1,929
Payable for fund accounting fees	457	1,644	1,721	1,677	688	909	2,202	787
Payable for transfer agent fees	2,641	2,420	1,641	2,634	1,461	1,997	2,098	586
Payable for custody fees	1,113	2,250	182	23,096	2,056	1,999	4,524	2,458
Payable for non 12b-1 shareholder servicing fees	428	750	272	697	484	2,118	1,247	381
Payable for line of credit	—	—	22,000	—	—	—	—	—
Accrued expenses and other liabilities	40,773	9,924	8,302	6,519	5,631	11,449	21,080	4,592
Total Liabilities	1,289,797	12,660,875	16,949,379	4,271,870	10,348,519	9,512,644	2,899,362	13,404,508

Net Assets	$18,410,572	$61,284,311	$72,049,956	$99,476,016	$33,001,675	$28,141,091	$56,224,757	$36,981,406

Net Assets:
Paid in capital	$20,465,785	$50,955,782	$53,661,381	$90,566,398	$28,551,959	$22,318,427	$57,477,051	$30,193,251
Accumulated net investment income (loss)	(133,803)	163,391	(634,074)	1,057,282	297,685	45,331	(233,845)	(214,863)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,524,821)	(531,825)	(2,060,050)	(4,056,414)	(300,851)	2,762,437	(11,426,999)	2,041,329
Net unrealized appreciation on investments and foreign currency translations	603,411	10,696,963	21,082,699	11,908,750	4,452,882	3,014,896	10,408,550	4,961,689

Net Assets	$18,410,572	$61,284,311	$72,049,956	$99,476,016	$33,001,675	$28,141,091	$56,224,757	$36,981,406

Net Asset Value Per Share
Class N Shares:
Net Assets	$12,640,958	$48,823,264	$54,150,175	$81,526,744	$26,016,513	$21,451,566	$46,499,209	$27,776,797
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,550,942	3,672,394	3,072,997	5,205,763	1,677,657	1,300,004	3,397,173	1,569,955
Net asset value, offering and redemption price per share	$8.15	$13.29	$17.62	$15.66	$15.51	$16.50	$13.69	$17.69

Class A Shares:
Net Assets	$2,763,319	$7,406,779	$11,753,524	$12,026,561	$4,131,262	$3,997,908	$6,908,612	$6,526,189
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	339,500	559,074	676,171	772,225	264,116	244,324	515,660	381,615
Net asset value, and redemption price per share *	$8.14	$13.25	$17.38	$15.57	$15.64	$16.36	$13.40	$17.10
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$8.64	$14.06	$18.44	$16.52	$16.59	$17.36	$14.21	$18.14

Class C Shares:
Net Assets	$3,006,295	$5,054,268	$6,146,257	$5,922,711	$2,853,900	$2,691,617	$2,816,936	$2,678,420
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	376,655	397,571	367,951	397,978	192,741	180,982	221,316	182,550
Net asset value, offering and redemption price per share	$7.98	$12.71	$16.70	$14.88	$14.81	$14.87	$12.73	$14.67

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2017

		Dunham	Dunham				Dunham
	Dunham	Corporate /	Monthly	Dunham	Dunham	Dunham	International
	Floating Rate	Government	Distribution	Dynamic Macro	High-Yield	Alternative	Opportunity
	Bond Fund	Bond Fund	Fund	Fund	Bond Fund	Dividend Fund	Bond Fund

Investment Income:
Interest income	$3,046,604	$972,313	$469,552	$27,429	$2,849,578	$4,950	$180,225
Dividend income	44,838	8,018	2,019,204	184,446	1,446	980,064	—
Securities lending income	—	16,907	—	19,113	49,530	—	—
Less: Foreign withholding taxes	—	—	(2,270)	—	—	(2,976)	—
Total Investment Income	3,091,442	997,238	2,486,486	230,988	2,900,554	982,038	180,225

Operating Expenses:
Investment advisory fees	356,505	134,583	764,200	112,482	290,117	102,345	81,627
Sub-advisory fees	220,997	80,750	862,231	129,787	193,410	91,579	61,220
Sub-advisory performance fees	(97,211)	30,271	78,236	(28,907)	(34,937)	(54,914)	(25,416)
Fund accounting fees	8,617	8,447	42,996	7,919	26,552	4,606	2,683
Distribution fees- Class C Shares	19,684	12,191	185,953	9,211	28,529	3,453	4,450
Distribution fees- Class A Shares	14,697	6,034	53,792	5,088	13,074	11	2,757
Administration fees	65,919	49,951	76,593	11,023	34,877	10,756	27,666
Registration fees	22,315	14,874	44,054	14,079	13,389	22,315	9,378
Transfer agent fees	12,887	11,863	19,268	11,190	11,971	8,547	4,607
Custodian fees	9,494	9,417	36,010	4,672	4,479	7,289	22,550
Professional fees	10,984	9,677	12,400	7,933	13,173	42,327	9,241
Chief Compliance Officer fees	4,333	4,401	22,093	2,635	6,471	2,306	1,087
Printing and postage expense	8,984	7,533	65,268	4,477	4,039	3,680	3,477
Trustees’ fees	13,204	1,625	11,770	1,092	4,095	1,646	954
Insurance expense	433	681	21,575	206	1,904	308	650
Non 12b-1 shareholder servicing fees	58	1,475	18,483	1,475	6,273	2,480	475
Dividend expenses on short sales	—	—	666,689	—	—	—	—
Security borrowing fees	—	—	186,975	—	—	—	—
Miscellaneous expenses	4,948	3,600	9,695	5,729	3,058	4,834	1,789
Total Operating Expenses	676,848	387,373	3,178,281	300,091	620,474	253,568	209,195
Less: Expense reduction by commission recapture agreement	—	—	—	—	—	(52,140)	—
Net Operating Expenses	676,848	387,373	3,178,281	300,091	620,474	201,428	209,195

Net Investment Income (Loss)	2,414,594	609,865	(691,795)	(69,103)	2,280,080	780,610	(28,970)

Realized and Unrealized Gain (Loss) on Investments, Futures, Options Purchased, Securities Sold Short, Written Options, Swap Contracts, Foreign Currency Transactions, Capital Gain Distribution from Regulated Investment Companies, and Foreign Currency Exchange Contracts:
Net realized gain (loss) from:
Investments	(426,569)	34,902	16,739,539	350,822	775,817	454,751	(57,631)
Futures	—	—	—	(171,109)	—	—	(50,818)
Options purchased	—	—	(4,344,025)	(1,416,076)	—	(912,908)	—
Securities sold short	—	—	(13,792,674)	—	—	—	—
Written options	—	—	1,944,044	—	—	—	—
Swap contracts	—	—	3,307,398	—	—	—	—
Foreign currency transactions	—	—	—	(63,770)	—	—	(319,480)
Foreign currency exchange contracts	—	—	205,553	—	—	—	16,558
Net change in unrealized appreciation (depreciation) on:
Investments	917,680	(643,322)	(1,361,827)	1,647,806	1,528,883	388,095	(240,165)
Futures	—	—	—	33,491	—	—	64,228
Options purchased	—	—	670,284	487,752	—	—	—
Securities sold short	—	—	5,987,857	—	—	—	—
Written options	—	—	91,278	28,578	—	—	—
Swap contracts	—	—	(422,216)	—	—	—	—
Foreign currency translations	—	—	(8,293)	(26,487)	—	—	3,522
Foreign currency exchange contracts	—	—	(671)	—	—	—	(80,637)
Net Realized and Unrealized Gain (Loss)	491,111	(608,420)	9,016,247	871,007	2,304,700	(70,062)	(664,423)

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,905,705	$1,445	$8,324,452	$801,904	$4,584,780	$710,548	$(693,393)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited) (Continued)
For the Six Months Ended April 30, 2017

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Appreciation &	Large Cap	Large Cap	International	Real Estate	Small Cap	Markets	Small Cap
	Income Fund	Value Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund

Investment Income:
Interest income	$153,644	$2,162	$1,437	$2,815	$875	$892	$—	$1,474
Dividend income	121,976	708,190	126,234	1,393,935	633,801	265,960	618,505	68,153
Securities lending income	1,537	14,828	35,013	26,601	11,221	11,210	2,525	39,259
Less: Foreign withholding taxes	—	—	—	(151,251)	—	—	(82,656)	(179)
Total Investment Income	277,157	725,180	162,684	1,272,100	645,897	278,062	538,374	108,707

Operating Expenses:
Investment advisory fees	69,687	191,287	211,528	304,029	105,625	93,314	173,853	111,853
Sub-advisory fees	54,411	88,287	113,900	302,409	65,000	64,602	133,733	86,041
Sub-advisory performance fees	(24,768)	(54,965)	(48,262)	(51,254)	(58,839)	(47,568)	23,139	(83,329)
Fund accounting fees	10,938	9,050	9,366	13,951	4,060	4,283	9,050	8,149
Distribution fees- Class C Shares	11,566	24,499	27,089	30,709	11,029	12,339	15,909	8,982
Distribution fees- Class A Shares	4,038	8,705	13,107	13,607	5,376	5,257	7,694	7,558
Administration fees	12,930	18,717	16,357	37,467	8,727	10,726	22,191	9,035
Registration fees	12,397	14,584	2,480	22,388	19,836	14,692	21,544	14,066
Transfer agent fees	9,669	12,224	9,730	14,361	9,758	9,567	11,056	8,977
Custodian fees	2,795	8,900	5,885	77,634	6,571	6,333	29,067	8,129
Professional fees	9,896	9,053	8,756	11,551	10,342	8,715	12,977	8,563
Chief Compliance Officer fees	2,413	4,646	5,160	7,456	1,240	2,387	4,425	2,048
Printing and postage expense	2,975	4,473	9,406	8,233	3,720	3,977	4,622	3,822
Trustees’ fees	1,386	1,580	3,114	2,682	879	822	—	1,538
Insurance expense	907	740	5,989	934	237	389	545	447
Interest expense	—	—	—	—	—	—	17,478	—
Non 12b-1 shareholder servicing fees	3,960	1,475	1,855	1,475	4,422	1,475	1,475	3,960
Miscellaneous expenses	2,179	4,100	5,222	2,666	3,385	2,969	3,610	1,381
Total Operating Expenses	187,379	347,355	400,682	800,298	201,368	194,279	492,368	201,220
Less: Expense reduction by commission recapture agreement	—		(6,796)	—	—	(5,268)	—	(1,520)
Net Operating Expenses	187,379	347,355	393,886	800,298	201,368	189,011	492,368	199,700

Net Investment Income (Loss)	89,778	377,825	(231,202)	471,802	444,529	89,051	46,006	(90,993)

Realized and Unrealized Gain (Loss) on Investments, Options Purchased and Foreign Currency Purchased Transactions:
Net realized gain (loss) from:
Investments	(363,480)	1,280,931	(185,290)	2,343,954	135,740	2,810,763	(126,373)	2,486,796
Foreign currency transactions	—	—	—	10,098	—	—	(4,532)	—
Foreign currency exchange contracts	—	—	—	(41,908)	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	1,219,840	4,177,802	7,628,168	6,132,253	(34,282)	2,217,993	5,017,830	2,492,580
Foreign currency translations	—	—	—	4,828	—	—	(2,451)	—
Foreign currency exchange contracts	—	—	—	431	—	—		—
Net Realized and Unrealized Gain	856,360	5,458,733	7,442,878	8,449,656	101,458	5,028,756	4,884,474	4,979,376

Net Increase in Net Assets Resulting From Operations	$946,138	$5,836,558	$7,211,676	$8,921,458	$545,987	$5,117,807	$4,930,480	$4,888,383

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Floating Rate		Corporate/Government		Monthly Distribution		Dynamic Macro		High-Yield
	Bond Fund		Bond Fund		Fund		Fund		Bond Fund
	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2017	Oct. 31, 2016	April 30, 2017	Oct. 31, 2016	April 30, 2017	Oct. 31, 2016	April 30, 2017	Oct. 31, 2016	April 30, 2017	Oct. 31, 2016
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$2,414,594	$3,109,603	$609,865	$1,347,329	$(691,795)	$617,646	$(69,103)	$(39,696)	$2,280,080	$4,740,490
Net realized gain (loss) from investments, futures options purchased, securities sold short, written options, swap contracts foreign currency transactions and foreign currency exchange contracts	(426,569)	(1,050,725)	34,902	(391,669)	4,059,835	(14,494,286)	(1,300,133)	(1,307,984)	775,817	(4,616,046)
Capital gain distributions from regulated investment	—	—	—	—	—	—	—	16,065	—	—
Net change in unrealized appreciation (depreciation) on investments, futures, options purchased, securities sold short, written options foreign currency transactions, and foreign currency translations	917,680	2,127,148	(643,322)	1,137,437	4,956,412	17,075,950	2,171,140	326,835	1,528,883	4,880,003
Net Increase (Decrease) in Net Assets Resulting From Operations	2,905,705	4,186,026	1,445	2,093,097	8,324,452	3,199,310	801,904	(1,004,780)	4,584,780	5,004,447

Distributions to Shareholders From:
Net Realized Gains:
Class N	—	—	—	—	(2,977,785)	—	—	—	—	—
Class A	—	—	—	—	(826,469)	—	—	—	—	—
Class C	—	—	—	—	(872,562)	—	—	—	—	—
Net Investment Income:
Class N	(2,108,420)	(2,713,303)	(577,039)	(1,222,601)	—	(2,340,282)	—	—	(2,007,271)	(3,843,760)
Class A	(228,743)	(304,360)	(55,030)	(133,317)	—	(932,730)	—	—	(248,569)	(486,798)
Class C	(84,274)	(106,752)	(29,063)	(75,263)	—	(825,662)	—	—	(156,789)	(351,832)
Distributions From Paid In Capital:
Class N	—	—	—	—	—	(2,992,066)	—	—	—	—
Class A	—	—	—	—	—	(1,107,072)	—	—	—	—
Class C	—	—	—	—	—	(1,018,406)	—	—	—	—
Total Distributions to Shareholders	(2,421,437)	(3,124,415)	(661,132)	(1,431,181)	(4,676,816)	(9,216,218)	—	—	(2,412,629)	(4,682,390)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	28,300,327	31,114,732	6,273,933	12,243,447	25,919,341	33,193,976	6,158,816	9,668,935	9,603,970	11,238,721
Class A	4,810,487	4,944,773	1,380,755	2,890,580	7,073,352	10,795,276	1,497,391	2,600,999	1,845,772	2,527,980
Class C	2,825,416	1,700,297	534,730	925,221	3,773,275	6,193,711	241,295	1,008,278	730,659	1,389,655
Reinvestment of distributions
Class N	2,107,574	2,712,469	576,180	1,221,719	2,912,671	5,121,998	—	—	1,983,198	3,778,722
Class A	218,597	282,009	52,227	120,244	701,188	1,739,112	—	—	153,491	405,699
Class C	83,957	105,282	28,150	71,622	727,800	1,495,861	—	—	208,262	302,390
Cost of shares redeemed
Class N	(10,652,812)	(13,814,046)	(7,004,545)	(7,944,853)	(19,773,834)	(46,252,134)	(3,759,017)	(8,718,724)	(10,965,804)	(15,743,954)
Class A	(1,958,478)	(3,023,031)	(853,869)	(3,065,377)	(14,525,219)	(39,725,577)	(626,071)	(1,876,087)	(2,032,722)	(2,742,308)
Class C	(1,732,165)	(884,861)	(404,786)	(1,378,310)	(7,546,647)	(17,096,041)	(505,088)	(752,842)	(950,590)	(3,228,961)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	24,002,903	23,137,624	582,775	5,084,293	(738,073)	(44,533,818)	3,007,326	1,930,559	576,236	(2,072,056)

Total Increase (Decrease) in Net Assets	24,487,171	24,199,235	(76,912)	5,746,209	2,909,563	(50,550,726)	3,809,230	925,779	2,748,387	(1,749,999)

Net Assets:
Beginning of Period	109,686,188	85,486,953	56,221,147	50,474,938	237,754,341	288,305,067	34,678,178	33,752,399	96,358,367	98,108,366
End of Period *	$134,173,359	$109,686,188	$56,144,235	$56,221,147	$240,663,904	$237,754,341	$38,487,408	$34,678,178	$99,106,754	$96,358,367
* Includes accumulated net investment income (loss) at end of period	$5,745	$12,588	$(118,777)	$3,392	$(5,802,473)	$(1,211,967)	$(78,295)	$(9,192)	$35,252	$167,801

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Alternative		International Opportunity		Appreciation &		Large Cap		Focused Large Cap
	Dividend Fund		Bond Fund		Income Fund		Value Fund		Growth Fund
	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended	Period Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2017	October 31, 2016^	April 30, 2017	Oct. 31, 2016	April 30, 2017	Oct. 31, 2016	April 30, 2017	Oct. 31, 2016	April 30, 2017	Oct. 31, 2016
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$780,610	$27,264	$(28,970)	$111,654	$89,778	$687,222	$377,825	$929,784	$(231,202)	$(491,313)
Net realized gain (loss) from investments and foreign currency transactions	(458,157)	(150,017)	(411,371)	(745,497)	(363,480)	(2,201,104)	1,280,931	(1,062,540)	(185,290)	(1,355,084)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	388,095	(367,817)	(253,052)	2,249,812	1,219,840	851,564	4,177,802	1,012,440	7,628,168	(1,728,147)
Net Increase (Decrease) in Net Assets Resulting From Operations	710,548	(490,570)	(693,393)	1,615,969	946,138	(662,318)	5,836,558	879,684	7,211,676	(3,574,544)

Distributions to Shareholders From:
Net Realized Gains:
Class N	—	—	—	—	—	(403,190)	—	(11,078,720)	—	(291,262)
Class A	—	—	—	—	—	(86,592)	—	(1,618,488)	—	(56,919)
Class C	—	—	—	—	—	(104,911)	—	(1,560,943)	—	(33,681)
Net Investment Income:
Class N	(595,911)	—	(247,203)	(26,161)	(520,043)	(786,055)	(801,099)	(494,656)	—	—
Class A	(196)	—	(22,172)	(1,468)	(99,320)	(158,001)	(46,820)	(56,644)	—	—
Class C	(10,734)	—	(12,501)	(112)	(70,590)	(157,682)	(105,682)	(12,668)	—	—
Total Distributions to Shareholders	(606,841)	—	(281,876)	(27,741)	(689,953)	(1,696,431)	(953,601)	(14,822,119)	—	(381,862)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	13,937,165	24,751,166	4,342,134	5,357,077	1,651,748	2,852,756	4,871,969	7,574,814	11,526,950	12,060,706
Class A	35,639	12	776,451	929,673	373,499	754,836	1,600,633	1,925,829	2,668,021	4,522,263
Class C	522,677	424,059	266,313	349,149	101,110	993,090	451,511	739,554	1,419,961	1,855,230
Reinvestment of distributions
Class N	495,047	—	247,134	26,161	508,555	1,183,251	781,846	11,569,073	—	289,776
Class A	196	—	21,649	1,390	83,738	190,060	103,998	1,655,337	—	55,382
Class C	10,368	—	12,501	111	64,382	230,784	46,631	1,571,854	—	30,681
Cost of shares redeemed
Class N	(1,932,446)	(333,069)	(3,599,094)	(13,978,227)	(6,615,946)	(5,730,350)	(5,748,993)	(7,907,047)	(14,114,471)	(9,460,088)
Class A	(12)	—	(336,103)	(2,163,714)	(1,373,177)	(1,189,036)	(1,415,206)	(2,032,040)	(1,693,537)	(3,121,382)
Class C	(14,013)	(61)	(123,492)	(840,513)	(387,601)	(2,555,588)	(710,605)	(1,737,158)	(818,680)	(1,722,420)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	13,054,621	24,842,107	1,607,493	(10,318,893)	(5,593,692)	(3,270,197)	(18,216)	13,360,216	(1,011,756)	4,510,148

Total Increase (Decrease) in Net Assets	13,158,328	24,351,537	632,224	(8,730,665)	(5,337,507)	(5,628,946)	4,864,741	(582,219)	6,199,920	553,742

Net Assets:
Beginning of Period	24,351,537	—	28,049,607	36,780,272	23,748,079	29,377,025	56,419,570	57,001,789	65,850,036	65,296,294
End of Period *	$37,509,865	$24,351,537	$28,681,831	$28,049,607	$18,410,572	$23,748,079	$61,284,311	$56,419,570	$72,049,956	$65,850,036
* Includes accumulated net investment income (loss) at end of period	$204,210	$30,441	$(15,212)	$(24,355)	$(133,803)	$466,372	$163,391	$739,093	$(634,074)	$(402,872)

^	Dunham Alternative Dividend Fund commenced operations on August 31, 2016.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	International		Real Estate		Small Cap		Emerging Markets		Small Cap
	Stock Fund		Stock Fund		Value Fund		Stock Fund		Growth Fund
	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2017	Oct. 31, 2016	April 30, 2017	Oct. 31, 2016	April 30, 2017	Oct. 31, 2016	April 30, 2017	Oct. 31, 2016	April 30, 2017	Oct. 31, 2016
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$471,802	$951,682	$444,529	$678,696	$89,051	$142,836	$46,006	$850,585	$(90,993)	$(182,879)
Net realized gain (loss) from investments and foreign currency transactions	2,312,144	(5,590,409)	135,740	5,144,472	2,810,763	1,004,619	(130,905)	(3,164,352)	2,486,796	(256,335)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	6,137,512	4,553,684	(34,282)	(2,930,583)	2,217,993	114,680	5,015,379	6,286,989	2,492,580	383,831

Net Increase (Decrease) in Net Assets Resulting From Operations	8,921,458	(85,043)	545,987	2,892,585	5,117,807	1,262,135	4,930,480	3,973,222	4,888,383	(55,383)

Distributions to Shareholders From:
Net Realized Gains:
Class N	—	—	(3,870,471)	(2,998,341)	(742,732)	(721,628)	—	—	—	(1,889,987)
Class A	—	—	(626,758)	(955,297)	(158,717)	(123,232)	—	—	—	(500,800)
Class C	—	—	(485,899)	(377,983)	(81,547)	(87,966)	—	—	—	(305,357)
Net Investment Income:
Class N	—	(43,319)	(494,155)	(353,676)	(150,908)	(13,002)	(796,221)	(286,567)	—	—
Class A	—	—	(57,154)	(86,476)	(22,646)	—	(95,754)	(20,580)	—	—
Class C	—	—	(35,575)	(4,842)	—	—	(39,475)	—	—	—
Distributions From Paid In Capital:
Class N	—	—	—	—	—	—	—	—	—	(54,926)
Class A	—	—	—	—	—	—	—	—	—	(14,554)
Class C	—	—	—	—	—	—	—	—	—	(8,874)
Total Distributions to Shareholders	—	(43,319)	(5,570,012)	(4,776,615)	(1,156,550)	(945,828)	(931,450)	(307,147)	—	(2,774,498)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	7,469,832	11,593,024	3,881,236	4,921,239	2,830,606	3,216,505	4,863,147	10,467,796	4,620,473	8,676,971
Class A	2,459,118	3,460,232	943,333	1,598,423	1,846,941	946,333	1,842,645	2,816,620	2,162,706	1,105,692
Class C	415,314	1,189,320	221,903	836,149	577,522	367,054	264,643	929,078	482,105	438,741
Reinvestment of distributions
Class N	—	43,140	4,259,930	3,276,127	871,348	734,047	775,603	286,387	—	1,940,454
Class A	—	—	657,161	1,027,941	177,734	119,701	93,730	20,108	—	363,529
Class C	—	—	464,142	351,559	81,120	87,856	39,226	—	313,976
Cost of shares redeemed
Class N	(11,896,746)	(9,905,060)	(3,894,324)	(14,843,844)	(7,649,844)	(4,020,261)	(8,937,189)	(10,120,339)	(6,557,594)	(5,872,142)
Class A	(1,800,271)	(2,206,684)	(5,995,072)	(3,203,589)	(2,335,009)	(1,114,590)	(1,818,530)	(1,487,050)	(2,038,817)	(1,667,965)
Class C	(1,520,800)	(1,909,025)	(578,178)	(1,626,251)	(518,242)	(606,898)	(1,106,586)	(1,010,559)	(280,465)	(1,405,211)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(4,873,553)	2,264,947	(39,869)	(7,662,246)	(4,117,824)	(270,253)	(3,983,311)	1,902,041	(1,611,592)	3,894,045

Total Increase (Decrease) in Net Assets	4,047,905	2,136,585	(5,063,894)	(9,546,276)	(156,567)	46,054	15,719	5,568,116	3,276,791	1,064,164

Net Assets:
Beginning of Period	95,428,111	93,291,526	38,065,569	47,611,845	28,297,658	28,251,604	56,209,038	50,640,922	33,704,615	32,640,451
End of Period*	$99,476,016	$95,428,111	$33,001,675	$38,065,569	$28,141,091	$28,297,658	$56,224,757	$56,209,038	$36,981,406	$33,704,615
* Includes accumulated net investment income (loss) at end of period	$1,057,282	$(161,564)	$297,685	$440,040	$45,331	$129,834	$(233,845)	$528,087	$(214,863)	$(123,870)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each Period.

			Class N
	Six Months Ended		Year Ended October 31,
	April 30, 2017		2016	2015	2014*
	(Unaudited)

Net asset value, beginning of period	$9.70		$9.60	$9.87	$10.00
Income (loss) from investment operations:
Net investment income**	0.20		0.33	0.32	0.29
Net realized and unrealized gain (loss)	0.05		0.10	(0.27)	(0.15)
Total income from investment operations	0.25		0.43	0.05	0.14
Less distributions:
Distributions from net investment income	(0.20)		(0.33)	(0.32)	(0.27)
Total distributions	(0.20)		(0.33)	(0.32)	(0.27)
Net asset value, end of period	$9.75		$9.70	$9.60	$9.87
Total return +	2.47%		4.63%	0.51%	1.43%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$114,386		$94,219	$73,316	$63,120
Ratios of expenses to average net assets: ^	1.08%		1.34%	1.27%	1.27%
Ratios of net investment income to average net assets:^	4.10%		3.24%	3.24%	2.87%
Portfolio turnover rate	53	% (1)	62%	51%	50%

			Class A					Class C
	Six Months Ended		Year Ended October 31,			Six Months Ended		Year Ended October 31,
	April 30, 2017		2016	2015	2014*	April 30, 2017		2016	2015	2014*
	(Unaudited)					(Unaudited)

Net asset value, beginning of period	$9.70		$9.59	$9.87	$10.00	$9.69		$9.59	$9.86	$10.00
Income (loss) from investment operations:
Net investment income**	0.19		0.31	0.30	0.28	0.17		0.26	0.24	0.22
Net realized and unrealized gain (loss)	0.03		0.11	(0.28)	(0.16)	0.05		0.10	(0.26)	(0.16)
Total income (loss) from investment operations	0.22		0.42	0.02	0.12	0.22		0.36	(0.02)	0.06
Less distributions:
Distributions from net investment income	(0.18)		(0.31)	(0.30)	(0.25)	(0.16)		(0.26)	(0.25)	(0.20)
Total distributions	(0.18)		(0.31)	(0.30)	(0.25)	(0.16)		(0.26)	(0.25)	(0.20)
Net asset value, end of period	$9.74		$9.70	$9.59	$9.87	$9.75		$9.69	$9.59	$9.86
Total return +	2.33%		4.49%	0.16%	1.20%	2.25%		3.87%	(0.23)%	0.63%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$14,041		$10,923	$8,598	$13,664	$5,747		$4,545	$3,573	$3,888
Ratios of expenses to average net assets: ^	1.33%		1.59%	1.52%	1.52%	1.83%		2.10%	2.02%	2.02%
Ratios of net investment income to average net assets:^	3.85%		3.49%	2.99%	2.84%	3.35%		2.74%	2.49%	2.24%
Portfolio turnover rate	53	% (1)	62%	51%	50%	53	% (1)	62%	51%	50%

*	The Fund commenced operations on November 1, 2013.

**	The net investment income per share data was determined using the average shares outstanding throughout each year

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2017	2016	2015	2014	2013	2012
	(Unaudited)

Net asset value, beginning of period	$13.92	$13.75	$14.14	$14.07	$14.74	$14.32
Income from investment operations:
Net investment income*	0.16	0.36	0.42	0.38	0.37	0.36
Net realized and unrealized gain (loss)	(0.16)	0.19	(0.37)	0.16	(0.36)	0.77
Total income from investment operations	0.00	0.55	0.05	0.54	0.01	1.13
Less distributions:
Distributions from net investment income	(0.17)	(0.38)	(0.44)	(0.42)	(0.41)	(0.42)
Distributions from net realized gains	—	—	—	(0.05)	(0.27)	(0.29)
Total distributions	(0.17)	(0.38)	(0.44)	(0.47)	(0.68)	(0.71)
Net asset value, end of period	$13.75	$13.92	$13.75	$14.14	$14.07	$14.74
Total return +#	0.02%	4.09%	0.36%	3.85%	0.09%	8.10%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$47,300	$48,025	$41,989	$43,888	$81,201	$103,912
Ratios of expenses to average net assets:	1.37%	1.13%	1.06%	1.37%	1.21%	1.14%
Ratios of net investment income to average net assets:	2.34%	2.61%	3.00%	2.69%	2.56%	2.50%
Portfolio turnover rate	23%	58%	54%	60%	173%	211%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2017	2016	2015	2014	2013	2012	April 30, 2017	2016	2015	2014	2013	2012
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$13.90	$13.73	$14.13	$14.06	$14.73	$14.31	$13.81	$13.65	$14.05	$13.98	$14.64	$14.23
Income (loss) from investment operations:
Net investment income*	0.14	0.33	0.38	0.35	0.34	0.29	0.11	0.26	0.31	0.27	0.26	0.27
Net realized and unrealized gain (loss)	(0.15)	0.19	(0.37)	0.15	(0.36)	0.79	(0.16)	0.18	(0.37)	0.16	(0.35)	0.74
Total income (loss) from investment operations	(0.01)	0.52	0.01	0.50	(0.02)	1.08	(0.05)	0.44	(0.06)	0.43	(0.09)	1.01
Less distributions:
Distributions from net investment income	(0.15)	(0.35)	(0.41)	(0.38)	(0.38)	(0.37)	(0.12)	(0.28)	(0.34)	(0.31)	(0.30)	(0.31)
Distributions from net realized gains	—	—	—	(0.05)	(0.27)	(0.29)	—	—	—	(0.05)	(0.27)	(0.29)
Total distributions	(0.15)	(0.35)	(0.41)	(0.43)	(0.65)	(0.66)	(0.12)	(0.28)	(0.34)	(0.36)	(0.57)	(0.60)
Net asset value, end of period	$13.74	$13.90	$13.73	$14.13	$14.06	$14.73	$13.64	$13.81	$13.65	$14.05	$13.98	$14.64
Total return + #	(0.03)%	3.86%	0.04%	3.59%	(0.15)%	7.78%	(0.34)%	3.27%	(0.45)%	3.08%	(0.59)%	7.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$5,361	$4,832	$4,788	$3,684	$6,888	$3,598	$3,483	$3,364	$3,698	$3,690	$7,733	$9,007
Ratios of expenses to average net assets:^	1.62%	1.38%	1.31%	1.62%	1.46%	1.39%	2.12%	1.88%	1.81%	2.12%	1.96%	1.89%
Ratios of net investment income to average net assets:^	2.08%	2.40%	2.74%	2.44%	2.37%	2.25%	1.58%	1.89%	2.27%	1.94%	1.80%	1.75%
Portfolio turnover rate (1)	23%	58%	54%	60%	173%	211%	23%	58%	54%	60%	173%	211%

*	The net investment income per share data was determined using the average shares outstanding throughout each year

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period

			Class N
	Six Months Ended		Year Ended October 31,
	April 30, 2017		2016	2015	2014	2013	2012
	(Unaudited)

Net asset value, beginning of period	$35.74		$36.36	$38.16	$38.47	$37.22	$35.87
Income (loss) from investment operations:
Net investment income (loss)*	(0.18)		0.14	(0.18)	0.17	0.36	0.14
Net realized and unrealized gain (loss)	1.51		0.49	(0.39)	1.35	2.13	2.41
Total income (loss) from investment operations	1.33		0.63	(0.57)	1.52	2.49	2.55
Less distributions:
Distributions from net investment income	—		(0.55)	—	—	(0.41)	(0.22)
Distributions from net realized gains	(0.69)		—	(0.80)	(1.59)	(0.83)	(0.32)
Tax return of capital	—		(0.70)	(0.43)	(0.24)	0.00	(0.66)
Total distributions	(0.69)		(1.25)	(1.23)	(1.83)	(1.24)	(1.20)
Net asset value, end of period	$36.38		$35.74	$36.36	$38.16	$38.47	$37.22
Total return +	3.68%		1.79%	(1.53)%	4.01%	6.75%	7.19%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$164,679		$153,084	$163,843	$156,964	$161,347	$127,346
Ratios of expenses to average net assets:
After waivers ^	3.05%		1.85%	2.09%	2.53%	2.23%	2.75%
Dividends/borrowings on short sales ^	0.57%		0.61%	0.47%	0.59%	0.24%	0.52%
Excluding dividends/borrowings on short sales:
Before fee waivers ^	2.48%		1.26%	2.17%	2.11%	2.10%	2.23%
After fee waivers ^	2.48%		1.24%	1.62%	1.94%	1.99%	2.23%
Ratios of net investment income (loss) to average net assets:
Before fee waivers ^	(0.97)%		0.39%	(0.56)%	0.26%	0.84%	0.39%
After fee waivers ^	(0.97)%		0.40%	(0.48)%	0.43%	0.95%	0.39%
Portfolio turnover rate	126	% (1)	208%	155%	229%	227%	205%

	Class A									Class C
	Six Months Ended		Year Ended October 31,					Six Months Ended		Year Ended October 31,
	April 30, 2017		2016	2015	2014	2013	2012	April 30, 2017		2016	2015	2014	2013	2012
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$34.90		$35.63	$37.52	$37.95	$36.82	$35.58	$28.94		$29.99	$32.01	$32.87	$32.29	$31.55
Income (loss) from investment operations:
Net investment income (loss)*	(0.20)		0.13	(0.27)	0.07	0.24	0.03	(0.28)		(0.14)	(0.46)	(0.20)	(0.07)	(0.18)
Net realized and unrealized gain (loss)	1.47		0.39	(0.39)	1.33	2.13	2.40	1.22		0.34	(0.33)	1.17	1.89	2.09
Total income (loss) from investment operations	1.27		0.52	(0.66)	1.40	2.37	2.43	0.94		0.20	(0.79)	0.97	1.82	1.91
Less distributions:
Distributions from net investment income	—		(0.55)	—	—	(0.41)	(0.21)	—		(0.55)	—	—	(0.41)	(0.19)
Distributions from net realized gains	(0.69)		—	(0.80)	(1.59)	(0.83)	(0.32)	(0.69)		—	(0.80)	(1.59)	(0.83)	(0.32)
Tax return of capital	—		(0.70)	(0.43)	(0.24)	0.00	(0.66)	—		(0.70)	(0.43)	(0.24)	0.00	(0.66)
Total distributions	(0.69)		(1.25)	(1.23)	(1.83)	(1.24)	(1.19)	(0.69)		(1.25)	(1.23)	(1.83)	(1.24)	(1.17)
Net asset value, end of period	$35.48		$34.90	$35.63	$37.52	$37.95	$36.82	$29.19		$28.94	$29.99	$32.01	$32.87	$32.29
Total return +	3.57%		1.54%	(1.80)%	3.74%	6.50%	6.92%	3.16%		0.75%	(2.53)%	2.99%	5.71%	6.13%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$39,568		$45,552	$74,247	$79,132	$68,427	$51,485	$36,417		$39,118	$50,215	$48,193	$37,577	$30,206
Ratios of expenses to average net assets:
After waivers ^	3.30%		2.06%	2.33%	2.78%	2.48%	3.00%	4.05%		2.83%	3.09%	3.53%	3.23%	3.75%
Dividends/borrowings on short sales ^	0.57%		0.59%	0.47%	0.59%	0.24%	0.52%	0.57%		0.60%	0.47%	0.59%	0.24%	0.52%
Excluding dividends/borrowings on short sales:
Before fee waivers ^	2.73%		1.49%	2.42%	2.36%	2.34%	2.48%	3.48%		2.24%	3.16%	3.11%	3.10%	3.23%
After fee waivers ^	2.73%		1.48%	1.86%	2.19%	2.24%	2.48%	3.48%		2.23%	2.62%	2.94%	2.99%	3.23%
Ratios of net investment income (loss) to average net assets:
Before fee waivers ^	(1.13)%		0.36%	(0.79)%	0.01%	0.52%	0.14%	(1.94)%		(0.50)%	(1.54)%	(0.74)%	(0.32)%	(0.61)%
After fee waivers ^	(1.13)%		0.37%	(0.71)%	0.18%	0.63%	0.14%	(1.94)%		(0.48)%	(1.46)%	(0.57)%	(0.21)%	(0.61)%
Portfolio turnover rate	126	% (1)	208%	155%	229%	227%	205%	126	% (1)	208%	155%	229%	227%	205%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period

		Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2017	2016	2015	2014	2013	2012
	(Unaudited)

Net asset value, beginning of period	$9.55	$9.81	$9.65	$9.67	$9.95	$10.10
Income from investment operations:
Net investment income (loss) *	(0.05)	(0.00)	(0.14)	0.19	0.33	0.30
Net realized and unrealized gain (loss) **	0.26	(0.26)	0.30	(0.02)	(0.25)	0.02
Total income from investment operations	0.21	(0.26)	0.16	0.17	0.08	0.32
Less distributions:
Distributions from net investment income	—	—	—	(0.19)	(0.33)	(0.35)
Tax return of capital	—	—	—	—	(0.03)	(0.12)
Total distributions	—	—	—	(0.19)	(0.36)	(0.47)
Net asset value, end of period	$9.76	$9.55	$9.81	$9.65	$9.67	$9.95
Total return + #	1.88%	(2.68)%	1.66%	1.80%	0.80%	3.29%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$31,724	$28,650	$28,518	$11,758	$7,185	$9,002
Ratios of expenses to average net assets:	2.29%	1.63%	2.15%	1.90%	1.67%	2.28%
Ratios of net investment income (loss) to average net assets:	(0.96)%	(0.03)%	(1.37)%	1.96%	3.35%	2.94%
Portfolio turnover rate	6%	54%	70%	238%	292%	418%

		Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2017	2016	2015	2014	2013	2012	April 30, 2017	2016	2015	2014	2013	2012
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$9.52	$9.81	$9.68	$9.70	$9.98	$10.06	$9.23	$9.58	$9.52	$9.56	$9.86	$9.96
Income (loss) from investment operations:
Net investment income (loss) *	(0.06)	(0.02)	(0.14)	0.18	0.31	0.26	(0.09)	(0.09)	(0.26)	0.11	0.23	0.17
Net realized and unrealized gain (loss) **	0.26	(0.27)	0.27	(0.04)	(0.25)	0.03	0.25	(0.26)	0.32	(0.04)	(0.26)	0.05
Total income (loss) from investment operations	0.20	(0.29)	0.13	0.14	0.06	0.29	0.16	(0.35)	0.06	0.07	(0.03)	0.22
Less distributions:
Distributions from net investment income	—	—	—	(0.16)	(0.31)	(0.25)	—	—	—	(0.11)	(0.24)	(0.20)
Tax return of capital	—	—	—	—	(0.03)	(0.12)	—	—	—	—	(0.03)	(0.12)
Total distributions	—	—	—	(0.16)	(0.34)	(0.37)	—	—	—	(0.11)	(0.27)	(0.32)
Net asset value, end of period	$9.72	$9.52	$9.81	$9.68	$9.70	$9.98	$9.39	$9.23	$9.58	$9.52	$9.56	$9.86
Total return + #	1.82%	(2.95)%	1.34%	1.52%	0.55%	3.00%	1.40%	(3.66)%	0.63%	0.78%	(0.29)%	2.27%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$4,866	$3,897	$3,296	$1,729	$1,782	$2,230	$1,897	$2,131	$1,938	$1,712	$2,053	$1,786
Ratios of expenses to average net assets ^	2.54%	1.88%	2.40%	2.15%	1.92%	2.53%	3.29%	2.63%	3.15%	2.90%	2.67%	3.28%
Ratios of net investment income (loss) to average net assets:^	(1.26)%	(0.26)%	(1.63)%	1.92%	3.13%	2.69%	(1.89)%	(1.02)%	(2.35)%	1.19%	2.38%	1.94%
Portfolio turnover rate (1)	6%	54%	70%	238%	292%	418%	6%	54%	70%	238%	292%	418%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

**	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2015 and 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period

			Class N
			Year Ended
	Six Months Ended		October 31,
	April 30, 2017		2016	2015	2014	2013	2012
	(Unaudited)

Net asset value, beginning of period	$8.94		$8.92	$9.51	$9.61	$9.52	$9.08
Income (loss) from investment operations:
Net investment income*	0.22		0.44	0.44	0.46	0.47	0.53
Net realized and unrealized gain (loss)	0.21		0.02	(0.59)	(0.10)	0.09	0.44
Total income (loss) from investment operations	0.43		0.46	(0.15)	0.36	0.56	0.97
Less distributions:
Distributions from net investment income	(0.23)		(0.44)	(0.44)	(0.46)	(0.47)	(0.53)
Total distributions	(0.23)		(0.44)	(0.44)	(0.46)	(0.47)	(0.53)
Net asset value, end of period	$9.14		$8.94	$8.92	$9.51	$9.61	$9.52
Total return +	4.83%		5.39%	(1.63)%	3.77%	6.05%	10.96%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$80,575		$78,194	$78,654	$102,412	$134,487	$114,810
Ratios of expenses to average net assets: ^	1.20%		1.08%	1.02%	1.09%	1.11%	1.23%
Ratios of net investment income to average net assets: ^	4.80%		5.09%	4.77%	4.72%	4.89%	5.70%
Portfolio turnover rate	30	% (1)	62%	51%	62%	94%	58%

			Class A							Class C
			Year Ended							Year Ended
	Six Months Ended		October 31,					Six Months Ended		October 31,
	April 30, 2017		2016	2015	2014	2013	2012	April 30, 2017		2016	2015	2014	2013	2012
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$9.02		$8.99	$9.58	$9.68	$9.59	$9.15	$8.88		$8.86	$9.46	$9.55	$9.47	$9.04
Income (loss) from investment operations:
Net investment income*	0.20		0.42	0.41	0.44	0.45	0.51	0.18		0.37	0.37	0.38	0.40	0.47
Net realized and unrealized gain (loss)	0.14		0.03	(0.59)	(0.10)	0.09	0.44	0.30		0.02	(0.60)	(0.08)	0.08	0.43
Total income (loss) from investment operations	0.34		0.45	(0.18)	0.34	0.54	0.95	0.48		0.39	(0.23)	0.30	0.48	0.90
Less distributions:
Distributions from net investment income	(0.21)		(0.42)	(0.41)	(0.44)	(0.45)	(0.51)	(0.19)		(0.37)	(0.37)	(0.39)	(0.40)	(0.47)
Total distributions	(0.21)		(0.42)	(0.41)	(0.44)	(0.45)	(0.51)	(0.19)		(0.37)	(0.37)	(0.39)	(0.40)	(0.47)
Net asset value, end of period	$9.15		$9.02	$8.99	$9.58	$9.68	$9.59	$9.17		$8.88	$8.86	$9.46	$9.55	$9.47
Total return +	3.85%		5.21%	(1.88)%	3.49%	5.74%	10.70%	5.40%		4.65%	(2.47)%	3.13%	5.17%	10.19%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$10,681		$10,478	$10,224	$22,022	$19,888	$13,722	$7,850		$7,687	$9,231	$11,652	$13,741	$14,457
Ratios of expenses to average net assets: ^	1.45%		1.33%	1.27%	1.34%	1.36%	1.48%	1.95%		1.83%	1.77%	1.84%	1.86%	1.98%
Ratios of net investment income to average net assets: ^	4.55%		4.84%	4.52%	4.47%	4.64%	5.45%	4.05%		4.34%	4.02%	3.97%	4.15%	4.95%
Portfolio turnover rate	30	% (1)	62%	51%	62%	94%	58%	30	% (1)	62%	51%	62%	94%	58%

*	The net investment income per share data was determined using the average shares outstanding throughout each year

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Dividend Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout the Period;

	Class N		Class A		Class C
	Six Months Ended	Period Ended	Six Months Ended	Period Ended	Six Months Ended	Period Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2017	2016*	2017	2016*	2017	2016*
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value, beginning of period	$11.72	$12.00	$11.72	$12.00	$11.71	$12.00
Income (loss) from investment operations:
Net investment income**	0.30	0.02	0.37	0.08	0.24	0.01
Net realized and unrealized gain (loss)	0.11	(0.30)	0.03	(0.36)	0.10	(0.30)
Total income (loss) from investment operations	0.41	(0.28)	0.40	(0.28)	0.34	(0.29)
Less distributions:
Distributions from net investment income	(0.23)	—	(0.22)	—	(0.17)	—
Total distributions	(0.23)	—	(0.22)	—	(0.17)	—
Net asset value, end of period	$11.90	$11.72	$11.90	$11.72	$11.88	$11.71
Total return +	3.44%	(2.33)%	3.39%	(2.33)%	2.93%	(2.42)%
Ratios/Supplemental Data:
Net assets, end of period	$36,541	$23,934	$35	$12	$934	$418
Ratios of expenses to average net assets:
Before commission recapture ^	1.59%	1.88%	1.84%	2.61%	2.59%	2.74%
After commission recapture ^	1.26%	1.88%	1.51%	2.61%	2.26%	2.74%
Ratios of net investment income to average net assets:
Before commission recapture ^	4.64%	0.86%	4.39%	4.18%	3.64%	0.44%
After commission recapture ^	4.97%	0.86%	4.72%	4.18%	3.97%	0.44%
Portfolio turnover rate (1)	286%	41%	286%	41%	286%	41%

*	The Fund commenced operations on August 31, 2016

**	The net investment income per share data was determined using the average shares outstanding throughout the period

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding for each period

		Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2017	2016		2015	2014*
	(Unaudited)
Net asset value, beginning of period	$9.37	$8.92		$9.64	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	(0.01)	0.04		0.05	0.07
Net realized and unrealized gain (loss)	(0.26)	0.42		(0.77)	(0.37)
Total income (loss) from investment operations	(0.27)	0.46		(0.72)	(0.30)
Less distributions:
Distributions from net investment income	—	(0.01)		—	—
Distributions from net realized gains	(0.09)	0.00		0.00
Tax return of capital	—	—		—	(0.06)
Total distributions	(0.09)	(0.01)		—	(0.06)
Net asset value, end of period	$9.01	$9.37		$8.92	$9.64
Total return + #	(2.78)%	5.14%		(7.42)%	(2.99)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$24,852	$24,728		$31,935	$42,440
Ratios of expenses to average net assets	1.49%	1.28%		1.38%	1.38%
Ratios of net investment income (loss) to average net assets	(0.17)%	0.41%		0.52%	0.66%
Portfolio turnover rate	21%	64%		52%	60%

	Class A					Class C
	Six Months Ended	Year Ended October 31,				Six Months Ended	Year Ended October 31,
	April 30, 2017	2016		2015	2014*	April 30, 2017	2016		2015	2014*
	(Unaudited)					(Unaudited)
Net asset value, beginning of period	$9.32	$8.90		$9.64	$10.00	$9.22	$8.84		$9.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	(0.02)	0.01		0.02	0.04	(0.04)	(0.03)		(0.02)	(0.01)
Net realized and unrealized gain (loss)	(0.24)	0.41		(0.76)	(0.36)	(0.26)	0.41		(0.76)	(0.36)
Total income (loss) from investment operations	(0.26)	0.42		(0.74)	(0.32)	(0.30)	0.38		(0.78)	(0.37)
Less distributions:
Distributions from net investment income	—	(0.00	) (a)	—	—	—	(0.00	) (a)	—	—
Distributions from net realized gains	(0.09)	0.00		0.00	(0.09)	0.00
Tax return of capital	—	—		—	(0.04)	—	—		—	(0.01)
Total distributions	(0.09)	(0.00	) (a)	—	(0.04)	(0.09)	(0.00	) (a)	—	(0.01)
Net asset value, end of period	$8.97	$9.32		$8.90	$9.64	$8.83	$9.22		$8.84	$9.62
Total return + #	(2.69)%	4.77%		(7.65)%	(3.22)%	(3.15)%	4.31%		(8.11)%	(3.72)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$2,517	$2,118		$3,208	$3,513	$1,313	$1,204		$1,638	$1,879
Ratios of expenses to average net assets ^	1.74%	1.53%		1.63%	1.63%	2.24%	2.03%		2.13%	2.13%
Ratios of net investment income (loss) to average net assets ^	(0.42)%	0.10%		0.29%	0.41%	(0.91)%	(0.33)%		(0.24)%	(0.09)%
Portfolio turnover rate (1)	21%	64%		52%	60%	21%	64%		52%	60%

*	The Fund commenced operations on November 1, 2013.

**	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year

(a)	Represents less than $0.01 per share.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions

^	Annualized for periods less than one year.

(1)	Not annualized for period less than one year

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period

			Class N
			Year Ended
	Six Months Ended		October 31,
	April 30, 2017		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value, beginning of period	$8.05		$8.75	$10.88	$10.09	$8.90	$8.86
Income (loss) from investment operations:
Net investment income*	0.04		0.23	0.27	0.11	0.16	0.10
Net realized and unrealized gain (loss)	0.31		(0.39)	(0.51)	0.83	1.28	0.05
Total income (loss) from investment operations	0.35		(0.16)	(0.24)	0.94	1.44	0.15
Less distributions:
Distributions from net investment income	(0.25)		(0.36)	(0.17)	(0.15)	(0.25)	(0.11)
Distributions from net realized gains	0.00		(0.18)	(1.72)	—	—	—
Total distributions	(0.25)		(0.54)	(1.89)	(0.15)	(0.25)	(0.11)
Net asset value, end of period	$8.15		$8.05	$8.75	$10.88	$10.09	$8.90
Total return +	4.42%		(1.92)%	(2.67)%	9.37%	16.59%	1.83%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$12,641		$16,929	$20,210	$18,576	$15,855	$23,843
Ratios of expenses to average net assets: ^	1.57%		1.42%	1.34%	1.44%	1.39%	1.60%
Ratios of net investment income to average net assets: ^	1.01%		2.83%	2.83%	1.07%	1.70%	1.13%
Portfolio turnover rate	83	% (1)	96%	82%	129%	62%	51%

	Class A							Class C
			Year Ended							Year Ended
	Six Months Ended		October 31,					Six Months Ended		October 31,
	April 30, 2017		2016	2015	2014	2013	2012	April 30, 2017		2016	2015	2014	2013	2012
	(Unaudited)							(Unaudited)
Net asset value, beginning of period	$8.03		$8.73	$10.85	$10.06	$8.88	$8.83	$7.86		$8.56	$10.66	$9.90	$8.74	$8.70
Income (loss) from investment operations:
Net investment income (loss)*	0.03		0.20	0.24	0.09	0.13	0.08	0.00		0.14	0.18	0.01	0.06	0.01
Net realized and unrealized gain (loss)	0.31		(0.39)	(0.50)	0.82	1.27	0.06	0.30		(0.39)	(0.50)	0.80	1.26	0.06
Total income (loss) from investment operations	0.34		(0.19)	(0.26)	0.91	1.40	0.14	0.30		(0.25)	(0.32)	0.81	1.32	0.07
Less distributions:
Distributions from net investment income	(0.23)		(0.33)	(0.14)	(0.12)	(0.22)	(0.09)	(0.18)		(0.27)	(0.06)	(0.05)	(0.16)	(0.03)
Distributions from net realized gains	0.00		(0.18)	(1.72)	—	—	—	0.00		(0.18)	(1.72)	—	—	—
Total distributions	(0.23)		(0.51)	(1.86)	(0.12)	(0.22)	(0.09)	(0.18)		(0.45)	(1.78)	(0.05)	(0.16)	(0.03)
Net asset value, end of period	$8.14		$8.03	$8.73	$10.85	$10.06	$8.88	$7.98		$7.86	$8.56	$10.66	$9.90	$8.74
Total return +	4.26%		(2.19)%	(2.84)%	9.10%	16.21%	1.63%	3.84%		(2.95)%	(3.53)%	8.21%	15.35%	0.84%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$2,763		$3,638	$4,211	$4,509	$4,368	$4,470	$3,006		$3,181	$4,956	$4,046	$3,765	$3,867
Ratios of expenses to average net assets: ^	1.82%		1.67%	1.59%	1.69%	1.64%	1.85%	2.57%		2.44%	2.34%	2.44%	2.39%	2.60%
Ratios of net investment income (loss) to average net assets: ^	0.76%		2.57%	2.56%	0.83%	1.45%	0.88%	0.01%		1.81%	1.91%	0.08%	0.70%	0.13%
Portfolio turnover rate	83	% (1)	96%	82%	129%	62%	51%	83	% (1)	96%	82%	129%	62%	51%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Annualized for periods less than one year.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

		Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2017	2016	2015	2014	2013	2012
	(Unaudited)
Net asset value, beginning of period	$12.22	$16.32	$16.21	$14.55	$11.74	$10.60
Income from investment operations:
Net investment income *	0.09	0.22	0.17	0.13	0.16	0.12
Net realized and unrealized gain (loss)	1.20	(0.04)	0.06	1.70	2.78	1.07
Total income from investment operations	1.29	0.18	0.23	1.83	2.94	1.19
Less distributions:
Distributions from net investment income	(0.22)	(0.18)	(0.12)	(0.17)	(0.13)	(0.05)
Distributions from net realized gains	0.00	(4.10)	—	—	—	—
Total distributions	(0.22)	(4.28)	(0.12)	(0.17)	(0.13)	(0.05)
Net asset value, end of period	$13.29	$12.22	$16.32	$16.21	$14.55	$11.74
Total return +,#	10.79%	1.73%	1.41%	12.64%	25.30%	11.29%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$48,823	$45,026	$44,620	$41,917	$37,688	$37,650
Ratios of expenses to average net assets:	1.10%	0.93%	1.12%	1.26%	1.00%	1.17%
Ratios of net investment income to average net assets:	1.37%	1.81%	1.03%	0.82%	1.25%	1.04%
Portfolio turnover rate	33%	59%	101%	22%	16%	30%

		Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2017	2016	2015	2014	2013	2012	April 30, 2017	2016	2015	2014	2013	2012
	(Unaudited)						(Unaudited)
Net asset value, beginning of period	$12.16	$16.26	$16.16	$14.52	$11.72	$10.57	$11.65	$15.74	$15.68	$14.09	$11.36	$10.31
Income from investment operations:
Net investment income (loss)*	0.07	0.19	0.13	0.09	0.13	0.09	0.02	0.10	0.00 (a)	(0.03)	0.03	0.00 (a)
Net realized and unrealized gain (loss)	1.21	(0.05)	0.06	1.69	2.77	1.08	1.16	(0.06)	0.06	1.65	2.71	1.05
Total income from investment operations	1.28	0.14	0.19	1.78	2.90	1.17	1.18	0.04	0.06	1.62	2.74	1.05
Less distributions:
Distributions from net investment income	(0.19)	(0.14)	(0.09)	(0.14)	(0.10)	(0.02)	(0.12)	(0.03)	—	(0.03)	(0.01)	—
Distributions from net realized gains	0.00	(4.10)	—	—	—	—	—	(4.10)	—	—	—	—
Total distributions	(0.19)	(4.24)	(0.09)	(0.14)	(0.10)	(0.02)	(0.12)	(4.13)	—	(0.03)	(0.01)	—
Net asset value, end of period	$13.25	$12.16	$16.26	$16.16	$14.52	$11.72	$12.71	$11.65	$15.74	$15.68	$14.09	$11.36
Total return +, #	10.69%	1.43%	1.15%	12.31%	24.99%	11.04%	10.24%	0.66%	0.38%	11.49%	24.09%	10.18%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$7,407	$6,544	$6,577	$7,685	$4,980	$2,969	$5,054	$4,850	$5,805	$5,639	$5,029	$5,431
Ratios of expenses to average net assets: ^	1.35%	1.18%	1.37%	1.51%	1.25%	1.42%	2.10%	1.93%	2.12%	2.26%	2.00%	2.17%
Ratios of net investment income (loss) to average net assets:^	1.11%	1.57%	0.78%	0.57%	0.99%	0.79%	0.37%	0.83%	0.03%	(0.18)%	0.25%	0.04%
Portfolio turnover rate (1)	33%	59%	101%	22%	16%	30%	33%	59%	101%	22%	16%	30%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares

(a)	Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.

(1)	Not annualized for period less than one year

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

			Class N
			Year Ended				Period Ended
	Six Months Ended		October 31,				October 31,
	April 30, 2017		2016	2015	2014	2013	2012*
	(Unaudited)
Net asset value, beginning of period	$15.92		$16.97	$15.01	$14.02	$10.42	$10.00
Income (loss) from investment operations:
Net investment loss**	(0.05)		(0.10)	(0.16)	(0.11)	(0.10)	(0.16)
Net realized and unrealized gain (loss)	1.75		(0.86)	2.12	1.29	3.70	0.58
Total income (loss) from investment operations	1.70		(0.96)	1.96	1.18	3.60	0.42
Less distributions:
Distributions from net realized gains	0.00		(0.09)	—	(0.19)	—	—
Total distributions	0.00		(0.09)	—	(0.19)	—	—
Net asset value, end of period	$17.62		$15.92	$16.97	$15.01	$14.02	$10.42
Total return +	10.68%		(5.66)%	13.06%	8.48%	34.55%	4.20%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$54,150		$51,242	$51,312	$37,106	$814	$450
Ratios of expenses to average net assets:
Before fee waivers and commission recapture ^	1.10%		1.20%	1.34%	1.16%	1.71%	2.11%
After fee waivers and commission recapture ^	1.10%		1.20%	1.34%	1.16%	1.69%	1.80%
Ratios of net investment loss to average net assets:
Before fee waivers and commission recapture ^	(0.60)%		(0.64)%	(1.00)%	(0.76)%	(0.70)%	(1.06)%
After fee waivers and commission recapture ^	(0.60)%		(0.64)%	(1.00)%	(0.76)%	(0.67)%	(0.75)%
Portfolio turnover rate	23	% (1)	29%	45%	29%	91%	27	% (1)

			Class A								Class C
			Year Ended				Period Ended				Year Ended				Period Ended
	Six Months Ended		October 31,				October 31,		Six Months Ended		October 31,				October 31,
	April 30, 2017		2016	2015	2014	2013	2012*		April 30, 2017		2016	2015	2014	2013	2012*
	(Unaudited)								(Unaudited)
Net asset value, beginning of period	$15.73		$16.80	$14.91	$13.96	$10.39	$10.00		$15.17		$16.33	$14.59	$13.76	$10.33	$10.00
Income (loss) from investment operations:
Net investment loss**	(0.07)		(0.14)	(0.19)	(0.21)	(0.11)	(0.09)		(0.11)		(0.25)	(0.31)	(0.26)	(0.26)	(0.30)
Net realized and unrealized gain (loss)	1.72		(0.84)	2.08	1.35	3.68	0.48		1.64		(0.82)	2.05	1.28	3.69	0.63
Total income (loss) from investment operations	1.65		(0.98)	1.89	1.14	3.57	0.39		1.53		(1.07)	1.74	1.02	3.43	0.33
Less distributions:
Distributions from net realized gains	0.00		(0.09)	—	(0.19)	—	—		0.00		(0.09)	—	(0.19)	—	—
Total distributions	0.00		(0.09)	—	(0.19)	0.00	0.00		0.00		(0.09)	—	(0.19)	—	—
Net asset value, end of period	$17.38		$15.73	$16.80	$14.91	$13.96	$10.39		$16.70		$15.17	$16.33	$14.59	$13.76	$10.33
Total return +	10.49%		(5.84)%	12.68%	8.23%	34.36%	3.90%		10.15%		(6.56)%	11.93%	7.47%	33.20%	3.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$11,754		$9,620	$8,762	$19,949	$11,399	$10,344		$6,146		$4,988	$5,222	$4,361	$510	$146
Ratios of expenses to average net assets:
Before fee waivers and commission recapture ^	1.35%		1.45%	1.59%	1.41%	1.96%	2.36%		2.10%		2.20%	2.34%	2.16%	2.71%	3.11%
After fee waivers and commission recapture ^	1.35%		1.45%	1.59%	1.41%	1.94%	2.05%		2.10%		2.20%	2.34%	2.16%	2.69%	2.80%
Ratios of net investment loss to average net assets:
Before fee waivers and commission recapture ^	(0.85)%		(0.91)%	(1.20)%	(1.48)%	(0.95)%	(1.31)%		(1.60)%		(1.67)%	(2.00)%	(1.87)%	(1.70)%	(2.06)%
After fee waivers and commission recapture ^	(0.85)%		(0.91)%	(1.20)%	(1.48)%	(0.92)%	(1.00)%		(1.60)%		(1.67)%	(2.00)%	(1.87)%	(1.67)%	(1.75)%
Portfolio turnover rate	23	% (1)	29%	45%	29%	91%	27	% (1)	23	% (1)	29%	45%	29%	91%	27	% (1)

*	The Fund commenced operations on December 8, 2011.

**	The net investment loss per share data was determined using the average shares outstanding throughout each period.

^	Annualized for periods less than a year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

		Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2017	2016	2015	2014	2013	2012
	(Unaudited)

Net asset value, beginning of period	$14.24	$14.24	$15.21	$15.22	$12.05	$11.85
Income (loss) from investment operations:
Net investment income *	0.08	0.16	0.00	0.15	0.07	0.14
Net realized and unrealized gain (loss)	1.34	(0.15)	(0.61)	0.10	3.24	0.22
Total income (loss) from investment operations	1.42	0.01	(0.61)	0.25	3.31	0.36
Less distributions:
Distributions from net investment income	—	(0.01)	(0.30)	(0.26)	(0.14)	(0.16)
Distributions from net realized gains	—	—	(0.06)	—	—	—
Total distributions	0.00	(0.01)	(0.36)	(0.26)	(0.14)	(0.16)
Net asset value, end of period	$15.66	$14.24	$14.24	$15.21	$15.22	$12.05
Total return + #	9.97%	0.06%	(4.10)%	1.66%	27.64%	3.16%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$81,527	$78,640	$76,992	$57,359	$49,815	$44,947
Ratios of expenses to average net assets:	1.62%	1.63%	2.04%	2.04%	2.11%	1.97%
Ratios of net investment income to average net assets:	1.12%	1.17%	0.03%	0.99%	0.52%	1.24%
Portfolio turnover rate	52%	143%	125%	117%	131%	142%

		Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2017	2016	2015	2014	2013	2012	April 30, 2017	2016	2015	2014		2013	2012
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$14.17	$14.21	$15.16	$15.19	$12.03	$11.84	$13.60	$13.73	$14.68	$14.70		$11.64	$11.44
Income (loss) from investment operations:
Net investment income (loss)*	0.06	0.13	(0.03)	0.15	0.06	0.10	—	0.03	(0.14)	(0.00	) (a)	(0.06)	0.03
Net realized and unrealized gain (loss)	1.34	(0.17)	(0.60)	0.06	3.22	0.22	1.28	(0.16)	(0.59)	0.10		3.13	0.21
Total income (loss) from investment operations	1.40	(0.04)	(0.63)	0.21	3.28	0.32	1.28	(0.13)	(0.73)	0.10		3.07	0.24
Less distributions:
Distributions from net investment income	—	—	(0.26)	(0.24)	(0.12)	(0.13)	—	—	(0.16)	(0.12)		(0.01)	(0.04)
Distributions from net realized gains	—	—	(0.06)	—	—	—	—	—	(0.06)	—		—	—
Total distributions	—	—	(0.32)	(0.24)	(0.12)	(0.13)	—	—	(0.22)	(0.12)		(0.01)	(0.04)
Net asset value, end of period	$15.57	$14.17	$14.21	$15.16	$15.19	$12.03	$14.88	$13.60	$13.73	$14.68		$14.70	$11.64
Total return + #	9.80%	(0.28)%	(4.26)%	1.35%	27.40%	2.80%	9.41%	(0.95)%	(5.06)%	0.67%		26.40%	2.10%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$12,027	$10,305	$9,032	$7,871	$4,741	$1,580	$5,923	$6,483	$7,268	$6,551		$5,627	$5,881
Ratios of expenses to average net assets:^	1.87%	1.88%	2.29%	2.29%	2.36%	2.22%	2.62%	2.63%	3.04%	3.04%		3.11%	2.97%
Ratios of net investment income (loss) to average net assets:^	0.88%	0.93%	(0.19)%	0.97%	0.41%	0.99%	0.06%	0.20%	(0.94)%	(0.02)%		(0.46)%	0.24%
Portfolio turnover rate (1)	52%	143%	125%	117%	131%	142%	52%	143%	125%	117%		131%	142%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)	Represents less than $0.01 per share.

^	Annualized for periods less than one year.

(1)	Not annualized for period less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

			Class N
			Year Ended
	Six Months Ended		October 31,
	April 30, 2017		2016	2015	2014	2013	2012
	(Unaudited)

Net asset value, beginning of period	$18.31		$19.23	$19.27	$16.53	$15.79	$13.80
Income from investment operations:
Net investment income *	0.23		0.32	0.15	0.13	0.23	0.21
Net realized and unrealized gain	0.14		0.73	0.85	3.20	1.27	1.90
Total income from investment operations	0.37		1.05	1.00	3.33	1.50	2.11
Less distributions:
Distributions from net investment income	(0.36)		(0.21)	(0.11)	(0.20)	(0.23)	(0.12)
Distributions from net realized gains	(2.81)		(1.76)	(0.93)	(0.39)	(0.53)	—
Total distributions	(3.17)		(1.97)	(1.04)	(0.59)	(0.76)	(0.12)
Net asset value, end of period	$15.51		$18.31	$19.23	$19.27	$16.53	$15.79
Total return +	2.58%		5.77%	5.13%	21.09%	9.85%	15.46%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$26,017		$25,479	$33,379	$37,143	$33,545	$20,424
Ratios of expenses to average net assets: ^	1.12%		1.21%	1.64%	1.59%	1.30%	1.46%
Ratios of net investment income to average net assets: ^	2.84%		1.74%	0.80%	0.77%	1.40%	1.42%
Portfolio turnover rate	48	% (1)	110%	110%	97%	163%	123%

	Class A									Class C
			Year Ended							Year Ended
	Six Months Ended		October 31,					Six Months Ended		October 31,
	April 30, 2017		2016	2015	2014	2013	2012	April 30, 2017		2016	2015	2014	2013	2012
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$18.35		$19.26	$19.33	$16.55	$15.77	$13.80	$17.55		$18.50	$18.65	$16.02	$15.33	$13.40
Income from investment operations:
Net investment income (loss) *	0.22		0.27	0.10	0.08	0.15	0.21	0.14		0.13	(0.04)	(0.04)	0.07	0.07
Net realized and unrealized gain	0.14		0.74	0.85	3.22	1.31	1.87	0.14		0.70	0.82	3.11	1.23	1.86
Total income from investment operations	0.36		1.01	0.95	3.30	1.46	2.08	0.28		0.83	0.78	3.07	1.30	1.93
Less distributions:
Distributions from net investment income	(0.26)		(0.16)	(0.09)	(0.13)	(0.15)	(0.11)	(0.21)		(0.02)	0.00	(0.05)	(0.08)	0.00
Distributions from net realized gains	(2.81)		(1.76)	(0.93)	(0.39)	(0.53)	—	(2.81)		(1.76)	(0.93)	(0.39)	(0.53)	—
Total distributions	(3.07)		(1.92)	(1.02)	(0.52)	(0.68)	(0.11)	(3.02)		(1.78)	(0.93)	(0.44)	(0.61)	0.00
Net asset value, end of period	$15.64		$18.35	$19.26	$19.33	$16.55	$15.77	$14.81		$17.55	$18.50	$18.65	$16.02	$15.33
Total return +	2.47%		5.54%	4.85%	20.73%	9.60%	15.20%	2.07%		4.73%	4.08%	19.88%	8.73%	14.40%
Ratios/Supplemental Data:
Net assets, end of period(in 000s)	$4,131		$9,376	$10,386	$3,913	$2,539	$709	$2,854		$3,211	$3,847	$4,166	$2,684	$2,370
Ratios of expenses to average net assets: ^	1.37%		1.45%	1.89%	1.84%	1.55%	1.71%	2.12%		2.21%	2.64%	2.59%	2.30%	2.46%
Ratios of net investment income (loss) to average net assets: ^	2.59%		1.45%	0.53%	0.48%	1.15%	1.17%	1.84%		0.70%	(0.21)%	(0.24)%	0.40%	0.42%
Portfolio turnover rate	48	% (1)	110%	110%	97%	163%	123%	48	% (1)	110%	110%	97%	163%	123%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

			Class N
	Six Months Ended		Year Ended October 31,
	April 30, 2017		2016	2015	2014	2013	2012
	(Unaudited)

Net asset value, beginning of period	$14.41		$14.27	$15.45	$14.65	$11.21	$10.44
Income (loss) from investment operations:
Net investment income (loss) *	0.06		0.09	(0.01)	0.04	0.07	0.00 (a)
Net realized and unrealized gain (loss)	2.61		0.54	(0.18)	1.45	3.40	0.77
Total income (loss) from investment operations	2.67		0.63	(0.19)	1.49	3.47	0.77
Less distributions:
Distributions from net investment income	(0.10)		(0.01)	(0.04)	(0.02)	(0.03)	—
Distributions from net realized gains	(0.48)		(0.48)	(0.95)	(0.67)	—	—
Total distributions	(0.58)		(0.49)	(0.99)	(0.69)	(0.03)	—
Net asset value, end of period	$16.50		$14.41	$14.27	$15.45	$14.65	$11.21
Total return + #	18.59%		4.58%	(1.59)%	10.30%	31.05%	7.38%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$21,452		$22,254	$22,068	$23,783	$16,640	$15,764
Ratios of expenses to average net assets:	1.19	% (b)	1.48%	1.79%	1.45%	1.29%	2.02%
Ratios of net investment income (loss) to average net assets:	0.76%		0.64%	(0.10)%	0.27%	0.62%	0.04%
Portfolio turnover rate	57%		129%	122%	106%	147%	62%

			Class A							Class C
	Six Months Ended		Year Ended October 31,					Six Months Ended		Year Ended October 31,
	April 30, 2017		2016	2015	2014	2013	2012	April 30, 2017		2016	2015	2014	2013	2012
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$14.29		$14.18	$15.36	$14.59	$11.16	$10.40	$13.02		$13.06	$14.32	$13.74	$10.59	$9.96
Income (loss) from investment operations:
Net investment income (loss)*	0.04		0.05	(0.05)	(0.00)	0.01	0.00 (a)	(0.02)		(0.05)	(0.15)	(0.10)	(0.03)	(0.10)
Net realized and unrealized gain (loss)	2.58		0.54	(0.18)	1.44	3.42	0.76	2.35		0.49	(0.16)	1.35	3.18	0.73
Total income (loss) from investment operations	2.62		0.59	(0.23)	1.44	3.43	0.76	2.33		0.44	(0.31)	1.25	3.15	0.63
Less distributions:
Distributions from net investment income	(0.07)		—	—	—	—	—	—		—	—	—	—	—
Distributions from net realized gains	(0.48)		(0.48)	(0.95)	(0.67)	—	—	(0.48)		(0.48)	(0.95)	(0.67)	—	—
Total distributions	(0.55)		(0.48)	(0.95)	(0.67)	—	—	(0.48)		(0.48)	(0.95)	(0.67)	—	—
Net asset value, end of period	$16.36		$14.29	$14.18	$15.36	$14.59	$11.16	$14.87		$13.02	$13.06	$14.32	$13.74	$10.59
Total return + #	18.41%		4.33%	(1.83)%	10.02%	30.74%	7.31%	17.60%		3.52%	(2.56)%	9.22%	29.75%	6.33%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$3,998		$3,802	$3,801	$3,268	$1,756	$567	$2,692		$2,241	$2,383	$2,494	$2,057	$2,099
Ratios of expenses to average net assets:^	1.44	% (b)	1.73%	2.04%	1.70%	1.54%	2.27%	2.19	% (b)	2.48%	2.79%	2.45%	2.29%	3.02%
Ratios of net investment income (loss) to average net assets:^	0.48%		0.40%	(0.36)%	(0.06)%	0.15%	(0.21)%	(0.30)%		(0.36)%	(1.11)%	(0.70)%	(0.37)%	(0.96)%
Portfolio turnover rate (1)	57%		129%	122%	106%	147%	62%	57%		129%	122%	106%	147%	62%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a)	Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Before the application of any fees waived or reimbursed by Dunham & Associates, or reduced by the commission recapture agreement the ratios of the net operating expenses to average daily net assets would have been as follows for the Small Cap Value Fund 1.16% for Class N, 1.41% for Class A and 2.16% for Class C.

^	Annualized for periods less than one year.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period

		Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2017	2016	2015	2014	2013	2012
	(Unaudited)

Net asset value, beginning of period	$12.73	$11.97	$14.75	$14.66	$13.82	$13.43
Income (loss) from investment operations:
Net investment income (loss) *	(0.01)	0.20	0.08	0.20	0.00 (a)	0.04
Net realized and unrealized gain (loss) **	1.21	0.64	(2.67)	(0.11)	0.84	0.35
Total income (loss) from investment operations	1.20	0.84	(2.59)	0.09	0.84	0.39
Less distributions:
Distributions from net investment income	(0.24)	(0.08)	(0.19)	—	—	—
Total distributions	(0.24)	(0.08)	(0.19)	—	—	—
Net asset value, end of period	$13.69	$12.73	$11.97	$14.75	$14.66	$13.82
Total return + #	9.43%	7.13%	(17.73)%	0.61%	6.08%	2.90%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$46,499	$46,481	$42,831	$35,872	$24,736	$16,017
Ratios of expenses to average net assets:	2.11%	1.27%	1.76%	1.29%	2.00%	1.75%
Ratios of net investment income (loss) to average net assets:	(0.16)%	1.73%	0.59%	1.39%	0.03%	0.29%
Portfolio turnover rate	20%	97%	137%	108%	166%	104%

		Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2017	2016	2015	2014	2013	2012	April 30, 2017	2016	2015	2014	2013	2012
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$12.45	$11.71	$14.44	$14.39	$13.59	$13.23	$11.82	$11.14	$13.76	$13.82	$13.16	$12.90
Income (loss) from investment operations:
Net investment income (loss)*	(0.03)	0.17	0.05	0.16	(0.07)	0.05	(0.06)	0.08	(0.06)	0.04	(0.14)	(0.09)
Net realized and unrealized gain (loss) **	1.19	0.62	(2.62)	(0.11)	0.87	0.31	1.11	0.60	(2.49)	(0.10)	0.80	0.35
Total income (loss) from investment operations	1.16	0.79	(2.57)	0.05	0.80	0.36	1.05	0.68	(2.55)	(0.06)	0.66	0.26
Less distributions:
Distributions from net investment income	(0.21)	(0.05)	(0.16)	—	—	—	(0.14)	—	(0.07)	—	—	—
Total distributions	(0.21)	(0.05)	(0.16)	—	—	—	(0.14)	—	(0.07)	—	—	—
Net asset value, end of period	$13.40	$12.45	$11.71	$14.44	$14.39	$13.59	$12.73	$11.82	$11.14	$13.76	$13.82	$13.16
Total return + #	9.29%	6.84%	(17.94)%	0.35%	5.89%	2.72%	8.83%	6.10%	(18.60)%	(0.43)%	5.02%	2.02%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$6,909	$6,348	$4,594	$4,036	$2,475	$11,364	$2,817	$3,380	$3,216	$3,593	$2,735	$2,497
Ratios of expenses to average net assets:	2.36%	1.52%	2.01%	1.54%	2.25%	2.00%	3.11%	2.27%	2.76%	2.29%	3.00%	2.75%
Ratios of net investment income (loss) to average net assets:	(0.42)%	1.46%	0.40%	1.14%	(0.48)%	0.04%	(1.07)%	0.77%	(0.48)%	0.34%	(1.03)%	(0.71)%
Portfolio turnover rate	20%	97%	137%	108%	166%	104%	20%	97%	137%	108%	166%	104%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year

(a)	Represents less than $0.01 per share.

**	The amount of net realized and unrealized loss on investment per share for the year ended October 31, 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

			Class N
			Year Ended
	Six Months Ended		October 31,
	April 30, 2017		2016	2015	2014	2013	2012
	(Unaudited)

Net asset value, beginning of period	$15.34		$17.08	$17.71	$20.62	$15.69	$14.75
Income from investment operations:
Net investment loss*	(0.03)		(0.06)	(0.24)	(0.29)	(0.19)	(0.17)
Net realized and unrealized gain (loss) (a)	2.38		(0.24)	1.19	1.11	6.10	1.11
Total income (loss) from investment operations	2.35		(0.30)	0.95	0.82	5.91	0.94
Less distributions:
Distributions from net realized gains	0.00		(1.40)	(1.58)	(3.73)	(0.98)	—
Tax return of capital	0.00		(0.04)	—	—	—	—
Total distributions	0.00		(1.44)	(1.58)	(3.73)	(0.98)	—
Net asset value, end of period	$17.69		$15.34	$17.08	$17.71	$20.62	$15.69
Total return + #	15.32%		(1.88)%	5.36%	3.64%	40.28%	6.37%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$27,777		$26,010	$23,152	$21,153	$16,146	$14,627
Ratios of expenses to average net assets:
Before commission recapture ^	1.06%		1.23%	1.58%	1.84%	1.35%	1.34%
After commission recapture ^	1.05%		1.23%	1.58%	1.84%	1.35%	1.34%
Ratios of net investment loss to average net assets:
Before commission recapture ^	(0.42)%		(0.38)%	(1.30)%	(1.61)%	(1.08)%	(1.12)%
After commission recapture ^	(0.41)%		(0.38)%	(1.30)%	(1.61)%	(1.08)%	(1.12)%
Portfolio turnover rate	87	% (1)	181%	138%	192%	231%	211%

	Class A									Class C
			Year Ended							Year Ended
	Six Months Ended		October 31,					Six Months Ended		October 31,
	April 30, 2017		2016	2015	2014	2013	2012	April 30, 2017		2016	2015	2014	2013	2012
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$14.85		$16.62	$17.31	$20.28	$15.49	$14.59	$12.79		$14.61	$15.51	$18.66	$14.43	$13.69
Income from investment operations:
Net investment loss*	(0.05)		(0.10)	(0.27)	(0.34)	(0.24)	(0.21)	(0.10)		(0.18)	(0.36)	(0.42)	(0.32)	(0.30)
Net realized and unrealized gain (loss) (a)	2.30		(0.23)	1.16	1.10	6.01	1.11	1.98		(0.20)	1.04	1.00	5.53	1.04
Total income (loss) from investment operations	2.25		(0.33)	0.89	0.76	5.77	0.90	1.88		(0.38)	0.68	0.58	5.21	0.74
Less distributions:
Distributions from net realized gains	0.00		(1.40)	(1.58)	(3.73)	(0.98)	—	0.00		(1.40)	(1.58)	(3.73)	(0.98)	—
Tax return of capital	—		(0.04)	—	—	—	—	0.00		(0.04)	—	—	—	—
Total distributions	0.00		(1.44)	(1.58)	(3.73)	(0.98)	—	0.00		(1.44)	(1.58)	(3.73)	(0.98)	—
Net asset value, end of period	$17.10		$14.85	$16.62	$17.31	$20.28	$15.49	$14.67		$12.79	$14.61	$15.51	$18.66	$14.43
Total return + #	15.15%		(2.12)%	5.12%	3.36%	39.88%	6.17%	14.70%		(2.82)%	4.29%	2.56%	38.87%	5.41%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,526		$5,540	$6,326	$6,443	$5,890	$2,418	$2,678		$2,155	$3,163	$3,165	$2,685	$2,694
Ratios of expenses to average net assets: ^
Before commission recapture ^	1.31%		1.48%	1.83%	2.09%	1.60%	1.59%	2.06%		2.23%	2.58%	2.84%	2.35%	2.34%
After commission recapture ^	1.30%		1.48%	1.83%	2.09%	1.60%	1.59%	2.05%		2.23%	2.58%	2.84%	2.35%	2.34%
Ratios of net investment loss to average net assets: ^
Before commission recapture ^	(0.67)%		(0.69)%	(1.53)%	(1.86)%	(1.33)%	(1.37)%	(1.42)%		(1.45)%	(2.29)%	(2.61)%	(2.08)%	(2.12)%
After commission recapture ^	(0.66)%		(0.69)%	(1.53)%	(1.86)%	(1.33)%	(1.37)%	(1.41)%		(1.45)%	(2.29)%	(2.61)%	(2.08)%	(2.12)%
Portfolio turnover rate	87	% (1)	181%	138%	192%	231%	211%	87	% (1)	181%	138%	192%	231%	211%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1)	Not annualized.

^	Annualized for periods less than one year.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust. The Dunham Funds currently consist of fifteen funds: Floating Rate Bond Fund; Monthly Distribution Fund; Corporate/Government Bond Fund; Dynamic Macro Fund; High-Yield Bond Fund; International Opportunity Bond Fund; Appreciation & Income Fund; Alternative Dividend Fund; Large Cap Value Fund; Focused Large Cap Growth Fund; International Stock Fund; Real Estate Stock Fund; Small Cap Value Fund; Emerging Markets Stock Fund; and Small Cap Growth Fund. With the exception of Focused Large Cap Growth Fund, International Opportunity Bond Fund, and Real Estate Stock Fund, the remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Floating Rate Bond	High level of current income
Monthly Distribution	Positive returns in rising and falling market environments
Corporate/Government Bond	Current income and capital appreciation
Dynamic Macro	Maximize total return from capital appreciation and dividends
High-Yield Bond	High level of current income
Alternative Dividend	Current income while preserving capital during market downturns
International Opportunity Bond	High level of current income
Appreciation & Income	Total return under varying market conditions through both current income and capital appreciation
Large Cap Value	Maximize total return from capital appreciation and dividends
Focused Large Cap Growth	Maximize capital appreciation
International Stock	Maximize total return from capital appreciation and dividends
Real Estate Stock	Maximize total return from capital appreciation and dividends

Small Cap Value	Maximize total return from capital appreciation and income
Emerging Markets Stock	Maximize capital appreciation
Small Cap Growth	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual service fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Monthly Distribution, High-Yield Bond, Dynamic Macro, Focused Large Cap Growth, Floating Rate Bond, International Opportunity Bond, and Alternative Dividend commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Monthly Distribution, Dynamic Macro, Focused Large Cap Growth, Floating Rate Bond, International Opportunity Bond, and Alternative Dividend commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013. Alternative Dividend Fund’s Class A, Class C and Class N shares commenced operations on August 31, 2016.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate). U.S. Government and agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, bank loans and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Equity swaps are valued at the last reported sale price at the close of the exchange on which the underlying security is primarily traded. If no sale price is reported, then they are valued at the mean of their most recent quoted bid and asked price.

Futures and future options are valued at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Trading in securities on far eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, far eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, Funds may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Both International Stock and Emerging Markets Stock utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2017 for the Funds’ assets and liabilities measured at fair value:

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$158,291	$—	$—	$158,291
Exchange Traded Fund *	1,325,447	—	—	1,325,447
Bank Loans *	—	118,025,142	—	118,025,142
Bonds & Notes *	—	8,416,312	—	8,416,312
Asset Backed Securities	—	1,314,834		1,314,834
Private Placements		268,650		268,650
Rights	14,294	—	—	14,294
Short-Term Investment	11,095,571	—	—	11,095,571
Collateral for Securities Loaned	1,493,995	—	—	1,493,995
Total	$14,087,598	$128,024,938	$—	$142,112,536

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$31,843,128	$—	$31,843,128
Foreign Government Bonds	—	297,720	—	297,720
Municipal	—	1,982,462	—	1,982,462
U.S. Government & Agency	—	17,547,130	—	17,547,130
Bank Loans *	—	2,188,411	—	2,188,411
Preferred Stock *	321,570	—	—	321,570
Short-Term Investment	1,571,505	—	—	1,571,505
Collateral for Securities Loaned	7,407,183	—	—	7,407,183
Total	$9,300,258	$53,858,851	$—	$63,159,109

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$216,639,460	$—	$—	$216,639,460
Exchange Traded Funds	13,107,814	—	—	13,107,814
Rights	204,074	—	—	204,074
Warrants	41,165	—	—	41,165
Closed End Funds	1,458,190	—	—	1,458,190
Preferred Stock	1,630,262	—	—	1,630,262
Bonds & Notes *	—	857,588	—	857,588
Purchased Put Options	68,000	—	—	68,000
Short-Term Investment	18,744,163	—	—	18,744,163
Total Assets	$251,893,128	$857,588	$—	$252,750,716
Liabilities
Liabilities-Securities Sold Short	$62,459,636		$—	$62,459,636
Liabilities-Exchange Trade Funds Sold Short	27,991,033	—	—	27,991,033
Total Liabilities	$90,450,669	$—	$—	$90,450,669
Liabilities-Derivatives
Written Call Options	$751,248	$—	$—	$751,248
Forward Currency Exchange Contracts	—	25,130	—	25,130
Total Derivatives	$751,248	$25,130	$—	$776,378

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$19,205,711	$—	$—	$19,205,711
Short-Term Investments	16,193,466	—	—	16,193,466
Collateral for Securities Loaned	2,819,526	—	—	2,819,526
Asset - Derivatives
Purchased Options	3,853,126	—	—	3,853,126
Futures	476,160	—	—	476,160
Total	$42,547,989	$—	$—	$42,547,989
Liabilities - Derivatives
Futures	$257,425	$—	$—	$257,425
Written Options	7,682	—	—	7,682
Total	$265,107	$—	$—	$265,107

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$—	$93,358,433	$—	$93,358,433
Short-Term Investment	4,090,150	—	—	4,090,150
Collateral for Securities Loaned	26,541,345	—	—	26,541,345
Total	$30,631,495	$93,358,433	$—	$123,989,928

Alternative Dividend

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$27,804,245	$—	$—	$27,804,245
Exchange Traded Funds	7,002,074	—	—	7,002,074
Asset - Derivatives
Purchased Options	242,060	—	—	242,060
Short-Term Investment	2,641,750	—	—	2,641,750
Total	$37,690,129	$—	$—	$37,690,129

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$11,353,083	$—	$11,353,083
Foreign Government Bonds *	—	16,468,422	—	16,468,422
Mortgage Backed Securities	—	80,873	—	80,873
Whole Loan Collateral	—	227,981	—	227,981
Short-Term Investment	154,609	—	—	154,609
Total Assets	$154,609	$28,130,359	$—	$28,284,968
Asset - Derivatives
Futures Contracts	$39,157	$—	$—	$39,157
Foreign Currency Exchange Contracts	—	39,087	—	39,087
Total Derivatives	$39,157	$39,087	$—	$78,244
Liabilities-Derivatives
Futures Contracts	$10,452	$—	$—	$10,452
Foreign Currency Exchange Contracts	—	95,369	—	95,369
Total Derivatives	$10,452	$95,369	$—	$105,821

Appreciation & Income

Assets	Level 1	Level 2	Level 3	Total
Convertible Bonds *	$—	$13,907,603	$—	$13,907,603
Preferred Stock *	3,914,770	—	—	3,914,770
Short-Term Investment	508,870	—	—	508,870
Collateral for Securities Loaned	1,224,363	—	—	1,224,363
Total	$5,648,003	$13,907,603	$—	$19,555,606

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$59,655,205	$—	$—	$59,655,205
Short-Term Investment	1,247,333	—	—	1,247,333
Collateral for Securities Loaned	12,593,374	—	—	12,593,374
Total	$73,495,912	$—	$—	$73,495,912

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$71,812,885	$—	$—	$71,812,885
Short-Term Investment	46,591	—	—	46,591
Collateral for Securities Loaned	16,495,509	—	—	16,495,509
Total	$88,354,985	$—	$—	$88,354,985

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$18,745,269	$76,818,634	$—	$95,563,903
Preferred Stock *	164,256	1,888,094	—	2,052,350
Short-Term Investment	851,284	—	—	851,284
Collateral for Securities Loaned	3,719,420	—	—	3,719,420
Total Assets	$23,480,229	$78,706,728	$—	$102,186,957
Assets - Derivatives
Forward Currency Exchange Contracts	$—	$743	$—	$743

Liabilities - Derivatives
Forward Currency Exchange Contracts	$—	$35	$—	$35

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$509,855	$—	$—	$509,855
REITS *	32,150,838	—	—	32,150,838
Short-Term Investment	380,469	—	—	380,469
Collateral for Securities Loaned	10,034,782	—	—	10,034,782
Total	$43,075,944	$—	$—	$43,075,944

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$26,930,812	$—	$—	$26,930,812
Exchange Traded Fund	1,019,960	—	—	1,019,960
Short-Term Investment	162,015	—	—	162,015
Collateral for Securities Loaned	9,469,175	—	—	9,469,175
Total	$37,581,962	$—	$—	$37,581,962

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$18,160,987	$35,458,314	$—	$53,619,301
Preferred Stock *	1,636,045	—	—	1,636,045
Exchange Traded Fund	333,600	—	—	333,600
Short-Term Investment	487,270	—	—	487,270
Collateral for Securities Loaned	2,814,783	—	—	2,814,783
Total	$23,432,685	$35,458,314	$—	$58,890,999

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$36,392,423	$—	$—	$36,392,423
Short-Term Investment	573,892	—	—	573,892
Collateral for Securities Loaned	12,589,867	—	—	12,589,867
Total	$49,556,182	$—	$—	$49,556,182

*	See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

d. Options – Monthly Distribution, Dynamic Macro, and Alternative Dividend are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Swap Agreements – Monthly Distribution is subject to stock market risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions for investment purposes to manage equity risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.

f. Futures Contracts – International Opportunity Bond and Dynamic Macro are subject to equity interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The notional value of the derivative instruments outstanding as of April 30, 2017 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

g. Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund would be obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

h. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of April 30, 2017:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investment in securities	Options contracts written
Interest rate contracts	Unrealized appreciation on futures	Unrealized depreciation on futures
	Receivable for open forward foreign currency contracts	Payable for open forward foreign currency contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of April 30, 2017:

Asset Derivatives Investment Value

	Equity	Currency	Commodity	Interest Rate	Total value at
	Contracts	Contracts	Contracts	Contracts	April 30, 2017
Monthly Distribution
Forward Foreign Currency Contracts	$—	$25,130	$—	$—	$25,130
Purchased Options	68,000	—	—	—	68,000
Dynamic Macro
Futures	$178,233	$—	$—	$297,927	$476,160
Purchased Options	67,101	—	—	3,786,025	3,853,126
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$39,087	$—	$—	$39,087
Futures	—	—	—	39,157	39,157
Alternative Dividend Purchased Options	$242,060	$—	$—	$—	$242,060
International Stock
Forward Foreign Currency Contracts	$—	$743	$—	$—	$743

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

Liability Derivatives Investment Value

	Equity	Currency	Commodity	Interest Rate	Total value at
	Contracts	Contracts	Contracts	Contracts	April 30, 2017
Monthly Distribution
Written Options	$751,247	$—	$—	$—	$751,247
Dynamic Macro
Futures	$74,970	$—	$—	$182,455	$257,425
Written Options	7,682	—	—	—	7,682
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$95,369	$—	$—	$95,369
Futures	—	—	—	10,452	10,452
International Stock Forward Foreign Currency Contracts	$—	$35	$—	$—	$35

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the six months ended April 30, 2017.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/ Interest rate contracts

Net Realized gain (loss) from: Futures, Options purchased, Written options, Swap contracts, Foreign currency exchange contracts

Net change in unrealized appreciation (depreciation) on: Futures, Options purchased, Written options, Swap contracts, Foreign currency exchange contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended April 30, 2017:

Realized gain/(loss) on derivatives recognized in the Statements of Operations

	Equity	Currency	Commodity	Interest Rate	Total value at
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	April 30, 2017
Monthly Distribution
Forward Foreign Currency Contracts	$—	$205,553	$—	$—	$205,553
Swaps	3,307,398	—	—	—	3,307,398
Purchased Options	(4,344,025)	—	—	—	(4,344,025)
Written Options	1,944,044	—	—	—	1,944,044
Dynamic Macro
Futures	$(577,652)	$—	$—	$(478,128)	$(1,055,780)
Forward Foreign Currency Contracts	—	1,533	—	—	1,533
Purchased Options	(527,753)	—	—	705,177	177,424
Written Options	20,592	—	—	—	20,592
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$16,558	$—	$—	$16,558
Futures	—	—	—	(50,818)	(50,818)
Alternative Dividend Purchased Options	$(912,908)	$—	$—	$—	$(912,908)
International Stock
Forward Foreign Currency Contracts	$—	$(41,908)	$—	$—	$(41,908)

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations

	Equity	Currency	Commodity	Interest Rate	Total value at
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	April 30, 2017
Monthly Distribution
Forward Foreign Currency Contracts	$—	$(8,293)	$—	$—	$(8,293)
Swaps	(422,216)	—	—	—	(422,216)
Purchased Options	670,284	—	—	—	670,284
Written Options	91,278	—	—	—	91,278
Dynamic Macro
Futures	(453,717)	—	—	298,377	(155,340)
Purchased Options	(9,354)	—	—	(210,708)	(220,062)
Written Options	(20,089)	—	—	—	(20,089)
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$(80,637)	$—	$—	$(80,637)
Futures	—		—	64,228	64,228
Alternative Dividend
Purchased Options	$(202,059)	$—	$—	$—	$(202,059)
International Stock
Forward Foreign Currency Contracts	$—	$431	$—	$—	$431

i. Offsetting of Financial Assets and Derivative Assets – Monthly Distribution, International Opportunity Bond, Dynamic Macro and International Stock policies are to recognize a net asset or liability equal to the unrealized on futures contracts, forward foreign currency contracts, swaps and written options. During the six months ended April 30, 2017, the Funds are subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at April 30, 2017.

Monthly Distribution

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Assets Presented in		Cash
	of Recognized	Statement of Assets	the Statement of	Financial	Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Forward Foreign Currency
Contracts	$25,130	$—	$25,130	$—	$—	$25,130
Total	$25,130	$—	$25,130	$—	$—	$25,130

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented		Cash
	of Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Written Options	$(751,247)	$—	$(751,247)	$751,247	$—	$—
Total	$(751,247)	$—	$(751,247)	$751,247	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

Dynamic Macro
				Gross Amounts Not Offset in
				the Statement of Assets &
Assets:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in		Cash
	Recognized	Statement of Assets	the Statement of	Financial	Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Futures Contracts	$476,160	$—	$476,160	$(257,425)	$—	$218,735
Total	$476,160	$—	$476,160	$(257,425)	$—	$218,735

				Gross Amounts Not Offset in
				the Statement of Assets &
Liabilities:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Liabilities Presented		Cash
	Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$(257,425)	$—	$(257,425)	$257,425	$—	$—
Written Options	(7,682)	—	$(7,682)	—	$7,682	—
Total	$(265,107)	$—	$(265,107)	$257,425	$7,682	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

International Opportunity Bond
				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
			Net Amounts of Assets
	Gross Amounts	Gross Amounts Offset	Presented in the
	of Recognized	in the Statement of	Statement of Assets &	Financial	Cash Collateral
Description	Assets	Assets & Liabilities	Liabilities	Instruments	Pledged	Net Amount
Forward Foreign
Currency Contracts	$39,087	$—	$39,087	$(39,087)	$—	$—
Futures Contracts	39,157	—	39,157	(10,452)	—	28,705
Total	$78,244	$—	$78,244	$(49,539)	$—	$28,705

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
			Net Amounts of
	Gross Amounts	Gross Amounts Offset	Liabilities Presented in
	of Recognized	in the Statement of	the Statement of	Financial	Cash Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Forward Foreign
Currency Contracts	$(95,369)	$—	$(95,369)	$39,087	$56,282	$—
Futures Contracts	(10,452)	—	(10,452)	10,452	—	—
Total	$(105,821)	$—	$(105,821)	$49,539	$56,282	$—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

International Stock
Gross Amounts Not Offset in
the Statement of Assets &
Assets:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in		Cash
	Recognized	Statement of Assets	the Statement of	Financial	Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Forward Foreign
Currency Contracts	$743	$—	$743	$(35)	$—	$708
Total	$743	$—	$743	$(35)	$—	$708

Gross Amounts Not Offset in
the Statement of Assets &
Liabilities:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Liabilities Presented		Cash
	Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Forward Foreign
Currency Contracts	$(35)	$—	$(35)	$35	$—	$—
Total	$(35)	$—	$(35)	$35	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

j. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

k. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

l. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

m. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2012 to 2015 and expected to be taken in tax year 2016 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdictions as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

n. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Monthly Distribution, Corporate/Government Bond, High-Yield Bond, Floating Rate Bond and International Opportunity Bond which will distribute their respective net investment income, if any, monthly. For Dynamic Macro dividends attributable to earned income, if any, will be declared and paid quarterly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. Monthly Distribution’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, Monthly Distribution’s distribution policy is not designed to generate, and is not expected to result in distributions that equal a fixed percentage of Monthly Distribution’s current net asset value per share. Shareholders receiving periodic payments from Monthly Distribution may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from Monthly Distribution is net profit.

o. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Floating Rate Bond	0.70% – 1.10%	0.60%	0.10% – 0.50%
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Monthly Distribution	0.90% – 1.70%	0.65%	0.25% – 1.05%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
High-Yield Bond	0.80% – 1.20%	0.60%	0.20% – 0.60%
Alternative Dividend	0.95% – 1.55%	0.65%	0.30% - 0.90%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Appreciation & Income	0.85% – 1.25%	0.65%	0.20% – 0.60%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Focused Large Cap Grow th	0.85% – 1.15%	0.65%	0.20% – 0.50%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Real Estate Stock	0.75% – 1.35%	0.65%	0.10% – 0.70%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Emerging Markets Stock	0.75% – 1.55%	0.65%	0.10% – 0.90%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, most Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period. All Funds, with the exception of Alternative Dividend which is in its initial year of the Fulcrum Fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of April 30, 2017.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

				Null	Minimum	Maximum
Fund	Sub-Adviser	Benchmark	Base Fee	Zone	Fee	Fee
Floating Rate Bond	New fleet Asset Management, LLC	S&P/LSTA Leveraged Loan Index	0.30%	+/- 0.00%	0.10%	0.50%
Corporate/Government Bond	New fleet Asset Management, LLC	Barclays Aggregate Bond Index	0.30%	+/- 0.10%	0.15%	0.45%
Monthly Distribution	Perella Weinberg Partners	IQ Hedge Market Neutral Beta Index	0.65%	+/- 0.40%	0.25%	1.05%
Dynamic Macro	Mellon Capital Management Corporation	IQ Hedge Global Macro Beta Index	0.75%	+/- 0.00%	0.40%	1.10%
High-Yield Bond	PENN Capital Management Co., Inc.	BofA Merrill Lynch U.S. Non-Distressed BB-B High-Yield Index	0.40%	+/- 0.20%	0.20%	0.60%
Alternative Dividend	Sungarden Fund Management, LLC	Dow Jones Moderately Conservative Index	0.60%	+/- 0.00%	0.30%	0.90%
International Opportunity Bond	Rogge Global Partners Limited	Barclays Global ex US Aggregate Bond Index	0.45%	+/- 0.00%	0.20%	0.70%
Appreciation & Income	PENN Capital Management Co., Inc.	Merrill Lynch All Convertibles All Qualities Index	0.40%	+/- 0.00%	0.20%	0.60%
Large Cap Value	Rothschild Asset Management, Inc.	Russell 1000 Value Index	0.30%	+/- 0.00%	0.10%	0.50%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Index	0.35%	+/- 0.30%	0.20%	0.50%
International Stock	Arrow street Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Real Estate Stock	Barings Real Estate Advisers LLC	FTSE NAREIT All REITs Index	0.40%	+/- 0.00%	0.10%	0.70%
Small Cap Value	Piermont Capital Management, LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Emerging Markets Stock	Bailard, Inc.	MSCI Emerging Markets Index USD (Net)	0.50%	+/- 0.00%	0.10%	0.90%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.07% on the first $250 million of average net assets; 0.06% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million; 0.3% on average net assets over $1 billion. Such fees are subject to an annual minimum of $400,000 in total for the entire Trust. For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.03% on the first $500 million of average net assets; 0.01% on average net assets over $500 million. Such fees are subject to an annual minimum $300,000 in total for the entire Trust. For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000.

Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

Blu Giant, LLC, (“Blu Giant”), (formerly “Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

An officer of GFS is also an officer of the Trust and is not paid by the Trust.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, for Class A and Class C shares. The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity Funds and 0.50% for the fixed-income Funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares. In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares. Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive $6,250 for each Board meeting attended in-person; $1,000 for all telephonic Board meetings; $1,000 for in-person committee meetings and $500 for telephonic committee meetings, unless the committee meeting is on the same day

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

as a Board meeting, in which case the Trustee will not be compensated for the committee meeting. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $150,000 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Commission Recapture – The following funds in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which certain portfolio expenses could be paid by such broker or rebates could be given to each participating Fund. For the six months ended April 30, 2017, the amount received by the participating Funds under this arrangement were: Alternative Dividend - $52,140, Focused Large Cap Growth - $6,796, Small Cap Value - $5,268 and Small Cap Growth - $1,520.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended April 30, 2017 were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases of	U.S.
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Floating Rate Bond	$83,419,985	$63,098,857	$—	$—
Corporate/Government Bond	3,347,509	3,620,227	6,857,398	6,505,955
Monthly Distribution	310,307,312	366,437,927	—	—
Dynamic Macro	616,900	1,738,097	—	—
High-Yield Bond	27,781,631	28,227,000	—	—
Alternative Dividend	95,834,021	81,983,352
International Opportunity Bond	8,031,403	17,226	—	—
Appreciation & Income	16,948,160	21,388,777	—	—
Large Cap Value	19,260,612	19,549,438	—	—
Focused Large Cap Growth	14,967,531	16,001,726	—	—
International Stock	48,347,731	52,766,905	—	—
Real Estate Stock	15,835,946	20,532,480	—	—
Small Cap Value	15,953,155	21,058,999	—	—
Emerging Markets Stock	10,765,446	15,970,952	—	—
Small Cap Growth	29,622,026	29,977,160	—	—

Transactions in option contracts purchased/written during the six months ended April 30, 2017 were as follows:

Monthly Distribution

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2016	29,340	$1,509,005	29,976	$6,055,973
Options purchased/written during period	63,387	4,528,153	87,473	18,951,681
Options exercised during period	—	—	(17,913)	(4,754,870)
Options expired during period	(60,669)	(2,774,898)	(11,606)	(2,038,921)
Options closed during period	(31,958)	(3,042,556)	(85,844)	(17,700,996)
Outstanding at April 30, 2017	100	$219,704	2,086	$512,867

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

Dynamic Macro

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2016	527	$2,005,687	70	$27,685
Options purchased/written during period	2,014	10,379,496	327	60,639
Options exercised during period	—	—	—	—
Options expired during period	(871)	(562,695)	—	—
Options closed during period	(973)	(8,399,606)	(260)	(692)
Outstanding at April 30, 2017	697	$3,422,882	137	$87,632

Alternative Dividend

	Options Purchased
	Contracts	Premium
Outstanding at October 31, 2016	1,049	$782,754
Options purchased/written during period	9,696	2,276,958
Options exercised during period	—	—
Options expired during period	(2,219)	(303,171)
Options closed during period	(8,140)	(2,267,084)
Outstanding at April 30, 2017	386	$489,457

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2017, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Floating Rate Bond	$141,464,175	$1,461,713	$(813,352)	$648,361
Corporate/Government Bond	62,627,642	1,153,899	(622,432)	531,467
Monthly Distribution	161,826,791	6,360,405	(6,638,395)	(277,990)
Dynamic Macro	38,918,205	3,249,624	(96,000)	3,153,624
High-Yield Bond	119,359,697	4,864,684	(234,453)	4,630,231
Alternative Dividend	37,717,557	733,999	(761,427)	(27,428)
International Opportunity Bond	29,087,572	373,269	(1,175,874)	(802,605)
Appreciation & Income	18,585,826	1,386,973	(417,193)	969,780
Large Cap Value	63,667,637	10,368,492	(530,217)	9,838,275
Focused Large Cap Growth	67,839,269	21,887,397	(1,371,681)	20,515,716
International Stock	90,270,340	13,004,216	(1,087,599)	11,916,617
Real Estate Stock	39,206,453	5,025,006	(1,154,516)	3,870,490
Small Cap Value	34,579,056	2,895,671	(893,665)	2,002,006
Emerging Markets Stock	48,494,598	11,185,119	(788,718)	10,396,401
Small Cap Growth	44,737,602	5,893,349	(1,074,770)	4,818,579

6.	FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2017, Monthly Distribution, International Opportunity Bond, Dynamic Macro and International Stock had the following open forward foreign currency contracts:

Monthly Distribution:

	Settlement			U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Local Currency	Value	Appreciation
To Sell:
Canadian Dollar	6/4/2017	JP Morgan	2,750,000	2,015,959	25,130
				Total	$25,130

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

International Opportunity Bond:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Australian Dollar	6/28/2017	Barclays	852,728	$637,038	$(7,385)
Australian Dollar	6/28/2017	Citigroup	52,626	39,314	(456)
Canadian Dollar	6/28/2017	Barclays	231,641	169,441	(3,385)
Canadian Dollar	6/28/2017	Citigroup	471,811	345,389	(6,913)
Euro	6/28/2017	Citigroup	18,717	20,445	409
Euro	6/28/2017	Credit Suiise First Boston	50,000	54,615	1,009
Israeli Shekel	7/11/2017	Citigroup	270,000	74,772	1,559
Japanese Yen	6/28/2017	Barclays	74,260,130	667,825	(3,871)
Japanese Yen	6/28/2017	Citigroup	229,317,875	2,062,269	(11,711)
Mexican Peso	7/11/2017	Barclays	664,091	34,575	1,835
Mexican Peso	7/11/2017	Citigroup	71,220	3,708	45
New Zealand Dollar	6/28/2017	Barclays	107,497	73,685	(1,053)
Russian Ruble	7/11/2017	Citigroup	3,143,000	54,250	1,648
Singapore Dollar	7/11/2017	Barclays	120,000	85,920	1,000
South African Rand	7/11/2017	Barclays	70,000	5,165	(60)
South African Rand	7/11/2017	Citigroup	1,490,000	109,947	(1,278)
				$4,438,358	$(28,607)

International Opportunity Bond:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Euro	6/28/2017	Barclays	(660,331)	$(721,273)	$(14,458)
Euro	6/28/2017	Citigroup	(1,762,413)	(1,925,067)	(38,493)
Japanese Yen	6/28/2017	Citigroup	(38,933,898)	(350,135)	2,351
Mexican Peso	7/11/2017	Barclays	(664,091)	(34,575)	(446)
Mexican Peso	7/11/2017	Credit Suisse	(71,220)	(3,708)	(48)
Mexican Peso	7/11/2017	Citigroup	(7,045,473)	(366,817)	(4,705)
South Korean Won	7/11/2017	Barclays	(68,125,000)	(59,917)	37
				$(3,461,492)	$(55,762)

				Local Currency	Local Currency	U.S. Dollar	U.S. Dollar	Unrealized
		Settlement		Amount Purchased	Amount Purchased	Market Value	Market Value	Appreciation
Foreign Currency		Date	Counterparty	Buy	Sell	Buy	Sell	(Depreciation)
To Buy:	To Sell:
Czech Koruna	Euro	7/11/2017	Barclays	$1,121,861	$(41,759)	$45,752	$(45,644)	$108
Euro	Danish Krone	6/28/2017	Barclays	142,281	(1,057,871)	155,412	(155,389)	23
Euro	Danish Krone	6/28/2017	Citigroup	50,410	(374,790)	55,063	(55,052)	11
Euro	Japanese Yen	6/28/2017	Credit Suisse First Boston	72,233	(8,411,000)	78,899	(75,641)	3,258
Euro	Swedish Krona	6/28/2017	Barclays	225,503	(2,159,481)	246,315	(244,654)	1,661
Euro	Swedish Krona	6/28/2017	Citigroup	18,320	(175,437)	20,011	(19,876)	135
Euro	Swiss Franc	6/28/2017	Citigroup	151,685	(162,076)	165,684	(163,425)	2,259
British Pound	Euro	6/28/2017	Citigroup	1,056,633	(1,233,995)	1,369,409	(1,347,881)	21,528
Norwegian Krone	Euro	6/28/2017	Citigroup	490,921	(53,389)	57,347	(58,316)	(969)
Polish Zloty	Euro	7/11/2017	Barclays	36,768	(8,469)	9,468	(9,257)	211
Swedish Krona	Euro	6/28/2017	Citigroup	179,239	(18,717)	20,307	(20,445)	(138)
				$3,545,854	$(13,696,984)	$2,223,667	$(2,195,580)	$28,087

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

International Stock:

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	Appreciation
To Buy:
Japanese Yen	5/2/2017	JP Morgan Chase	23,920,511	$214,591	$26

International Stock:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Japanese Yen	5/1/2017	JP Morgan Chase	(24,611,606)	$(220,791)	$(35)
Thai Baht	5/2/2017	UBS	(2,423,128)	(70,053)	407
Thai Baht	5/3/2017	UBS	(2,622,858)	(75,825)	310
				$(366,669)	$682

7.	SHARES OF BENEFICIAL INTEREST

At April 30, 2017, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the six months ended April 30, 2017 and the year ended October 31, 2016, respectively:

For the six months ended April 30, 2017:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	2,898,043	216,168	(1,094,210)	2,020,001	492,947	22,438	(201,046)	314,339
Corporate/Government Bond	460,535	42,275	(513,537)	(10,727)	101,482	3,835	(62,574)	42,743
Monthly Distribution	708,578	80,241	(546,051)	242,768	200,034	19,798	(409,729)	(189,897)
Dynamic Macro	643,414	—	(393,431)	249,983	157,331	—	(66,143)	91,188
High-Yield Bond	1,061,329	219,389	(1,214,006)	66,712	209,569	16,887	(221,423)	5,033
Alternative Dividend	1,148,515	41,105	(160,642)	1,028,978	2,947	16	(1)	2,962
International Opportunity Bond	495,379	28,837	(407,735)	116,481	88,882	2,538	(37,842)	53,578
Appreciation & Income	203,261	63,649	(817,886)	(550,976)	45,968	10,480	(169,915)	(113,467)
Large Cap Value	369,085	60,421	(443,165)	(13,659)	121,855	8,062	(108,918)	20,999
Focused Large Cap Growth	724,295	—	(869,385)	(145,090)	168,120	—	(103,662)	64,458
International Stock	503,147	—	(821,535)	(318,388)	167,583	—	(122,448)	45,135
Real Estate Stock	247,013	283,995	(244,928)	286,080	57,892	43,357	(348,111)	(246,862)
Small Cap Value	171,847	53,196	(469,289)	(244,246)	112,090	10,937	(144,848)	(21,821)
Emerging Markets Stock	377,616	64,904	(696,367)	(253,847)	144,583	8,004	(146,752)	5,835
Small Cap Growth	278,434	—	(404,053)	(125,619)	134,831	—	(126,297)	8,534

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

	Class C Shares
				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares
Floating Rate Bond	289,569	8,613	(177,650)	120,532
Corporate/Government Bond	39,548	2,081	(29,887)	11,742
Monthly Distribution	129,051	24,895	(257,960)	(104,014)
Dynamic Macro	26,224	—	(393,431)	(367,207)
High-Yield Bond	84,730	11,330	(105,803)	(9,743)
Alternative Dividend	43,224	862	(1,153)	42,933
International Opportunity Bond	30,580	1,484	(14,153)	17,911
Appreciation & Income	12,689	8,202	(49,015)	(28,124)
Large Cap Value	35,535	3,757	(57,954)	(18,662)
Focused Large Cap Growth	91,802	—	(52,672)	39,130
International Stock	29,290	—	(108,168)	(78,878)
Real Estate Stock	14,859	32,299	(37,381)	9,777
Small Cap Value	38,977	5,477	(35,673)	8,781
Emerging Markets Stock	22,035	3,518	(90,244)	(64,691)
Small Cap Growth	34,533	—	(20,503)	14,030

Year Ended October 31, 2016:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	3,245,963	283,827	(1,457,613)	2,072,177	518,054	29,530	(317,202)	230,382
Corporate/Government Bond	889,311	88,721	(581,522)	396,510	212,107	8,751	(221,945)	(1,087)
Monthly Distribution	930,533	143,378	(1,296,398)	(222,487)	308,917	49,761	(1,137,113)	(778,435)
Dynamic Macro	1,014,094	—	(920,799)	93,295	272,164	—	(198,785)	73,379
High-Yield Bond	1,299,855	435,039	(1,812,374)	(77,480)	290,157	46,309	(312,037)	24,429
Alternative Dividend	2,069,758	—	(28,014)	2,041,744	1	—	—	1
International Opportunity Bond	573,174	2,986	(1,516,131)	(939,971)	101,064	159	(234,584)	(133,361)
Appreciation & Income	363,748	145,362	(715,847)	(206,737)	95,024	23,349	(147,881)	(29,508)
Large Cap Value	616,688	968,124	(632,723)	952,089	155,383	138,870	(160,657)	133,596
Focused Large Cap Growth	774,330	17,116	(597,687)	193,759	284,636	3,304	(197,810)	90,130
International Stock	841,227	3,084	(726,387)	117,924	251,540	—	(160,223)	91,317
Real Estate Stock	267,773	184,156	(796,210)	(344,281)	85,202	57,555	(170,890)	(28,133)
Small Cap Value	235,460	53,816	(291,167)	(1,891)	70,193	8,834	(80,919)	(1,892)
Emerging Markets Stock	913,954	25,824	(867,084)	72,694	245,332	1,850	(129,758)	117,424
Small Cap Growth	602,298	124,708	(387,203)	339,803	77,497	24,091	(109,242)	(7,654)

	Class C Shares
				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares
Floating Rate Bond	177,846	11,030	(92,549)	96,327
Corporate/Government Bond	67,852	5,244	(100,458)	(27,362)
Monthly Distribution	211,987	51,254	(585,842)	(322,601)
Dynamic Macro	109,872	—	(81,233)	28,639
High-Yield Bond	160,314	35,061	(371,843)	(176,468)
Alternative Dividend	35,692	—	(5)	35,687
International Opportunity Bond	37,817	12	(92,501)	(54,672)
Appreciation & Income	125,002	28,776	(327,962)	(174,184)
Large Cap Value	59,330	136,802	(148,707)	47,425
Focused Large Cap Growth	121,961	1,886	(114,862)	8,985
International Stock	90,644	—	(143,112)	(52,468)
Real Estate Stock	46,146	20,451	(91,576)	(24,979)
Small Cap Value	29,540	7,074	(46,933)	(10,319)
Emerging Markets Stock	87,692	—	(90,272)	(2,580)
Small Cap Growth	124,968	28,776	(327,919)	(174,175)

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year ended October 31, 2016 and October 31, 2015 was as follows:

	For the year or period ended October 31, 2016				For the year or period ended October 31, 2015
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
Floating Rate Bond	$3,114,657	$—	$—	$3,114,657	$2,676,918	$—	$—	$2,676,918
Corporate/Government Bond	1,431,865	—	—	1,431,865	1,657,557	—	—	1,657,557
Monthly Distribution	4,038,615	—	5,117,544	9,156,159	6,276,573	—	3,563,401	9,839,974
Dynamic Macro	—	—	—	—	—	—	—	—
High- Yield Bond	4,668,522	—	—	4,668,522	5,267,075	—	—	5,267,075
Alternative Dividend	—	—	—	—	—	—	—	—
International Opportunity Bond	—	27,741	—	27,741	—	—	21,370	21,370
Appreciation & Income	1,690,059	6,372	—	1,696,431	821,516	3,916,874	—	4,738,390
Large Cap Value	564,042	14,258,077	—	14,822,119	365,644	—	—	365,644
Focused Large Cap Growth	—	381,862	—	381,862	—	—	—	—
International Stock	43,319	—	—	43,319	1,350,442	267,504	—	1,617,946
Real Estate Stock	2,119,010	2,657,605	—	4,776,615	1,742,000	1,031,723	—	2,773,723
Small Cap Value	98,604	847,224	—	945,828	1,508,308	390,462	—	1,898,770
Emerging Markets Stock	504,601	—	—	504,601	537,526	—	—	537,526
Small Cap Growth	911,397	1,784,747	78,354	2,774,498	407,082	2,332,537	—	2,739,619

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, short-term capital gains, and fund distributions and adjustments for non-deductible expenses, book/tax treatment of foreign currency exchange gains (losses), section 305(c) deemed dividend distributions, paydown gains (losses), C Corp return of capital, swap gains (losses), passive foreign investment companies, reclassifications of gains on contingent payment debt securities, real estate investment trusts, partnerships, grantor trusts, royalty trusts, corporation mergers, and the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days resulted in reclassification for the tax year ended October 31, 2016 as follows:

	Paid	Accumulated	Accumulated
	In	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gains (Loss)
Floating Rate Bond	$—	$—	$—
Corporate/Government Bond	—	70,902	(70,902)
Monthly Distribution	—	3,663,730	(3,663,730)
Dynamic Macro	(665,699)	73,163	592,536
High-Yield Bond	(706)	706	—
Alternative Dividend	(3,177)	3,177	—
International Opportunity Bond	(1,032,496)	(38,113)	1,070,609
Appreciation & Income	—	(75,689)	75,689
Large Cap Value	—	(74)	74
Focused Large Cap Growth	(701,668)	701,353	315
International Stock	(141,050)	(747,044)	888,094
Real Estate Stock	—	1	(1)
Small Cap Value	—	—	—
Emerging Markets Stock	—	(123,512)	123,512
Small Cap Growth	(59,009)	59,009	—

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

As of each of the Fund’s tax year-ended October 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings(Deficits)
Floating Rate Bond	$22,346	$—	$—	$(2,132,469)	$(9,758)	$(267,630)	$(2,387,511)
Corporate/Government Bond	3,634	—	—	(1,811,316)	(242)	1,174,789	(633,135)
Monthly Distribution	—	—	(798,060)	(17,926,947)	(790,114)	(4,048,033)	(23,563,154)
Dynamic Macro	—	—	(9,192)	(2,546,135)	—	1,816,176	(739,151)
High-Yield Bond	181,669	—	—	(12,709,801)	(13,868)	3,101,374	(9,440,626)
Alternative Dividend	30,441	—	—	(102,311)	—	(415,523)	(487,393)
International Opportunity Bond	—	254,196	—	—	—	(599,611)	(345,415)
Appreciation & Income	499,972	—	—	(2,161,341)	—	(650,029)	(2,311,398)
Large Cap Value	739,323	—	—	(944,869)	—	5,651,348	5,445,802
Focused Large Cap Growth	—	—	(402,872)	(1,452,565)	—	13,032,336	11,176,899
International Stock	—	—	—	(5,480,464)	—	5,609,674	129,210
Real Estate Stock	1,673,832	3,748,342	—	—	—	4,051,567	9,473,741
Small Cap Value	937,880	144,514	—	—	—	779,013	1,861,407
Emerging Markets Stock	801,223	—	—	(11,160,592)	—	5,108,035	(5,251,334)
Small Cap Growth	—	—	(123,870)	(302,357)	—	2,325,999	1,899,772

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income/(loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for gains on contingent convertible debt securities, the mark-to-market treatment of open forward foreign currency contracts, options, futures and swap contracts, and adjustments for section 305(c) deemed dividend distributions, real estate investment trusts, partnerships, passive foreign investment companies, royalty trusts, constructive sales of securities held short, straddles and C Corporation return of capital distributions. In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and constructive sales, and tax adjustments for accrued dividend payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Floating Rate Bond	—
Corporate/Government Bond	—
Monthly Distribution	798,060
Dynamic Macro	9,192
High-Yield Bond	—
Alternative Dividend	—
International Opportunity Bond	—
Appreciation & Income	—
Large Cap Value	—
Focused Large Cap Growth	402,872
International Stock	—
Real Estate Stock	—
Small Cap Value	—
Emerging Markets Stock	—
Small Cap Growth	123,870

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

At October 31, 2016, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date as follows:

		Non-Expiring	Non-Expiring
Fund	Expiring	Short-Term	Long-Term	Total
Floating Rate Bond	$—	$627,353	$1,515,997	$2,143,350
Corporate/Government Bond	—	502,249	1,309,067	1,811,316
Monthly Distribution	—	5,380,806	12,546,141	17,926,947
Dynamic Macro	152,058	1,943,448	450,629	2,546,135
High-Yield Bond	3,403,542	3,648,764	5,657,495	12,709,801
Alternative Dividend	—	73,481	28,830	102,311
International Opportunity Bond	—	—	—	—
Appreciation & Income	—	—	2,161,341	2,161,341
Large Cap Value	—	944,869	—	944,869
Focused Large Cap Growth	—	1,139,981	312,584	1,452,565
International Stock	—	4,996,453	484,011	5,480,464
Real Estate Stock	—	—	—	—
Small Cap Value	—	—	—	—
Emerging Markets Stock	3,737,864	6,242,039	1,180,689	11,160,592
Small Cap Growth	—	302,357	—	302,357

For Monthly Distribution, $674,128 of capital loss carryforward expired in the current fiscal year.

9.	LINE OF CREDIT

Currently, the Funds have a $40,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the six months ended April 30, 2017, Focused Large Cap Growth accessed the line of credit, the average amount of borrowing outstanding was $194,192. As of April 30, 2017, the Focused Large Cap Growth had $22,000 of outstanding borrowings under the Credit Agreement.

10.	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with the Bank. Each participating fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current Market Value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held as collateral, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Fund’s Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2017 (Continued)

The following table presents financial instruments that are subject to enforceable netting arrangements as of April 30, 2017.

Gross Amounts of Assets Presented in the Statements of Assets and Liabilities

	Market Value of	Market Value of	Percentage of Total
Fund	Loaned Securities	Collateral (1)	Investment Income
Floating Rate Bond	$1,493,995	$1,493,995	0.00%
Corporate/Government Bond	7,381,247	7,381,247	0.00%
Monthly Distribution	7,407,183	7,407,183	0.00%
Dynamic Macro	2,819,526	2,819,526	0.00%
High-Yield Bond	26,541,345	26,541,345	0.00%
Alternative Dividend	—	—	0.00%
International Opportunity Bond	—	—	0.00%
Appreciation & Income	1,193,992	1,193,992	0.00%
Large Cap Value	12,593,374	12,593,374	0.00%
Focused Large Cap Growth	16,495,509	16,495,509	0.00%
International Stock	3,719,420	3,719,420	0.00%
Real Estate Stock	10,034,782	10,034,782	0.00%
Small Cap Value	9,469,175	9,469,175	0.00%
Emerging Markets Stock	2,814,783	2,814,783	0.00%
Small Cap Growth	12,589,867	12,589,867	0.00%

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged

11.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

Dynamic Macro currently invests a portion of its assets in the SDPR S&P 500 ETF Trust. The Fund may redeem its investment at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of Dynamic Macro may be directly affected by the performance of the SPDR S&P 500 ETF Trust. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of April 30, 2017 the percentage of Dynamic Macro’s net assets invested in the SPDR S&P 500 ETF Trust was 25.8%.

12.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

13.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements relating to the Funds presented in this report.

At a meeting held on June 27, 2017, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, considered and approved the termination of PENN Capital Management Co., Inc. as a sub-adviser to the High-Yield Bond Fund, effective June 30, 2017, and the appointment of PineBridge Investments, LLC to sub-advise the Fund, effective July 1, 2017.

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Meeting of the Board of Trustees Held on December 20, 2016

At a regular meeting of the Board of Trustees (the “Board”) of the Trust held on December 20, 2016 (the “Meeting”), the Board, including all of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the renewal of an investment advisory agreement between the Trust, on behalf of each series of the Trust, and the Adviser (the “Investment Advisory Agreement”) and continuance of certain Sub-Advisory Agreements (the “Sub-Advisory Agreements”) among the Trust, the Adviser and the following Sub-Advisers for the indicated Funds: 1) Westchester Capital Management, LLC (“Westchester”) with respect to Monthly Distribution; 2) Newfleet Asset Management LLC (“Newfleet”) with respect to Corporate/Government Bond; 3) PENN Capital Management Co., Inc. (“PENN”) with respect to High-Yield Bond; 4) Mellon Capital Management Corporation with respect to Dynamic Macro; 5) PENN with respect to Appreciation & Income; 6) Rothschild Asset Management Inc. (“Rothschild”) with respect to Large Cap Value; 7) Rogge Global Partners PLC (“Rogge”) with respect to International Opportunity Bond; 8) The Ithaka Group, LLC (“Ithaka”) with respect to Focused Large Cap Growth; 9) Arrowstreet Capital, L.P. (“Arrowstreet”) with respect to International Stock; 10) Barings Real Estate Advisers LLC (“Barings”) with respect to Real Estate Stock; 11) 9) Piermont Capital Management, LLC (“Piermont”) with respect to Small Cap Value; 12) Pier Capital, LLC (“Pier”) with respect to Small Cap Growth; 13) Bailard, Inc. (“Bailard”) with respect to Emerging Markets Stock; and 14) Newfleet with respect to Floating Rate Bond.

Continuance of Investment Advisory Agreement for each of Monthly Distribution, Corporate/Government Bond, High-Yield Bond, Dynamic Macro, Appreciation & Income, Large Cap Value, Floating Rate Bond, International Opportunity Bond, Focused Large Cap Growth, International Stock, Real Estate Stock, Small Cap Value, Small Cap Growth, Emerging Markets Stock.

The Trustees reviewed information related to the proposed renewal of the Investment Advisory Agreement with the Trust, including (a) the investment performance of each Fund, a peer group of funds and appropriate indices; (b) the Adviser’s personnel and resources; and (c) comparative fees and expenses of a peer group of funds. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuance of the Investment Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by the Adviser. Among other things, the Board discussed their view that the Adviser’s personnel are focused on delivering high quality services to the Funds as evidenced by its active monitoring of each Sub-Adviser’s performance and compliance with applicable rules and regulations. The Trustees also noted the Adviser’s investment in investor education and technology. The Board agreed that the Adviser provides the Board with thorough and meaningful reports and expressed satisfaction with the level of detail provided in the reports pertaining to advisory agreement renewals. The Board considered the Adviser’s consistent focus on managing expenses and vetting and negotiating with Sub-Advisers and other service providers for the benefit of shareholders. The Board noted that the Adviser continues to demonstrate that it had the skills, experience, quality and depth of personnel, investment analytics, and compliance policies and procedures for performing its duties under the Advisory Agreement, and concluded that the Adviser had the resources to continue to provide quality advisory services in a manner that is consistent with the Board’s expectations.

Performance. The Board reviewed each Fund’s investment performance for various time periods through September 30, 2016 as compared to its benchmark index, Morningstar category average (“MS Category

Average”) and the Peer Group Average of a group of funds of comparable size in the MS Category Average (collectively, the “Comparison Group”). In its evaluation of investment performance, the Board gave particular attention to information indicating changes in performance of certain Funds for specific time periods and discussed with the Adviser the reasons for any outperformance or underperformance. The Board also took into consideration the length of time that a Sub-Adviser had been managing a Fund and the performance related to a prior sub-adviser. In some cases when performance was less than satisfactory, the Board agreed that assessing performance over a longer-term would be more meaningful or that careful monitoring of the Sub-Adviser is warranted to determine if further action is required. They noted the Adviser’s consistent and proactive approach to performance issues. As a result of their review, the Independent Trustees concluded that the Adviser, through the Sub-Advisers, had generally provided acceptable returns to shareholders and that the Advisory arrangement with the Adviser should continue.

Monthly Distribution: the Board noted that the Fund had outperformed the Comparison Group across all the time periods since its inception in 2008 and concluded that the Fund’s performance was satisfactory.

Corporate/Government Bond: the Board noted that since the Fund’s inception in 2004, it had outperformed its Comparison Group. The Trustees considered that the Fund has consistently performed well since inception, and concluded that the Fund’s performance was satisfactory.

High-Yield Bond: the Board noted that the Fund had underperformed its Comparison Group across the relevant time periods. The Board noted that the Fund’s short-term performance was impaired by its significant exposure to the energy market’s decline. The Trustees considered the Fund’s strategy is generally more conservative in nature than a majority of the funds in its MS Category Average. The Trustees agreed that the Adviser should continue to monitor performance and they will look for improvement.

Dynamic Macro: the Board noted there was a change in sub-adviser and investment strategy as of October 1, 2014 and that the Fund outperformed its Comparison Group over the past 1-year period. The Board further noted that the Fund’s underperformance in the 3- and 5- year periods was tied to its former sub-adviser. The Board concluded that the Fund’s short-term performance was satisfactory and expressed optimism for continuing improvement.

Appreciation & Income: the Board noted that the Fund had underperformed its Category Average and Peer Group since the Sub-Adviser was hired in October 2014. The Trustees considered the Adviser’s report regarding the challenges presented by the concentrated nature of the portfolio, which while providing opportunities for outperformance over the long-term, was also sensitive to individual security performance and therefore, additional volatility of the portfolio was not unexpected. The Board further noted adjustments made by the Sub-Adviser to try to manage volatility and the Adviser’s belief that the Fund had the ability to outperform over a full market cycle. The Trustees agreed the Adviser should continue to monitor volatility and performance of the Fund.

Large Cap Value: the Board noted that the Fund underperformed the Comparison Group for the all the time periods. The Board further noted that the Fund’s sub-adviser was changed on July 1, 2015 and that most of the Fund’s underperformance over the 3- and 10-year periods were attributable to the previous sub-adviser’s track record. The Trustees expressed optimism for the Fund’s longer-term success under the new Sub-Adviser.

International Opportunity Bond: the Board noted that the Fund performed in-line with its Peer Group Average over the longer-term periods, outperformed its Peer Group Average over the short-term, and underperformed its MS Category Average since the inception of the Fund. The Trustees considered the Adviser’s explanation that the primary reason for the Fund’s underperformance was because it invests strictly in international bonds and, therefore, did not benefit from the performance of U.S. bonds. The Trustees further noted the Adviser’s view that there is currently no Morningstar category that closely aligns with the Fund’s investment strategy. The Trustees agreed performance was satisfactory given the Fund’s mandate.

Focused Large Cap Growth: the Board noted that the Fund underperformed the Comparison Group over the applicable time frames. The Trustees considered the Adviser’s view that the Fund’s concentrated style of investing resulted in a portfolio more volatile than the average peer and benchmark and the Adviser’s report that the Fund did not benefit from the past year’s rally in dividend paying stocks, which it does not hold. The Trustees noted that the Fund benefited from its investment style when it was one of the top performers amongst all large growth mutual funds in 2015 and were hopeful that the Fund’s performance will rebound.

International Stock: the Board noted that the Fund outperformed its Comparison Group across all the time periods. The Board expressed satisfaction with the Fund’s overall performance.

Real Estate Stock: the Board noted that the Fund outperformed or was in-line with its Comparison Groups across all time periods. The Board indicated that they were satisfied with the Fund’s overall performance.

Small Cap Value: the Board noted that the Fund outperformed its Peer Group Average and MS Category Average since the current Sub-Adviser began managing the portfolio in 2013 and outperformed its Peer Group Average for the 10-year period, while trailing the MS Category Average for the same time period. The Trustees further noted that the Fund underperformed its Comparison Group over the 1-year period at 14.26% versus 16.34% and 14.51% for the Peer Group and MS Category Average, respectively and for the 5-year period at 13.26% versus 14.82% and 14.56% for the Peer Group and MS Category Average, respectively. The Trustees were satisfied with the Fund’s performance.

Small Cap Growth: the Board noted that the Fund significantly underperformed the Comparison Group over the 1-year period with a return of 4.91% versus 11.78% and 10.47% for the Peer Group and MS Category Average, respectively, while it outperformed its Comparison Group for the 10-years and since inception time periods and outperformed or was in-line with its Comparison Group for the 5-year period. The Trustees noted the Adviser’s explanation that lack of exposure to the biotechnology sector in the last quarter of 2015 adversely affected the Fund’s return, while the same strategy had previously benefitted the Fund. The Board expressed satisfaction with the Fund’s long-term performance and agreed that the Adviser’s confidence in the Sub-Adviser was reasonable.

Emerging Markets Stock: the Board noted that the Fund significantly underperformed its Comparison Group for the 1-year period. The Board further noted that the current Sub-Adviser began managing the portfolio in July 2013. The Trustees discussed the Adviser’s report that the recent underperformance was mostly attributed to the fourth quarter of 2015; that stock selection, especially in certain markets, and country allocation detracted from performance. The Trustees noted the Adviser’s view that emerging markets is a volatile space where it is possible for investment strategies to temporarily go out of favor and that the Sub-Adviser’s strict adherence to its disciplined strategy and process had not been rewarded. The Board considered the slight modifications to the strategy that the Sub-Adviser had implemented in an effort to capture more value and agreed to monitor the performance of the Fund over the longer-term.

Floating Rate Bond: the Board noted that the Fund’s returns for the 1-year period were in line with the Peer Group Average while trailing the MS Category Average and since inception in 2013, trailed both the Peer Group and MS Category Average. The Trustees considered that the Fund’s recent relative performance was good and the specialized nature of the Fund and concluded that the Fund’s performance was satisfactory.

Cost of Services and Profitability. As to the costs of the services provided and profits realized by the Adviser, the Board reviewed the Adviser and Sub-Advisers’ fees and expense data of each Fund compared to the relevant Peer Group and MS Category Average. The Board reviewed for each Fund the fee paid to the Adviser, as well as the total of the advisory fee and sub-advisory fee (the “Management Fees”). They observed that in the case of all the Funds, except for Appreciation & Income, average Management Fees were higher than the Peer Group and MS Category Average. With respect to Appreciation & Income, the Trustees noted that average Management Fees were in-line with the MS Category Average, but lower than the Peer Group.

The Trustees discussed the impact of each Fund’s performance on the fees paid. They considered fees both at the low and higher ranges and observed that the unique performance fee structure is designed to align with the shareholders’ interests. With respect to Focused Large Cap Growth, International Stock, Real Estate Stock, Small Cap Value, Small Cap Growth, Emerging Markets Stock, Dynamic Macro, and Large Cap Value, the Trustees noted that the Sub-Advisers’ mid-fee or higher rate was reflected in the Management Fees because the Fund outperformed, or performed in line with, with benchmark index.

The Trustees discussed the advisory fee relative to the sub-adviser fees, as well as each Fund’s expense ratio. They considered the impact of Fund net assets on total expenses. The Trustees reviewed an analysis of profitability provided by the Adviser. The Trustees took into account possible related benefits derived by the Adviser from its relationship with the Funds including the underwriting and 12b-1 fees paid to DAIC. The Trustees acknowledged that the Adviser, in its capacity as a broker, receives commissions and distribution fees when its customers purchase the Funds, but the Adviser does not execute trades on behalf of the Funds and therefore receives no compensation on portfolio trades. The Trustees reviewed revenue and expense information provided by the Adviser relating to providing advisory service to each Fund. They concluded that profits from the Adviser’s relationship with each Fund was not unreasonable and is at a level to adequately incentivize DAIC to continue to provide high quality services. The Trustees also considered that the Adviser also serves as the sponsor of an Asset Allocation Program (“AAP) that allocates to the Dunham Funds. It was the consensus of the Board that, based on DAIC’s expertise, the fees charged by the Adviser and its Sub-Advisers were reasonable.

Economies of Scale. As to economies of scale, the Trustees noted that the Advisory Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees agreed that breakpoints may be an appropriate way for the Adviser to share its economies of scale with the Funds and the shareholders if the Funds experience a substantial growth in assets, however, the Trustees recognized that no Fund had yet reached an asset level where the Adviser could realize significant economies of scale. The Trustees noted that economies of scale would need to be considered in the future as net asset levels of the Funds grow. The Trustees further noted that at a previous contracts renewal meeting, the Adviser explained that it is prepared to offer concessions to the Funds at appropriate asset levels, and in anticipation of such, had discussed a proposed breakpoint schedule that reflects the economies of scale that the Adviser anticipates realizing. The Trustees concluded that the absence of breakpoints was still acceptable under the current circumstances, and they agreed to continue to evaluate the issue with respect to each Fund as assets increase, and to work with the Adviser to negotiate reasonable breakpoints when appropriate

Continuance of Sub-Advisory Agreements for each of Monthly Distribution, Corporate/Government Bond, High-Yield Bond, Dynamic Macro, Appreciation & Income, Large Cap Value, International Opportunity Bond, Focused Large Cap Growth; International Stock; Real Estate Stock, Small Cap Value, Small Cap Growth , Emerging Markets Stock, and Floating Rate Bond.

The Trustees relied upon the advice of legal counsel and their own business judgment in evaluating the Sub-Advisory Agreements and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions.

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuance of each of the Sub-Advisory Agreements included the following:

Nature, Extent and Quality of Services. As to the nature, extent and quality of the services provided by the Sub-Advisers, the Board reviewed and discussed at length each Sub-Adviser’s presentation materials, including information regarding any changes to professional staffing, advisory services, compliance monitoring, regulatory or legal matters, and insurance coverage. In addition, representatives of the Adviser reviewed their working relationship with each Sub-Adviser, including the observation of the Trust’s CCO with respect to compliance matters. The Trustees noted that the Adviser actively and continuously evaluates quality of service delivered by the Sub-Advisers and is generally satisfied with the current line-up of Sub-Advisers. The Trustees concluded that each of the Sub-Advisers provides a level of service that is consistent with the Board’s expectations.

Performance. As to the performance of each Sub-Adviser, the Trustees noted its thorough review and discussion of each Fund’s performance during its earlier evaluation of the Advisory Agreement and their conclusion that the performance was satisfactory or, where less than satisfactory, the Adviser is carefully monitoring the Sub-Adviser and is considering alternatives, including a possible change in sub-adviser.

Cost of Services. As to the cost of the services provided by each Sub-Adviser, the Board considered the Base Fee (as defined in the Sub-Advisory Agreements) paid to each Sub-Adviser when the performance of the Fund is equal to that of the Index plus or minus a “null” zone. Where provided, the Trustees compared advisory (and sub-advisory) fees (both flat fee rates and performance fee rates) charged by each Sub-Adviser to its other accounts.

The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when the sub-adviser delivers results, and how this fact must be integrated into their analysis of fees. The Board noted its thorough review and discussion of each Fund’s fees and expenses during its earlier evaluation of the Advisory Agreement and their conclusion the fees were within a reasonable range.

Profitability. The Board then considered the potential fee adjustments to be made to each Fund’s Base Fee based on performance. The Trustees affirmed their belief that the 12-month period over which performance is computed is sufficiently long to provide a reasonable basis for indicating performance. The Trust officers confirmed that the performance adjustment to the Base Fee had been calculated daily during the first twelve months, based on the average net assets of each Fund from inception of the contract to date, and the comparative performance of each Fund (based on Class N shares) to the relevant Index. The Trustees confirmed their belief that the method by which the Performance Fee is calculated under the Sub-Advisory Agreements ensures that any significant fee adjustments are attributable to Sub-Adviser’s skill or lack thereof, rather than to random fluctuations, and the performance fee clearly aligns the Sub-Advisers’ interest with those of the shareholders. It was the consensus of the Board that the maximum performance adjustment under each Sub-Advisory Agreement continues to reflect performance differences that could reasonably be considered meaningful and significant taking into account each Fund’s size, volatility, diversification and variability of performance differences. After consideration, the Board was satisfied that in each case, the relationship of the fee adjustments to the Base Fee was not disproportionately large and that each Fund’s sub-advisory fee was acceptable in light of all of the factors discussed. The Board reviewed a profit analysis provided by certain Sub-Advisers and agreed that no Sub-Adviser was excessively profitable. Where profitability information was not provided by the Sub-Adviser, the Board noted the arm’s length negotiations over fees between the Adviser and Sub-Adviser and that the fees actually paid to the Sub-Advisers were not significant.

Economies of Scale. The Trustees discussed the relevance of economies of scale in the context of Sub-Advisers that receive a performance based fee. They agreed that the Adviser had successfully negotiated a favorable Base Fee with each Sub-Adviser, and the Adviser continued to monitor fees and negotiate reductions when warranted.

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreements, and as assisted by the advice of counsel, the Board, including all of the Independent Trustees, unanimously concluded that (a) the terms of each of the Advisory Agreements are fair and reasonable; (b) that the Advisory fee and Sub-Advisory fees were for services different than those provided by any underlying Fund’s adviser and are not duplicative; and (c) renewal of the Advisory Agreement and Sub-Advisory Agreements is in the best interests of the Funds, their shareholders and their prospective shareholders.

Meeting of the Board of Trustees Held on March 21, 2017

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on March 21, 2017 (the “Meeting’), the Board, including a majority of the Independent Trustees, considered the approval of a new sub-investment advisory agreement among the Trust, Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and Perella Weinberg Partners Capital management LP (“Perella Weinberg” or the “Sub-Adviser”) (the “New Sub-Advisory Agreement”) on behalf of Monthly Distribution.

In connection with its review and approval of the New Sub-Advisory Agreement at the Meeting, the Independent Trustees considered materials furnished by Perella Weinberg, including information about, but not limited to, Rothschild’s personnel and operations and financial condition. At the Meeting, representatives from the Adviser and Perella Weinberg presented to the Board information regarding Perella Weinberg and the Fund and responded to questions from the Trustees. The Board also reviewed the terms of the New Sub-Advisory Agreement and compared its terms to those of the Prior Sub-Advisory Agreement. The Trustees discussed the terms of the New Sub-Advisory Agreement and the performance goals and fulcrum fee arrangements set forth in the New Sub-Advisory Agreement.

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the New Sub-Advisory Agreement included the following:

Performance. With respect to performance, the Board reviewed comparative performance information of other accounts managed by Perella Weinberg with a strategy similar to the Fund’s strategy over various time periods as compared to the Fund’s benchmark index and discussed the same with representatives from Perella Weinberg and the Adviser. The Trustees also noted that the strategy was approaching its 5-year track record and that it outperformed the benchmark since inception. The Trustees concluded that Perella Weinberg’s prior performance is more than reasonable and indicates the potential for favorable results for the Fund.

Nature, Extent and Quality of Services. The Board considered the presentation received with respect to Perella Weinberg’s assets, organizational structure, and investment processes. The Trustees noted the qualifications and experience of Perella Weinberg’s key personal and discussed the investment strategy with Perella Weinberg’s representatives. The Trustees further noted the positive reports from the Adviser regarding Perella Weinberg’s responsiveness to information requests and from the Trust’s CCO concerning Perella Weinberg’s compliance program. The Trustees considered that Perella Weinberg appeared to possess the skills and experience necessary to effectively manage the Fund’s investment strategies, and concluded that Perella Weinberg had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the proposed Sub-Advisory Agreement in a satisfactory manner.

Cost of Services and Profitability. The Trustees noted that the Fund will pay the sub-adviser a fulcrum fee consisting of a base fee of 0.65% annually, and a performance fee component at a rate that will vary by +/- 0.40% of the average daily net asset value of the Fund depending upon the performance of the Fund’s Class N shares as compared to the benchmark index for a range of 0.25% to 1.05%. The Board also noted that the performance fee rate will increase or decrease by one basis point (0.01%) for each 0.05% of outperformance/underperformance of the benchmark index and they discussed with the Adviser how the performance increments were developed and negotiated. The Board, including the Independent Trustees, took into account that the minimum fee rate of 0.25% is low and that at the maximum level, which the sub-adviser would only earn if the Fund performed very well, of sub-advisory fee to be charged to the Fund was reasonable compared to the fees charged to other accounts managed by Perella Weinberg. The Independent Trustees concluded that the Adviser negotiated a fair sub-advisory agreement with Perella Weinberg and that the fee adjustments under the fulcrum fee arrangement were reasonable and appropriate to reward or penalize outperformance or underperformance, respectively, and that the index and performance adjustments were appropriate and result from meaningful performance differentials. The Independent Trustees also took into account that the Fund pays the Adviser a fixed fee of 0.65% of daily net assets and discussed that the various duties of the Adviser and the Sub-Adviser were not duplicative. The Independent Trustees next considered the anticipated profits to be realized by Perella Weinberg in relation to the operation of the Fund. They reviewed an analysis of profitability provided by Perella Weinberg and noted that the estimated net profit to Perella Weinberg was not unreasonable.

Economies of Scale. As to economies of scale it was the consensus of the Independent Trustees that the Fund had not yet reached an asset level where any material economies of scale could be realized and, consequently, the absence of breakpoints was acceptable at this time.

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all important or controlling with respect to the New Sub-Advisory Agreement. Having requested and received such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board, including all of the Independent Trustees present, unanimously concluded that the terms of the New Sub-Advisory Agreement were fair and reasonable.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	11/1/16	4/30/17	Period*	4/30/17	Period*
Class N:
Floating Rate Bond Fund	1.08%	$1,000.00	$1,024.70	$ 5.42	$1,019.44	$ 5.41
Corporate/Government Bond Fund	1.37%	$1,000.00	$1,000.20	$ 6.78	$1,018.02	$ 6.84
Monthly Distribution Fund	3.05%	$1,000.00	$1,036.80	$15.40	$1,009.67	$15.20
Dynamic Macro Fund	2.29%	$1,000.00	$1,018.80	$11.46	$1,012.20	$11.43
High-Yield Bond Fund	1.20%	$1,000.00	$1,048.30	$ 6.09	$1,018.84	$ 6.32
Alternative Dividend Fund	1.26%	$1,000.00	$1,034.40	$ 6.36	$1,018.55	$ 7.95
International Opportunity Bond Fund	1.62%	$1,000.00	$ 972.20	$ 7.92	$1,016.76	$ 8.10
Appreciation & Income Fund	1.57%	$1,000.00	$1,044.20	$ 7.96	$1,017.01	$ 7.85
Large Cap Value Fund	1.10%	$1,000.00	$1,107.90	$ 5.73	$1,019.36	$ 5.49
Focused Large Cap Growth Fund	1.10%	$1,000.00	$1,106.80	$ 5.75	$1,019.34	$ 5.51
International Stock Fund	1.62%	$1,000.00	$1,099.70	$ 8.43	$1,016.76	$ 8.10
Real Estate Stock Fund	1.12%	$1,000.00	$1,025.80	$ 5.63	$1,019.24	$ 5.61
Small Cap Value Fund	1.19%	$1,000.00	$1,185.90	$ 6.47	$1,018.87	$ 5.98
Emerging Markets Stock Fund	2.11%	$1,000.00	$1,094.30	$10.95	$1,014.33	$10.54
Small Cap Growth Fund	1.05%	$1,000.00	$1,153.20	$ 5.61	$1,019.59	$ 5.26
Class A:
Floating Rate Bond Fund	1.33%	$1,000.00	$1,023.30	$ 6.67	$1,018.20	$ 6.66
Corporate/Government Bond Fund	1.62%	$1,000.00	$ 999.70	$ 8.05	$1,016.74	$ 8.12
Monthly Distribution Fund	3.30%	$1,000.00	$1,035.70	$16.66	$1,008.43	$16.43
Dynamic Macro Fund	2.54%	$1,000.00	$1,018.20	$12.71	$1,012.20	$12.67
High-Yield Bond Fund	1.45%	$1,000.00	$1,038.50	$ 7.33	$1,017.60	$ 7.25
Alternative Dividend Fund	1.51%	$1,000.00	$1,033.90	$ 7.61	$1,017.31	$ 7.55
International Opportunity Bond Fund	1.87%	$1,000.00	$ 973.10	$ 9.15	$1,015.52	$ 9.35
Appreciation & Income Fund	1.82%	$1,000.00	$1,042.60	$ 9.22	$1,015.77	$ 9.10
Large Cap Value Fund	1.35%	$1,000.00	$1,106.90	$ 7.03	$1,018.12	$ 6.74
Focused Large Cap Growth Fund	1.35%	$1,000.00	$1,104.90	$ 7.05	$1,018.10	$ 6.76
International Stock Fund	1.87%	$1,000.00	$1,098.70	$ 9.73	$1,015.52	$ 9.35
Real Estate Stock Fund	1.37%	$1,000.00	$1,024.70	$ 6.88	$1,018.00	$ 6.85
Small Cap Value Fund	1.44%	$1,000.00	$1,184.10	$ 7.80	$1,017.65	$ 7.20
Emerging Markets Stock Fund	2.36%	$1,000.00	$1,092.90	$12.52	$1,013.09	$11.61
Small Cap Growth Fund	1.30%	$1,000.00	$1,151.50	$ 6.93	$1,018.35	$ 6.51

DUNHAM FUNDS’ EXPENSES (Unaudited) (Continued)

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	11/1/16	4/30/17	Period*	4/30/17	Period*
Class C:
Floating Rate Bond Fund	1.83%	$1,000.00	$1,022.50	$ 9.18	$1,015.72	$ 9.15
Corporate/Government Bond Fund	2.12%	$1,000.00	$ 996.60	$10.50	$1,014.28	$10.59
Monthly Distribution Fund	4.05%	$1,000.00	$1,031.60	$20.40	$1,004.71	$20.13
Dynamic Macro Fund	3.29%	$1,000.00	$1,014.00	$16.43	$1,008.48	$16.38
High-Yield Bond Fund	1.95%	$1,000.00	$1,054.00	$ 9.93	$1,015.12	$ 9.74
Alternative Dividend Fund	2.26%	$1,000.00	$1,029.30	$11.37	$1,013.59	$11.28
International Opportunity Bond Fund	2.24%	$1,000.00	$ 968.50	$12.79	$1,013.69	$11.18
Appreciation & Income Fund	2.57%	$1,000.00	$1,038.40	$12.99	$1,012.10	$12.82
Large Cap Value Fund	2.10%	$1,000.00	$1,102.40	$10.94	$1,014.39	$10.48
Focused Large Cap Growth Fund	2.10%	$1,000.00	$1,101.50	$10.94	$1,014.38	$10.49
International Stock Fund	2.62%	$1,000.00	$1,099.70	$ 8.43	$1,016.76	$ 8.10
Real Estate Stock Fund	2.12%	$1,000.00	$1,020.70	$10.62	$1,014.28	$10.59
Small Cap Value Fund	2.19%	$1,000.00	$1,176.00	$11.82	$1,013.93	$10.94
Emerging Markets Stock Fund	3.11%	$1,000.00	$1,089.10	$16.11	$1,009.37	$15.49
Small Cap Growth Fund	2.05%	$1,000.00	$1,147.00	$10.91	$1,014.63	$10.24

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the six month period ending April 30, 2017).

Privacy Notice

 October 2016

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not required for semi-annual reports.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/7/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/7/2017

By (Signature and Title)

/s/ Denise Iverson

Denise Iverson, Principal Financial Officer/Treasurer

Date 7/7/2017